 Filed Pursuant to Rule 497
 Securities Act File No. 333-191307
The information in this preliminary prospectus supplement and the accompanying prospectus relates to an effective registration statement under the Securities Act of 1933, as amended, but the information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED MARCH 22, 2018
PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated May 9, 2017)
$[             ]
GSV Capital Corp.
[  ]% Convertible Senior Notes due 2023
We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company, or “BDC”, under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We invest principally in the equity securities of what we believe to be rapidly growing venture capital-backed emerging companies. We may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet our investment criteria. In addition, while we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies that otherwise meet our investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. We acquire our investments through direct investments with prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. Our investment activities are managed by GSV Asset Management, LLC, our registered investment adviser. GSV Capital Service Company, LLC provides administrative services to us to operate.
We seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. As our investment strategy is focused on equity positions, our investments generally do not produce current income. We will seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies.
We are offering $[      ] million in aggregate principal amount of our [  ]% Convertible Senior Notes due 2023 (a “Note” or the “Notes”). The Notes will bear interest at a rate of  [  ]% per year, payable semiannually in arrears on [           ] and [           ] of each year, beginning on [           ], 2018. The Notes will mature on [           ], 2023. Holders (the “Holders”) may surrender their Notes for conversion at any time prior to the close of business on the business day immediately preceding the stated maturity date. Upon conversion of the Notes, we will deliver a number of shares of our common stock, per $1,000 principal amount of Notes, equal to the conversion rate, as described in this prospectus supplement.
The initial conversion rate will be [      ] shares of our common stock for each $1,000 principal amount of Notes, which represents an initial conversion price of approximately $[      ] per share. Following certain corporate transactions that occur on or prior to the stated maturity date, we will, in certain circumstances, increase the conversion rate for a Holder that elects to convert its Notes in connection with such a corporate transaction. If a fundamental change, as defined herein, occurs prior to the stated maturity date, Holders may require us to purchase for cash all or any portion of their Notes at a fundamental change purchase price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest to, but excluding, the fundamental change purchase date. The Notes will be our general, unsecured, senior obligations and will rank senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment with all of our existing and future unsecured, senior indebtedness (whether or not secured); effectively subordinated to all of our existing and future secured indebtedness to the extent of the value of the asset securing such indebtedness; and structurally junior to the liabilities, including trade payables, of our subsidiaries.
We may not redeem the Notes prior to March 27, 2021. On or after March 27, 2021, we may redeem the Notes for cash, in whole or from time to time in part, at our option if  (i) the closing sale price of the common stock for at least 15 trading days (whether or not consecutive) during the period of any 20 consecutive trading days is greater than or equal to 150% of the conversion price on each applicable trading day, (ii) no public announcement of a pending, proposed or intended fundamental change has occurred which has not been abandoned, terminated or consummated, and (iii) no event of default under the indenture, and no event that with the passage of time or giving of notice would constitute an event of default under the indenture, has occurred or exists. The Notes may be redeemed at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments, if any, to, but excluding, the date fixed for redemption. See “Description of Notes — Optional Redemption Upon Satisfaction of Sale Price Condition” in this prospectus supplement for more information on the circumstances under which we may redeem the Notes.
For the period from the initial issuance of the Notes to, and including, March 27, 2019, we agree not to incur any indebtedness other than certain permitted debt, including, without limitation, up to $12.0 million in borrowings under our existing senior secured revolving credit facility with Western Alliance Bank (the “Credit Facility”), as described further under the heading “Description of Notes — Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement.

We do not intend to apply to list the Notes on any securities exchange or for inclusion on any automated dealer quotation system. Our common stock is listed on the Nasdaq Capital Market under the symbol “GSVC.” On March 21, 2018, the closing sale price of our common stock was $9.12 per share.
An investment in our Notes is subject to risks and involves a heightened risk of a total loss of your investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 20 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our Notes.
This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before investing in the Notes and keep each for future reference. We are required to file annual, quarterly, and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). This information will be available free of charge by contacting us at GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769, or on our website at http://www.gsvcap.com. Information contained on our website is not incorporated by referenced into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at http://www.sec.gov that contains information about us.
Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
	Per Share		Total
Public Offering Price	$	[ ]	$	[ ]
Underwriting Discounts and Commissions	$	[ ]	$	[ ]
Proceeds, before expenses, to us	$	[ ]	$	[ ]
The underwriter may also purchase up to an additional $[  ] total aggregate principal amount of Notes offered hereby within 30 days of the date of this prospectus supplement. If the underwriter exercises this option in full, the total public offering price will be $[  ], the total underwriting discount paid by us will be $[  ], and the total proceeds to us, before expenses, will be $[  ].
THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Delivery of the Notes will be made to investors in book-entry form only through The Depository Trust Company, or DTC, on or about [           ], 2018. The CUSIP for the Notes is 36191JAC5.
Sole Bookrunner
BTIG
Prospectus Supplement dated March [  ], 2018.

PROSPECTUS SUPPLEMENT
PROSPECTUS
S-i

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT
This document is part of a “shelf” registration statement on Form N-2 that we filed with the Securities and Exchange Commission in two parts. The first part is the prospectus supplement, which describes the terms of this offering of Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is in addition to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. In particular, this prospectus supplement includes updated risk factors, financial data, portfolio holdings and their respective valuations, and other disclosure that is tailored to address the pertinent market and other conditions that are currently prevalent. Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Available Information” and “Supplementary Risk Factors” included in this prospectus supplement and “Risk Factors” included in the accompanying prospectus, respectively, before investing in the Notes.
We further note that the representations, warranties and covenants made by us in any agreement that is filed as an exhibit to any document that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to you. Moreover, such representations, warranties or covenants were accurate only as of the date when made. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.
We have not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus supplement or in the accompanying prospectus. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to purchase, the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation of an offer in such jurisdiction. The information contained in this prospectus supplement or the accompanying prospectus, or incorporated by reference herein or therein is accurate only as of the respective dates thereof, regardless of the time of delivery of this prospectus supplement and the accompanying prospectus or of any sale of our securities. It is important for you to read and consider all information contained in this prospectus supplement and the accompanying prospectus, including the documents incorporated by reference herein and therein, in making your investment decision. You should also read and consider the information in the documents to which we have referred you in the sections entitled “Where You Can Find More Information” and “Incorporation of Certain Information by Reference” in this prospectus supplement and in the accompanying prospectus.
We are offering to sell, and seeking offers to buy, the Notes only in jurisdictions where offers and sales are permitted. The distribution of this prospectus supplement and the accompanying prospectus and the offering of the Notes in certain jurisdictions may be restricted by law. Persons outside the United States who come into possession of this prospectus supplement and the accompanying prospectus must inform themselves about, and observe any restrictions relating to, the offering and the distribution of this prospectus supplement and the accompanying prospectus outside the United States. This prospectus supplement and the accompanying prospectus do not constitute, and may not be used in connection with, an offer to sell, or a solicitation of an offer to buy, the Notes offered by this prospectus supplement and the accompanying prospectus by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.
You should rely on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any dealer, salesman or other person to provide you with different information or to make representations as to matters not stated in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the respective front cover of this prospectus supplement and the accompanying prospectus. We will amend or supplement this prospectus supplement and the accompanying prospectus in the event of any material change to the information contained herein during the distribution period.

PROSPECTUS SUPPLEMENT SUMMARY
The following summary contains basic information about the offering of the Notes pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of the Notes pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the Notes we are offering. You should carefully read the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements included in the accompanying prospectus and any updates or additions to those sections included in this prospectus supplement.
Except where the context suggests otherwise, the terms “we,” “us,” “our” and “GSV Capital” refer to GSV Capital Corp. In addition, the terms “GSV Asset Management” or “investment adviser” refer to GSV Asset Management, LLC, and “GSV Capital Service Company” or the “administrator” refer to GSV Capital Service Company, LLC.
GSV Capital
GSV Capital Corp., a Maryland corporation, is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act, In addition, we have elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We commenced operations upon completion of our initial public offering (“IPO”) in May 2011.
Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe to be rapidly growing venture capital-backed emerging companies. We acquire our investments through direct investments in prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are supervised by our board of directors and managed by our investment adviser, and our administrator provides the administrative services to us.
Our investment philosophy is based on a disciplined approach of identifying potentially high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. GSV Asset Management’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Venture capital funds or other financial or strategic sponsors have invested in the vast majority of the companies that GSV Asset Management evaluates.
We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than our common stock investments and are generally convertible into common stock at our discretion.
We seek to create a low-turnover portfolio that includes investments in companies representing a broad range of investment themes.
Our common stock is traded on the Nasdaq Capital Market under the symbol “GSVC”. The net asset value per share of our common stock on December 31, 2017 was $9.64. On March 21, 2018, the last reported sale price of a share of our common stock on the Nasdaq Capital Market was $9.12.

Risk Factors Summary
The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. In addition, the other information included in this prospectus supplement and the accompanying prospectus contains a discussion of factors you should carefully consider before deciding to invest in the Notes. Some of these risks include:
•
Our investments in the rapidly growing venture capital-backed emerging companies that we target may be extremely risky and we could lose all or part of our investment therein.

•
Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

•
We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investments in the event of a bankruptcy or liquidation of any of our portfolio companies.

•
Some of our portfolio companies are currently experiencing operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit.

•
The lack of liquidity in, and potentially extended holding period of, our investments may adversely affect our business and will delay any distributions of gains, if any.

•
Our portfolio is concentrated in a number of portfolio companies or market sectors, which subjects us to a risk of significant loss if the business or market position of these companies deteriorates or these market sectors experience a market downturn.

•
Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, periodic downturns, regulatory concerns and litigation risks.

•
We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

•
Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

•
We are dependent upon GSV Asset Management’s senior investment professionals for our management and future success. If we lose any of GSV Asset Management’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.

•
We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

•
There are significant potential risks related to investing in securities traded on private secondary marketplaces.

•
We operate in a highly competitive market for direct equity investment opportunities.

•
There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

•
Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

•
We will be subject to corporate-level U.S. federal income tax if we are profitable and are unable to qualify as a RIC, which could have a material adverse effect on us and our stockholders.

•
Our stockholders may experience dilution upon the conversion of the Notes.

•
We may not have, or have the ability to raise, the funds necessary to repurchase the Notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of the Notes.

•
Provisions of the Notes could discourage an acquisition of us by a third party.

•
Certain adverse consequences could result if the Notes are treated as equity interests in us for purposes of regulations under the Employee Retirement Income Security Act of 1974, as amended (“ERISA").

Investing in the Notes involves other risks, including those discussed under the caption “Supplementary Risk Factors” beginning on page S-20 of this prospectus supplement and “Risk Factors” beginning on page 19 of the accompanying prospectus.
About GSV Asset Management
Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), subject to the overall supervision of our board of directors. GSV Asset Management is led by Michael Moe, Executive Chairman of our board of directors. Mr. Moe is assisted by William Tanona, our President, Chief Financial Officer, Treasurer and Corporate Secretary, and Luben Pampoulov, a partner of GSV Asset Management, whom we refer to collectively as GSV Asset Management’s senior investment professionals.
We believe we benefit from the ability of GSV Asset Management’s senior investment professionals to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. GSV Asset Management’s senior investment professionals have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.
We pay GSV Asset Management a fee for its services pursuant to the Amended and Restated Investment Advisory Agreement, as amended (the “Investment Advisory Agreement”), which consists of two components — a base management fee and an incentive fee. See “— Investment Advisory Agreement” beginning on page 98 of the accompanying prospectus. We have also entered into an administration agreement pursuant to which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred on our behalf  (the “Administration Agreement”).
GSV Asset Management is a Delaware limited liability company. The principal executive offices of GSV Asset Management are located at 2925 Woodside Road, Woodside, CA 94062.
About GSV Capital Service Company
GSV Capital Service Company, a Delaware limited liability company, provides, among other things, administrative services and facilities for us pursuant to the Administration Agreement. The principal executive offices of GSV Capital Service Company are located at 2925 Woodside Road, Woodside, CA 94062.
GSV Capital Service Company has retained Carl Rizzo of Alaric Compliance Services LLC to serve as our Chief Compliance Officer.
Investment Opportunity
We believe that society is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. For example, the growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. Similarly, the advent of education technology, and insights with respect to how, and what, people learn, are also disrupting the traditional educational sector. We believe these factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.
At the same time, we believe that the IPO markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for private and smaller companies, and investor demand for a longer history of revenue and earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations, such as those imposed by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were during the 1990s, with prospective public companies taking longer to come to market.
Investment Strategy
We seek to maintain our portfolio of potentially high-growth emerging private companies through a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.
Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:
•
Identify high quality growth companies.   Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social mobile, cloud computing and big data, internet commerce, sustainability and education technology as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four P’s”:
•
People — Organizations led by strong management teams with in-depth operational focus

•
Product — Differentiated and disruptive products with leading market positioning

•
Potential — Large addressable markets

•
Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.
•
Acquire positions in targeted investments.   We seek to add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Direct equity investments.   We seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt and, therefore, have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.
Private secondary marketplaces and direct share purchases.   We also utilize private secondary marketplaces as a means to acquire equity and equity-related interests in privately-held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that GSV Asset Management’s investment professionals’ reputation within the industry and history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.
•
Create access to a varied investment portfolio.   We seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Starting in 2017, we began to focus our investment strategy to increase the size of our investments in individual portfolio companies. While this will likely have the effect of reducing the number of companies in which we hold investments, we believe that the shift towards larger positions will better allow GSV Asset Management’s investment professionals to focus our investments in companies and industries that are more likely to result in beneficial returns to our stockholders.
Competitive Advantages
We believe that we benefit from the following competitive advantages in executing our investment strategy:
•
Experienced team of investment professionals.   GSV Asset Management’s senior investment professionals and our board of directors have significant experience researching and investing in the types of potentially rapidly growing venture-capital-backed emerging companies we are targeting for investment. Through our proprietary company-evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.

•
Disciplined and repeatable investment process.   We have established a disciplined and repeatable process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors.

•
Deep relationships with significant credibility to source and complete transactions.   GSV Asset Management, including its senior investment professionals, is strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, GSV Asset Management’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. GSV Asset Management’s senior investment professionals have also developed strong relationships in the financial, investing and technology-related sectors.

•
Source of permanent investing capital.   As a publicly traded corporation, we have access to a source of permanent equity capital which we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.

•
Early mover advantage.   We believe we are one of the few publicly traded BDCs with a specific focus on investing in potentially rapidly growing venture capital-backed emerging companies. The transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged a number of relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from many other potential investors in private company securities and will serve our goal to complete equity transactions in compelling private companies at attractive valuations.
Our primary competitors include specialty finance companies, including late-stage venture capital funds, private equity funds, other crossover funds, public funds investing in private companies and public and private BDCs. Many of these entities have greater financial and managerial resources than we have. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions the 1940 Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see “Supplementary Risk Factors — Risks Related to Our Business and Structure” in this prospectus supplement and “Risk Factors — Risks Related to Our Business and Structure” in the accompanying prospectus.
Operating and Regulatory Structure
GSV Capital, a Maryland corporation, is an externally managed, non-diversified closed-end management investment company. We completed our IPO in May 2011 and have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of  “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company” in the accompanying prospectus. We have elected to be treated as a RIC under the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.
Our investment activities are managed by GSV Asset Management and supervised by our board of directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Pursuant to the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter, as well as an incentive fee based on our performance. See “Investment Advisory Agreement” in the accompanying prospectus. We have also entered into an administration agreement (the “Administration Agreement”), pursuant to which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred related to us.
Our Corporate Information
Our principal office is located at 2925 Woodside Road, Woodside, CA 94062, and our telephone number is (650) 235-4769.
Recent Developments
Portfolio Activity
Please refer to “Note 11 — Subsequent Events” to our consolidated financial statements as of December 31, 2017, which is included in this prospectus supplement, for details regarding our portfolio activity from January 1, 2018 through March 16, 2018.

We are frequently in negotiations with various private companies with respect to investments in such companies. Investments in private companies are generally subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or us. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated.
Share Repurchase Program
From January 1, 2018 through March 16, 2018, we repurchased 179,807 shares of our common stock pursuant to the Company's discretionary open-market share repurchase program (the “Share Repurchase Program”) at an average price of  $6.90 per share.
Tender Offer for Convertible Senior Notes due 2018
As of the expiration of the tender offer on January 17, 2018 (the “Tender Offer”), approximately $4.8 million aggregate principal amount of the then outstanding 2013 Convertible Notes issued by us in September 2013 (the “2013 Convertible Notes”), representing approximately 7.0% of the then outstanding 2013 Convertible Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offer.
Fee Waiver Agreement
On February 5, 2018, we announced that GSV Asset Management had agreed to reduce the fees payable under the Investment Advisory Agreement (the “Waiver Agreement”). The Waiver Agreement is effective February 1, 2018 and changes the fee structure set forth in the Investment Advisory Agreement by: (i) reducing the base management fee from 2.00% to 1.75%; and (ii) creating certain high-water marks that must be reached before any incentive fee is paid to GSV Asset Management. In that regard, an incentive fee earned by GSV Asset Management shall be payable only if, at the time that such incentive fee becomes payable under the Investment Advisory Agreement, both our stock price and our last reported net asset value per share are equal to or greater than $12.55 (the “High-Water Mark”). The High-Water Mark is based upon the volume weighted average price (VWAP) of all our equity offerings since our IPO, less the dollar amount of all dividends paid by us since inception. At such time that the High-Water Mark is achieved, and GSV Asset Management is paid an incentive fee, a new High-Water Mark will be established. Each new High-Water Mark will be equal to the most recent High-Water Mark, plus 10.0%. Any High-Water Mark then in effect will be adjusted to reflect any dividends paid by us or any stock split effected by us. In addition, pursuant to the Waiver Agreement, GSV Asset Management has agreed to forfeit $5.0 million of its previously accrued but unpaid incentive fees, and to waive base management fees on cash balances until the currently outstanding 2013 Convertible Notes mature or are retired. After these changes take effect, in no event will the aggregate fees earned by GSV Asset Management in any quarterly period be higher than those aggregate fees that would have been earned prior to the effectiveness of the Waiver Agreement.

SPECIFIC TERMS OF OUR NOTES AND THE OFFERING
This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section of the prospectus supplement together with the section titled “Description of the Notes” in this prospectus supplement and the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.
Issuer
GSV Capital Corp., a Maryland corporation.
Securities Offered
$[  ] aggregate principal amount of  [  ]% Convertible Senior Notes due 2023 (plus up to an additional $[  ] principal amount at the underwriter’s option).
Maturity
[  ], unless earlier redeemed, repurchased or converted.
Interest
[  ]% per year, payable semiannually in arrears on [  ] and [  ] of each year, beginning on [  ], 2018. We will pay additional interest, if any, at our election as the sole remedy relating to the failure to comply with certain of our reporting obligations as described under “Description of Notes — Events of Default” in this prospectus supplement.
Optional Redemption Upon
Satisfaction of Sale Price
Condition
We may not redeem the Notes prior to March 27, 2021. On or after March 27, 2021, we may redeem the Notes for cash, in whole or from time to time in part, at our option if  (i) the closing sale price of the common stock for at least 15 trading days (whether or not consecutive) during the period of any 20 consecutive trading days is greater than or equal to 150% of the conversion price on each applicable trading day, (ii) no public announcement of a pending, proposed or intended fundamental change has occurred which has not been abandoned, terminated or consummated, and (iii) no event of default under the indenture, and no event that with the passage of time or giving of notice would constitute an event of default under the indenture, has occurred or exists. Upon satisfaction of such conditions, we may exercise our option to redeem the Notes by issuing notice to the holders within 30 days of the satisfaction of any such sale price condition. Notice of the redemption must be delivered to the holders not less than 30 days nor more than 70 days prior to the date fixed for redemption. The Notes may be redeemed at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments, if any, to, but excluding, the date fixed for redemption. See “Description of Notes — Optional Redemption Upon Satisfaction of Sale Price Condition” in this prospectus supplement for more information on the circumstances under which we may redeem the Notes.
Ranking
The Notes will be our senior unsecured obligations and will be:
•
senior in right of payment to our future indebtedness that is expressly subordinated in right of payment to the Notes;

•
equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated, including, without limitation, the 2013 Convertible Notes;

•
effectively junior to any of our existing or future secured indebtedness to the extent of the value of the assets securing such indebtedness, including, without limitation, any borrowings under our Credit Facility; and

•
structurally junior to all future indebtedness (including trade payables) incurred by our subsidiaries.

Any such indebtedness that we incur after the initial issuance date of the Notes will be subject to the limitation on incurring additional indebtedness described under the heading “Description of Notes — Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement. On September 17, 2013, the Company issued $69.0 million aggregate principal amount of 2013 Convertible Notes, which bear interest at a fixed rate of 5.25% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014. The 2013 Convertible Notes mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. We do not have the right to redeem the 2013 Convertible Notes prior to maturity. On December 15, 2017, we announced the commencement of a cash Tender Offer to purchase any and all of our $69.0 million aggregate principal amount of 2013 Convertible Notes. As of the expiration of the Tender Offer on January 17, 2018, approximately $4.8 million aggregate principal amount of the 2013 Convertible Notes, representing approximately 7.0% of the outstanding 2013 Convertible Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offer. As of March 21, 2018, we have $64,180,000 of the 2013 Convertible Notes outstanding, but no indebtedness outstanding under our Credit Facility.
Conversion
Holders of the Notes may convert all or any portion of their Notes, in multiples of  $1,000 principal amount, at their option at any time prior to the close of business on the business day immediately preceding the maturity date.
The conversion rate for the Notes is initially [  ] shares of our common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $[  ] per share of our common stock), subject to adjustment for certain events, including, but not limited to, the declaration of any dividends, as described under “Description of Notes — Conversion of Notes — Conversion Rate Adjustments.”
Upon conversion of the Notes, we will deliver for each $1,000 principal amount of Notes converted a number of shares of our common stock equal to the conversion rate (together with a cash payment in lieu of delivering any fractional share) on the second business day immediately following the relevant conversion date.
In addition, following certain corporate events that occur prior to the maturity date, we will, in certain circumstances, increase the conversion rate for a Holder who elects to convert its Notes in connection with such a corporate event, as described under “Description of Notes — Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event.”

You will not receive any additional cash payment or additional shares of our common stock representing accrued and unpaid interest, if any, upon conversion of a Note, except in limited circumstances. Instead, interest will be deemed to be paid by the delivery to you of the shares of our common stock, together with a cash payment for any fractional shares, upon conversion of a Note.
Limitation on Beneficial
Ownership
Notwithstanding the foregoing, no Holder of the Notes will be entitled to receive shares of our common stock upon conversion of the Notes to the extent (but only to the extent) that such receipt would cause such converting Holder to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 5% of the shares of our common stock outstanding at such time (the “limitation”). Any purported delivery of shares of our common stock upon conversion of the Notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting Holder becoming the beneficial owner of more than 5% of the shares of our common stock outstanding at such time. If any delivery of shares of our common stock owed to a Holder upon conversion of Notes is not made, in whole or in part, as a result of the limitation, our obligation to make such delivery shall not be extinguished and we shall deliver such shares of our common stock as promptly as practicable after any such converting Holder gives notice to us that such delivery would not result in it being the beneficial owner of more than 5% of the shares of our common stock outstanding at such time. The limitation shall no longer apply following the effective date of any fundamental change, as defined in “Description of Notes — Purchase of Notes at Your Option upon a Fundamental Change.”
Adjustment to Conversion Rate
Following a Make-Whole
Adjustment Event
If certain corporate events as described under “Description of Notes —Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event” occur at any time prior to the stated maturity date, each of which we refer to as a “make-whole adjustment event,” the conversion rate for any Notes converted following such make-whole adjustment event will, in certain circumstances and for a limited period of time, be increased by a number of additional shares of our common stock. The following table sets forth the number of additional shares of our common stock to be added to the conversion rate for each $1,000 principal amount of Notes in connection with a make-whole adjustment event, based on hypothetical stock prices and effective dates:
Stock Price
Effective Date	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Stock Price
Effective Date	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
A description of how the number of additional shares of our common stock will be determined following a make-whole adjustment event is set forth under “Description of Notes — Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event.”
Purchase of Notes at Your Option upon a Fundamental Change
Holders of the Notes may require us to purchase for cash all or any portion of their Notes upon the occurrence of a fundamental change at the fundamental change purchase price equal to 100% of the principal amount of the Notes being purchased, plus accrued and unpaid interest to, but excluding, the fundamental change purchase date. For the definition of  “fundamental change” and related information, see “Description of Notes — Purchase of Notes at Your Option upon a Fundamental Change.”
Use of Proceeds
We estimate that the net proceeds from the sale of the $[  ] million in aggregate principal amount of Notes in this offering, after deducting estimated expenses of this offering payable by us and the underwriter’s discount, will be approximately $[ ] million (or approximately $[  ] million, if the over-allotment is exercised in full), in each case assuming the Notes are sold at 100% of par. We intend to use all of the net proceeds from the offering, approximately $[    ] million (or approximately $[    ] million if the underwriters exercise their option to purchase additional Notes in full) to repurchase or pay at maturity a portion of the outstanding 2013 Convertible Notes, which bear interest at 5.25% per annum and mature on September 15, 2018. See “Use of Proceeds.”
Other Covenants
In addition to any covenants described elsewhere in this prospectus supplement or the accompanying prospectus, the following covenants will apply to the Notes:
•
For the period of time during which any Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(l)(A) as modified by Section 61(a)(l) of the Investment Company Act or any successor provisions thereto of the Investment Company Act, but giving effect to any exemptive relief that may be granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowings. See “Supplementary Risk Factors — Risks Related to the Notes — Pending legislation may allow us to incur additional leverage” in this prospectus supplement.

•
For the period from the initial issuance of the Notes to, and including, March 27, 2019, we agree not to incur any indebtedness other than certain permitted debt, including,

without limitation, up to $12 .0 million in borrowings under our Credit Facility, as described further under the heading “Description of Notes — Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement. This limitation on the incurrence of additional indebtedness will cease to apply, however, upon the occurrence of  (i) a “change in control” as described in clause (1) or (2) of that definition under the heading “— Purchaseof Notes at Your Option upon a Fundamental Change,” or (ii) at such time as less than 25% of the initial aggregate principal amount of the Notes (including Notes issued upon the exercise by the underwriter of its over-allotment option) remain outstanding.
Trading
We do not intend to apply to list the Notes on any securities exchange or for inclusion on any automated dealer quotation system. Our common stock is listed on the Nasdaq Capital Market under the symbol “GSVC.”
Risk Factors
See the information under the caption “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus and the other information contained in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in the Notes.
Certain United States Federal
Income Tax Considerations
You should consult your tax advisor with respect to the United States federal income tax consequences of owning the Notes and the common stock into which the Notes may be converted in light of your own particular situation and with respect to any tax consequences arising under the laws of any state, local, foreign or other taxing jurisdiction. See “Additional Material Federal Income Tax Consequences” in this prospectus supplement.
Trustee, Paying Agent and
Conversion Agent
U.S. Bank National Association
Global Securities; Book-Entry
Form
The Notes will be issued in book-entry form and will be represented by global certificates deposited with, or on behalf of, DTC and registered in the name of a nominee of DTC. Beneficial interests in any of the Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee and any such interest may not be exchanged for certificated securities, except in limited circumstances.
Absence of a public market for the Notes
The Notes are new securities and there is currently no established market for the Notes. Accordingly, we cannot assure you as to the development or liquidity of any market for the Notes. The underwriter has advised us that it currently intends to make a market in the Notes. However, it is not obligated to do so, and it may discontinue any market making with respect to the Notes without notice. We do not intend to apply for a listing of the Notes on any securities exchange or any automated dealer quotation system.

Further issuances
We have the ability to issue additional debt securities under our base indenture (subject to complying with the limitation on incurring additional indebtedness described under the heading “Description of Notes — Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement). In addition, notwithstanding the limitation on incurring additional indebtedness described under the heading “Description of Notes — Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement, without the consent of the Holders of the Notes, we have the ability to reopen the Notes and issue additional Notes on the same terms.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly on an as-converted basis. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “GSV Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in GSV Capital Corp. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.
Stockholder transaction expenses:
Sales expense (as a percentage of offering price)	0.00%(1)
Offering expenses (as a percentage of offering price)	[0.00]%(2)
Underwriter’s discount for notes (as a percentage of offering price)	[ ](3)
Dividend reinvestment plan expenses	0.00%
Total stockholder transaction expenses (as a percentage of offering price)	[0.00]%(2)
Annual expenses (as a percentage of net assets attributable to common stock):(4)
Base management fee	2.64%(5)
Incentive fees payable under our Investment Advisory Agreement (20%)	1.70%(6)
Interest payments on borrowed funds	1.53%(7)
Other expenses	2.11%(8)
Total annual expenses	7.98%
Management fee waiver	(0.33)%
Total annual expenses after waiver	7.65%
Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 7 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$79	$230	$371	$691
(1)
The expenses of converting the Notes are included in “Other expenses.”

(2)
The offering expenses of this offering are estimated to be approximately $200,000.

(3)
Represents the commission with respect to the Notes being sold in this offering, which we will pay to the underwriter in connection with the sale of the Notes effected by the underwriter in this offering.

(4)
Net assets attributable to common stock, which we calculate to equal approximately $214.5 million, reflect our December 31, 2017 net asset value increased to reflect an assumed annual return of 8.0% on our $220.6 million of portfolio investments as of December 31, 2017.

(5)
Reflects the base management fee payable to GSV Asset Management, as a percentage of our net assets. The base management fee pursuant to the Investment Advisory Agreement is based on our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities), including those acquired using borrowings for investment purposes. As a result, to the extent we elect to utilize additional leverage in the future, the base management fee as a percentage of our net assets would increase.

(6)
The incentive fee is determined and payable to GSV Asset Managment, in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal the lesser of  (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable to GSV Asset Management for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid to GSV Asset Management under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

(7)
We are exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and, therefore, increases the risks associated with investing in the Notes. In addition, the costs associated with our borrowings, including any increase in the base management fee payable to our investment adviser, GSV Asset Management, are borne by our common stockholders. For purposes of this section, we have assumed that we will borrow for investment purposes an amount equal to $12.0 million at an annual interest rate of 7.50% under the Credit Facility.

(8)
“Other expenses” of approximately $4.5  million are based on estimates for the 12 months ending December 31, 2018.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. As the incentive fee pursuant to the Investment Advisory Agreement is payable only on realized capital gains, this illustration assumes that the entire 5.0% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA
The following selected financial and other data for the fiscal years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively, have been derived from our consolidated financial statements in this prospectus supplement and in the accompanying prospectus. The data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto contained in this prospectus supplement.
	Year Ended December 31,
	2017	2016	2015	2014	2013
Income Statement Data
Total Investment Income	$852,768	$736,283	$290,896	$185,946	$48,951
Gross Operating Expenses	22,439,855	1,999,646	26,978,235	21,775,939	22,083,875
Management fee waiver	(708,272)	—	—	—	—
Net Operating Expenses	21,731,583	1,999,646	26,978,235	21,775,939	22,083,875
Benefit (Reversal of benefit) from taxes on net investment loss(4)	—	—	(21,969,370)	8,810,102	13,159,268
Net Investment Loss	(20,878,815)	(1,263,363)	(48,656,709)	(12,779,891)	(8,875,656)
Net realized gain (loss) on investments	913,982	(2,634,471)	54,144,229	23,926,124	(21,706,021)
Benefit from/(Provision for) taxes on net realized loss/gain on investments(4)	—	—	342,802	(9,769,036)	9,426,234
Net change in unrealized appreciation/ (depreciation) of investments	34,775,696	(73,213,845)	(13,422,245)	(5,811,797)	87,445,149
Benefit from/(Provision for) taxes on unrealized depreciation/appreciation of investments(4)(5)	2,757,070	2,116,784	16,058,080	2,371,829	(30,906,063)
Net increase/(decrease) in net assets resulting from operations	17,567,933	(74,994,895)	8,466,157	(2,062,771)	35,383,643
Per Common Share Data
Weighted-Average Common Shares:
Basic	21,924,490	22,181,003	19,327,938	19,320,100	19,320,100
Diluted	21,924,490	22,181,003	19,327,938	19,320,100	20,541,014
Net increase (decrease) in net assets resulting from operations per average share:
Basic	$0.80	$(3.38)	$0.44	$(0.11)	$1.83
Diluted	0.80	(3.38)	0.44	(0.11)	1.78
Net asset value per share(1)	9.64	8.66	12.08	14.80	14.91
Market price at year-end	5.45	5.03	9.37	8.63	12.09
Distributions declared	—	0.04	2.76	—	—
Shares Outstanding at Year End	21,246,345	22,181,003	22,181,003	19,320,100	19,320,100
Balance Sheet Data(3)
Total Assets(2)	$381,682,536	$300,964,426	$397,843,071	$482,979,027	$374,569,437
Convertible Senior Notes payable 5.25% due September 15, 2018	68,382,549	67,512,798	66,649,047	65,795,284	64,957,174
Convertible Senior Notes embedded derivative liability	—	—	—	1,000	799,000
Total Liabilities	176,919,670	108,835,616	129,832,126	197,075,354	86,602,993
Net Assets	204,762,866	192,128,810	268,010,945	285,903,673	287,966,444

(1)
Net asset value per share is based on basic shares outstanding at the end of the period.

(2)
During the year ended December 31, 2013, total assets increased due to the issuance of the 2013 Convertible Notes. During the year ended December 31, 2014, total assets increased due to the purchase of a U.S. Treasury bill on margin. During the year ended December 31, 2015, total assets decreased due to a declared dividend, which was paid on December 31, 2015. During the year ended December 31, 2016, total assets and net assets decreased due to a change in unrealized depreciation of investments and net realized losses on investments. During the year ended December 31, 2017, total assets and net assets increased due to a change in unrealized appreciation of investments and net realized gains on investments. For further discussion of factors that affected our total assets and net assets refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations” in this prospectus supplement.
(3)
Deferred debt issuance costs of  $1,947,572, $2,667,069 and $3,378,121, as of December 31, 2015, 2014 and 2013, respectively, related to the Company’s issuance of the 2013 Convertible Notes were previously classified as “Deferred financing costs” as of December 31, 2015, 2014 and 2013. In accordance with ASU 2015-03, each of these balances has been retrospectively reclassified as a direct deduction from the 2013 Convertible Notes. Refer to “Note 10 — Debt Capital Activities” of the consolidated financial statements as of December 31, 2017 included in this prospectus supplement for further detail.

(4)
Due to our change in tax status to a RIC from a C Corporation, the associated accrued benefits from and provisions for taxes from previous years were reversed for the year ended December 31, 2015. Refer to “Note 9 — Income Taxes” to our consolidated financial statements as of December 31, 2017 included in this prospectus supplement for further detail.

(5)
During the year ended December 31, 2017, we recognized a net benefit from taxes on unrealized depreciation of  $2,757,070 despite recording a net change in unrealized appreciation of approximately $34.8 million. The net tax benefit from taxes on unrealized depreciation for the year ended December 31, 2017 was the result of an approximately $4.1 million decrease in built-in gains tax liability due to the recently passed tax legislation that reduced the U.S. corporate federal income tax rate from 35% to 21%, partially offset by a $1.3 million increase in the net deferred tax liability generated by the GSVC Holdings. The term “GSVC Holdings” refers to a number of the Company’s subsidiaries that were formed to hold portfolio investments for certain tax related purposes. The GSVC Holdings, including their associated portfolio investments, are consolidated with the Company for accounting purposes, but have elected to be treated as separate entities for U.S. federal income tax purposes. See “Note 1 — Nature of Operations” to our consolidated financial statements for the year ended December 31, 2017, included in this prospectus supplement, for more information.

SUPPLEMENTARY RISK FACTORS
Investments in the Notes involve a high degree of risk. Before you invest in the Notes, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in the Notes. Although the prospectus supplement and the accompanying prospectus together describe our material risks, the risks set forth below and in the accompanying prospectus are not the only risks we face. If any of the adverse events or conditions described below or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.
Risks Related to the Notes
The Notes will be unsecured and, therefore, will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement or that we or they may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the Holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the Holders of the Notes. As of March 21, 2018, we did not have any indebtedness outstanding under our $12 .0 million Credit Facility; however, our Credit Facility is secured and, therefore, effectively senior to the Notes to the extent of the value of the assets securing any future borrowings under our Credit Facility.
The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The Notes are obligations exclusively of GSV Capital Corp. and not of any of our subsidiaries, which are separate and distinct legal entities. None of our subsidiaries is a guarantor of the Notes or is otherwise obligated to make payments on the Notes or to make any funds available for that purpose, and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As a result, the Notes will be structurally subordinated to any future liabilities and other indebtedness of our subsidiaries. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations.
Servicing our debt requires a significant amount of cash, and we may not have sufficient cash flow from our business to pay our debt.
Our ability to make scheduled payments of the principal of, to pay interest on or to refinance our indebtedness, including the Notes, depends on our future performance, which is subject to economic, financial, competitive and other factors beyond our control. Our business may not continue to generate cash flow from operations in the future sufficient to service our debt and make necessary capital expenditures. If we are unable to generate such cash flow, we may be required to adopt one or more alternatives, such as selling assets (including interests in our portfolio companies if permitted pursuant to the terms of our investment) under terms that may be disadvantageous for us, restructuring debt or obtaining additional equity capital on terms that may be onerous or highly dilutive. Our ability to refinance our indebtedness will depend on the capital markets and our financial condition at such time. We may not be able to engage in any of these activities or engage in these activities on desirable terms, which could result in a default on our debt obligations.
Regulatory actions and the inability of the Holders to borrow our common stock may adversely affect the trading price and liquidity of the Notes.
We expect that Holders and potential purchasers of the Notes will employ, or seek to employ, a convertible arbitrage strategy with respect to the Notes. The Holders would typically implement this strategy by selling short the common stock underlying the Notes and dynamically adjusting their short position while they hold the Notes. The Holders may also implement this strategy by entering into swaps on our common stock in lieu of or in addition to short selling the common stock.
The SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity involving equity securities (including our common stock), including Rule 201 of SEC Regulation SHO, the Financial Industry Regulatory Authority, Inc.’s “Limit Up-Limit Down” program, market-wide circuit breaker systems that halt trading of securities for certain periods following specific market declines, and rules stemming from the enactment and implementation of the Dodd-Frank Act. Past regulatory actions, including emergency actions or regulations have had a significant impact on the trading prices and liquidity of equity-linked instruments. Any governmental action that similarly restricts the ability of the Holders or potential purchasers of, the Notes to effect short sales of our common stock or enter into swaps on our common stock could similarly adversely affect the trading price and the liquidity of the Notes.
In addition, if the Holders and potential purchasers of the Notes seeking to employ a convertible arbitrage strategy are unable to borrow or enter into swaps on our common stock, in each case on commercially reasonable terms, the trading price and liquidity of the Notes may be adversely affected.
Volatility in the market price and trading volume of our common stock could adversely impact the trading price of the Notes.
The stock market in recent years has experienced significant price and volume fluctuations that have often been unrelated to the operating performance of companies. The market price of our common stock could fluctuate significantly for many reasons, including in response to the risks described in this section, elsewhere in this prospectus supplement or in the accompanying prospectus or for reasons unrelated to our operations, such as reports by industry analysts, investor perceptions or negative announcements by our portfolio companies or competitors regarding their own performance, as well as industry conditions and general financial, economic and political instability. A decrease in the market price of our common stock would likely adversely impact the trading price of the Notes. The market price of our common stock could also be affected by possible sales of our common stock by investors who view the Notes as a more attractive means of equity participation in us and by hedging or arbitrage trading activity that we expect to develop involving our common stock. This trading activity could, in turn, affect the trading prices of the Notes. This may result in greater volatility in the trading price of the Notes than would be expected for non-convertible debt securities.
In addition, in recent years, the stock market in general has experienced extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons often unrelated to their operating performance. These broad market fluctuations may adversely affect our stock price, regardless of our operating results.
We may not have, or have the ability to raise, the funds necessary to purchase the Notes as required upon a fundamental change, and our future debt may contain limitations on our ability to deliver shares of our common stock deliverable upon conversion or purchase of the Notes.
Holders of the Notes will have the right to require us to purchase their Notes for cash upon the occurrence of a fundamental change at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, as described under “Description of Notes — Purchase of Notes at Your Option upon a Fundamental Change.” We may not have enough available cash or be able to obtain financing at the time we are required to make purchases of Notes surrendered therefor. In addition, our ability to purchase the Notes or to deliver shares of our common stock upon conversions of the Notes may be limited by law, by regulatory authority or by agreements governing our indebtedness. For example, our Credit Facility generally prohibits us from prepaying indebtedness other than borrowings under our Credit Facility and, under certain circumstances, our currently outstanding 2013 Convertible Notes. As a result, before making any such repurchase of the Notes, we would have to obtain consent from the lender under our Credit Facility to the extent such requirements remain in effect at such time. Our failure to purchase Notes at a time when the purchase is required by the indenture or deliver any shares of our common stock deliverable on future conversions of the Notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the fundamental change itself would also lead to a default under our Credit Facility. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and purchase the Notes.
Future sales of our common stock in the public market or issuance of securities senior to our common stock could lower the market price for our common stock and adversely impact the value of the Notes.
Future sales of substantial amounts of our common stock or equity-related securities in the public market, or the perception that such sales could occur, could adversely affect prevailing trading prices of our common stock and the value of the Notes and could impair our ability to raise capital through future offerings of equity or equity-related securities. We cannot predict the size of future issuances or the effect, if any, that they may have on the market price for our common stock or the value of the Notes.
The conversion rate of the Notes may not be adjusted for all dilutive events.
The conversion rate of the Notes is subject to adjustment for certain events, including, but not limited to, the issuance to all or substantially all holders of our common stock of stock dividends, certain rights, options or warrants, capital stock, indebtedness, assets or cash, and subdivisions and combinations of our common stock, and certain issuer tender or exchange offers as described under “Description of Notes — Conversion of Notes — Conversion Rate Adjustments.” However, the conversion rate will not be adjusted for other events, such as a third-party tender or exchange offer or an issuance of common stock for cash, that may adversely affect the trading price of the Notes or the common stock. An event that adversely affects the value of the Notes may occur, and that event may not result in an adjustment to the conversion rate.
Holders of the Notes will not be entitled to any rights with respect to our common stock, but will be subject to all changes made with respect to them to the extent our conversion obligation includes shares of our common stock.
Holders of the Notes will not be entitled to any rights with respect to our common stock (including, without limitation, voting rights and rights to receive any dividends or other distributions on our common stock) prior to the conversion date relating to the Notes, but Holders of the Notes will be subject to all changes affecting our common stock. For example, if an amendment is proposed to our certificate of incorporation or bylaws requiring stockholder approval and the record date for determining the stockholders of record entitled to vote on the amendment occurs prior to the conversion date related to a Holder’s conversion of its Notes, such Holder will not be entitled to vote on the amendment, although such Holder will nevertheless be subject to any changes affecting our common stock.
Upon conversion of the Notes, you may receive less valuable consideration than expected because the value of our common stock may decline after you exercise your conversion right but before we settle our conversion obligation.
Under the Notes, a converting Holder will be exposed to fluctuations in the value of our common stock during the period from the date such Holder surrenders its Notes for conversion until the date we settle our conversion obligation.
Because we will satisfy our conversion obligation solely in shares of our common stock upon conversion of the Notes, we will be required to deliver the shares of our common stock, together with cash for any fractional share, on the second business day following the relevant conversion date. Accordingly, if the price of our common stock decreases during this period, the value of the shares of our common stock that you receive will be adversely affected and would be less than the conversion value of the Notes on the conversion date.
The Notes contain limited restrictive covenants; and we may incur substantially more debt or take other actions that would intensify the risks described herein.
The indenture contains limited restrictions on our ability to incur debt, including senior indebtedness. For example, as described under the heading “Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)(1)” in this prospectus supplement, we have agreed under the indenture that, for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act or any successor provision thereto of the Investment Company Act, but giving effect to any exemptive relief that may be granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowings. See “Supplementary Risk Factors — Risks Related to Our Business and Structure — Pending legislation may allow us to incur additional leverage” in this prospectus supplement. In addition, as described under the heading “Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement, we have agreed that, for the period from the initial issuance of the Notes to, and including, March 27, 2019, we will not incur any indebtedness other than certain permitted debt, including, without limitation, up to $12.0 million in borrowings under our Credit Facility. This limitation on the incurrence of additional indebtedness will cease to apply, however, upon the occurrence of  (i) a “change in control” as described in clause (1) or (2) of that definition under the heading “— Purchase of Notes at Your Option upon a Fundamental Change” or (ii) at such time as less than 25% of the initial aggregate principal amount of the Notes (including Notes issued upon the exercise by the underwriter of its over-allotment option) remain outstanding.
The indenture contains no covenants or other provisions to afford protection to Holders of the Notes in the event of a fundamental change or other corporate transaction involving us except to the extent described under “Description of Notes — Purchase of Notes at Your Option upon a Fundamental Change,” and “Description of Notes — Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event.” We could engage in many types of transactions, such as acquisitions, refinancings or recapitalizations, that could substantially affect our capital structure and the value of the Notes and shares of our common stock, but may not constitute a fundamental change that permits Holders to require us to purchase their Notes or a make-whole adjustment event that would require an increase in the conversion rate for Notes converted in connection therewith. For these reasons, you should not consider the covenants in the indenture or the fundamental change purchase and make-whole adjustment features of the Notes as significant factors in evaluating whether to invest in the Notes.
Notwithstanding these limited restrictive covenants, we may, subject to complying with the limitation described under the heading “Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement, be able to incur substantial additional debt in the future, secure existing or future debt, recapitalize our debt or take a number of other actions that could have the effect of diminishing our ability to make payments on the Notes when due. See “Risk Factors — Risks Related to Our Business and Structure — Borrowings, such as the 2013 Convertible Senior Notes, can magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus. If we incur substantial additional indebtedness in the future, our indebtedness may affect our ability to pay the principal of and interest on the Notes, or any fundamental change purchase price, and our creditworthiness generally.
These covenants could also limit our operational flexibility and prevent us from taking advantage of business opportunities as they arise, growing our business, or competing effectively.
The adjustment to the conversion rate for Notes converted in connection with a make-whole adjustment event may not adequately compensate you for any lost value of your Notes as a result of such transaction.
Following a make-whole adjustment event, if a Holder elects to convert its Notes in connection with such corporate transaction, we will increase the conversion rate by an additional number of shares of our common stock upon conversion in certain circumstances. The increase in the conversion rate will be determined based on the date on which the make-whole adjustment event occurs or becomes effective and the price paid (or deemed to be paid) per share of our common stock in the make-whole adjustment event, as described below under “Description of Notes — Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event.” The adjustment to the conversion rate for Notes converted in connection with a make-whole adjustment event may not adequately compensate you for any lost value of your Notes as a result of such transaction. In addition, if the price paid (or deemed to be paid) per share of our common stock in the make-whole adjustment event is greater than $[      ] per share or less than $[      ]

per share (in each case, subject to adjustment), no increase in the conversion rate will be made. Moreover, in no event will the conversion rate per $1,000 principal amount of Notes exceed the maximum conversion rate described further under “Description of Notes — Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event” which is subject to adjustment as described in such section.
Our obligation to increase the conversion rate upon the occurrence of a make-whole adjustment event could be considered a penalty, in which case the enforceability thereof would be subject to general principles of reasonableness of economic remedies.
Under certain circumstances, the adjustment to the conversion rate for Notes converted in connection with a make-whole adjustment event will be calculated based on our net asset value per share of our common stock on December 31, 2017, which will lead to a smaller adjustment to the conversion rate than if the adjustment were calculated based on the actual stock price at the time of the make-whole adjustment event.
If a Holder converts its Notes in connection with a make-whole adjustment event, and the stock price used to determine the number of shares to be added to the conversion rate is between $[      ] per share, which is the closing sale price of our common stock on the pricing date for the Notes, and our net asset value per share as of December 31, 2017 of  $9.64 (in each case, subject to adjustment as described under “Description of Notes — Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event”), the number of additional shares will be calculated based on a stock price of  $9.64 per share, rather than the actual stock price. This will lead to a smaller adjustment to the conversion rate than if the adjustment were calculated based on the actual stock price.
Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to purchase the Notes.
Upon the occurrence of a fundamental change, you have the right to require us to purchase your Notes. However, the fundamental change provisions will not afford protection to Holders of Notes in the event of other transactions that could adversely affect the Notes. For example, transactions such as leveraged recapitalizations, refinancings, restructurings, or acquisitions initiated by us may not constitute a fundamental change requiring us to repurchase the Notes. In addition, Holders may not be entitled to require us to purchase their Notes upon a fundamental change in certain circumstances involving a significant change in the composition of our board, or in connection with a proxy contest where our board does not endorse a dissident slate of directors but approves them for purposes of the definition of “continuing directors” as set forth under “Description of Notes — Purchase of Notes at Your Option upon a Fundamental Change.” In the event of any such transaction, the Holders of the Notes would not have the right to require us to purchase their Notes, even though each of these transactions could increase the amount of our indebtedness, or otherwise adversely affect our capital structure or any credit ratings, thereby adversely affecting the Holders of the Notes.
Provisions of the Notes could discourage an acquisition of us by a third party.
Certain provisions of the Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, Holders of the Notes will have the right, at their option, to require us to purchase for cash all of their Notes or any portion of the principal amount of such Notes in integral multiples of  $1,000. We may also be required to increase the conversion rate in the event of certain transactions constituting a make-whole adjustment event. These provisions could discourage an acquisition of us by a third party.
We cannot assure you that an active trading market will develop for the Notes, and the price may be volatile, so you may be unable to sell your Notes at the price you desire or at all.
The Notes are a new issue of securities and there is no existing trading market for the Notes. We do not intend to apply to list the Notes on any securities exchange or to arrange for quotation on any automated dealer quotation system. We have been informed by the underwriter that it currently intends to make a market in the Notes after the offering is completed. However, the underwriter may cease it’s market-making at any time without notice. In addition, any market-making activity will be subject to limits imposed by law. In addition, the liquidity of the trading market in the Notes, and the market price quoted for the Notes, may be adversely affected by changes in the overall market for this type of security and by changes in our financial performance or prospects or in the prospects for companies in our industry generally, as well as, among other things, the prevailing interest rates. In addition, historically, the market for convertible debt has been subject to disruptions that have caused volatility in prices. It is possible that the market for the Notes will be subject to disruptions that may have a negative effect on the Holders of the Notes, regardless of our prospects or financial performance. As a result, we cannot assure you that an active trading market will develop for the Notes. If an active trading market does not develop or is not maintained, the market price and liquidity of the Notes may be adversely affected. In that case you may not be able to sell your Notes at a particular time or you may not be able to sell your Notes at a favorable price. Moreover, even if you are able to sell your Notes, you may not receive a favorable price for your Notes.
Any adverse rating of the Notes may negatively affect the trading price and liquidity of the Notes and the price of our common stock.
We do not intend to seek a rating on the Notes. However, if a rating service were to rate the Notes and if such rating service were to assign the Notes a rating lower than the rating expected by investors or were to lower its rating on the Notes below the rating initially assigned to the Notes or otherwise announce its intention to put the Notes on credit watch, the trading price or liquidity of the Notes and the price of our common stock could decline.
You may be subject to tax if we make or fail to make certain adjustments to the conversion rate of the Notes, even though you do not receive a corresponding cash distribution.
The conversion rate of the Notes is subject to adjustment in certain circumstances, including the payment of cash dividends. If the conversion rate is adjusted as a result of a distribution that is taxable to our common stockholders, such as a cash dividend, you may be deemed to have received a dividend subject to U.S. federal income tax without the receipt of any cash. In addition, a failure to adjust (or to adjust adequately) the conversion rate after an event that increases your proportionate interest in us could be treated as a deemed taxable dividend to you. If a make-whole adjustment event occurs on or prior to the business day immediately preceding the stated maturity date of the Notes, under some circumstances, we will increase the conversion rate for the Notes converted in connection with the make-whole adjustment event. Such increase may also be treated as a distribution subject to U.S. federal income tax as a dividend. See “Additional Material Federal Income Tax Consequences” in this prospectus supplement. In addition, if you are a Non-U.S. Holder, you may be subject to U.S. federal withholding tax in connection with such a deemed distribution. If withholding tax is paid on your behalf as a result of an adjustment to the conversion rate of the Notes, the withholding agent may offset such payments against payments of cash and common stock on the Notes. You are urged to consult your tax advisor with respect to the U.S. federal income tax consequences resulting from an adjustment to the conversion rate of the Notes. See the discussions under “Additional Material Federal Income Tax Consequences — Tax Consequences to U.S. Holders of Notes — Constructive Dividends” in this prospectus.
Conversions of the Notes will dilute the ownership interest of our existing stockholders, including Holders who had previously converted their Notes.
The conversion of some or all of the Notes will dilute the ownership interests of our existing stockholders. Any sales in the public market of our common stock issuable upon such conversion could adversely affect prevailing market prices of our common stock. In addition, the existence of the Notes may encourage short selling by market participants because the conversion of the Notes could depress the price of our common stock.
If the convertibility feature of the Notes is deemed to be greater than incidental, we would be subject to ERISA fiduciary duties.
Under certain circumstances, our underlying assets could be treated as “plan assets” of employee benefit plans subject to ERISA, or section 4975 of the Code. This would occur if the convertibility feature of the Notes were to be treated as greater than “incidental,” in which case, among other consequences, we and our management would be subject to ERISA fiduciary duties, and certain transactions we might enter into, or may have entered into, in the ordinary course of our business might constitute non-exempt “prohibited transactions” under section 406 of ERISA or section 4975 of the Code and might have to be rescinded at significant cost to us.

If the Notes are issued with original issue discount and a bankruptcy petition were filed by or against us, Holders of the Notes may receive a lesser amount for their claim than they would have been entitled to receive under the indenture governing the Notes.
If the Notes are issued with original issue discount and a bankruptcy petition were filed by or against us under the United States Bankruptcy Code after the issuance of the Notes, the claim by any Holder of the Notes for the principal amount of the Notes may be limited to an amount equal to the sum of: the original issue price for the Notes and that portion of any original issue discount that does not constitute “unmatured interest” for purposes of the United States Bankruptcy Code.
Any original issue discount that was not amortized as of the date of the bankruptcy filing would constitute unmatured interest. Accordingly, Holders of the Notes under these circumstances may receive a lesser amount than they would be entitled to under the terms of the indenture governing the Notes, even if sufficient funds are available.
You may be subject to tax if we make or fail to make certain adjustments to the conversion rate of the Notes even though you do not receive a corresponding cash distribution.
The conversion rate of the Notes is subject to adjustment in certain circumstances, including the payment of cash dividends. If the conversion rate is adjusted as a result of a cash dividend paid to our common stockholders, you may be deemed to have received a dividend subject to U.S. federal income tax without the receipt of any cash. In addition, a failure to adjust (or to adjust adequately) the conversion rate after an event that increases your proportionate interest in us could be treated as a deemed taxable dividend to you. If a make-whole fundamental change occurs prior to the maturity date, under some circumstances, we will increase the conversion rate for the Notes converted in connection with the make-whole fundamental change. Such increase may also be treated as a distribution subject to U.S. federal income tax as a dividend. See “Additional Material Federal Income Tax Consequences — Tax Consequences to U.S. Holders of Notes — Constructive Dividends” in this prospectus supplement. If you are a Non-U.S. Holder (as defined in “Additional Material Federal Income Tax Consequences” in this prospectus supplement), any deemed dividend would be subject to U.S. federal withholding tax at a 30% rate, or such lower rate as may be specified by an applicable treaty, and if you are a U.S. Holder (as defined in “Additional Material Federal Income Tax Consequences’’ in this prospectus supplement), any deemed dividend may be subject to federal backup withholding tax at a 24% rate, which, in each case, may be withheld from subsequent payments on the Notes or other amounts received by you. See “Additional Material Federal Income Tax Consequences” in this prospectus supplement.
We intend to take the position that the Notes are not contingent payment debt instruments, which position is not free from doubt.
We may be required to make additional payments on the Notes that are converted in certain circumstances. Due to a lack of relevant authority regarding certain of these payments, the applicability to the Notes of U.S. Treasury regulations governing contingent payment debt instruments is uncertain. Although the matter is not free from doubt, we intend to take the position for U.S. federal income tax purposes that the Notes are not contingent payment debt instruments. Our position that the Notes should not be treated as contingent payment debt instruments is binding on the Holders of the Notes unless a contrary position is disclosed to the Internal Revenue Service (“IRS”) (but is not binding on the IRS). If the IRS were to successfully challenge our position, and the Notes were treated as contingent payment debt instruments, U.S. Holders would be required, among other potential adverse consequences, to accrue interest income at a rate substantially higher than the stated interest rate on the Notes (regardless of such U.S. Holder’s regular method of accounting for U.S. federal income tax purposes), and to treat as ordinary income, rather than capital gain, any gain recognized on a sale, exchange or redemption of a note. In addition, any gain on the sale, exchange, retirement or other taxable disposition of the Notes (including any gain recognized on the conversion of a Note) would be required to be treated as ordinary income. Holders are urged to consult with their own tax advisors regarding the tax consequences of purchasing, owning and disposing of the Notes and the common stock that may be received upon conversion of the Notes. See “Additional Material Federal Income Tax Consequences” in this prospectus supplement.
The recently passed comprehensive tax reform bill could adversely affect our business and financial condition.
On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) was signed into law and significantly changes the Code. The Tax Act, among other things, contains significant changes to corporate taxation, including reduction of the corporate tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of adjusted earnings (except for certain small businesses), limitation of the deduction or net operating losses to 80% of current year taxable income and elimination of net operating loss carrybacks, one time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits. Our U.S. federal net operating loss carryovers created in 2018 and thereafter will be carried forward indefinitely pursuant to the Tax Act. We continue to examine the impact this tax legislation may have on our business. Notwithstanding the reduction in the corporate income tax rate, the overall impact of the Tax Act is uncertain and our business and financial condition could be adversely affected. The impact of this Tax Act on Holders of our Notes or common stock is also uncertain and could be adverse. This prospectus supplement and the accompanying prospectus do not discuss any such tax legislation or the manner in which it might affect us or purchasers of our Notes or holders of our common stock. We urge purchasers of Notes in this offering to consult with their legal and tax advisors with respect to such legislation and the potential tax consequences of investing in our Notes and common stock.
Because the Notes will initially be held in book-entry form, Holders must rely on DTC’s procedures to receive communications relating to the Notes and exercise their rights and remedies.
We will initially issue the Notes in the form of one or more global notes registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in global notes will be shown on, and transfers of global notes will be effected only through, the records maintained by DTC. Except in limited circumstances, we will not issue certificated Notes. See “Description of Notes — Book-Entry Delivery and Form” and “Description of Notes – Book-Entry Procedures for the Global Securities.” Accordingly, if you own a beneficial interest in a global note, then you will not be considered an owner or Holder of the Notes. Instead, DTC or its nominee will be the sole Holder of the Notes. Unlike persons who have certificated Notes registered in their names, owners of beneficial interests in global notes will not have the direct right to act on our solicitations for consents or requests for waivers or other actions from Holders. Instead, those beneficial owners will be permitted to act only to the extent that they have received appropriate proxies to do so from DTC or, if applicable, a DTC participant. The applicable procedures for the granting of these proxies may not be sufficient to enable owners of beneficial interests in global notes to vote on any requested actions on a timely basis. In addition, notices and other communications relating to the Notes will be sent to DTC. We expect DTC to forward any such communications to DTC participants, which in turn would forward such communications to indirect DTC participants. But we can make no assurances that you timely receive any such communications.

Risks Related to Our Investments
The securities of our private portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO or consummate another liquidity event within our targeted time frame will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any.
The IPO market is, by its very nature, unpredictable. A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available venture capital funding to late-stage companies that cannot complete an IPO. Such stagnation could depress returns or could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies may also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital. This might result in unrealized depreciation and realized losses in such companies by other investment funds, like us, who are co-investors in such companies. There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.
The equity securities we acquire in a private company are generally subject to contractual transfer limitations imposed on the company’s stockholders as well as other contractual obligations, such as rights of first refusal and co-sale rights. These obligations generally expire only upon an IPO by the company or the occurrence of another liquidity/exit event. As a result, prior to an IPO or other liquidity/exit event, our ability to liquidate our private portfolio company positions may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale rights to participate in the sale, thereby reducing the number of shares available to sell by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.
If the private companies in which we invest do not perform as planned, they may be unable to successfully complete an IPO or consummate another liquidity event within our targeted time frame, or they may decide to abandon their plans for an IPO. In such cases, we will likely exceed our targeted holding period and the value of these investments may decline substantially if an IPO or other exit is no longer viable. We may also be forced to seek to take other steps to exit these investments.
The illiquidity of our private portfolio company investments, including those that are traded on the trading platforms of private secondary marketplaces, may make it difficult for us to sell such investments should the need arise. Also, if we were required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and we anticipate that all or a substantial portion of our portfolio may be invested in such illiquid securities at all times. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the value that would have been used by us had a ready market existed for such investments, and the differences could be material and adverse.
In addition, even if a portfolio company completes an IPO, we will typically not be able to sell our position until any applicable post-IPO lockup restriction expires. As a result of lockup restrictions, the market price of securities that we hold may decline substantially before we are able to sell them following an IPO. There is also no assurance that a meaningful trading market will develop for our publicly traded portfolio companies following an IPO to allow us to liquidate our position when we desire.

Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, periodic downturns, regulatory concerns and litigation risks.
Given the experience of GSV Asset Management’s senior investment professionals within the technology space, a number of the companies in which we have invested and intend to invest operate in technology-related sectors. Investments in such companies are subject to substantial risks. The revenue, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by companies in technology-related sectors have historically decreased over their productive lives.
In addition, our portfolio companies face intense competition since their businesses are rapidly evolving, intensely competitive and subject to changing technology, shifting user needs and frequent introductions of new products and services. Potential competitors to our portfolio companies in the technology industry range from large and established companies to emerging start-ups. Further, such companies are subject to laws that were adopted prior to the advent of the Internet and related technologies and, as a result, may not contemplate or address the unique issues of the Internet and related technologies. The laws that do reference the Internet are being interpreted by the courts, but their applicability and scope remain uncertain. Claims have been threatened and filed under both U.S. and foreign laws for defamation, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted by a company’s users, a company’s products and services, or content generated by a company’s users. Further, the growth of technology-related companies into a variety of new fields implicate a variety of new regulatory issues and may subject such companies to increased regulatory scrutiny, particularly in the U.S. and Europe. Any of these factors could materially and adversely affect the business and operations of a portfolio company in the technology industry and, in turn, adversely affect the value of these portfolio companies and the value of any securities that we may hold.
Our financial results could be negatively affected if a significant portfolio company fails to perform as expected.
Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the cost and fair value of our ten largest portfolio company positions as of December 31, 2017:
Portfolio Company	Cost	Fair Value	% of Net Asset Value
Palantir Technologies, Inc.	$16,189,935	$35,075,759	17.1%
Spotify Technology S.A.	10,002,084	30,729,068	15.0
Coursera, Inc.	14,519,519	18,360,674	9.0
Dropbox, Inc.	13,656,926	17,875,696	8.7
StormWind, LLC	6,130,474	13,453,718	6.6
General Assembly Space, Inc.	5,999,961	10,840,866	5.3
Lyft Inc.	4,296,334	10,123,515	4.9
Course Hero, Inc.	5,000,001	10,041,426	4.9
NestGSV, Inc. (d.b.a. GSV Labs, Inc.)	9,869,428	9,683,581	4.7
Chegg, Inc.	6,008,468	8,160,000	4.0
Total	$91,673,130	$164,344,303	80.2%

Risks Related to Our Business and Structure
We are dependent upon GSV Asset Management’s senior investment professionals for our future success. If we lose any of GSV Asset Management’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.
We depend on the diligence, skill and network of business contacts of GSV Asset Management’s senior investment professionals. These senior investment professionals, together with other investment professionals employed by GSV Asset Management, evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of GSV Asset Management’s senior investment professionals, particularly Michael T. Moe, William Tanona and Luben Pampoulov.
All of GSV Asset Management’s senior investment professionals, including Michael T. Moe, William Tanona and Luben Pampoulov, are at-will employees. As a result, although Messrs. Moe, Tanona and Pampoulov comprise the senior investment professionals and principals of GSV Asset Management, they are free to terminate their employment with GSV Asset Management at any time. In addition, none of GSV Asset Management’s senior investment professionals, including Messrs. Moe, Tanona and Pampoulov, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with GSV Asset Management, or if GSV Asset Management were to no longer serve as our investment adviser. There can be no assurance that GSV Asset Management will be successful in retaining its senior investment professionals, including Messrs. Moe, Tanona and Pampoulov. The departure of any of Messrs. Moe, Tanona and Pampoulov could have a material adverse effect on our ability to achieve our investment objective.
Our growth will require that GSV Asset Management retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which GSV Asset Management will compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, will have greater resources than it does.
Capital markets may experience periods of disruption and instability. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.
As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.
From time to time, capital markets may experience periods of disruption and instability. During such periods of market disruption and instability, we and other companies in the financial services sector may have limited access, if available, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which will apply to us as a BDC, we will generally not be able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Given the volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, this volatility and disruption, has had, and in the future may have, a negative effect on the valuations of our investments and on the potential for liquidity events involving these investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume, as part of our valuation process that our investments are sold in orderly mark-to-market transactions between market participants. As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments if required and to value such investments. As a result, we may realize significantly less than the value at which we will have recorded our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of investments we may make and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of the portfolio companies in which we make investments may be susceptible to economic slowdowns or recessions and may be unable to repay any loans made to them during these periods and, thus, jeopardize our equity investment in such portfolio companies. Therefore, the value of our portfolio may decrease during these periods as we are required to record our investments at their current fair value. Adverse economic conditions also may decrease the value of our equity investments and the value of any collateral securing our loans, if any. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions could also increase our and our portfolio companies’ funding costs, limit our and our portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a financially distressed or defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, we would typically be last in line behind any creditors and would likely experience a complete loss on our investment.
Any disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition. In addition, the BDC market may be more sensitive to changes in interest rates or other factors and to the extent the BDC market trades down, our shares might likewise be affected. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.
In addition to regulatory requirements that restrict our ability to raise capital, the loan agreement governing our Credit Facility contain various covenants which, if not complied with, could materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.
Under the Loan and Security Agreement (the “Loan Agreement”) with Western Alliance Bank, pursuant to which Western Alliance Bank agreed to provide us with our $12.0 million Credit Facility, we have made certain customary representations and warranties and are required to comply with various affirmative and negative covenants, reporting requirements, and other customary requirements for similar credit facilities, including, without limitation, restrictions on incurring additional indebtedness, compliance with the asset coverage requirements under the 1940 Act, a minimum net asset value requirement of at least the greater of  $60.0 million or five times the amount of our $12.0 million Credit Facility, a limitation on our net asset value being reduced by more than 15% of our net asset value at December 31, 2016, and maintenance of RIC and BDC status. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, the cessation of the Investment Advisory Agreement and the occurrence of a material adverse effect.
Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver under the Loan Agreement, would have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends.
Changes in laws or regulations governing our business or the businesses of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, and any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business and the businesses of our portfolio companies.
We and our portfolio companies are subject to laws and regulations at the U.S. federal, state and local levels and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect, potentially with retroactive effect. Any such new or changed laws or regulations could have a material adverse effect on our business or the business of our portfolio companies. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding enacted legislation (including the Dodd-Frank Act and the regulations adopted thereunder and future regulations that may or may not be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on us and the markets in which we trade and invest is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.
In addition, as private equity firms become more influential participants in the U.S. and global financial markets and economy generally, there recently has been pressure for greater governmental scrutiny and/or regulation of the private equity industry. It is uncertain as to what form and in what jurisdictions such enhanced scrutiny and/or regulation, if any, on the private equity industry may ultimately take. Therefore, there can be no assurance as to whether any such scrutiny or initiatives will have an adverse impact on the private equity industry, including our ability to effect operating improvements or restructurings of our portfolio companies or otherwise achieve our objectives.
Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our or our portfolio companies’ operating results or financial condition, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or otherwise adversely affect our business.
Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of the GSV Asset Management senior investment professionals to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Pending legislation may allow us to incur additional leverage.
As a BDC, under the 1940 Act, we generally are not permitted to incur borrowings, issue debt securities or issue preferred stock unless immediately after the borrowing or issuance the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 200%. The

U.S. Senate recently introduced the legislation, which if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future, and therefore, your risk of an investment in us may increase. In addition, since our management fee is calculated based on the value of our gross assets, including assets acquired through the incurrence of debt, our base management fee expenses will increase if we incur additional indebtedness.
We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. On December 22, 2017, the Tax Act was signed into law and significantly changes the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, Holders of our Notes, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. You are urged to consult with your tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.
Certain investors are limited in their ability to make significant investments in us.
Private funds that are excluded from the definition of  “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act and BDC’s, such as us, are also subject to this restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors will be limited in their ability to make significant investments in us at a time that they might desire to do so.
Ineffective internal controls could impact our business and operating results.
Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about GSV Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•
an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our equity investments in such portfolio companies,

•
an economic downturn could disproportionately impact the market sectors in which a significant portion of our portfolio is concentrated, causing us to suffer losses in our portfolio,

•
an inability to access the equity markets could impair our investment activities,

•
interest rate volatility could adversely affect our results, particularly if we opt to use leverage as part of our investment strategy, and

•
the risks, uncertainties and other factors we identify in “Supplementary Risk Factors” and “Risk Factors,” elsewhere in this prospectus supplement and the accompanying prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Supplementary Risk Factors” beginning on page 20 of this prospectus supplement and “Risk Factors” beginning on page 19 of the accompanying prospectus and elsewhere in this prospectus supplement. You should not place undue reliance on these forward-looking statements, which apply only as of the dates of this prospectus supplement and the accompanying prospectus, respectively. The forward-looking statements and projections contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). In addition, the forward-looking statements and projections contained in any reports we may file subsequent to completion of this offering under the Exchange Act will be excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

CAPITALIZATION
The following table sets forth our cash and capitalization as of  [   ] (1) on an actual basis and (2) as adjusted to reflect the effects of the sale of  $[   ] million in aggregate principal amount of Notes in this offering (assuming that the underwriters do not exercise their over-allotment option) at an offering price of 100% of par and the application of the net proceeds of this offering. You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” our consolidated financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus. The adjusted information is illustrative only.
	As of December 31, 2017
	Actual	As Adjusted for this Offering(1)
	(Dollars in thousands)
Cash	$59,839	$	[ ]
Total assets	$381,683	$	[ ]
Borrowings	$69,000	$	[ ]
Notes Offered hereby	$—	$	[ ]
2013 Convertible Notes	$69,000	$	[ ]
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 21,246,345 shares issued and outstanding respectively	$212	$	[ ]
Capital in excess of par value	$202,584	$	[ ]
Distributable earnings(2)	$1,967	$	[ ]
Total stockholders’ equity	$204,763	$	[ ]
Total capitalization	$273,763	$	[ ]

(1)
Does not include the underwriter’s option to purchase additional Notes.

(2)
Includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investments and net unrealized appreciation or depreciation of investments, and distributions paid to stockholders other than tax return of capital distributions. Distributable earnings is not intended to represent amounts we may or will distribute to our stockholders.

USE OF PROCEEDS
We estimate that the net proceeds from the sale of the $[   ] million in aggregate principal amount of Notes in this offering, after deducting estimated expenses of this offering payable by us and the underwriter’s discount, will be approximately $[   ] million (or approximately $[   ] million, if the over-allotment is exercised in full), in each case assuming the Notes are sold at 100% of par.
We intend to use all of the net proceeds from the offering, approximately $[   ] million (or approximately $[   ] million if the underwriter’s exercise their option to purchase additional Notes in full) to repurchase or pay at maturity a portion of the outstanding 2013 Convertible Notes, which bear interest at 5.25% per annum and mature on September 15, 2018.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the Nasdaq Capital Market under the symbol “GSVC”. The following table sets forth, for each fiscal quarter within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the net asset value, or “NAV,” per share of our common stock, the high and low sales prices for our common stock, and such sales prices as a percentage of NAV per share.
		Price Range		High Close Price as a Premium/ (Discount) to NAV(2)	Low Close Price as a Premium/ (Discount) to NAV(2)
	NAV(1)	High	Low
Fiscal 2018
First Quarter (through March 21, 2018)	*	9.18	5.58	*	*
Fiscal 2017
Fourth Quarter	$9.64	$6.62	$5.27	(31.3)%	(45.3)%
Third Quarter	9.69	5.41	3.86	(44.2)	(60.2)
Second Quarter	9.11	4.71	4.29	(48.3)	(52.9)
First Quarter	8.83	5.52	4.43	(37.5)	(49.8)
Fiscal 2016
Fourth Quarter	$8.66	$5.15	$4.50	(40.5)%	(48.0)%
Third Quarter	10.08	5.85	4.61	(42.0)	(54.3)
Second Quarter	10.22	6.03	4.60	(41.0)	(55.0)
First Quarter	10.96	6.73	5.41	(38.6)	(50.6)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low close prices. The NAV per share figures shown are based on outstanding shares at the end of each period.

(2)
Calculated as the respective high or low close price less NAV per share, divided by NAV per share.

*
Not determinable as of the date of this prospectus.

On March 21, 2018, the last reported sales price of our common stock was $9.12 per share.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at premiums that are unsustainable over the long term or at a discount from net asset value are separate and distinct from the risk that our net asset value will decrease. Since our IPO in May 2011, our shares of common stock have traded at both a discount and a premium to the net assets attributable to those shares. As of March 21, 2018, our shares of common stock traded at a discount equal to approximately 5.4% of the net assets attributable to those shares based upon our $9.64 NAV per share as of December 31, 2017. It is not possible to predict whether the Notes offered hereby will trade at, above, or below net asset value.
The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be much less consistent than the dividends of other business development companies that primarily make debt investments. However, if there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.
We have elected to be treated as a RIC under subchapter M of the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Further, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of   (1) the fifteenth day of the ninth month following the close of that fiscal year or (2) the extended due date for filing the U.S. federal income tax return for that fiscal year. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of   (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, our stockholders will be treated as if they received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. Stockholders may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to the allocable share of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
The timing and amount of our distributions, if any, will be determined by our board of directors and will be declared out of assets legally available for distribution. The following table lists the distributions, including dividends and returns of capital, if any, per share that we have declared since our formation through December 31, 2017. The table is divided by fiscal year according to record date:
Date Declared	Record Date	Payment Date	Amount per Share
Fiscal 2015:
November 4, 2015(1)	November 16, 2015	December 31, 2015	$2.76
Fiscal 2016:
August 3, 2016(2)	August 16, 2016	August 24, 2016	0.04
Total			$2.80

(1)
The distribution was paid in cash or shares of our common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total distribution to be paid to all stockholders. As a result of stockholder elections, the distribution consisted of approximately 2,860,903 shares of common stock issued in lieu of cash, or approximately 14.8% of our outstanding shares prior to the distribution, as well as cash of $26,358,885. The number of shares of common stock comprising the stock portion was calculated based on a price of   $9.425 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on December 28, 29 and 30, 2015. None of the $2.76 per share distribution represented a return of capital.

(2)
Of the total distribution of   $887,240 on August 24, 2016, $820,753 represented a distribution from realized gains, and $66,487 represented a return of capital.

We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of other BDCs that primarily make debt investments. If there are earnings or realized capital gains to be distributed, we intend to declare and pay a distribution at least annually. The amount of realized capital gains available for distribution to stockholders will be impacted by our tax status.
Our current intention is to make any future distributions out of assets legally available therefrom in the form of additional shares of our common stock under our dividend reinvestment plan, except in the case of stockholders who elect to receive dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions (net of any applicable withholding) automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholder for U.S. federal income tax purposes, although no cash distribution has been made. As a result, if a stockholder does not elect to opt out of the dividend reinvestment plan, it will be required to pay applicable federal, state and local taxes on any reinvested dividends even though such stockholder will not receive a corresponding cash distribution. See “Additional Material Federal Income Tax Consequences” in this prospectus supplement. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to GSV Asset Management. Stockholders that hold shares in the name of a broker or financial intermediary should contact the broker or financial intermediary regarding any election to receive distributions in cash.
So long as we qualify and maintain our tax treatment as a RIC, we generally will not pay corporate-level U.S. federal or state income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of our investors and will not be reflected in our consolidated financial statements. See “Note 2 — Significant Accounting Policies — U.S. Federal and State Income Taxes” and “Note 9 — Income Taxes” to our consolidated financial statements for the year ended December 31, 2017, included in this prospectus supplement, for more information. The GSVC Holdings included in our consolidated financial statements are taxable subsidiaries, regardless of whether we are taxed as a RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in our consolidated financial statements.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement. The following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Supplementary Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus supplement and “Risk Factors” and “Forward-Looking Statements” in the accompanying prospectus.
Overview
We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies. We have also invested, on an opportunistic basis, in select publicly traded equity securities of rapidly growing companies that otherwise meet our investment criteria and may continue to do so in the future. In addition, while we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies that otherwise meet our investment criteria. In regard to the regulatory requirements for BDCs under the 1940 Act, some of these investments may not qualify as investments in “eligible portfolio companies,” and thus may not be considered “qualifying assets.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any on-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then-current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company” in the accompanying prospectus for more information.
We acquire our investments in portfolio companies through offerings of the prospective portfolio companies, transactions on secondary marketplaces for private companies and negotiations with selling stockholders. Our investment activities are managed by GSV Asset Management. GSV Capital Service Company provides the administrative services necessary for us to operate.
Our investment philosophy is premised on a disciplined approach of identifying high-growth emerging companies across several key industry themes that may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. GSV Asset Management’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Many of the companies that our investment adviser, GSV Asset Management, evaluates have financial backing from top-tier venture capital funds or other financial or strategic sponsors.
We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income-producing, have different voting rights than common stock and are generally convertible into common stock at our discretion. Our investments generally do not produce current income and, therefore, we may be dependent on future capital raising to meet our operating needs if no other source of liquidity is available.
Starting in 2017, we began to focus our investment strategy to increase the size of our investments in individual portfolio companies. While this will likely have the effect of reducing the number of companies in which we hold investments, we believe that the shift towards larger positions will better allow GSV Asset

Management’s investment professionals to focus our investments in companies and industries that are more likely to result in beneficial returns to our stockholders.
Management Transition and Board Changes
On March 15, 2017, each of Catherine J. Friedman and Bradford C. Koenig resigned as a member of our board of directors, effective as of March 17, 2017.
On March 16, 2017, our board of directors appointed Marc Mazur to fill the vacancy created by Ms. Friedman’s resignation and to serve as a member of the board of directors, effective March 17, 2017, until our 2019 annual meeting of stockholders and until his successor is duly elected and qualifies.
In addition, on March 16, 2017, our board of directors appointed David S. Pottruck to fill the vacancy created by Mr. Koenig’s resignation and to serve as a member of our board of directors, effective May 31, 2017, until our 2018 annual meeting of stockholders and until his successor is duly elected and qualifies.
On August 8, 2017, we announced Michael Moe’s resignation as our Chief Executive Officer, effective August 11, 2017, and that our board of directors had appointed Mark Klein, a member of our board of directors and a consultant to GSV Asset Management, to serve as our Chief Executive Officer, effective August 11, 2017. Mr. Moe continues to serve as Executive Chairman of our board of directors. Further information regarding the management transition can be found in our Current Report on Form 8-K, filed with the SEC on August 8, 2017.
On October 17, 2017, Mark Flynn resigned from his positions as our President and as a member of our board of directors, effective October 17, 2017. In connection with Mr. Flynn’s resignation, our board of directors reduced the number of directors that constitutes the full board to six (6) directors from seven (7) directors. Mr. Flynn continues to provide services to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management.
In addition, our board of directors appointed William Tanona to serve as our President, effective October 17, 2017, in order to fill the vacancy created by Mr. Flynn’s resignation. Mr. Tanona previously served, and continues to serve, as our Chief Financial Officer, Treasurer and Corporate Secretary. Further information regarding the management transition can be found in our Current Report on Form 8-K, filed with the SEC on October 18, 2017.
Portfolio and Investment Activity
The value of our investment portfolio will change over time due to changes in the fair value of our underlying investments, as well as changes in the composition of our portfolio resulting from purchases of new and follow-on investments and the sales of existing investments. The fair value, as of December 31, 2017, of all of our portfolio investments, excluding U.S. Treasury bills, was $220,588,493.
During the year ended December 31, 2017 we did not fund any new investments; however, we capitalized fees of  $191,274, primarily due to the sale or disposal of portfolio company investments, and received 125,000 Series B warrants upon the May 29, 2017 extension of the unsecured promissory note to NestGSV, Inc. (d/b/a GSV Labs, Inc.). During the year we realized a net investment gain of approximately $0.9 million due to the sales and write-offs of some of our investments. The table below summarizes the portfolio investments we sold or wrote-off during the quarter and year ended December 31, 2017:

	Quarter Ended December 31, 2017		Year Ended December 31, 2017
Portfolio Company	Net Proceeds	Realized Gains/(Losses)(1)	Net Proceeds	Realized Gains/(Losses)(1)
AliphCom, Inc. (d/b/a Jawbone)	$—	$—	$—	$(793,152)
AlwaysOn, Inc.	—	—	—	(1,903,414)
Beamreach Solar, Inc. (f/k/a Solexel, Inc.)	—	—	—	(14,272,840)
Cricket Media (f/k/a ePals Corporation)	—	—	—	(2,448,959)
EarlyShares.com, Inc.	—	—	—	(312,438)
Orchestra One, Inc. (f/k/a Learnist, Inc.)	—	—	—	(4,959,614)
Global Education Learning (Holdings) Ltd.	—	—	—	(675,495)
Snap, Inc.	—	—	4,033,360	31,090
JAMF Holdings, Inc.(2)	34,931,287	25,474,575	34,931,287	25,474,575
Spotify Technology S.A.(3)	13,896,600	10,299,111	13,896,600	10,299,111
Dataminr, Inc.	4,803,384	1,635,673	4,803,384	1,635,673
Whittle Schools, LLC	4,575,000	(181,045)	4,575,000	(181,045)
Chegg, Inc.(3)	4,506,108	1,241,122	10,246,005	2,231,611
Strategic Data Command, LLC(2)	2,454,652	1,524,374	2,454,652	1,524,374
Palantir Technologies, Inc.(3)	2,091,501	1,078,692	2,091,501	1,078,692
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)	—	(1,839,914)	—	(1,839,914)
Handle Financial, Inc. (f/k/a PayNearMe, Inc.)	—	(14,000,398)	—	(14,000,398)
Total Disposals	$67,258,532	$25,232,190	$77,031,789	$887,857

(1)
Realized gains/(losses) exclude any realized gains/(losses) incurred on the maturity of our U.S. Treasury investments.

(2)
Net proceeds does not reflect amounts expected to be received from the sale of these investments currently being held in escrow. Refer to “Note 2 — Significant Accounting Policies — Escrow Proceeds Receivable” to our consolidated financial statements as of December 31, 2017 for further detail.

(3)
Represents only a partial sale of our investment in the denoted portfolio companies. Refer to our Consolidated Schedule of Investments as of December 31, 2017 for the remaining investments held in these portfolio companies as of December 31, 2017.

2016 — Portfolio and Investment Activity
The table below summarizes the portfolio investments we purchased during the year ended December 31, 2016:
Fundings by Portfolio Company (Industry)	Year Ended December 31, 2016
Beamreach Solar, Inc. (f/k/a Solexel, Inc.) (Solar Power)	$250,000
Curious.com Inc. (Online Education)	2,000,003
Fullbridge, Inc. (Business Education)	1,000,000
Lytro, Inc. (Light Field Imaging Platform)	3,000,002
NestGSV, Inc. (d/b/a GSV Labs, Inc.) (Global Innovation Platform)	1,526,000
Ozy Media, Inc. (Digital Media Platform)	2,000,000
Snap Inc. (f/k/a Snapchat, Inc.) (Social Communication)	3,999,990
Capitalized Fees(1)	27,347
Total Gross Payments	$13,803,342

(1)
Capitalized fees represent costs such as legal and other fees associated with entering into or exiting a portfolio company investment or the ongoing due diligence and other costs associated with an existing portfolio company investment. Refer to “Note 2 — Significant Accounting Policies — Investment Transaction Costs and Escrow Deposits” to our consolidated financial statements as of December 31, 2017 for further detail.
The table below summarizes the portfolio investments we sold or wrote-off during the year ended December 31, 2016:
	Year Ended December 31, 2016
Portfolio Company	Net Proceeds	Realized Gains/(Losses)(1)
Bloom Energy Corporation	$2,973,438	$(882,162)
Gilt Groupe Holdings, Inc.(2)	429,261	(6,165,173)
Lyft, Inc.	7,651,890	4,430,220
NestGSV, Inc.	500,000	—
Twitter, Inc.	14,578,469	306,603
Upwork Global Inc. (f/k/a Odesk Corporation)	108,531	(77,819)
Total Disposals	$26,241,589	$(2,388,331)

(1)
Realized gains/(losses) exclude any realized gains/(losses) incurred on the maturity of our U.S. Treasury investments as well as realized losses of  $246,714 from our investments in warrants of FullBridge, Inc.

(2)
$1,991 of the proceeds received from Gilt Groupe Holdings, Inc. represents an excess distribution of proceeds received as part of the January 2016 sale of Gilt Groupe Holdings, Inc. to Hudson’s Bay Co., the parent company of Saks Fifth Avenue.

2015 — Portfolio and Investment Activity
The table below summarizes the portfolio investments we purchased during the year ended December 31, 2015:
Fundings by Portfolio Company (Industry)	Year Ended December 31, 2015
NestGSV, Inc. (d/b/a GSV Labs, Inc.) (Global Innovation Platform)	$3,499,999
Fullbridge, Inc. (Business Education)	964,042
Lyft, Inc. (Peer to Peer Ridesharing)	2,499,985
Handle Financial, Inc. (f/k/a PayNearMe, Inc.). (Cash Payment Network)	3,999,998
GSV Sustainability Partners (Clean Technology)	2,300,000
Earlyshares.com, Inc. (Equity Crowdfunding)	50,000
Enjoy Technology, Inc. (On-Demand Commerce)	4,000,000
Aspiration Partners, Inc. (Financial Services)	999,975
Declara, Inc. (Social Cognitive Learning)	2,000,000
EdSurge, Inc. (Education Media Platform)	500,000
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) (Sports Analytics)	25,000
Spotify Technology S.A. (Music Streaming Service)	10,001,100
Capitalized Fees(1)	115,420
Total Gross Payments	$30,955,519

(1)
Capitalized fees represent costs such as legal and other fees associated with entering into or exiting a portfolio company investment or the ongoing due diligence and other costs associated with an existing portfolio company investment. Refer to “Note 2 — Significant Accounting Policies — Investment Transaction Costs and Escrow Deposits” to our consolidated financial statements as of December 31, 2017 for further detail.

The table below summarizes the portfolio investments we sold or wrote-off during the year ended December 31, 2015:
	Year Ended December 31, 2015
Portfolio Company	Net Proceeds	Realized Gains/(Losses)(1)
2U, Inc. (f/k/a 2tor, Inc.)	$47,192,835	$37,160,718
DailyBreak, Inc.	3,000	(2,854,204)
Global Education Learning (Holdings) Ltd.(2)	3,660,394	—
NewZoom, Inc.	—	(260,476)
SugarCRM, Inc.	1,874,000	549,710
Twitter, Inc.	40,166,211	26,886,514
Totus Solutions, Inc.(3)	50,000	(6,052,203)
The rSmart Group, Inc.	5,000	(1,264,160)
Total Disposals	$92,951,440	$54,165,899

(1)
Realized gains/(losses) excludes any realized gains/(losses) incurred on the maturity of our U.S. Treasury investments.

(2)
Represents a tax distribution from Global Education Learning (Holdings) Ltd.

(3)
Represents sales of multiple share classes as well a debt investment in Totus Solutions, Inc.

Share Repurchase Program
On August 8, 2017, we announced the $5.0 million discretionary Share Repurchase Program.
On November 7, 2017, our board of directors authorized an extension of, and an increase in the amount of shares of our common stock that may be repurchased under, the discretionary Share Repurchase Program until the earlier of  (i) November 6, 2018 or (ii) the repurchase of  $10.0 million in aggregate amount of our common stock. The timing and number of shares to be repurchased will depend on a number of factors, including market conditions and alternative investment opportunities. The Share Repurchase Program may be suspended, terminated or modified at any time for any reason and does not obligate us to acquire any specific number of shares of our common stock.
During the three months ended December 31, 2017, we repurchased 360,549 shares of our common stock for approximately $2.1 million under the Share Repurchase Program.
Tender Offer for the 2013 Convertible Notes
On December 15, 2017, we announced the commencement of the Tender Offer to purchase any and all of our $69.0 million aggregate principal amount of the 2013 Convertible Notes. As of the expiration of the Tender Offer on January 17, 2018, approximately $4.8 million aggregate principal amount of the 2013 Convertible Notes, representing approximately 7.0% of the outstanding 2013 Convertible Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offer.
Recent Developments
Portfolio Activity
Please refer to “Note 11 — Subsequent Events” to our consolidated financial statements as of December 31, 2017 for details regarding our portfolio activity from January 1, 2018 through March 16, 2018.

We are frequently in negotiations with various private companies with respect to investments in such companies. Investments in private companies are generally subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or us. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated.
Share Repurchase Program
From January 1, 2018 through March 16, 2018, we repurchased 179,807 shares of our common stock pursuant to the Share Repurchase Program at an average price of  $6.90 per share.
Tender Offer for the 2013 Convertible Notes
As of the expiration of the Tender Offer on January 17, 2018, approximately $4.8 million aggregate principal amount of the 2013 Convertible Notes, representing approximately 7.0% of the outstanding 2013 Convertible Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offer.
Management and Incentive Fee Waiver Agreement
On February 5, 2018, we announced that GSV Asset Management had agreed to reduce the fees payable under the Investment Advisory Agreement pursuant to the Waiver Agreement. The Waiver Agreement is effective February 1, 2018 and changes the fee structure set forth in the Investment Advisory Agreement by: (i) reducing the base management fee from 2.00% to 1.75%; and (ii) creating certain high-water marks that must be reached before any incentive fee is paid to GSV Asset Management. In addition, pursuant to the Waiver Agreement, GSV Asset Management has agreed to forfeit $5.0 million of its previously accrued but unpaid incentive fees, and to waive base management fees on cash balances until the 2013 Convertible Notes mature or are retired.
For the avoidance of doubt, after these changes take effect, under no circumstances will the aggregate fees earned by GSV Asset Management in any quarterly period be higher than those aggregate fees that would have been earned prior to the effectiveness of the Waiver Agreement.

Results of Operations
Operating results for the years ended December 31, 2017, 2016 and 2015 are as follows:
	Year Ended December 31,
	2017	2016	2015
Total Investment Income	$852,768	$736,283	$290,896
Interest income	304,672	523,488	244,115
Dividend income	475,000	—	46,781
Other income	73,096	212,795	—
Gross Operating Expenses	22,439,855	1,999,646	26,978,235
Management fee waiver	(708,272)	—	—
Net Operating Expenses	21,731,583	1,999,646	26,978,235
Management fees	5,666,176	6,896,347	8,044,801
Incentive fees/(reversal of incentive fee accrual)	7,151,641	(15,188,121)	8,170,326
Costs incurred under Administration Agreement	1,874,839	2,545,316	2,681,079
Directors’ fees	328,480	345,000	373,676
Professional fees	2,068,668	1,966,906	1,357,988
Interest expense	4,696,819	4,731,430	4,961,169
Tax expense	52,901	—	880,778
Other expenses	600,331	702,768	509,418
Gain on fair value adjustment for embedded derivative	—	—	(1,000)
Reversal of benefit from taxes on net investment loss(1)	—	—	(21,969,370)
Net investment loss	(20,878,815)	(1,263,363)	(48,656,709)
Net realized gain/(loss) on investments	913,982	(2,634,471)	54,144,229
Reversal of provision for taxes on net realized gains on investments(1)	—	—	342,802
Net change in unrealized appreciation/(depreciation) of investments	34,775,696	(73,213,845)	(13,422,245)
Benefit from taxes on unrealized depreciation of investments(1)(2)	2,757,070	2,116,784	16,058,080
Net increase/(decrease) in net assets resulting from operations	$17,567,933	$(74,994,895)	$8,466,157

(1)
Due to our change in tax status to a RIC from a C corporation, the associated accrued benefits from and provisions for taxes from previous years were reversed for the year ended December 31, 2015. Refer to “Note 9 — Income Taxes” to our consolidated financial statements as of December 31, 2017 included in this prospectus supplement for further detail.

(2)
During the year ended December 31, 2017, we recognized a net benefit from taxes on unrealized depreciation despite recording a net change in unrealized appreciation of approximately $34.8 million. The net tax benefit was the result of a decrease in built-in gains tax liability due to the recently passed Tax Act, partially offset by an increase in the net deferred tax liability generated by the GSVC Holdings. Refer to “Note 9 — Income Taxes” to our consolidated financial statements as of December 31, 2017 included in this prospectus supplement for further detail.

Total Investment Income
For the year ended December 31, 2017 as compared to the year ended December 31, 2016
Investment income increased to $852,768 for the year ended December 31, 2017, from $736,283 for the year ended December 31, 2016. The increase was primarily due to increased dividend income which was partially offset by reversals of interest accruals. The increase in dividend income resulted from a $475,000 dividend received from our investment in SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.). Interest income also increased due to increased interest income from our investment in NestGSV, Inc. (d/b/a GSV Labs, Inc.)
For the year ended December 31, 2016 as compared to the year ended December 31, 2015
Investment income increased to $736,283 for the year ended December 31, 2016, from $290,896 for the year ended December 31, 2015. The increase was primarily due to increased interest income and other income received in 2016. The increase in interest income resulted from our acquisition of interest-bearing debt investments during the fiscal year ended December 31, 2016. As of December 31, 2016, the cost of our debt investments increased to $8,849,434 from $4,177,804 as of December 31, 2015. The increase in other income between periods resulted from the proceeds from Michael Moe’s sale of common shares of 2U, Inc. (f/k/a 2tor, Inc.), one of our former portfolio companies, that Mr. Moe received while serving on 2U, Inc.’s board of directors. The sales proceeds were remitted directly to the Company pursuant to GSV Asset Management’s internal policy whereby any fees or compensation received by a manager, partner, officer or employee of GSV Asset Management in exchange for serving as a director of, or providing consulting services to, any of our portfolio companies will be transferred to us, net of any personal taxes incurred, upon such receipt for the benefit of us and our stockholders.
Operating Expenses
For the year ended December 31, 2017 as compared to the year ended December 31, 2016
Total operating expenses, net of waiver of management fees, increased to $21,731,583 for the year ended December 31, 2017, from $1,999,646 for the year ended December 31, 2016, primarily due to incentive fee accruals for the year ended December 31, 2017 as well as the reversal of incentive fee accruals during fiscal year 2016, and, to a lesser extent, increased professional fees, which include legal, valuation, audit and consulting fees. We accrued incentive fees during the year ended December 31, 2017, as a result of the unrealized appreciation of our portfolio investments in the aggregate during the period. The increase in total operating expenses during the year ended December 31, 2017, was partially offset by lower management fees due to lower average gross assets outstanding, and GSV Asset Management’s voluntary 0.25% reduction to the base management fee payable under the Investment Advisory Agreement, as well as a decrease in costs incurred under the Administration Agreement.
For the year ended December 31, 2016 as compared to the year ended December 31, 2015
Total operating expenses decreased to $1,999,646 for the year ended December 31, 2016, from $26,978,235 for the year ended December 31, 2015. Total operating expenses decreased primarily as a result of the reversal of previously accrued incentive fees during the year ended December 31, 2016, which was the result of the realization of  $2,634,471 in net losses on investments in the year ended December 31, 2016, as compared to $54,144,229 in net realized gains on investments in the year ended December 31, 2015. The unrealized depreciation of our portfolio investments in the aggregate during the year ended December 31, 2016 also contributed to the reversal of previously accrued incentive fees. Total operating expenses also decreased due to lower management fees resulting from lower average gross assets outstanding, as well as a decrease in interest expense resulting from lower average borrowings under the $18.0 million senior secured credit facility with Silicon Valley Bank (the “SVB Credit Facility”). There was also no income tax expense incurred for the year ended December 31, 2016. These decreases were minimally offset by an increase in other expenses and professional fees, which include legal, valuation, audit and consulting fees.

Net Investment Loss
For the year ended December 31, 2017 as compared to the year ended December 31, 2016
For the year ended December 31, 2017, we recognized a net investment loss of  $20,878,815, compared to a net investment loss of  $1,263,363 for the year ended December 31, 2016. The increase in net investment loss resulted primarily from the large increase in our operating expenses for the year ended December 31, 2017, as discussed above. For the years ended December 31, 2017 and 2016, we recognized no benefit from taxes on net investment loss.
For the year ended December 31, 2016 as compared to the year ended December 31, 2015
For the year ended December 31, 2016, we recognized a net investment loss of  $1,263,363, compared to a net investment loss of  $48,656,709 for the year ended December 31, 2015. The decrease in net investment loss resulted primarily from the large decrease in our operating expenses for the year ended December 31, 2016, as discussed above, as well as the fact that we recognized no benefit from taxes on net investment loss for the year ended December 31, 2016, as compared to the year ended December 31, 2015, where we recognized a $21,969,370 reversal of our previously accrued benefit from taxes on net investment loss.
Our election to be treated as a RIC resulted in no new tax provisions or benefits being accrued following the appropriate reversals for the year ended December 31, 2015. Typically for a taxable entity, a net investment loss would generate a benefit from taxes; however, as a result of our election to be treated as a RIC, we reversed the previously accrued benefits from taxes on net investment loss from prior periods.
Net Realized Gain/(Loss) on Investments
For the year ended December 31, 2017, we recognized net realized gains of  $913,982, compared to net realized losses of  $2,634,471 for the year ended December 31, 2016 and net realized gains of  $54,144,229 for the year ended December 31, 2015. The components of our net realized gains and losses on portfolio investments for the years ended December 31, 2017, 2016, and 2015, excluding U.S. Treasury investments, are reflected in the tables above, under “— Portfolio and Investment Activity.”
For the year ended December 31, 2017, we recognized no provision for taxes on our net realized capital gains due to our election to be treated as a RIC. For the year ended December 31, 2016, we recognized no benefit from taxes on our net realized capital losses due to our election to be treated as a RIC.
For the year ended December 31, 2015, we reversed a previously accrued provision of  $342,802 for taxes on net realized capital gains due to our election to be treated as a RIC. Typically for a taxable entity, net realized capital gains would generate a provision for taxes; however, as a result of our election to be treated as a RIC, we reversed the previously accrued provisions for taxes on net realized capital gains from prior periods.

Net Change in Unrealized Appreciation/(Depreciation) of Investments
For the year ended December 31, 2017, we had a net change in unrealized appreciation of  $34,775,696. For the year ended December 31, 2016, we had a net change in unrealized depreciation of  $73,213,845. For the year ended December 31, 2015, we had a net change in unrealized depreciation of  $13,422,245. The following tables summarize, by portfolio company, the significant changes in unrealized appreciation and/or depreciation of our investment portfolio for the years ended December 31, 2017, 2016 and 2015.
Portfolio Company	Net Change in Unrealized Appreciation/ (Depreciation) For the Year Ended December 31, 2017
Spotify Technology S.A.(2)	$15,394,865
Beamreach Solar, Inc. (f/k/a Solexel, Inc.)(1)	14,272,843
Handle Financial, Inc. (f/k/a PayNearMe, Inc.)(1)	13,835,988
Chegg, Inc.(2)	7,445,390
Orchestra One, Inc. (f/k/a Learnist Inc.)(1)	4,959,614
Dropbox Inc.	4,685,212
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	4,308,957
Coursera, Inc.	3,849,819
StormWind, LLC	3,832,681
Lyft, Inc.	2,671,022
Cricket Media (f/k/a ePals Inc.)(1)	2,448,959
AlwaysOn, Inc.(1)	1,903,414
Aspiration Partners, Inc.	1,440,417
Circle Media (f.k.a. S3 Digital Corp.(d/b/a S3i)(1)	1,325,033
Strategic Data Command, LLC(2)	(1,063,278)
Maven Research, Inc.	(1,672,521)
Dataminr, Inc.(2)	(2,348,736)
General Assembly Space, Inc.	(2,905,898)
SugarCRM, Inc.	(2,893,050)
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.)	(3,239,916)
JAMF Holdings, Inc.(2)	(3,856,826)
Curious.com, Inc.	(4,470,877)
Palantir Technologies, Inc.(2)	(5,424,238)
Ozy Media, Inc.	(5,518,893)
Declara Inc.	(6,111,907)
Lytro, Inc.	(8,793,884)
Other(3)	701,506
Total	$34,775,696

(1)
The change in unrealized appreciation for this investment resulted from writing off an investment that was previously reduced in value to zero.

(2)
The change in unrealized appreciation/(depreciation) reflected for these investments resulted from the full or partial sale of the relevant investment, which resulted in the reversal of previously accrued unrealized appreciation/(depreciation).

(3)
“Other” represents investments (including U.S. Treasury bills and U.S. Treasury strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the year ended December 31, 2017.

Portfolio Company	Net Change in Unrealized Appreciation/ (Depreciation) For the Year Ended December 31, 2016
Palantir Technologies, Inc.	$(14,844,283)
Beamreach Solar, Inc. (f/k/a Solexel, Inc.)	(14,281,910)
Handle Financial, Inc. (f/k/a PayNearMe, Inc.).	(13,810,477)
Dropbox, Inc.	(9,041,704)
Fullbridge, Inc.	(5,904,068)
Dataminr, Inc.	(5,875,388)
Avenues Global Holdings, LLC	(4,886,897)
Declara Inc.	(4,506,983)
Twitter, Inc.(2)	(4,254,018)
SugarCRM, Inc.	(3,866,388)
Lyft, Inc.(2)	(3,305,991)
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	(2,827,142)
Curious.com Inc.	(2,011,360)
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.)	(1,940,222)
Ozy Media, Inc.	(1,518,995)
Knewton, Inc.	(1,171,677)
Strategic Data Command, LLC	1,050,905
General Assembly Space, Inc.	2,225,392
Spotify Technology S.A.	2,711,991
JAMF Holdings, Inc.	3,133,955
Course Hero, Inc.	5,532,303
Gilt Groupe Holdings, Inc.(2)	6,055,046
Other(3)	124,066
Total	$(73,213,845)

Portfolio Company	Net Change in Unrealized Appreciation/ (Depreciation) For the Year Ended December 31, 2015
2U, Inc. (f/k/a 2tor, Inc.)(2)	$(13,310,392)
Palantir Technologies, Inc.	10,877,933
Dataminr, Inc.	7,443,644
Lyft, Inc.	6,466,730
Totus Solutions, Inc.(1)	5,894,116
General Assembly Space, Inc.	5,395,948
Dailybreak, Inc.(1)	2,857,204
The rSmart Group, Inc.(1)	1,074,654
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))	(1,050,872)
Gilt Groupe Holdings, Inc.	(2,628,721)
Dropbox, Inc.	(2,836,295)
Orchestra One, Inc. (f/k/a Learnist Inc.)	(5,374,947)
Twitter, Inc.(2)	(25,607,941)
Other(3)	(2,623,306)
Total	$(13,422,245)

(1)
The change in unrealized appreciation for this investment resulted from writing off an investment that was previously reduced in value to zero.

(2)
The change in unrealized appreciation/(depreciation) reflected for these investments resulted from the full or partial sale of the relevant investment, which resulted in the reversal of previously accrued unrealized appreciation/(depreciation).

(3)
“Other” represents investments (including U.S. Treasury bills and U.S. Treasury strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the years ended December 31, 2016 and 2015.

For the year ended December 31, 2017, we recognized a net benefit from taxes on unrealized appreciation/depreciation of investments of  $2,757,070, compared to our recognition of a benefit from taxes of  $2,116,784 on unrealized depreciation of investments for the year ended December 31, 2016. Despite unrealized appreciation of our portfolio investments between periods, which would typically result in a provision for taxes, our net benefit from taxes on unrealized appreciation/depreciation of investments for fiscal year 2017 was significantly impacted by the U.S. tax reform legislation signed into law in December 2017 that reduced corporate income tax rates and ultimately reduced the amount of our deferred tax liabilities. Our accrual for deferred tax liabilities is made up of: the built-in gains tax, taxes related to book and tax basis differences of certain equity investments, and net operating losses held by the GSVC Holdings.
For the year ended December 31, 2016, we recognized a benefit from taxes on unrealized depreciation of investments of  $2,116,784, compared to our recognition of a benefit from taxes of  $16,058,080 on unrealized depreciation of investments for the year ended December 31, 2015. Our benefit from taxes on unrealized depreciation of investments decreased between periods due to our election to be treated as a RIC, which resulted in no accrual of new tax benefits.
For the year ended December 31, 2015, we recognized a benefit from taxes of  $16,058,080 on unrealized depreciation of investments. As a result of our election to be treated as a RIC, we reversed the previously accrued provisions for taxes on unrealized appreciation of investments from prior periods. This reversal resulted in a larger benefit for taxes on unrealized depreciation of investments than would have been accrued solely based on the unrealized depreciation of investments for the year ended December 31, 2015.
Liquidity and Capital Resources
Our liquidity and capital resources are generated primarily from the sales of our investments and advances from any credit facility from which we may borrow. For example, prior to its expiration in accordance with its terms on December 31, 2016, we generated liquidity and capital resources from the SVB Credit Facility. In addition, on May 31, 2017, we entered into the Loan Agreement which provides us with a $12.0 million Credit Facility that matures on the later of  (i) August 15, 2018 or (ii) 30 days prior to the due date of the 2013 Convertible Notes, which mature on September 15, 2018. In management’s view, we have sufficient liquidity and capital resources to pay our operating expenses and conduct investment activities. With regard to the 2013 Convertible Notes, which mature on September 15, 2018, we are actively managing our liquidity in anticipation of meeting our obligations thereunder.
Our primary uses of cash are to make investments, pay our operating expenses and make distributions to our stockholders. For the years ended December 31, 2017, 2016 and 2015, our operating expenses, net of any management fee waiver, were $21,731,583, $1,999,646, and $26,978,235, respectively.
Cash Reserves and Liquid Securities	December 31, 2017	December 31, 2016	December 31, 2015
Cash	$59,838,600	$8,332,634	$13,349,877
Borrowing availability under the Credit Facility(1)	12,000,000	—	18,000,000
Securities of publicly traded portfolio companies:
Unrestricted securities(2)	8,160,000	8,729,005	26,486,074
Subject to other sales restrictions(3)	—	—	67,296
Total securities of publicly traded portfolio companies	8,160,000	8,729,005	26,553,370
Total Cash Reserves and Liquid Securities	$79,998,600	$17,061,639	$57,903,247

(1)
Subject to leverage and borrowing base restrictions under the Credit Facility as of December 31, 2017 and under the SVB Credit Facility as of December 31, 2015. Refer to “Note 10 — Debt Capital Activities” to our consolidated financial statements as of December 31, 2017 for details.

(2)
“Unrestricted securities” represents common stock of our publicly traded companies that are not subject to any restrictions upon sale. We may incur losses if we liquidate these positions to pay operating expenses or fund new investments.

(3)
As of December 31, 2015, this balance represents our shares of common stock of Cricket Media (f/k/a ePals Inc.). These shares were freely tradable; however, at certain times in the past, these shares may have been subject to black-out periods as a result of Michael Moe’s previously held seat on the board of directors of Cricket Media (f/k/a ePals Inc.) Mr. Moe resigned from his position as a director of Cricket Media (f/k/a ePals Inc.) in May 2016.

During the year ended December 31, 2017, cash increased to $59,838,600 from $8,332,634 at the beginning of the year. The increase in cash was primarily due to approximately $77.0 million in sales of our portfolio investments, which was partially offset by $5.2 million in management fees paid under the Investment Advisory Agreement, $4.9 million of share repurchases under the Share Repurchase Program, $3.6 million in interest payments on the 2013 Convertible Notes, $2.0 million of audit and legal fees and $1.3 million in allocation of overhead expenses paid to GSV Capital Service Company under the Administration Agreement.
Contractual Obligations
	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Payable for securities purchased(1)	$89.5	$89.5	$—	$—	$—
Credit Facility payable(2)(3)	—	—	—	—	—
2013 Convertible Notes(4)	69.0	69.0	—	—	—
Total	$158.5	$158.5	$—	$—	$—

(1)
“Payable for securities purchased” relates to the purchase of the U.S. Treasury bill on margin. This balance was subsequently repaid on January 4, 2018, when the $100.0 million U.S. Treasury bill matured and the $10.5 million margin deposit that we posted as collateral was returned.

(2)
The total unused amount available under the Credit Facility as of December 31, 2017 was $12.0 million.

(3)
The weighted-average interest rate incurred under the Credit Facility was 0.02% for the year ended December 31, 2017.

(4)
The balance shown for the 2013 Convertible Notes reflects the principal balance payable to investors as of December 31, 2017. Following the expiration of the Tender Offer on January 17, 2018, approximately $4.8 million aggregate principal amount of the 2013 Convertible Notes, representing approximately 7.0% of the outstanding 2013 Convertible Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offer. As of March 16, 2018, the balance due for our 2013 Convertible Notes is approximately $64.2 million. Refer to “Note 10 — Debt Capital Activities” to our consolidated financial statements as of December 31, 2017 for more information.

Credit Facility
On May 31, 2017, we entered into the Loan Agreement with Western Alliance Bank, pursuant to which Western Alliance Bank agreed to provide us with the $12.0 million Credit Facility. The Credit Facility, among other things, matures on the later of  (i) August 15, 2018 or (ii) thirty days prior to the due date of the 2013 Convertible Notes, which mature on September 15, 2018. The Credit Facility bears interest at a per annum rate equal to the prime rate plus 3.50%. In addition, a facility fee of  $60,000 was charged upon closing of the Credit Facility, and the Loan Agreement requires payment of a fee for unused amounts during the revolving period in an amount equal to 0.50% per annum of the average unused portion of the Credit Facility payable quarterly in arrears.

We entered into a loan agreement, effective December 31, 2013, with Silicon Valley Bank to provide us with the SVB Credit Facility, which expired on December 31, 2016 in accordance with its terms. The SVB Credit Facility bore interest at a per annum rate equal to the greater of  (i) the prime rate plus 4.75% or (ii) 8.0% on amounts drawn. Refer to “Note 10 — Debt Capital Activities” to our consolidated financial statements as of December 31, 2017 for more information regarding the Credit Facility and the SVB Credit Facility.
Convertible Senior Notes Payable (2013 Convertible Notes)
On September 17, 2013, we issued $69.0 million aggregate principal amount of the 2013 Convertible Notes (including $9.0 million aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional 2013 Convertible Notes), which bear interest at a fixed rate of 5.25% per year, are payable semi-annually and mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. We do not have the right to redeem the 2013 Convertible Notes prior to maturity. As of December 31, 2017, the 2013 Convertible Notes were convertible into shares of our common stock based on a conversion rate of 83.3596 shares of our common stock per $1,000 principal amount of the 2013 Convertible Notes, which is equivalent to a conversion price of approximately $12.00 per share of common stock. Refer to “Note 10 — Debt Capital Activities” to our consolidated financial statements as of December 31, 2017 for more information regarding the 2013 Convertible Notes.
Tender Offer for the 2013 Convertible Notes
On December 15, 2017, we announced the commencement of the Tender Offer to purchase any and all of our $69.0 million aggregate principal amount of the 2013 Convertible Notes. See “— Recent Developments” above for information regarding the expiration and results of the Tender Offer.
Share Repurchase Program
On November 7, 2017, our board of directors authorized an extension of, and an increase in the amount of shares of our common stock that may be repurchased under, the discretionary Share Repurchase Program until the earlier of  (i) November 6, 2018 or (ii) the repurchase of  $10.0 million in aggregate amount of our common stock. See “— Recent Developments” above and our consolidated financial statements in this prospectus supplement for more information about the Share Repurchase Program.
Off-Balance Sheet Arrangements
As of December 31, 2017, we had no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices. However, we may employ hedging and other risk management techniques in the future.
Equity Issuances & Debt Capital Activities
There were no sales of our equity or debt securities during the years ended December 31, 2017, 2016 or 2015. As a result of our distribution paid on December 31, 2015, we issued 2,860,903 shares of common stock. Refer to “— Distributions” below for details of our distributions paid.
Distributions
The timing and amount of our distributions, if any, will be determined by our board of directors and will be declared out of assets legally available for distribution. See “Price Range of Common Stock and Distributions” in the accompanying prospectus for a list of our past distributions, including dividends and returns of capital, if any, per share that we have declared since our formation through December 31, 2017.

Critical Accounting Policies
Critical accounting policies and practices are the policies that are both most important to the portrayal of our financial condition and results, and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. These include estimates of the fair value of our Level 3 investments and other estimates that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reporting period. It is likely that changes in these estimates will occur in the near term. Our estimates are inherently subjective in nature and actual results could differ materially from such estimates. See “Note 2 — Significant Accounting Policies” to our consolidated financial statements as of December 31, 2017 for further detail regarding our critical accounting policies and recently issued accounting pronouncements.
Related-Party Transactions
See “Note 3 — Related-Party Arrangements” to our consolidated financial statements as of December 31, 2017 for more information.
Quantitative and Qualitative Disclosures about Market Risk
Market Risk
Our equity investments are primarily in growth companies that in many cases have short operating histories and are generally illiquid. In addition to the risk that these companies may fail to achieve their objectives, the price we may receive for these companies in private transactions may be significantly impacted by periods of disruption and instability in the capital markets. While these periods of disruption generally have little actual impact on the operating results of our equity investments, these events may significantly impact the prices that market participants will pay for our equity investments in private transactions. This may have a significant impact on the valuation of our equity investments.
Interest Rate Risk
We are subject to financial market risks, which could include, to the extent we utilize leverage with variable rate structures, changes in interest rates. As we invest primarily in equity rather than debt instruments, we would not expect fluctuations in interest rates to directly impact the return on our portfolio investments, although any significant change in market interest rates could potentially have an adverse effect on the business, financial condition and results of operations of the portfolio companies in which we invest.
As of December 31, 2017, all of our debt investments and outstanding borrowings bore a fixed rate of interest. The Credit Facility, however, is indexed to the prime rate. We do not expect a significant impact on our net investment income or loss due to changes in the prime rate; however, the table below indicates the impact on our net investment income or loss should the prime rate change.
Based on our December 31, 2017 Consolidated Statement of Assets and Liabilities, the following table shows the various, incremental impact of changes in interest rates on our net income or loss related to our Credit Facility for the year ended December 31, 2017, assuming no changes in our investment income and borrowing structure.
Basis Point Change(1)	Interest Income	Interest Expense	Net Income/(Loss)
Up 300 Basis points	$—	$330,000	$(330,000)
Up 200 Basis points	$—	$220,000	$(220,000)
Up 100 Basis points	$—	$110,000	$(110,000)
Down 100 Basis points	$—	$(110,000)	$110,000
Down 200 Basis points	$—	$(220,000)	$220,000
Down 300 Basis points	$—	$(330,000)	$330,000

(1)
Assumes we have borrowed $12.0 million under our Credit Facility for the year ended December 31, 2017. Our actual borrowings under the Credit Facility will vary based on our needs throughout the year. For the year ended December 31, 2017, our actual average borrowings under our Credit Facility were $460,274.

Although we believe that this measure is indicative of our sensitivity to the above-referenced interest rate changes, it does not reflect potential changes in credit quality, size and composition of the assets on our statement of assets and liabilities and other BDCs that could affect net increase or decrease in net assets resulting from operations, or net income or loss.

SENIOR SECURITIES
Information about our senior securities is shown in the following tables as of the end of each fiscal year since our IPO.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
2013 Convertible Notes
Fiscal 2017	$69,000,000	$3,968	—	N/A
Fiscal 2016	69,000,000	3,784	—	N/A
Fiscal 2015	69,000,000	4,884	—	N/A
Fiscal 2014	69,000,000	4,286	—	N/A
Fiscal 2013	69,000,000	5,173	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Credit Facility
Fiscal 2017(5)	$—	$3,968	—	N/A
Fiscal 2016(6)	—	3,784	—	N/A
Fiscal 2015(6)	—	4,884	—	N/A
Fiscal 2014(6)	18,000,000	4,286	—	N/A
Fiscal 2013	—	5,173	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A

(1)
Total gross amount of each class of senior securities outstanding at the end of the period presented, before deduction of discount and debt issuance costs.

(2)
Asset coverage per unit for a class of senior securities is the ratio of the face value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for the types of senior securities representing indebtedness issued by GSV Capital as of the stated time periods.

(4)
Not applicable because senior securities are not registered for public trading.

(5)
The $12.0 million senior secured revolving Credit Facility with Western Alliance Bank.

(6)
The $18.0 million SVB Credit Facility expired pursuant to its terms on December 31, 2016.

RATIO OF EARNINGS TO FIXED CHARGES
The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus supplement.
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Earnings to Fixed Charges(1)(2)	4.15:1	(15.30):1	3.83:1	0.37:1	35.17:1	N/A
For purposes of computing the ratio of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit), including excise tax expense, plus fixed charges. Fixed charges include any interest and credit facility fees expense and amortization of deferred financing costs.
(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

(2)
Not applicable for the fiscal year ended December 31, 2012, as the Company had no fixed charges.

DESCRIPTION OF NOTES
We will issue the Notes under a base indenture and a first supplemental indenture thereto, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the base indenture and the first supplemental indenture collectively as the “indenture” and to U.S. Bank National Association as the “trustee.” The following summarizes the material provisions of the Notes and the indenture but does not purport to be complete and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in those documents. We urge you to read the indenture, including the form of certificate evidencing the Notes in their entirety, because they, and not this description, define your rights as a Holder of the Notes. You may request a copy of these documents at our address shown under “Available Information” in this prospectus supplement.
General
We will issue $[      ] (or $[      ] if the underwriter exercises its option to purchase additional Notes in full) aggregate principal amount of Notes. The Notes will bear interest at a rate of  [      ]% per year, payable semiannually in arrears on [      ] and [      ] of each year, beginning on [   ], 2018. The Notes will mature on [      ], unless earlier converted by you, purchased by us at your option upon the occurrence of a fundamental change (as defined below), or redeemed by us pursuant to the “Optional Redemption Upon Satisfaction of Sale Price Condition” described below. You may surrender your Notes for conversion at any time prior to the close of business on the business day immediately preceding the stated maturity date. We will settle conversions of Notes by delivering a number of shares of our common stock, per $1,000 principal amount of Notes, equal to the then-applicable conversion rate (together with a cash payment in lieu of any fractional share) as described below under “— Conversion of Notes — Settlement upon Conversion.” The Notes will be issued only in denominations of  $1,000 and in integral multiples of  $1,000.
The indenture contains limited restrictions on our ability to incur debt, including senior indebtedness. For example, as described under the heading “Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)(1)” in this prospectus supplement, we have agreed under the indenture that, for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act or any successor provision thereto of the Investment Company Act, but giving effect to any exemptive relief that may be granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowings. See “Supplementary Risk Factors — Risks Related to Our Business and Structure — Pending legislation may allow us to incur additional leverage” in this prospectus supplement. In addition, as described under the heading “Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement, we have agreed that, for the period from the initial issuance of the Notes to, and including, March 27, 2019, we will not incur any indebtedness other than certain permitted debt, including, without limitation, up to $12.0 million in borrowings under our Credit Facility. This limitation on the incurrence of additional indebtedness will cease to apply, however, upon the occurrence of  (i) a “change in control” as described in clause (1) or (2) of that definition under the heading “— Purchase of Notes at Your Option upon a Fundamental Change” or (ii) at such time as less than 25% of the initial aggregate principal amount of the Notes (including Notes issued upon the exercise by the underwriter of its over-allotment option) remain outstanding. There are no financial covenants in the indenture. You are not protected by the indenture in the event of a highly leveraged transaction, a change in control involving us or a termination in the trading of our common stock, except to the extent described under “— Purchase of Notes at Your Option upon a Fundamental Change” and “— Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event.” The Notes are not guaranteed by any of our subsidiaries.
Notwithstanding the limitation on incurring additional indebtedness described under the heading “Description of Notes — Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement, we may from time to time, without the consent of the Holders, reopen the indenture and issue additional Notes under the indenture with the same terms (other than date of issuance and, in some cases, the date from which interest will initially accrue) as the Notes offered hereby in an unlimited aggregate principal amount; provided that if any such additional Notes are not fungible with the

Notes initially offered hereby for U.S. federal income tax purposes, such additional Notes will have a separate CUSIP number. The Notes offered hereby and any such additional Notes would be treated as a single class for all purposes under the indenture and would vote together as one class on all matters with respect to the Notes. We do not intend to list the Notes on any securities exchange or automated dealer quotation system.
Ranking
The Notes will be our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes will rank equally in right of payment with all of our existing and future liabilities that are not so subordinated, including the 2013 Convertible Notes that mature on September 15, 2018. The Notes will effectively rank junior to any of our and our subsidiaries’ secured indebtedness (including unsecured indebtedness that later becomes secured indebtedness) to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility. The Notes will rank structurally junior to all future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt, including our Credit Facility, has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding. Any such indebtedness that we incur after the initial issuance date of the Notes will be subject to the limitation on incurring additional indebtedness described under the heading “Description of Notes — Limitation on Incurrence of Additional Indebtedness for 12 Months” in this prospectus supplement.
As of March 21, 2018, we had $64,180,000 in aggregate principal amount of the 2013 Convertible Notes outstanding, but no indebtedness outstanding under our Credit Facility.
Optional Redemption Upon Satisfaction of Sale Price Condition
We may not redeem the Notes prior to March 27, 2021. On or after March 27, 2021, we may redeem the Notes for cash, in whole or from time to time in part, at our option if  (i) the closing sale price of the common stock for at least 15 trading days (whether or not consecutive) during the period of any 20 consecutive trading days is greater than or equal to 150% of the conversion price on each applicable trading day, (ii) no public announcement of a pending, proposed or intended fundamental change has occurred which has not been abandoned, terminated or consummated, and (iii) no event of default under the indenture, and no event that with the passage of time or giving of notice would constitute an event of default under the indenture, has occurred or exists. Upon satisfaction of such conditions, we may exercise our option to redeem the Notes by issuing notice to the holders within 30 days of the satisfaction of any such sale price condition. Notice of the redemption must be delivered to the holders not less than 30 days nor more than 70 days prior to the date fixed for redemption. The Notes may be redeemed at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments, if any, to, but excluding, the date fixed for redemption.
The “closing sale price” of our common stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) at 4:00 p.m. (New York City time) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which our common stock is traded. If our common stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “closing sale price” will be the last quoted bid price for our common stock in the over-the-counter market at 4:00 p.m. (New York City time) on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If our common stock is not so quoted, the “closing sale price” will be the average of the mid-point of the last bid and ask prices for our common stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by us for this purpose.
A “trading day” means a day on which (i) the Nasdaq Capital Market or, if our common stock is not listed on the Nasdaq Capital Market, the principal other U.S. national or regional securities exchange on which our common stock is then listed is open for trading, in each case, with a scheduled closing time of

4:00 p.m. (New York City time) or the then-standard closing time for regular trading on the relevant exchange or market, or, if our common stock is not so listed, any business day and (ii) a closing sale price for our common stock is available on such securities exchange or market.
If we decide to redeem fewer than all of the outstanding Notes, the Notes shall be selected to be redeemed (in principal amounts of  $1,000 or multiples thereof) in accordance with the applicable procedures of DTC, in the case of global notes, and on a pro rata basis, by lot or by such other method as the trustee in its sole discretion deems fair and appropriate, in the case of certificated notes.
If a portion of your Note is selected for partial redemption and you convert a portion of the same Note, the converted portion will be deemed to be from the portion selected for redemption.
In the event of any redemption in part, we will not be required to register the transfer of or exchange of any Notes so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.
No Notes may be redeemed if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to the redemption date (except in the case of an acceleration resulting from a default by us in the payment of the redemption price with respect to such Notes).
No sinking fund is provided for the Notes.
Interest
We will pay interest on the Notes at a rate of  [      ]% per annum, payable semi-annually in arrears on [      ] and [      ] of each year, or if any such day is not a business day, the immediately following business day (each, an “interest payment date”), commencing [      ], to Holders of record at the close of business on the preceding [      ] and [      ], respectively. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from [      ], 2018 or from the most recent date to which interest has been paid or duly provided for. A “business day” is any day other than (x) a Saturday, (y) a Sunday or (z) a day on which state or federally chartered banking institutions in New York, New York, or Boston, Massachusetts, are not required to be open.
Conversion of Notes
General
At any time prior the close of business on the business day immediately preceding the stated maturity date, you may convert all or any portion of your Notes at an initial conversion rate of  [      ] shares of our common stock per $1,000 aggregate principal amount of Notes (equivalent to an initial conversion price of approximately $[      ] per share of common stock). The conversion rate and the corresponding conversion price will be subject to adjustment as described below under “— Conversion Rate Adjustments” and “— Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event.” The conversion price of a Note at any time is equal to $1,000 divided by the conversion rate in effect at such time. Accordingly, an adjustment to the conversion rate will result in a corresponding (but inverse) adjustment to the conversion price. A Holder may convert fewer than all of such Holder’s Notes so long as the Notes converted are in an integral multiple of  $1,000 principal amount.
If we call the Notes for redemption, a Holder of the Notes may convert all or any portion of its Notes called for redemption only until the close of business on the business day immediately preceding the redemption date.
We will settle conversions of Notes by delivering shares of our common stock, together with a cash payment in lieu of any fractional share, as described below under “— Settlement upon Conversion.”
Upon conversion of a Note, a Holder will not receive any additional cash payment for accrued and unpaid interest, if any, unless such Holder is the Holder on a regular record date and such conversion occurs between such regular record date and the interest payment date to which it relates as described below, and we will not adjust the conversion rate to account for accrued and unpaid interest. Except as described below, our settlement of conversions as described below under “— Settlement upon Conversion” will be deemed to satisfy our obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but not including, the conversion date, except as described below.
Holders of Notes at the close of business on a regular record date will receive payment of interest payable on the corresponding interest payment date notwithstanding the conversion of such Notes at any time after the close of business on the applicable regular record date. Notes surrendered for conversion by a Holder after the close of business on any regular record date but prior to the open of business on the next interest payment date must be accompanied by payment of an amount equal to the interest that will be payable on the Notes; provided, however, that no such payment need be made (1) if we have specified a fundamental change purchase date following a fundamental change that is after a regular record date and on or prior to the corresponding interest payment date, (2) with respect to any Notes surrendered for conversion following the regular record date immediately preceding the stated maturity date, (3) only to the extent of overdue interest, if any overdue interest exists at the time of conversion with respect to such Notes or (4) in connection with any conversion of Notes, other than any conversion in connection with a make-whole adjustment event, that occurs prior to March 27, 2021. As a result of the foregoing, we will pay interest on the stated maturity date on all Notes converted after the regular record date immediately preceding the stated maturity date, and converting Holders will not be required to pay us an equivalent interest amount.
The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company.
A “scheduled trading day” means any day that is scheduled to be a trading day on the principal U.S. national or regional securities exchange or market on which our common stock is listed for trading. If our common stock is not so listed, “scheduled trading day” means a “business day.”
Settlement upon Conversion
Upon conversion of the Notes, we will deliver to Holders in respect of each $1,000 principal amount of Notes being converted a number of shares of our common stock equal to the conversion rate in effect immediately prior to the close of business on the relevant conversion date. No fractional shares will be issued upon conversion. Instead, we will pay cash in lieu of any fractional share based on the closing sale price of our common stock on the relevant conversion date.
Each conversion will be deemed to have been effected as to any Notes surrendered for conversion on the conversion date, and the person in whose name any shares of our common stock shall be issuable upon conversion will be treated as the Holder of record of such shares as of the close of business on the conversion date.
We will deliver the consideration due in respect of any conversion on the second business day immediately following the relevant conversion date.
Conversion Procedures
The right of conversion attaching to any Note may be exercised (a) if such Note is represented by a global security, by book-entry transfer to the conversion agent through the facilities of DTC and compliance with DTC’s then applicable conversion procedures or (b) if such Note is represented by a certificated security, by delivery of such Note at the specified office of the conversion agent, accompanied by a duly signed and completed notice of conversion and appropriate endorsements and transfer documents if required by the conversion agent. We will pay any documentary, stamp or similar issue or transfer tax on the issuance of the shares of our common stock upon conversion of the Notes, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name, in which case the Holder will pay the tax. We refer to the date a Holder complies with the relevant procedures for conversion described above as the “conversion date.”
If you have submitted your Notes for purchase upon a fundamental change, you may only convert your Notes if you withdraw your purchase notice prior to the fundamental change purchase date, as described below under “— Purchase of Notes at Your Option upon a Fundamental Change.” If your Notes are submitted for purchase upon a fundamental change, your right to withdraw your purchase notice and convert the Notes that are subject to purchase will terminate at the close of business on the business day immediately preceding such purchase date.
Limitation on Beneficial Ownership
Notwithstanding the foregoing, no Holder of the Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting Holder to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 5% of the shares of our common stock outstanding at such time (the “limitation”). Any purported delivery of shares of our common stock upon conversion of Notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting Holder becoming the beneficial owner of more than the limitation. If any delivery of shares of our common stock owed to a Holder upon conversion of Notes is not made, in whole or in part, as a result of the limitation, our obligation to make such delivery shall not be extinguished and we shall deliver such shares as promptly as practicable after any such converting Holder gives notice to us that such delivery would not result in it being the beneficial owner of more than 5% of the shares of our common stock outstanding at such time. The limitation shall no longer apply following the effective date of any fundamental change, as defined in “— Purchase of Notes at Your Option upon a Fundamental Change.”
Conversion Rate Adjustments
The conversion rate will be adjusted as described below:
(1) If we issue solely shares of our common stock as a dividend or distribution on all or substantially all of our shares of our common stock, or if we subdivide or combine our common stock, the conversion rate will be adjusted based on the following formula:
CR = CR0 × OS
OS0
where,
CR = the conversion rate in effect immediately after the close of business on the record date for such dividend or distribution, or immediately after the open of business on the effective date of such subdivision or combination of common stock, as the case may be;
CR0 = the conversion rate in effect immediately prior to the close of business on the “record date” (as defined below) for such dividend or distribution, or immediately prior to the open of business on the effective date of such subdivision or combination of common stock, as the case may be;
OS0 = the number of shares of our common stock outstanding immediately prior to the close of business on the record date for such dividend or distribution, or immediately prior to the open of business on the effective date of such subdivision or combination of common stock, as the case may be; and
OS = the number of shares of our common stock that would be outstanding immediately after giving effect to such dividend or distribution, or immediately after the effective date of such subdivision or combination of common stock, as the case may be.
Any adjustment made under this clause (1) will become effective immediately after the close of business on the record date for such dividend or distribution, or immediately after the open of business on the effective date of such subdivision or combination of common stock, as the case may be. If such dividend or distribution described in this clause (1) is declared but not so paid or made, the conversion rate shall be immediately readjusted, effective as of the date our board of directors or a duly authorized committee thereof determines not to pay such dividend or distribution, to the conversion rate that would then be in effect if such dividend or distribution had not been declared.
(2) If we declare a distribution to all or substantially all holders of our common stock of any rights, options or warrants entitling them to subscribe for or purchase shares of our common stock, at a price per share less than the average of the closing sale prices of our common stock for the 10 consecutive trading-day period ending on, and including, the trading day immediately preceding the announcement date for such distribution, the conversion rate will be increased based on the following formula:
where,
CR = the conversion rate in effect immediately after the close of business on the record date for such distribution;
CR0 = the conversion rate in effect immediately prior to the close of business on the record date for such distribution;
OS0 = the number of shares of our common stock outstanding immediately prior to the close of business on the record date for such distribution;
X = the total number of shares of our common stock issuable pursuant to such rights, options or warrants; and
Y = the number of shares of our common stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the average of the closing sale prices of our common stock over the 10 consecutive trading-day period ending on, and including, the trading day immediately preceding the announcement date for such distribution.
Any increase made under this clause (2) will be made successively whenever any such rights, options or warrants are issued and will become effective immediately after the close of business on the record date for such distribution. To the extent that shares of common stock are not delivered after the expiration of such rights, options or warrants, the conversion rate shall be decreased, as of the date of such expiration, to the conversion rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of common stock actually delivered. If such rights, options or warrants are not so distributed, the conversion rate shall be decreased, as of the scheduled distribution date, to the conversion rate that would then be in effect if the record date for such distribution had not occurred.
For purposes of this clause (2), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of our common stock at a price that is less than the average of the closing sale prices of our common stock for each trading day in the applicable 10 consecutive trading-day period, there shall be taken into account any consideration we receive for such rights, options or warrants and any amount payable on exercise thereof, with the value of such consideration if other than cash to be determined in good faith by our board of directors or a duly authorized committee thereof.
(3) If we declare a distribution of shares of our capital stock, evidences of our indebtedness, other assets or property of ours or other securities, to all or substantially all holders of our common stock (excluding (i) dividends or distributions as to which an adjustment was effected under clause (1) or (2) above; (ii) dividends or distributions paid exclusively in cash as to which an adjustment was effected under clause (4) below; and (iii) spin-offs as defined below in this clause (3)) (a “relevant distribution”), then the conversion rate will be increased based on the following formula:
where,
CR = the conversion rate in effect immediately after the close of business on the record date for such distribution;
CR0 = the conversion rate in effect immediately prior to the close of business on the record date for such distribution;

SP0 = the average of the closing sale prices of our common stock over the 10 consecutive trading-day period ending on, and including, the trading day immediately preceding the ex-dividend date for such distribution; and
FMV = the fair market value (as determined in good faith by our board of directors or a duly authorized committee thereof) of the shares of capital stock, evidences of indebtedness, assets or property or rights, options or warrants distributed with respect to each outstanding share of our common stock as of the close of business on the ex-dividend date for such distribution.
Any increase made under the above portion of this clause (3) will become effective immediately after the close of business on the record date for such distribution. No adjustment pursuant to the above formula will result in a decrease of the conversion rate. However, if such distribution is not so paid or made, the conversion rate shall be decreased, as of the date our board of directors or a duly authorized committee thereof determines not to pay or make such distribution, to be the conversion rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if  “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of our common stock, without having to convert its Notes, the amount and kind of the relevant distribution that such Holder would have received if such Holder owned a number of shares of common stock equal to the conversion rate on the record date for such distribution.
With respect to an adjustment pursuant to this clause (3) where we have declared a dividend or other distribution to all or substantially all holders of our common stock of shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange, which we refer to as a “spin-off,” the conversion rate will be increased based on the following formula:
where,
CR = the conversion rate in effect immediately after the close of business on the record date for the spin-off;
CR0 = the conversion rate in effect immediately prior to the close of business on the record date for the spin-off;
FMV = the average of the closing sale prices of the capital stock or similar equity interest distributed to holders of our common stock applicable to one share of our common stock (determined by reference to the definition of  “closing sale price” set forth under “— Settlement upon Conversion” as if references therein to our common stock were to such capital stock or similar equity interest) over the first 10 consecutive trading-day period commencing on, and including, the ex-dividend date for the spin-off  (such period, the “valuation period”); and
MP0 = the average of the closing sale prices of our common stock over the valuation period.
The adjustment to the conversion rate under the preceding paragraph of this clause (3) will be determined on the last trading day of the valuation period but will be given effect immediately after the close of business on the record date for the spin-off. In respect of any conversion during the valuation period for any spin-off, references within this clause (3) related to 10 trading days shall be deemed to be replaced with such lesser number of trading days as have elapsed from, and including, the ex-dividend date for such spin-off to, but excluding, the relevant conversion date.
In addition, and notwithstanding the foregoing, if the Company declares a dividend or distribution consisting of a combination of cash and shares of the Company's common stock, then the conversion rate shall be increased: (i) as to the cash portion, according to clause (4) below; and (ii) as to the common stock portion, according to the greater of the values calculated (x) pursuant to clause (4) below as if the common stock portion were to be paid in cash, or (y) pursuant to clause (1) above.

If the Company declares a dividend or distribution where shareholders of the common stock have the option of receiving such dividend or distribution, in whole or in part, in the form of either cash or shares of the Company's common stock, then the conversion rate shall be increased: (i) as to the portion of the dividend or distribution taken as cash by the shareholders of the common stock, according to clause (4) below; and (ii) as to the portion of the dividend or distribution taken as shares of common stock by the shareholders of the common stock, according to the greater of the values calculated (x) pursuant to clause (4) below as if such common stock portion were to be paid in cash, or (y) pursuant to clause (1) above.
(4) If we declare a cash dividend or distribution to all, or substantially all, holders of our outstanding common stock, the conversion rate will be increased based on the following formula:
where,
CR0 = the conversion rate in effect immediately prior to the close of business on the record date for such dividend or distribution;
CR = the conversion rate in effect immediately after the close of business on the record date for such dividend or distribution;
SP0 = the closing sale price of our common stock on the trading day immediately preceding the ex-dividend date for such dividend or distribution; and
C = the amount in cash per share we pay or distribute to all or substantially all holders of our common stock.
Any increase made under this clause (4) shall become effective immediately after the close of business on the record date for such dividend or distribution. No adjustment pursuant to the above formula will result in a decrease of the conversion rate. However, if any dividend or distribution described in this clause (4) is declared but not so paid or made, the new conversion rate shall be readjusted, as of the date our board of directors or a duly authorized committee thereof determines not to pay or make such dividend or distribution, to the conversion rate that would then be in effect if such dividend or distribution had not been declared.
Notwithstanding the foregoing, if  “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, for each $1,000 principal amount of Notes, at the same time and upon the same terms as holders of shares of our common stock, without having to convert its Notes, the amount of cash that such Holder would have received if such Holder owned a number of shares of our common stock equal to the conversion rate on the record date for such cash dividend or distribution.
(5) If we or any of our subsidiaries makes a payment in respect of a tender or exchange offer for our common stock and, if the cash and value of any other consideration included in the payment per share of common stock exceeds the average of the closing sale prices of our common stock over the 10 consecutive trading-day period commencing on, and including, the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “expiration date”), the conversion rate will be increased based on the following formula:
CR = CR0 × AC + (OS × SP)
OS0 × SP
where,
CR0 = the conversion rate in effect immediately prior to the open of business on the trading day next succeeding the expiration date;

CR = the conversion rate in effect immediately after the open of business on the trading day next succeeding the expiration date;
AC = the aggregate value of all cash and any other consideration (as determined in good faith by our board of directors or a duly authorized committee thereof) paid or payable for shares purchased in such tender or exchange offer;
OS0 = the number of shares of our common stock outstanding immediately prior to the time (the “expiration time”) such tender or exchange offer expires (prior to giving effect to such tender or exchange offer);
OS = the number of shares of our common stock outstanding immediately after the expiration time (after giving effect to such tender or exchange offer); and
SP = the average of the closing sale prices of our common stock over the 10 consecutive trading-day period commencing on, and including, the trading day next succeeding the expiration date.
The adjustment to the conversion rate under the preceding paragraph of this clause (5) will be determined at the close of business on the tenth trading day immediately following, but excluding, the expiration date but will be given effect at the open of business on the trading day next succeeding the expiration date. In respect of any conversion during the 10 trading days commencing on the trading day next succeeding the expiration date, references within this clause (5) to 10 trading days shall be deemed to be replaced with such lesser number of trading days as have elapsed from, and including, the trading day next succeeding the expiration date to, but excluding, the relevant conversion date. No adjustment pursuant to the above formula will result in a decrease of the conversion rate.
As used in this section, “ex-dividend date” means the first date on which the shares of our common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from us or, if applicable, from the seller of our common stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.
As used in this section, “record date” means, with respect to any dividend, distribution or other transaction or event in which the holders of our common stock have the right to receive any cash, securities or other property or in which common stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of our common stock entitled to receive such cash, securities or other property (whether such date is fixed by our board of directors or a duly authorized committee thereof, statute, contract or otherwise).
To the extent that we have a rights plan in effect upon conversion of the Notes (i.e., a poison pill), you will receive, in addition to the common stock received in connection with such conversion, the rights under the rights plan, unless prior to any conversion, the rights have separated from the common stock, in which case the conversion rate will be adjusted at the time of separation as if we distributed to all or substantially all holders of our common stock, shares of our capital stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire our capital stock or other securities as described in clause (3) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.
To the extent permitted by applicable law and applicable listing rules of the Nasdaq Capital Market and any other securities exchange on which our securities are then listed, (i) we are permitted to increase the conversion rate of the Notes by any amount for a period of at least 20 business days so long as the increase is irrevocable during the period and our board of directors determines that such increase would be in our best interest and (ii) we may (but are not required to) increase the conversion rate to avoid or diminish income tax to holders of our common stock or rights to purchase shares of our common stock in connection with a dividend or distribution of shares (or rights to acquire shares) or similar events. We must give at least 15 days’ prior notice of any such increase in the conversion rate.
You may, in some circumstances, including the distribution of cash dividends to holders of our shares of common stock, be deemed to have received a distribution or dividend subject to U.S. federal income tax as a result of an adjustment or the nonoccurrence of an adjustment to the conversion rate. For a discussion of the U.S. federal income tax treatment of an adjustment to the conversion rate, see “Additional Material Federal Income Tax Considerations” below for a relevant discussion.

Adjustments to the conversion rate will be calculated to the nearest 1/10,000th of a share.
Whenever any provision of the indenture requires us to calculate the closing sale prices or the “stock price” for purposes of a make-whole adjustment event over a span of multiple days, the board of directors or a committee thereof will make appropriate adjustments to account for any adjustment to the conversion rate that becomes effective, or any event requiring an adjustment to the conversion rate where the ex-dividend date, record date, expiration date or effective date of the event occurs, at any time during the period from which such closing sale prices or stock prices are to be calculated.
No adjustment to the conversion rate need be made for a given transaction if Holders of the Notes will be entitled to participate in that transaction, without conversion of the Notes, on the same terms and at the same time as a holder of a number of shares of common stock equal to (i) the principal amount of a Holder’s Notes, divided by $1,000, multiplied by (ii) the conversion rate would be entitled to participate.
If we adjust the conversion rate pursuant to the above provisions, we will deliver to the trustee and conversion agent a certificate setting forth the conversion rate, detailing the calculation of the conversion rate and describing the facts upon which the adjustment is based. In addition, we will issue a press release containing the relevant information (and make the press release available on our website).
Recapitalizations, Reclassifications and Changes to Our Common Stock
In the event of:
•
any recapitalization, reclassification or change of our common stock (other than changes resulting from a subdivision or combination);

•
a consolidation, merger, combination, binding share exchange or similar transaction involving us;

•
a sale, assignment, conveyance, transfer, lease or other disposition to another person of all or substantially all of our properties and assets; or

•
a liquidation or dissolution of us,

in each case, in which holders of our outstanding common stock are entitled to receive cash, securities or other property for their shares of our common stock (“reference property” and any such transaction, a “share exchange event”), we or the successor or purchasing company, as the case may be, will execute with the trustee a supplemental indenture, providing that, at and after the effective time of such share exchange event, Holders of each $1,000 principal amount of Notes will be entitled to convert their Notes into the kind and amount of reference property that a holder of a number of shares of our common stock equal to the conversion rate immediately prior to such share exchange event would have owned or been entitled to receive upon such share exchange event. The supplemental indenture will also provide for anti-dilution and other adjustments that are as nearly equivalent as possible to the adjustments described under “— Conversion Rate Adjustments” above. If the reference property in respect of any such share exchange event includes shares of stock, securities or other property or assets of a company other than the successor or purchasing corporation, as the case may be, in such share exchange event, such other company will also execute such supplemental indenture, and such supplemental indenture will contain such additional provisions to protect the interests of the Holders, including the right of Holders to require us to purchase their Notes upon a fundamental change as described under “— Purchase of Notes at Your Option on a Fundamental Change” below, as the board of directors (or an authorized committee thereof) reasonably considers necessary by reason of the foregoing. If the Notes become convertible into reference property, we will notify the trustee and the conversion agent and issue a press release containing the relevant information (and make the press release available on our website). Throughout this section (“— Conversion of Notes”), if our common stock has been replaced by reference property as a result of any share exchange event, references to our common stock are intended to refer to such reference property, subject to the provisions of the supplemental indenture.
For purposes of the foregoing, the type and amount of consideration that holders of our common stock are entitled to in the case of share exchange events that cause our common stock to be converted into the right to receive more than a single type of consideration because the holders of our common stock have the right to elect the type of consideration they receive will be deemed to be the weighted average of the types and amounts of consideration received by the holders of our common stock that affirmatively make such an election or if no holders of our common stock affirmatively make such an election, the types and amounts of consideration actually received by the holders of our common stock. We will notify Holders, the trustee and the conversion agent of the weighted average as soon as practicable after such determination is made. We will agree in the indenture not to become a party to any share exchange event unless its terms are consistent with the foregoing.
Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event
If you elect to convert your Notes at any time from, and including, the effective date of a “make-whole adjustment event” (as defined below) to, and including, the business day immediately preceding the related fundamental change purchase date, or if a make-whole adjustment event does not also constitute a fundamental change as described below under “— Conversion of Notes — Purchase of Notes at Your Option upon a Fundamental Change,” the 40th scheduled trading day immediately following the effective date of such make-whole adjustment event, the conversion rate will be increased by an additional number of shares of common stock (these shares being referred to as the “additional shares”) as described below. We will notify Holders, the trustee and the conversion agent of the anticipated effective date of such make-whole adjustment event and issue a press release as soon as practicable after we first determine the anticipated effective date of such make-whole adjustment event (and make the press release available on our website). We will use our commercially reasonable efforts to give notice to Holders of the anticipated effective date for a make-whole adjustment event not less than 20 scheduled trading days prior to the anticipated effective date. In addition, we will notify Holders, the trustee and the conversion agent of the actual effective date and issue a press release containing such information (and make the press release available on our website) within five business days following such effective date.
A “make-whole adjustment event” is (i) any “change in control” as described below under “— Purchase of Notes at Your Option upon a Fundamental Change” (determined after giving effect to any exceptions or exclusions from such definition but without giving effect to the proviso in clause (2) of the definition thereof) and (ii) any “termination of trading” as described below under “— Purchase of Notes at Your Option upon a Fundamental Change.”
The number of additional shares, if any, by which the conversion rate will be increased for conversions in connection with a make-whole adjustment event will be determined by reference to the table below, based on the date on which the make-whole adjustment event occurs or becomes effective, which we refer to as the “effective date,” and (1) the price paid per share of our common stock in the change in control in the case of a make-whole adjustment event described in clause (2) of the definition of change in control, in the event that our common stock is acquired for cash, or (2) the average of the closing sale prices of our common stock over the five trading-day period ending on the scheduled trading day immediately preceding the effective date of such other make-whole adjustment event, in the case of any other make-whole adjustment event. We refer to the amount determined under the clause (1) or clause (2) of the preceding sentence, as applicable, as the “stock price.”
The stock prices set forth in the first row of the table below (i.e., column headers) will be adjusted as of any date on which the conversion rate of the Notes is adjusted as described under “— Conversion of Notes — Conversion Rate Adjustments.” The adjusted stock prices will equal the stock prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the conversion rate immediately prior to the adjustment giving rise to the stock price adjustment and the denominator of which is the conversion rate as so adjusted. The number of additional shares will be adjusted in the same manner and at the same time as the conversion rate as set forth under “— Conversion of Notes — Conversion Rate Adjustments.”

The following table sets forth the number of additional shares to be added to the conversion rate for each $1,000 principal amount of Notes based on hypothetical stock prices and effective dates:
Stock Price
Effective Date	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
The exact stock prices and effective dates may not be set forth in the table above, in which case, if the stock price is:
•
between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates based on a 365-day year, as applicable;

•
in excess of  $[      ] per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate; and

•
less than $[      ] per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding anything in the indenture to the contrary, we may not increase the conversion rate to more than [      ] shares per $1,000 principal amount of Notes (the “maximum conversion rate”) pursuant to the events described in this section, though we will adjust the maximum conversion rate for the same events, and at the same time and in the same manner, that we must adjust the conversion rate as described under “— Conversion of Notes — Conversion Rate Adjustments” above.
Our obligation to increase the conversion rate upon the occurrence of a make-whole adjustment event could be considered a penalty, in which case the enforceability thereof would be subject to general principles of reasonableness and equitable remedies.
Purchase of Notes at Your Option upon a Fundamental Change
If a fundamental change occurs, you will have the option to require us to purchase for cash all or any portion of your Notes that is equal to $1,000, or an integral multiple of  $1,000, on the day of our choosing that is not less than 20 or more than 35 business days after the occurrence of such fundamental change (such day, the “fundamental change purchase date”) at a purchase price (the “fundamental change purchase price”) equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest to but excluding the fundamental change purchase date (unless the fundamental change purchase date is after a regular record date and on or prior to the interest payment date to which it relates, in which case interest accrued to the interest payment date will be paid to Holders of the Notes as of the preceding record date, and the price we are required to pay to the Holder surrendering the Note for purchase will be equal to 100% of the principal amount of Notes subject to purchase and will not include any accrued and unpaid interest).
We will mail to the trustee and to each Holder a written notice of the fundamental change within 5 business days after the occurrence of such fundamental change and issue a press release announcing the occurrence of such fundamental change (and make the press release available on our website). This notice shall state certain specified information, including:
•
the events causing the fundamental change;

•
the effective date of the fundamental change, and whether the fundamental change is a make-whole adjustment event;

•
the last date on which a Holder may exercise the purchase right;

•
the fundamental change purchase price;

•
the fundamental change purchase date;

•
the conversion rate and any adjustments to the conversion rate, and the procedures required for exercise of a Holder’s right to convert its Notes; the procedures required for exercise of the purchase option upon the fundamental change, and the procedures required for withdrawal of any such exercise; and

•
the name and address of the paying and conversion agents.

You must deliver written notice of your exercise of this purchase right to the paying agent during the period between the delivery of such fundamental change notice and the close of business on the business day immediately preceding the related fundamental change purchase date. The written notice must specify the Notes for which the purchase right is being exercised. If you wish to withdraw this election, you must provide a written notice of withdrawal to the paying agent at any time until the close of business on the business day immediately preceding to the fundamental change purchase date. If the Notes are not in certificated form, the notice given by each Holder (and any withdrawal notice) must comply with applicable DTC procedures.
“Fundamental change” means the occurrence of a change in control or a termination of trading.
A “change in control” will be deemed to have occurred if any of the following occurs after the time the Notes are originally issued:
(1)
any “person” or “group” within the meaning of Section 13(d) under the Exchange Act is or becomes the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of shares of our voting stock representing 50% or more of the total voting power of all outstanding classes of our voting stock entitled to vote generally in elections of directors, or has the power, directly or indirectly, to elect a majority of the members of our board of directors;

(2)
the consummation of  (A) any recapitalization, reclassification or change of our common stock (other than changes resulting from a subdivision or combination) as a result of which our common stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation, merger or similar transaction involving us pursuant to which our common stock will be converted into cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of us and our subsidiaries, taken as a whole, to any person other than one of our wholly-owned subsidiaries; provided that a transaction described in clause (B) above pursuant to which the persons that “beneficially owned,” directly or indirectly, the shares of our voting stock immediately prior to such transaction “beneficially own,” directly or indirectly, shares of voting stock representing at least a majority of the total voting power of all outstanding classes of voting stock of the surviving or transferee person and such Holders’ proportional voting power immediately after such transaction vis-à-vis each other with respect to the securities they receive in such transaction will be in substantially the same proportions as their respective voting power vis-à-vis each other immediately prior to such transaction will not constitute a “change in control”;

(3)
the first day on which a majority of the members of our board of directors are not continuing directors; or

(4)
the holders of our capital stock approve any plan or proposal for the liquidation or dissolution of us (whether or not otherwise in compliance with the indenture).

However, notwithstanding the foregoing, a “change in control” will not be deemed to have occurred under clause (2) of the definition of  “change in control” above, if at least 90% of the consideration paid for our common stock in the relevant transaction or transactions excluding cash payments for any fractional share and cash payments made pursuant to dissenters’ appraisal rights, consists of shares of common stock traded on The New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors), or will be so traded immediately following such transaction, and, as a result therefrom, such consideration becomes the reference property for the Notes.
A “termination of trading” means our common stock (or other common stock into which the Notes are convertible) ceases to be listed or quoted on any of The New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors, a “permitted exchange”), or the announcement by any such exchange on which our common stock (or other common stock) is trading that our common stock (or other common stock) will no longer be listed or admitted for trading and will not be immediately relisted or readmitted for trading on any permitted exchange.
“Continuing directors” means, as of any date of determination, any member of our board of directors who (i) was a member of such board of directors on the date of the original issuance of the Notes, or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the continuing directors who were members of such board at the time of such nomination or election.
The term “all or substantially all” as used in the definition of change in control in respect of the sale, lease or transfer of our assets will likely be interpreted under applicable state law and will be dependent upon particular facts and circumstances. Although there is a developing body of case law interpreting the phrase “substantially all,” there is no precise, established definition of this phrase under applicable law. As a result, we cannot assure you how a court would interpret this phrase under applicable law if you elect to exercise your rights following the occurrence of a transaction which you believe constitutes a transfer of  “all or substantially all” of our assets.
We will be required to purchase Notes that have been validly surrendered for purchase and not withdrawn on the fundamental change purchase date. You will receive payment of the fundamental change purchase price on the later of the fundamental change purchase date and the time of book-entry transfer or the delivery of your Notes. If the paying agent holds money sufficient to pay the fundamental change purchase price of the Notes on the fundamental change purchase date, then:
•
the Notes will cease to be outstanding and interest will cease to accrue (whether or not book-entry transfer of the Notes is made or whether or not the note is delivered to the paying agent); and

•
all other rights of the Holder will terminate (other than the right to receive the fundamental change purchase price and, if the fundamental change purchase date is after a regular record date and on or prior to the related interest payment date, the right of the record Holder on such regular record date to receive the related interest payment).

In connection with any offer to purchase the Notes in the event of a fundamental change, we will, in accordance with the indenture:
•
comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act, to the extent any such rules are applicable;

•
file a Schedule TO or any successor or similar schedule, if required, under the Exchange Act; and

•
otherwise comply with all applicable federal and state securities laws,

in each case, so as to permit the rights and obligations under this “— Purchase of Notes at Your Option upon a Fundamental Change” section to be exercised in the time and in the manner specified in the indenture.
No Notes may be purchased by us at the option of Holders upon a fundamental change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to the purchase date for such fundamental change (except in the case of an acceleration resulting from a default by us in the payment of the fundamental change purchase price with respect to such Notes).

The fundamental change purchase feature may make more difficult or discourage a takeover of us and the removal of incumbent management. We are not, however, aware of any specific effort to accumulate shares of our common stock or to obtain control of us by means of a merger, tender offer, solicitation or otherwise. In addition, the fundamental change purchase feature is not part of a plan by management to adopt a series of anti-takeover provisions. Instead, the fundamental change purchase feature is a standard term contained in other similar convertible debt offerings.
We could, in the future, enter into certain transactions, including recapitalizations, that would not constitute a fundamental change but would increase the amount of debt, including senior indebtedness, outstanding, or otherwise adversely affect a Holder.
Furthermore, Holders may not be entitled to require us to purchase their Notes upon a fundamental change or entitled to an increase in the conversion rate upon conversion as described under “— Adjustment to Conversion Rate upon Conversion upon a Make-Whole Adjustment Event” in certain circumstances involving a significant change in the composition of our board of directors, including in connection with a proxy contest where our board of directors does not endorse a dissident slate of directors but approves them for purposes of the definition of  “continuing directors” above.
If a fundamental change were to occur, we may not have sufficient funds to pay the fundamental change purchase price for the Notes tendered by Holders. We may in the future incur debt that may contain provisions prohibiting purchase of the Notes under some circumstances, or expressly prohibiting our purchase of the Notes upon a fundamental change, or may provide that a fundamental change constitutes an event of default under that agreement. If a fundamental change occurs at a time when we are prohibited from purchasing Notes, we may have to obtain the consent of our lenders to purchase the Notes or attempt to refinance this debt. If we do not obtain any required consent, we would not be permitted to purchase the Notes. For example, our Credit Facility generally prohibits us from prepaying indebtedness other than borrowings under our Credit Facility and, under certain circumstances, our currently outstanding 2013 Convertible Notes. As a result, before making any such repurchase of the Notes, we would have to obtain consent from the lender under our Credit Facility to the extent such requirements remain in effect at such time. Our failure to purchase tendered Notes would constitute an event of default under the indenture, which would constitute an event of default under our Credit Facility and might constitute a default under the terms of our other indebtedness then outstanding, if any.
Consolidation, Merger and Sale of Assets
We may not consolidate with, enter into a binding share exchange with, or merge with or into, another person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of our properties and assets to another person, unless:
•
the successor person is a corporation organized and existing under the laws of the United States, any state of the United States or the District of Columbia and, if other than us, expressly assumes by supplemental indenture all of our obligations under the Notes and the indenture;

•
if as a result of such transaction the Notes become convertible into common stock or other securities issued by a third party (subject to the provisions set forth above under “— Conversion of Notes — Settlement upon Conversion”), such third party fully and unconditionally guarantees all obligations of ours or such successor under the Notes and the indenture;

•
immediately after giving effect to the transaction, no default or event of default shall have occurred and be continuing; and

•
other conditions specified in the indenture are met.

Upon any such consolidation, merger or transfer, the resulting, surviving or transferee corporation (if not us) shall succeed to us, and may exercise every right and power of ours, under the indenture, and except in the case of any such lease, we shall be discharged from our obligations under the Notes and the indenture. For purposes of the foregoing, any sale, assignment, conveyance, transfer, lease or other disposition of properties and assets of one or more of our subsidiaries that would, if we had held such properties and assets directly, have constituted the sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of our properties and assets will be treated as such under the indenture.

Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a “change in control” permitting each Holder to require us to purchase the Notes of such Holder as described above.
Events of Default
Each of the following will constitute an event of default under the indenture:
(1) we fail to pay the principal of any Note when due;
(2) we fail to deliver the shares of our common stock due upon conversion of any Note (including any additional shares);
(3) we fail to pay any interest on any Note when due, and such failure continues for the interest grace period;
(4) we fail to pay the fundamental change purchase price or the redemption price of any Note when due;
(5) we fail to provide timely notice of a fundamental change or a make-whole adjustment event in accordance with the terms of the indenture;
(6) we fail to perform any other covenant required of us in the Notes or the indenture (other than a covenant or agreement a default in whose performance or whose breach is specifically dealt with in clauses (1) through (5) above or clauses (10) or (11) below) and such failure continues for 60 days after notice is given in accordance with the indenture;
(7) any indebtedness for money borrowed by, or any other payment obligation of, us in an outstanding principal amount, individually or in the aggregate, in excess of  $5 million is not paid at final maturity (or when otherwise due) or is accelerated;
(8) we fail to pay one or more final and non-appealable judgments entered by a court or courts of competent jurisdiction, the aggregate uninsured or unbonded portion of which is in excess of  $5 million, if the judgments are not paid, discharged or stayed within 30 days;
(9) certain events of bankruptcy, insolvency or reorganization of us; or
(10) our failure to comply with the obligation set forth under “Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)(1)”.
“Interest grace period” means (x) for any interest payment due on or prior to March 27, 2021, 5 business days and (y) for any interest payment due after March 27, 2021, 30 days.
If an event of default, other than an event of default described in clause (9) above with respect to us, occurs and is continuing, either the trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of the Notes and accrued and unpaid interest thereon, if any, to be due and payable immediately. If an event of default described in clause (9) above occurs with respect to us, the principal amount of the Notes and accrued and unpaid interest, if any, will automatically become immediately due and payable.
After any such acceleration, but before a judgment or decree based on acceleration, the Holders of a majority in aggregate principal amount of the Notes may, under certain circumstances and subject to certain exceptions, rescind and annul such acceleration if all events of default, other than the non-payment of accelerated principal and interest, have been cured or waived.
Notwithstanding the foregoing, if we so elect, the sole remedy under the indenture for an event of default relating to the failure to comply with our reporting obligations to the trustee and the SEC, as described in the first paragraph under “— Reports” below, will, for the 180 days after the occurrence of such an event of default, consist exclusively of the right to receive additional interest on the Notes at an annual rate equal to 0.50% of the aggregate principal amount of the Notes to, but not including, the 181st day thereafter (or, if applicable, the earlier date on which the event of default relating to the reporting obligations is cured or waived). Any such additional interest will be payable in the same manner and on the same dates as the stated interest payable on the Notes. If the event of default is continuing on the 181st day after an event of default relating to a failure to comply with the reporting obligations described above first occurs, the Notes will be subject to acceleration as provided above. The provisions of the indenture described in this paragraph will not affect the rights of Holders of Notes in the event of the occurrence of any other events of default.
In order to elect to pay additional interest as the sole remedy during the first 180 days after the occurrence of an event of default relating to the failure to comply with the reporting obligations in accordance with the immediately preceding paragraph, we must notify all Holders of record of Notes and the trustee and paying agent of such election on or before the close of business on the date on which such event of default would otherwise occur. Upon our failure to timely give such notice or pay additional interest, the Notes will be immediately subject to acceleration as provided above.
Subject to the trustee’s duties in the case of an event of default, the trustee will not be obligated to exercise any of its rights or powers at the request of the Holders unless the Holders have offered to the trustee reasonable indemnity or security reasonably satisfactory to it against any loss, liability or expense. Subject to the indenture, applicable law and the trustee’s indemnification, the Holders of a majority in aggregate principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes. The indenture will provide that in the event an event of default has occurred and is continuing, the trustee will be required in the exercise of its powers to use the degree of care that a prudent person would use in the conduct of its own affairs. The trustee, however, may refuse to follow any direction that conflicts with law or the indenture or that the trustee determines is unduly prejudicial to the rights of any other Holder.
No Holder will have any right to institute any proceeding under the indenture, or for the appointment of a receiver or a trustee, or for any other remedy under the indenture unless:
•
the Holder has previously given the trustee written notice of a continuing event of default;

•
the Holders of at least 25% in aggregate principal amount of the Notes then outstanding have made a written request and have offered indemnity, security, or both reasonably satisfactory to the trustee to institute such proceeding as trustee; and

•
the trustee has failed to institute such proceeding within 60 days after such notice, request and offer and has not received from the Holders of a majority in aggregate principal amount of the Notes then outstanding a direction inconsistent with such request within 60 days after such notice, request and offer.

However, the above limitations do not apply to a suit instituted by a Holder for the enforcement of payment of the principal, of or interest on, any Note on or after the applicable due date, the right to convert the Note or to receive the consideration due upon conversion or the right of a beneficial owner to exchange its beneficial interest in a global security representing Notes for a physical Note if an event of default has occurred and is continuing, in each case, in accordance with the indenture.
Generally, the Holders of not less than a majority of the aggregate principal amount of outstanding Notes may waive any default or event of default unless:
•
we fail to pay the principal of, or any interest on, any Note when due;

•
we fail to deliver the consideration due upon conversion of any Note within the time period required by the indenture; or

•
we fail to comply with any of the provisions of the indenture the modification of which would require the consent of the Holder of each outstanding Note affected.

The indenture provides that if a default occurs and is continuing and is known to the trustee, the trustee must mail to each Holder notice of the default within 90 days after it occurs. Except in the case of a default in the payment of principal of, or interest on, any Note or a default in the delivery of the consideration due upon conversion, the trustee may withhold notice if, and so long as, a committee of trust officers of the trustee, in good faith, determines that withholding notice is in the interests of the Holders. In addition, we are required to deliver to the trustee (i) within 120 days after the end of each fiscal year, a certificate indicating whether the signers thereof know of any default that occurred during the previous year and whether we, to the officers’ knowledge, are in default in the performance or observance of any of the terms, provisions and conditions of the indenture and (ii) within 30 days after the occurrence thereof, written notice of any events that would constitute defaults, their status and what action we are taking or propose to take in respect thereof.
Each Holder shall have the right to receive payment or delivery, as the case may be, of:
•
the principal (including the fundamental change purchase price, if applicable) of;

•
accrued and unpaid interest, if any, on; and

•
the consideration due upon conversion of,

its Notes, on or after the respective due dates expressed or provided for in the indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be, and such right to receive such payment or delivery, as the case may be, on or after such respective dates shall not be impaired or affected without the consent of such Holder.
Payments of the fundamental change purchase price, principal and interest that are not made when due will accrue interest per annum at the then-applicable interest rate plus one percent from the required payment date.
Modification and Waiver
We and the trustee may amend or supplement the indenture with respect to the Notes with the consent of the Holders of a majority in aggregate principal amount of the outstanding Notes. In addition, the Holders of a majority in aggregate principal amount of the outstanding Notes may waive our compliance in any instance with any provision of the indenture without notice to the other Holders of Notes. However, no amendment, supplement or waiver may be made without the consent of each Holder of outstanding Notes affected thereby if such amendment, supplement or waiver would:
•
change the stated maturity date of the principal of or any interest on the Notes;

•
reduce the principal amount of or interest on the Notes;

•
reduce the amount of principal payable upon acceleration of the maturity of the Notes;

•
reduce any amount payable upon redemption of any Notes;

•
change the currency of payment of principal of or interest on the Notes or change any Note’s place of payment;

•
impair the right of any Holder to receive payment of principal of and interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on, or with respect to, the Notes;

•
modify the provisions with respect to the purchase rights of the Holders as described above under “— Purchase of Notes at Your Option upon a Fundamental Change” in a manner adverse to Holders of Notes;

•
change the ranking of the Notes;

•
adversely affect the right of Holders to convert Notes, or reduce the consideration due upon conversion; or

•
modify provisions with respect to modification, amendment or waiver (including waiver of events of default), except to increase the percentage required for modification, amendment or waiver or to provide for consent of each affected Holder of Notes.

We and the trustee may amend or supplement the indenture or the Notes without notice to, or the consent of, the Holders of the Notes to:
•
cure any ambiguity, omission, defect or inconsistency;

•
provide for the assumption by a successor corporation of our obligations under the Notes and the indenture;

•
add guarantees with respect to the Notes;

•
secure the Notes;

•
add to our covenants for the benefit of the Holders or surrender any right or power conferred upon us;

•
make any change that does not adversely affect the rights of any Holder;

•
upon the occurrence of a share exchange event, solely (i) provide that the Notes are convertible into reference property and (ii) effect the related changes to the terms of the Notes described under “— Conversion of Notes — Recapitalizations, Reclassifications and Changes to Our Common Stock” above, in each case, in accordance with the applicable provisions of the indenture; or

•
conform the provisions of the indenture to the “Description of Notes” section in this prospectus supplement, as supplemented by the related pricing term sheet.

The consent of the Holders is not necessary under the indenture to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment. After an amendment under the indenture becomes effective, we are required to mail to the Holders a notice briefly describing such amendment. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the amendment.
Satisfaction and Discharge
We may satisfy and discharge our obligations under the indenture by delivering to the trustee for cancellation all outstanding Notes or depositing with the trustee or delivering to the Holders, as applicable, after all outstanding Notes have become due and payable, whether at the stated maturity, at any fundamental change purchase date or upon conversion or otherwise, cash and/or (in the case of conversion) shares of common stock, sufficient to pay all of the outstanding Notes or satisfy our conversion obligations, as the case may be, and pay all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.
Transfer, Exchange and Conversion
We will maintain an office in St. Paul, Minnesota, or as otherwise designated in the indenture, where the Notes may be presented for registration of transfer, exchange or conversion. This office will initially be an office or agency of the trustee. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but any tax or similar governmental charge required by law or permitted by the indenture because a Holder requests any shares to be issued in a name other than such Holder’s name will be paid by such Holder. We are not required to transfer or exchange any Note surrendered for purchase or conversion except for any portion of that Note not being purchased or converted, as the case may be.
We reserve the right to:
•
vary or terminate the appointment of the security registrar, paying agent or conversion agent;

•
appoint additional paying agents or conversion agents; or

•
approve any change in the office through which any security registrar or any paying agent or conversion agent acts.

Payment and Paying Agents
Payments in respect of the principal and interest on global securities representing the Notes registered in the name of DTC or its nominee will be payable to DTC or its nominee, as the case may be, in its capacity as the registered Holder under the indenture. In the case of certificated Notes, payments will be made in U.S. dollars at the office of the trustee or, at our option, by check mailed to the Holder’s registered address (or, if requested by a Holder of more than $1,000,000 principal amount of Notes, by wire transfer to the account designated by such Holder). We will make any required interest payments to the person in whose name each Note is registered at the close of business on the record date for the interest payment.
The trustee will be designated as our paying agent for payments on the Notes. We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts.
Subject to the requirements of any applicable abandoned property laws, the trustee and paying agent shall pay to us upon written request any money held by them for payments on the Notes that remain unclaimed for two years after the date upon which that payment has become due. After payment to us, Holders entitled to the money must look to us for payment. In that case, all liability of the trustee or paying agent with respect to that money will cease.
Purchase and Cancellation
The security registrar, paying agent and conversion agent (if other than the trustee) will forward to the trustee any Notes surrendered to them by Holders for transfer, exchange, payment or conversion. All Notes delivered to the trustee shall be cancelled promptly by the trustee in the manner provided in the indenture and may not be reissued or resold. No Notes shall be authenticated in exchange for any Notes cancelled, except as provided in the indenture.
We may, to the extent permitted by law, and directly or indirectly (regardless of whether such Notes are surrendered to us), purchase Notes in the open market or by tender offer at any price or by private agreement. We will cause any Notes so purchased (other than Notes purchased pursuant to cash-settled swaps or other derivatives) to be surrendered to the trustee for cancellation, and they will no longer be considered “outstanding” under the indenture upon their repurchase.
Reports
So long as any Notes are outstanding, we will (i) file with the SEC within the time periods prescribed by its rules and regulations and (ii) furnish to the trustee and the Holders of the Notes within 15 days after the date on which we would be required to file the same with the SEC pursuant to its rules and regulations (giving effect to any grace period provided by Rule 12b-25 under the Exchange Act), all quarterly and annual financial information required to be contained in Forms 10-Q and 10-K and, with respect to the annual consolidated financial statements only, a report thereon by our independent auditors. We shall not be required to file any report or other information with the SEC if the SEC does not permit such filing, although such reports will be required to be furnished to the trustee. Documents filed by us with the SEC via the EDGAR system will be deemed to have been furnished to the trustee and the Holders of the Notes as of the time such documents are filed via EDGAR.
Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)(1)
We agree that for the period of time during which Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(l)(A) as modified by Section 61(a)(l) of the Investment Company Act or any successor provisions thereto of the Investment Company Act, but giving effect to any exemptive relief that may be granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowings. See “Supplementary Risk Factors — Risks Related to Our Business and Structure — Pending legislation may allow us to incur additional leverage” in this prospectus supplement.

Limitation on Incurrence of Additional Indebtedness for 12 Months
For the period from the initial issuance of the Notes to, and including, March 27, 2019, we agree not to incur any indebtedness other than permitted debt described below. This limitation on the incurrence of additional indebtedness will cease to apply, however, upon the occurrence of  (i) a “change in control” as described in clause (1) or (2) of that definition under the heading “— Purchase of Notes at Your Option upon a Fundamental Change” or (ii) at such time as less than 25% of the initial aggregate principal amount of the Notes (including Notes issued upon the exercise by the underwriter of its over-allotment option) remain outstanding.
“Permitted debt” means each of the following:
(1) indebtedness in respect of the Notes, including Notes, if any, issued pursuant to the exercise of the underwriter’s over-allotment option and any guarantees of the foregoing;
(2) indebtedness in respect of:
(a) the 2013 Convertible Notes; and
(b) the Credit Facility (and any amendment thereto or restatement or extension thereof) and any other senior secured credit facility entered into in replacement of the Credit Facility, in each case, comprising borrowings thereunder in a maximum aggregate principal amount of up to $12.0 million;
(3) indebtedness of the Company issued in exchange for, or the net proceeds of which are used to repurchase, renew, refund, refinance, replace or discharge the Notes; provided, however, that:
(a) the aggregate principal amount (or accreted value if applicable) of such indebtedness does not exceed the aggregate principal amount of the Notes so repurchased, renewed, refunded, refinanced, replaced or discharged (plus all accrued and unpaid interest and premiums thereon and the amount of all fees and expenses, including defeasance costs, incurred in connection therewith); and
(b) the Notes are repurchased, renewed, refunded, refinanced, replaced or discharged substantially concurrently with receipt of the proceeds from such indebtedness;
(4) hedging obligations (including obligations under swap contracts) entered into in the ordinary course of business by the Company to hedge or mitigate commercial risk;
(5) intercompany indebtedness between the Company and any of its subsidiaries;
(6) indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;
(7) indebtedness in respect of letters of credit issued in the ordinary course of business for the account of the Company or the account of any of its subsidiaries;
(8) indebtedness in respect of bank guarantees, surety or performance bonds and similar instruments issued for our account or the account of any of the Company’s subsidiaries in order to provide security for:
(a) workers’ compensation claims, unemployment insurance and other types of social security and employee health and disability benefits, or casualty-liability insurance, payment obligations in connection with self-insurance or similar requirements; and
(b) tenders, completion guarantees, statutory obligations, surety, environmental or appeal bonds, bids, leases, government contracts, contracts (other than for borrowed money), performance bonds or other obligations of a like nature;
(9) indebtedness arising from agreements of the Company providing for the indemnification, adjustment of purchase price, earn-out, royalty, milestone or similar obligations, in each case assumed with the acquisition or disposition of any business;
(10) indebtedness incurred by the Company consisting of the financing of insurance premiums in the ordinary course of business;

(11) indebtedness incurred by the Company in the ordinary course of business arising from business credit card programs, treasury, payment processing services, depository, over-draft and cash management services;
(12) any guarantees (including keep-wells and support agreements) by the Company of indebtedness of the Company or its subsidiaries not otherwise prohibited under the indenture;
(13) indebtedness of the Company in respect of purchase money indebtedness, capital lease obligations or mortgage financings;
(14) to the extent constituting indebtedness, indebtedness representing any taxes, assessments or governmental charges to the extent such taxes are being contested in good faith and adequate reserves have been provided therefor in conformity with GAAP;
(15) indebtedness of a person existing at the time such person was acquired by the Company or became the Company’s subsidiary or assets were acquired from such person; provided, however, that:
(a) such indebtedness was not incurred in connection with, or in contemplation of, such person becoming a subsidiary or the acquisition of such assets; and
(b) neither the Company nor any of its subsidiaries other than the person (and its subsidiaries) or assets acquired has any liability or obligation with respect to such indebtedness;
(16) customer deposits and advance payments received in the ordinary course of business from customers for goods or services purchased in the ordinary course of business;
(17) additional indebtedness incurred by the Company in an aggregate principal amount not to exceed $1,000,000 at any one time outstanding; and
(18) purchase and repurchase obligations arising in the ordinary course of business with respect to any securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and in the form of conventional bills, bonds, and notes.
Replacement of Notes
We will replace mutilated, destroyed, stolen or lost Notes at the expense of the Holder upon delivery to the trustee of the mutilated Notes, or evidence of the loss, theft or destruction of the Notes satisfactory to us and the trustee. In the case of a lost, stolen or destroyed note, indemnity satisfactory to the trustee and us may be required at the expense of the Holder of such note before a replacement note will be issued.
Calculations in Respect of the Notes
We and our agents will be responsible for making many of the calculations called for under the indenture and the Notes. These calculations include, but are not limited to, determinations of the closing sale price of our common stock, any adjustments to the conversion rate, the consideration deliverable in respect of any conversion and accrued interest payable on the Notes. We will make all these calculations in good faith and, absent manifest error, our calculations will be final and binding on the Holders of Notes. We will provide a schedule of our calculations to each of the trustee and the conversion agent, and each of the trustee and conversion agent is entitled to rely conclusively upon the accuracy of our calculations without independent verification. The trustee will forward our calculations to any Holder upon the request of that Holder.
Notices
Except as otherwise described herein, notice to registered Holders of the Notes will be given to the addresses as they appear in the security register. Notices will be deemed to have been given on the date of such mailing or electronic delivery. Whenever a notice is required to be given by us, such notice may be given by the trustee on our behalf  (and we will make any notice we are required to give to Holders available on our website).

Governing Law
The indenture provides that it and the Notes, and any claim, controversy or dispute arising under or related to the indenture or the Notes, will be governed by and construed in accordance with the laws of the State of New York (without regard to the conflicts of laws provisions thereof other than Section 5-1401 of the General Obligations Law or any successor thereto).
Concerning the Trustee
U.S. Bank National Association has agreed to serve as the trustee under the indenture. The trustee will be permitted to deal with us and our affiliates with the same rights as if it were not trustee.
The trustee presently serves as our custodian, and we may maintain other banking relationships in the ordinary course of business with the trustee and its affiliates from time to time.
Book-Entry, Delivery and Form
We will initially issue the Notes in the form of one or more global securities. The global security will be deposited with the trustee as custodian for The Depository Trust Company, or DTC, and registered in the name of Cede & Co., as nominee of DTC. Except as set forth below, the global security may be transferred, in whole and not in part, only to DTC or another nominee of DTC. You may hold your beneficial interests in the global security directly through DTC if you have an account with DTC or indirectly through organizations that have accounts with DTC. Notes in definitive, fully registered, certificated form, referred to as “certificated securities,” will be issued only in certain limited circumstances described below.
DTC has advised us that it is:
•
a limited purpose trust company organized under the laws of the State of New York;

•
a “banking organization” within the meaning of the New York State Banking Law;

•
a member of the Federal Reserve System;

•
a “clearing corporation” within the meaning of the New York Uniform Commercial Code; and

•
a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities of institutions that have accounts with DTC, referred to as “participants,” and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. DTC’s participants include securities brokers and dealers, which may include the underwriters, banks, trust companies, clearing corporations and certain other organizations. Access to DTC’s book-entry system is also available to others such as banks, brokers, dealers and trust companies, referred to as the “indirect participants,” that clear through or maintain a custodial relationship with a participant, whether directly or indirectly.
Book-Entry Procedures for the Global Securities
We expect that, pursuant to procedures established by DTC upon the deposit of the global security with DTC, DTC will credit, on its book-entry registration and transfer system, the principal amount of Notes represented by such global security to the accounts of participants. The accounts to be credited shall be designated by the underwriters. Ownership of beneficial interests in the global security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests in the global security will be shown on, and the transfer of those beneficial interests will be effected only through, records maintained by DTC (with respect to participants’ interests), the participants and the indirect participants. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. These limits and laws may impair the ability to transfer or pledge beneficial interests in the global security.

Owners of beneficial interests in global securities who desire to convert their interests into common stock should contact their brokers or other participants or indirect participants through whom they hold such beneficial interests to obtain information on procedures, including proper forms and cut-off times, for submitting requests for conversion.
So long as DTC, or its nominee, is the registered owner or holder of a global security, DTC or its nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by the global security for all purposes under the indenture and the Notes. In addition, no owner of a beneficial interest in a global security will be able to transfer that interest except in accordance with the applicable procedures of DTC. Except as set forth below, as an owner of a beneficial interest in the global security, you will not be entitled to have the Notes represented by the global security registered in your name, will not receive or be entitled to receive physical delivery of certificated securities and will not be considered to be the owner or Holder of any Notes under the global security. We understand that under existing industry practice, if an owner of a beneficial interest in the global security desires to take any action that DTC, as the holder of the global security, is entitled to take, DTC would authorize the participants to take such action, and the participants would authorize beneficial owners owning through such participants to take such action or would otherwise act upon the instructions of beneficial owners owning through them.
We will make payments of principal of, and any interest on, the Notes represented by the global security registered in the name of and held by DTC or its nominee to DTC or its nominee, as the case may be, as the registered owner and holder of the global security. Neither we, the trustee nor any of its or our respective agents will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in the global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.
We expect that DTC or its nominee, upon receipt of any payment of principal of, or any interest on, the global security, will credit participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of DTC or its nominee. We also expect that payments by participants or indirect participants to owners of beneficial interests in the global security held through such participants or indirect participants will be governed by standing instructions and customary practices and will be the responsibility of such participants or indirect participants. Neither we, the trustee nor any of its or our respective agents will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial interests in the global security for any note or for maintaining, supervising or reviewing any records relating to such beneficial interests or for any other aspect of the relationship between DTC and its participants or indirect participants or the relationship between such participants or indirect participants and the owners of beneficial interests in the global security owning through such participants.
Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in same-day funds.
DTC has advised us that it will take any action permitted to be taken by a Holder of Notes only at the direction of one or more participants to whose account the DTC interests in the global security is credited and only in respect of such portion of the aggregate principal amount of Notes as to which such participant or participants has or have given such direction. However (i) DTC will exchange the global security for certificated securities that it will distribute to its participants if  (a) DTC notifies us at any time that it is unwilling or unable to continue as depositary for the global securities and a successor depositary is not appointed within 90 days; or (b) DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or (ii) if an event of default with respect to the Notes has occurred and is continuing and any beneficial owner requests that its Notes be issued in physical, certificated form, DTC will exchange the corresponding portion of the global security for a physical, certificated security, which it will distribute to such beneficial owner.
Although DTC is expected to follow the foregoing procedures in order to facilitate transfers of interests in the global security among participants of DTC, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. Neither we, the trustee nor any of its or our respective agents will have any responsibility, or liability, for the performance by DTC or the participants or indirect participants of their respective obligations under the rules and procedures governing their respective operations.

ADDITIONAL MATERIAL FEDERAL INCOME TAX CONSEQUENCES
The following discussion is a general summary of certain additional material U.S. federal income tax considerations relating to the acquisition, ownership, disposition and conversion of the Notes we are offering, our qualification and taxation as a regulated investment company “RIC” under subchapter M of the Code, and the acquisition, ownership and disposition of our common stock into which the Notes may be converted. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a market-to-market method of accounting for their securities holdings, pension plans and trusts, and financial institutions. This summary is limited to beneficial owners of Notes that purchase the Notes in this offering for a price equal to the “issue price” of the Notes (which is the first price at which a substantial amount of the Notes are sold to investors, excluding sales to bond houses, brokers, or persons acting in the capacity of underwriters, placement agents or wholesalers), and that will hold the Notes or our common stock (if the Notes are converted) as capital assets (within the meaning of the Code). This summary does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering of the Notes and the common stock into which the Notes may be converted. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
The Notes are complex financial instruments, and certain aspects of the U.S. federal income tax treatment of the Notes are not certain. Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Notes or shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the acquisition, ownership and disposition of the Notes and our common stock.
As used herein, the term “U.S. Holder” means a beneficial owner of a Note or our common stock that is for U.S. federal income tax purposes:
•
a corporation created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a citizen or individual resident of the United States;

•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

As used herein, the term “Non-U.S. Holder” means a beneficial owner of a Note or our common stock that is not a U.S. Holder or a partnership for U.S. federal income tax purposes. A “Non-U.S. Holder” does not include an individual present in the United States for 183 days or more in the taxable year of disposition of the Notes or common stock. Such a holder is encouraged to consult his or her own tax advisor regarding U.S. federal income tax consequences of the sale, exchange or other taxable disposition of the Notes or common stock.
Tax Consequences to U.S. Holders of Notes
If you are not a U.S. Holder, this section does not apply to you. Please see “— Tax Consequences to Non-U.S. Holders of Notes” below.
The following is a general summary of certain material U.S. federal income tax consequences that will apply to a “U.S. Holder” of the Notes.
Payments of Interest
The stated interest paid on a Note will be taxable to a U.S. Holder as ordinary interest income at the time it accrues or is received in accordance with the U.S. Holder’s method of accounting for U.S. federal income tax purposes.
Original Issue Discount
The Notes may be issued with original issue discount (“OID”) for U.S. federal income tax purposes. In that event, a U.S. Holder would be required to accrue the OID in income over the life of the Notes, as described below.
If the Notes were issued with OID, a U.S. Holder would be required to include the OID in income for U.S. federal income tax purposes as it accrues, on a constant-yield basis, regardless of its regular method of accounting for U.S. federal income tax purposes, before the receipt of cash attributable to this income. Under this method, U.S. Holders would be required to include in income increasingly greater amounts of OID in successive accrual periods. A U.S. Holder would not recognize any additional income upon the receipt of any cash attributable to the OID. A U.S. Holder’s adjusted tax basis in a Note generally would be its cost therefor, increased by any OID previously included in income by it.
For purposes of the discussions under the headings “Backup Withholding and Information Reporting” and “Tax Consequences to Non-U.S. Holders of Notes,” references to interest should be read to include accrued OID.
Sale, Exchange, Retirement or Other Taxable Disposition of the Notes
Upon the sale, exchange, retirement or other taxable disposition of a Note (other than a conversion into common stock), a U.S. Holder will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange, retirement or other taxable disposition and the U.S. Holder’s tax basis in the Note. For these purposes, the amount realized does not include any amount attributable to accrued and unpaid interest. Amounts attributable to accrued and unpaid interest are treated as stated interest as described under “Payments of Interest” above. A U.S. Holder’s tax basis in a Note generally will be equal to the cost of the Note to such U.S. Holder. Gain or loss recognized on the sale, exchange, retirement or other taxable disposition of a Note generally will be capital gain or loss and will be long-term capital gain or loss if at the time of sale, exchange, retirement, or other taxable disposition the Note has been held for more than one year. Long-term capital gains recognized by non-corporate U.S. Holders (including individuals) generally will be subject to reduced tax rates. The deductibility of capital losses is subject to limitations.
Conversion into Common Stock
A U.S. Holder’s conversion of a Note into common stock and cash in lieu of a fractional share of common stock will not be a taxable event, except that (1) the receipt of cash in lieu of a fractional share of common stock (treated as if the fractional share were issued and received and then immediately redeemed for cash) will result in capital gain or loss measured by the difference between the cash received in lieu of the fractional share and the U.S. Holder’s tax basis in the fractional share and (2) the fair market value of common stock received with respect to accrued interest will be treated as a payment of stated interest as described under “Payments of Interest” above.

A U.S. Holder’s tax basis in the common stock received upon a conversion of a Note (other than common stock received with respect to accrued interest, but including any basis allocable to a fractional share) will equal the tax basis of the Note that was converted. A U.S. Holder’s tax basis in common stock received with respect to accrued interest will equal the fair market value of the stock received. A U.S. Holder’s tax basis with respect to a fractional share will be determined by allocating the holder’s tax basis in the common stock received upon conversion between the common stock received (other than the fractional share) and the fractional share, in accordance with their respective fair market values.
The U.S. Holder’s holding period for the common stock received will include the U.S. Holder’s holding period for the Note converted, except that the holding period of any common stock received with respect to accrued interest will commence on the day after the date of receipt of such common stock.
Constructive Dividends
The conversion rate of the Notes will be adjusted in certain circumstances. Under the Code and applicable U.S. Treasury regulations, adjustments that have the effect of increasing a U.S. Holder’s interest in our assets or earnings and profits may, in some circumstances, result in a deemed distribution to the U.S. Holder. However, a change in conversion rate that simply prevents the dilution of holders’ interests upon a share split or other change in capital structure, if made under a bona fide, reasonable adjustment formula, would not be treated as a taxable deemed distribution.
If we were to make a distribution of cash or property (for example, distributions of indebtedness or assets) to stockholders and the conversion rate of the Notes were increased pursuant to the anti-dilution provisions of the indenture, such increase would be deemed to be a distribution to U.S. Holders of the Notes. In addition, any other increase in the conversion rate of the Notes (including an adjustment to the conversion rate in connection with a make-whole adjustment event) may, depending on the circumstances, be deemed to be a distribution.
In certain circumstances, the failure to make an adjustment of the conversion rate may result in a taxable distribution to U.S. Holders of Notes, if as a result of such failure the proportionate interest of the U.S. Holders of Notes in our assets or earnings and profits is increased.
Any deemed distribution will be taxed in the same manner as an actual distribution. See “Taxation of U.S. Holders of Common Stock” below. We are currently required to report the amount of any deemed distributions to the IRS and holders of Notes not exempt from reporting or alternatively on our web site. On April 12, 2016, the IRS proposed regulations addressing the amount and timing of deemed distributions, obligations of withholding agents and filing and notice obligations of issuers. If adopted as proposed, the regulations would generally provide that (i) the amount of a deemed distribution is the excess of the fair market value of the right to acquire common stock immediately after the conversion rate adjustment over the fair market value of the right to acquire common stock without the adjustment, (ii) the deemed distribution occurs at the earlier of the date the adjustment occurs under the terms of the Notes and the date of the actual distribution of cash or property that results in the deemed distribution, and (iii) we are required to report the amount of any deemed distributions to the IRS and all holders of the Notes (including holders of the Notes that would otherwise be exempt from information reporting) or alternatively on our web site. The final regulations will be effective for deemed distributions occurring on or after the date of adoption as final regulations, but holders of the Notes and withholding agents may rely on them prior to that date under certain circumstances. If backup withholding taxes are paid on a U.S. Holder’s behalf as a result of an adjustment to the conversion rate of the Notes, the withholding agent may set off such payments against payments of cash and common stock received upon conversion of the Notes. U.S. Holders should consult their tax advisors as to the tax consequences of receiving constructive dividends.
Possible Effect of a Consolidation or Merger
In certain situations, we may consolidate or merge into another entity (as described above under “Description of Notes — Consolidation, Merger and Sale of Assets”). Depending on the circumstances, a change in the obligor of the Notes as a result of the consolidation or merger could result in a deemed taxable exchange to a U.S. Holder, and the modified note could be treated as newly issued at that time, potentially resulting in the recognition of taxable gain or loss. U.S. Holders should consult their own advisors regarding the possible tax consequences of our consolidating or merging into another entity on an investment in the Notes.
Additional U.S. Federal Income Tax Considerations
In addition to the discussion above, U.S. Holders should refer to the discussions regarding the 3.8% Medicare tax on net investment income under “— Taxation of U.S. Holders of Common Stock” for a discussion of additional U.S. federal income tax considerations that may apply even if a U.S. Holder does not receive our common stock upon a conversion of Notes.
Tax Consequences to Non-U.S. Holders of Notes
The following is a general summary of certain material U.S. federal income tax consequences that will apply to you if you are a “Non-U.S. Holder” of the Notes.
If you are a U.S. Holder, this section does not apply to you.
Payments of Interest
Subject to the discussion below concerning backup withholding, payments of principal and interest on the Notes to any Non-U.S. Holder will not be subject to U.S. federal income or withholding tax, provided that, in the case of interest:
•
the Non-U.S. Holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock that are entitled to vote;

•
the Non-U.S. Holder is not a controlled foreign corporation related, directly or indirectly, to us through stock ownership;

•
the U.S. payor of the interest (including us, or any intermediary who pays the interest on our behalf) does not have actual knowledge or reason to know that a beneficial owner is a United States person and such beneficial owner certifies to the U.S. payor under penalties of perjury on a properly executed IRS Form W-8BEN (or substantially similar substitute form) in the year in which payment is made or in the preceding 3 years that such beneficial owner is not (or, in the case of a Non-U.S. Holder that is an estate or trust that the beneficiary of the estate or trust is not) a United States person; and

•
the interest is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States as described below.

The Non-U.S. Holder must inform the recipient of any change in the information on the form within 30 days of such change, and must file a new form. Special certification rules apply to Non-U.S. Holders that are passthrough entities rather than corporations or individuals.
If a Non-U.S. Holder of a Note is engaged in a trade or business in the United States, and if interest on the Note is effectively connected with the conduct of this trade or business (and under certain income tax treaties is attributable to a United States permanent establishment maintained by the Non-U.S Holder), the Non-U.S. Holder, although exempt from the withholding tax discussed in the preceding paragraphs, generally will be taxed in the same manner as a U.S. Holder (see “— Tax Consequences to U.S. Holders of Notes” above), subject to such Non-U.S. Holder being eligible for, and properly claiming the benefits of, an applicable income tax treaty providing otherwise, except that the Non-U.S. Holder will be required to provide a properly executed IRS Form W-8ECI (or substantially similar substitute form) in order to claim an exemption from withholding. Any Non-U.S. Holders engaged in a trade or business in the United States are urged to consult their tax advisors with respect to the U.S. tax consequences of the ownership and disposition of Notes, including the possible imposition of a branch profits tax at a rate of 30% (or a lower treaty rate) on corporate Non-U.S. Holders, as well as the potential applicability of an income tax treaty in their individual circumstances.

Sale, Exchange or Other Taxable Disposition of Notes
Subject to the discussion below under “— Backup Withholding and Information Reporting” and “— Foreign Account Tax Compliance Act,” a Non-U.S. Holder generally will not be subject to U.S. federal income tax on gain recognized on a sale, exchange or other taxable disposition of Notes, unless the gain is effectively connected with a trade or business of the Non-U.S. Holder in the United States (and under certain income tax treaties is attributable to a United States permanent establishment maintained by the Non-U.S Holder), subject to an applicable income tax treaty providing otherwise.
If a Non-U.S. Holder is engaged in a trade or business in the United States and gain recognized by the Non-U.S. Holder on a sale, exchange or other disposition of Notes is effectively connected with a conduct of such trade or business of the Non-U.S. Holder in the United States (and under certain income tax treaties is attributable to a United States permanent establishment maintained by the Non-U.S Holder), the Non-U.S. Holder generally will be taxed in the same manner as a U.S. Holder (see “— Tax Consequences to U.S. Holders of Notes” above), subject to an applicable income tax treaty providing otherwise. Non-U.S. Holders whose gain from dispositions of Notes may be effectively connected with a conduct of a trade or business in the United States are urged to consult their tax advisors with respect to the U.S. tax consequences of the ownership and disposition of Notes, including the possible imposition of a branch profits tax at a rate of 30% (or a lower treaty rate) on corporate Non-U.S. holders, as well as the potential applicability of an income tax treaty in their individual circumstances.
Constructive Dividends
In the case of a deemed distribution as described under “— Tax Consequences to U.S. Holders of Notes — Constructive Dividends,” such deemed distribution will be subject to withholding of U.S. federal income tax in the same manner as distributions of our investment company taxable income to Non-U.S. Holders of our common stock as described under “— Taxation of Non-U.S. Holders of Common Stock.” In the case of such a constructive dividend, it is possible that the U.S. federal income tax on the constructive dividend would be withheld from interest, shares of our common stock delivered upon conversion or sales proceeds subsequently paid or credited to the Non-U.S. Holder. A Non-U.S. Holder that is subject to withholding tax under such circumstances should consult its tax advisor as to whether it is eligible for a refund of all or a portion of the withholding tax, as well as the potential applicability of an income tax treaty in its individual circumstances.
Taxation of the Company
Election to Be Taxed as a RIC
We have elected to be treated as a RIC under subchapter M of the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Further, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of   (1) the fifteenth day of the ninth month following the close of that fiscal year or (2) the extended due date for filing the U.S. federal income tax return for that fiscal year. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of   (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, our stockholders will be treated as if they received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. Stockholders may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to the allocable share of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
Taxation of the Company as a RIC
If we:
•
qualify as a RIC; and

•
satisfy the Annual Distribution Requirement,

then the following rules will apply to us. We will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income, including capital gains not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of  (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.
In order to qualify as a RIC for federal income tax purposes, we must, among other things:
•
have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities and net income from “qualified publicly traded partnerships” (the “90% Income Test”); and

•
diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (the “50% Diversification Test”); and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of  “qualified publicly traded partnerships” (the “25% Diversification Test,” and together with the 50% Diversification Test, the “Diversification Tests”).

Provided that we satisfy the Diversification Tests as of the close of any quarter, we will not fail the Diversification Tests as of the close of a subsequent quarter as a consequence of a discrepancy between the value of our assets and the requirements of the Diversification Tests that is attributable solely to fluctuations in the value of our assets. Rather, we will fail the Diversification Tests as of the end of a subsequent quarter only if such a discrepancy existed immediately after our acquisition of any asset and such discrepancy is wholly or partly the result of that acquisition. In addition, if we fail the Diversification Tests as of the end of any quarter, we will not lose our status as a RIC if we eliminate the discrepancy within thirty days of the end of such quarter and, if we eliminate the discrepancy within that thirty-day period, we will be treated as having satisfied the Diversification Tests as of the end of such quarter for purposes of applying the rule described in the preceding sentence.

An alternative 50% Diversification Test applies to certain RICs that obtain SEC Certification for the applicable taxable year. Such SEC Certification may not be received earlier than 60 days prior to the close of the taxable year to which it applies. If a RIC has received this certification, then, for purposes of the 50% Diversification Test, securities of an issuer will be treated as good investments as long as the RIC’s basis in the securities of such issuer did not exceed 5% of the RIC’s total assets when acquired whether or not the RIC owns more than 10% of the voting securities of such issuer. This alternative test does not apply to the securities of any issuer if the RIC has continuously held securities of the issuer for 10 or more years preceding the applicable quarter end. The 25% Diversification Test is not affected by this alternative 50% Diversification Test.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or if we receive contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as dividends and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.
As a consequence of this Notes offering and any other borrowings, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. See “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.
The remainder of this discussion assumes that we will qualify as a RIC and satisfy the Annual Distribution Requirement for the 2018 taxable year and each future taxable year.
Taxation of U.S. Holders of Common Stock
Distributions by us generally are taxable to U.S. Holders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Holders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. Holders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. Holder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals or estates, regardless of the U.S. Holder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated and profits first will reduce a U.S. Holder’s adjusted tax basis in such U.S Holder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Holder.
Under the dividend reinvestment plan, our U.S. Holders that have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless be treated as received by to U.S. Holders for U.S. federal income tax purposes. A U.S. Holder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Holder’s account.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Holder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Holder, and the U.S. Holder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. Holders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. Holder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Holder’s tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our U.S. Holders within 60 days after the close of the relevant taxable year.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Holder will nonetheless be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to holders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Holders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A U.S Holder generally will recognize taxable gain or loss if the U.S Holder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Holder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S Holder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized by a U.S Holder upon a disposition of shares of our common stock will generally be disallowed if the U.S Holder purchases other shares of our common stock (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum U.S. federal income tax rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with income in excess of  $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Holders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S Holders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income that year; any net capital losses of a non-corporate U.S Holder in excess of  $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S Holders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We or the applicable withholding agent will send to each of our U.S. Holders, as promptly as possible after the end of each calendar year, a notice detailing, on a per-share and per-distribution basis, the amounts includible in such U.S. Holder’s taxable income for such year as ordinary income, Qualifying Dividends and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Holder’s particular situation.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC, we would continue to be subject to U.S. federal income tax on all of our taxable income at regular corporate rates, regardless of whether we made any distributions to our holders. We would, however, be eligible to offset our net capital gains, if any, by any ordinary losses, including potential any net operating loss carryovers. Distributions would not be required, and any distributions would be taxable to our holders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Any such dividend paid to a non-corporate U.S. Holder would be eligible for the reduced maximum rates of tax applicable to qualified dividends provided that certain holding periods and other requirements were met. Subject to certain holding period requirements and other limitations under the Code, corporate U.S. Holders would be eligible for the dividends-received deduction with respect to such dividends. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s tax basis, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that were recognized within the subsequent 5 years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC. If we have previously qualified as a RIC but subsequently fail to satisfy the 90% Income Test or the Diversification Test described above, we may be able to avoid losing our status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.
Taxation of Non-U.S. Holders of Common Stock
Whether an investment in the shares is appropriate for a Non-U.S. Holder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Holder may have adverse tax consequences. Non-U.S. Holders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. Holders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Holders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent such distributions do not exceed our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. Holder), we will not be required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
U.S.-source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Interest-related dividends and short-term capital gain dividends generally represented distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. No assurance can be given whether any of our distributions will be designated as eligible for this exemption from withholding tax.
Actual or deemed distributions of our net capital gains to a Non-U.S. Holder, and gains realized by a Non-U.S. Holder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States) or, in the case of an individual, the Non-U.S. Holder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Holder will be entitled to a U.S. federal income tax credit or tax refund equal to the allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), such amounts will be subject to U.S. income tax, on a net-income basis, in the same manner, and at the graduated rates applicable to, a U.S. Holder. For a corporate Non-U.S. Holder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
Under the dividend reinvestment plan, our holders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming an extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. Holder (or if a treaty applies, is not attributable to a U.S. permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if a treaty applies, is attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. Holder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Holder’s account.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
If we were unable to qualify for treatment as a RIC, any distributions by us would be treated as dividends to the extent of our current and accumulated earnings and profits. We would not be eligible to report any such dividends as interest-related dividends, short-term capital gain dividends, or capital gain dividends. As a result, any such dividend paid to a Non-U.S. Holder that is not effectively connected with a U.S. trade or business of the non-U.S. Holder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the non-U.S. Holder in the United States) would be subject to the 30% (or reduced applicable treaty rate) withholding tax discussed above regardless of the source of the income giving rise to such distribution. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the non-U.S. Holder’s tax basis, and any remaining distributions would be treated as a gain from the sale of the non-U.S. Holder’s shares subject to taxation as discussed above. For the consequences to the Company for failing to qualify as a RIC, see “Failure to Qualify as a RIC” above.
Backup Withholding and Information Reporting
U.S. Holders.   Information returns are required to be filed with the IRS in connection with payments on the Notes, dividends on the common stock and proceeds received from a sale or other disposition of the Notes or common stock to a U.S. Holder unless the U.S. Holder are an exempt recipient. U.S. Holders may also be subject to backup withholding on these payments in respect of the Notes or common stock unless such U.S. Holder provides its taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules or provides proof of an applicable exemption.
Non-U.S. Holders.   Information returns, including a Form 1042-S, will be filed with the IRS in connection with interest payments on the Notes, even if the Non-U.S. Holder is exempt from withholding tax. Copies of the information returns reporting the payments and amounts withheld may also be made available to the tax authority in the country where the Non-U.S. Holder is resident under the provisions of an applicable income tax treaty or agreement. In addition, backup withholding tax and certain other information reporting requirements apply to payments of interest and certain reportable payments, unless an exemption applies. Backup withholding and other information reporting will not apply to payments made to a Non-U.S. Holder if the Non-U.S. Holder has provided under penalties of perjury the required certification of such holder’s non- United States person status as discussed above (and we do not have actual knowledge or reason to know that the Non-U.S. Holder is a U.S. Holder) or if the Non-U.S. Holder is an exempt recipient. The certification procedures required to claim the exemption from withholding tax on interest described above will satisfy the certification requirements necessary to avoid backup withholding as well.
If a Non-U.S. Holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such holder provides a withholding certificate or other appropriate documentary evidence establishing that the holder is not a U.S. Holder to the broker and such broker does not have actual knowledge or reason to know that such holder is a U.S. Holder, or the holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a Non-U.S. Holder sells or redeems a Note through the foreign office of a broker who is a U.S. person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the holder provides to such broker a withholding certificate or other documentary evidence establishing that The holder is not a U.S. Holder and such broker does not have actual knowledge or reason to know that such evidence is false, or the holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the holder is a U.S. Holder.

A Non-U.S. Holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Holder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Holder or otherwise establishes an exemption from backup withholding.
A Non-U.S. Holder should consult its own tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability and may entitle the Non-U.S.Holder to a refund, provided that the required information is timely furnished to the IRS.
FATCA
Sections 1471 through 1474 of the Code (commonly known as “FATCA”) generally impose a withholding tax of 30% on (i) certain payments of U.S. source interest, dividends (including constructive dividends) and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning after December 31, 2018, payments of gross proceeds from the sale, exchange, redemption, retirement or other taxable disposition of property of a type that can produce U.S. source interest or dividends, in each case, to foreign financial institutions (“FFIs”) unless such FFIs enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or such FFIs reside in a jurisdiction that has entered into an intergovernmental agreement with the IRS to provide such information and such FFIs comply with the terms of such intergovernmental agreement and any enabling legislation or administrative authority with respect to such intergovernmental agreement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless such foreign entities certify that they do not have any greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. FATCA withholding generally applies to interest and constructive dividends on the Notes and dividends on shares of our common stock. FATCA withholding with respect to the gross proceeds from the sale or other disposition of the Notes or shares of our common stock will not begin until January 1, 2019. Prospective investors should consult their tax advisors regarding this legislation.

UNDERWRITING
We entered into an underwriting agreement with BTIG, LLC, or the underwriter. Pursuant to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriter, and the underwriter has agreed to purchase from us, the principal amount of Notes as set forth below:
Underwriter	Principle Amount of Note
BTIG, LLC	$	[ ]
Total	$	[ ]
The underwriting agreement provides that the underwriter is obligated to purchase all of the Notes if any are purchased. The underwriting agreement also provides that, if the underwriter defaults, the offering may be terminated. The obligations of the underwriter under the underwriting agreement are subject to the satisfaction of certain conditions.
We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriter may be required to make in respect of those liabilities.
The underwriter initially proposes to offer the Notes to the public at the public offering price that appears on the cover page of this prospectus supplement. The underwriter may offer the Notes to selected dealers at the public offering price minus a concession of up to [   ]% of the principal amount. After the initial offering, the underwriter may change the public offering price and any other selling terms. The underwriter may offer and sell Notes through certain of its affiliates.
The following table shows the underwriting discounts and commissions to be paid to the underwriter by us in connection with this offering, assuming both no exercise and full exercise of the underwriter’s over-allotment option described below.
Paid by Us
	No Exercise		Full Exercise
Per note	$	[ ]	$	[ ]
Total	$	[ ]	$	[ ]
We estimate that the expenses for this offering payable by us (other than discounts and commissions set forth in the table above) will be approximately $0.2 million.
A prospectus in electronic format may be made available on the web site maintained by the underwriter, or selling group members, if any, participating in the offering. The underwriter may agree to allocate Notes to selling group members, if any, for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriter and selling group members, if any, that may make Internet distributions on the same basis as other allocations.
Option to Purchase Additional Notes
We have granted the underwriter the right to purchase, exercisable within a 30-day period from the date of this prospectus supplement, up to an additional $[   ] principal amount of Notes from us. If any additional Notes are purchased with this option, the underwriter will offer such additional Notes on the same terms as those on which the Notes are being offered.
New Issue of Notes
The Notes are a new issue of securities, and there is currently no established trading market for such Notes. We do not intend to apply for the Notes to be listed on any securities exchange or to arrange for the Notes to be quoted on any quotation system.

The underwriter has advised us that it intends to make a market in the Notes, but that it is not obligated to do so. The underwriter may discontinue any market-making in the Notes at any time in its sole discretion without notice. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes. If an active trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected. If the Notes are traded, they may trade at a discount from their initial public offering price depending on prevailing interest rates, the market for similar securities, our performance and other factors.
No Sale of Similar Securities
Our executive officers and directors and certain of our existing security holders have agreed not to sell or transfer any common stock or securities convertible into or exchangeable or exercisable for common stock, for 90 days after the date of this prospectus supplement, subject to specified exceptions, including limited allowance for sales of common stock pursuant to a plan established pursuant to Rule 10b5-1 under the Exchange Act, without first obtaining the written consent of the underwriter. Specifically, these persons have agreed, with certain limited exceptions, not to directly or indirectly:
•
offer, pledge, sell, assign, transfer, lend, contract to sell any common stock;

•
sell any option or contract to purchase any common stock;

•
purchase any option or contract to sell any common stock;

•
grant any option, right or warrant to purchase any common stock;

•
otherwise transfer or dispose of any common stock;

•
exercise any right with respect to the registration of any, or file or

•
cause to be filed any registration statement in connection with, our common stock;enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of common stock, whether any such swap or transaction is to be settled by delivery of common stock or other securities, in case or otherwise; or

•
engage in any short selling of any common stock.

This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for common stock. It also applies to common stock owned now or acquired later by the person executing the lock-up agreement or for which the person executing the lock-up agreement later acquires the power of disposition.
Furthermore, we have agreed not to issue or sell any common stock or securities convertible into or exchangeable or exercisable for common stock, for 90 days after the date of this prospectus supplement, subject to specified exceptions, without first obtaining the written consent of the underwriter. Specifically, we have agreed, with certain limited exceptions, not to directly or indirectly:
•
issue, pledge, sell, contract to sell, sell any option or contract to purchase any common stock;

•
purchase any option or contract to sell any common stock;

•
grant any option, right or warrant to purchase any common stock;

•
otherwise transfer or dispose of any;

•
file with the SEC a registration statement under the Securities Act relating to common stock;

•
publicly disclose the intention to make any offer, sale, pledge, disposition or filing relating to common stock; or

•
enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of common stock.

Price Stabilization and Short Positions; Purchase of Common Stock
In connection with the offering of the Notes, the underwriter may engage in over-allotment, stabilizing transactions and syndicate covering transactions in the Notes and our common stock. Over-allotment involves sales in excess of the offering size, which creates a short position for the underwriter. Stabilizing transactions involve bids to purchase the Notes or our common stock in the open market for the purpose of pegging, fixing or maintaining the price of the Notes. Syndicate covering transactions involve purchases of the Notes or our common stock in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions and syndicate covering transactions may cause the price of the Notes or our common stock to be higher than it would otherwise be in the absence of those transactions.
These acquisitions could have the effect of raising or maintaining the market price of our common stock above levels that would otherwise have prevailed, or preventing or retarding a decline in the market price of our common stock. See “Use of Proceeds.”
In addition, in connection with this offering the underwriter (and selling group members, if any) may engage in passive market making transactions in our common stock prior to the pricing and completion of this offering. Passive market making consists of displaying bids no higher than the bid prices of independent market makers and making purchases at prices no higher than these independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are generally limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of these transactions. If passive market making is commenced, it may be discontinued at any time.
Foreign Jurisdictions
Other than in the United States, no action has been taken by us or the underwriter that would permit a public offering of the securities offered by this prospectus supplement in any jurisdiction where action for that purpose is required. The securities offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus supplement. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus supplement in any jurisdiction in which such an offer or a solicitation is unlawful.
Other Relationships
The underwriter and its affiliates have engaged in, or may in the future engage in, investment banking, advisory and other commercial dealings in the ordinary course of business with us or our affiliates. The underwriter has received, or may in the future receive, customary fees and commissions for these transactions.
In addition, in the ordinary course of their business activities, the underwriter and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriter and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and m hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

LEGAL MATTERS
The legality of the Notes offered hereby and the shares of common stock issuable upon conversion thereof will be passed upon for the Company by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters will be passed upon for the underwriter by O’Melveny & Myers LLP, San Francisco, California.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of GSV Capital Corp. as of and for the year ending December 31, 2017 appearing in this prospectus supplement have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in this registration statement.
AVAILABLE INFORMATION
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as registration statements and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769, or on our website at http://www.gsvcap.com.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of GSV Capital Corp.
Opinion on the Consolidated Financial Statements, Financial Highlights and Financial Statement Schedules
We have audited the accompanying consolidated statements of assets and liabilities of GSV Capital Corp. and subsidiaries (the “Company”), including the consolidated schedule of investments, as of December 31, 2017 and 2016, the related consolidated statements of operations, cash flows, changes in net assets, and financial highlights (presented in Note 7) for each of the three years in the period ended December 31, 2017, and the related notes. Our audits also included the 2017 and 2016 financial statement schedules listed in the Index at Item 15(a)(2). In our opinion, the consolidated financial statements, financial highlights and financial statement schedules present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017, and the financial highlights for each of the five years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic 2016 and 2015 consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 16, 2018, expressed an unqualified opinion on the Company’s internal control over financial reporting.
Basis for Opinion
These consolidated financial statements, financial highlights and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements, financial highlights and financial statement schedules based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements, financial highlights and financial statement schedules are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, financial highlights and financial statement schedules, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements, financial highlights and financial statement schedules. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statement, financial highlights and financial statement schedules. Our procedures included confirmation of investments owned as of December 31, 2017 and 2016, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
San Francisco, California
March 16, 2018
We have served as the Company’s auditor since 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of GSV Capital Corp.
Opinion on Internal Control over Financial Reporting
We have audited the internal control over financial reporting of GSV Capital Corp. and subsidiaries (the “Company”) as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework (2013) issued by COSO.
We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated financial statements and financial statement schedule as of and for the year ended December 31, 2017, of the Company and our report dated March 16, 2018, expressed an unqualified opinion on the financial statements and financial statement schedule.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying “Management’s Report on Internal Control Over Financial Reporting”. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ Deloitte & Touche LLP
San Francisco, California
March 16, 2018

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
	December 31, 2017	December 31, 2016
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $137,526,726 and $204,101,445, respectively)	$179,908,234	$200,532,890
Non-controlled/affiliate investments (cost of $41,886,312 and $51,773,388, respectively)	16,473,098	42,444,690
Controlled investments (cost of $23,161,314 and $22,893,441, respectively)	24,207,161	19,037,566
Investments in U.S. Treasury bills (cost of $99,985,833 and $29,998,750, respectively)	99,994,000	29,998,490
Total Investments (cost of $302,560,185 and $308,767,024, respectively)	320,582,493	292,013,636
Cash	59,838,600	8,332,634
Due from:
Controlled investments	840	—
Escrow proceeds receivable	603,456	—
Interest and dividends receivable	35,141	92,946
Prepaid expenses and other assets	208,983	213,942
Deferred financing costs	413,023	311,268
Total Assets	381,682,536	300,964,426
LIABILITIES
Due to:
GSV Asset Management(1)	231,697	422,025
Accounts payable and accrued expenses	458,203	335,611
Accrued incentive fees(1)	9,278,085	2,126,444
Accrued management fees, net of waiver of management fees(1)	424,447	524,054
Accrued interest payable	1,056,563	1,056,563
Payable for securities purchased	89,485,825	26,498,750
Deferred tax liability	7,602,301	10,359,371
Convertible Senior Notes Payable 5.25% due September 15, 2018(2)	68,382,549	67,512,798
Total Liabilities	176,919,670	108,835,616
Commitments and contingencies (Notes 7 and 10)
Net Assets	$204,762,866	$192,128,810
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 21,246,345 and 22,181,003 issued and outstanding, respectively)	$212,463	$221,810
Paid-in capital in excess of par	202,584,012	221,237,636
Accumulated net investment loss	(8,593,717)	(1,443,996)
Accumulated net realized gains/(losses) on investments	140,100	(773,882)
Accumulated net unrealized appreciation/(depreciation) of investments	10,420,008	(27,112,758)
Net Assets	$204,762,866	$192,128,810
Net Asset Value Per Share	$9.64	$8.66

(1)
This balance references a related-party transaction and is subject to the fee Waiver Agreement announced and effective subsequent to year-end. Refer to “Note 3 — Related-Party Arrangements” for more detail.

(2)
The Convertible Senior Notes have a face value of  $69,000,000. Refer to “Note 10 — Debt Capital Activities” for a reconciliation of the carrying value to the face value.

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income/(reversal of interest accrual)	$(4,627)	$262,473	$29,695
Dividend income	—	—	46,781
Other income	73,096	212,795	—
Non-controlled/affiliate investments:
Interest income	59,460	159,016	214,420
Controlled investments:
Interest income	249,839	101,999	—
Dividend income	475,000	—	—
Total Investment Income	852,768	736,283	290,896
OPERATING EXPENSES
Management fees(2)	5,666,176	6,896,347	8,044,801
Incentive fees/(reversal of incentive fee accrual)(2)	7,151,641	(15,188,121)	8,170,326
Costs incurred under Administration Agreement(1)	1,874,839	2,545,316	2,681,079
Directors’ fees	328,480	345,000	373,676
Professional fees	2,068,668	1,966,906	1,357,988
Interest expense	4,696,819	4,731,430	4,961,169
Tax expense	52,901	—	880,778
Other expenses	600,331	702,768	509,418
Gain on fair value adjustment for embedded derivative	—	—	(1,000)
Total Operating Expenses	22,439,855	1,999,646	26,978,235
Management fee waiver(2)	(708,272)	—	—
Total operating expenses, net of waiver of management fees	21,731,583	1,999,646	26,978,235
Reversal of benefit from taxes on net investment loss(3)	—	—	(21,969,370)
Net Investment Loss	(20,878,815)	(1,263,363)	(48,656,709)
Realized Gains/(Losses) on Investments:
Non-controlled/non-affiliated investments	3,989,476	(2,634,471)	64,314,796
Non-controlled/affiliate investments	(3,075,494)	—	(10,170,567)
Net Realized Gains/(Losses) on Investments	913,982	(2,634,471)	54,144,229
Reversal of provision for taxes on net realized gain on investments(3)	—	—	342,802
Change in Unrealized Appreciation/(Depreciation) of Investments:
Non-controlled/non-affiliated investments	45,958,490	(54,745,095)	(14,181,484)
Non-controlled/affiliate investments	(16,084,516)	(13,571,477)	1,386,378
Controlled investments	4,901,722	(4,897,273)	(627,139)
Net Change in Unrealized Appreciation/(Depreciation) of Investments	34,775,696	(73,213,845)	(13,422,245)
Benefit from taxes on unrealized depreciation of investments(3)(5)	2,757,070	2,116,784	16,058,080
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,567,933	$(74,994,895)	$8,466,157
Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share
Basic	$0.80	$(3.38)	$0.44
Diluted(4)	$0.80	$(3.38)	$0.44
Weighted-Average Common Shares Outstanding
Basic	21,924,490	22,181,003	19,327,938
Diluted(4)	21,924,490	22,181,003	19,327,938

(1)
This balance references a related-party transaction. Refer to “Note 3 — Related-Party Arrangements” for more detail.

(2)
This balance references a related-party transaction and is subject to the fee Waiver Agreement announced and effective subsequent to year-end. Refer to “Note 3 — Related-Party Arrangements” for more detail.

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS – continued
(3)
Due to the Company’s election to be treated as a regulated investment company (“RIC”) from a C Corporation, the associated previously accrued benefits from, and provisions for, taxes from prior periods were reversed for the year ended December 31, 2015. Refer to “Note 9 — Income Taxes” to these consolidated financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations” in Part II, Item 7 of this prospectus supplement for further detail.

(4)
For the years ended December 31, 2017, 2016 and 2015, respectively, 5,751,815, 5,751,815 and 5,710,212 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase/(decrease) in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive. Refer to “Note 6 — Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share — Basic and Diluted” for further detail.

(5)
During the year ended December 31, 2017, we recognized a net benefit from taxes on unrealized depreciation despite recording a net change in unrealized appreciation of approximately $34.8 million. The net tax benefit was the result of a decrease in built-in gains tax liability due to the recently passed tax legislation, partially offset by an increase in the net deferred tax liability generated by the GSVC Holdings. Refer to “Note 9 — Income Taxes” for further detail.

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Change in Net Assets Resulting from Operations
Net investment loss	$(20,878,815)	$(1,263,363)	$(48,656,709)
Net realized gains/(losses) on investments	913,982	(2,634,471)	54,144,229
Reversal of provision for taxes on realized gains on investments(1)	—	—	342,802
Net change in unrealized appreciation/(depreciation)of investments	34,775,696	(73,213,845)	(13,422,245)
Benefit from taxes on unrealized depreciation of investments(1)	2,757,070	2,116,784	16,058,080
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,567,933	(74,994,895)	8,466,157
Distributions from realized gains	—	(820,753)	(53,323,476)
Distributions from return of capital	—	(66,487)	—
Total distributions	—	(887,240)	(53,323,476)
Change in Net Assets Resulting from Capital Transactions
Issuance of common stock	—	—	26,964,591
Repurchases of common stock	(4,933,877)	—	—
Net Increase/(Decrease) in Net Assets Resulting from Capital Transactions	(4,933,877)	—	26,964,591
Total Increase/(Decrease) in Net Assets	12,634,056	(75,882,135)	(17,892,728)
Net assets at beginning of year	192,128,810	268,010,945	285,903,673
Net Assets at End of Year	$204,762,866	$192,128,810	$268,010,945
Capital Share Activity
Shares outstanding at beginning of year	22,181,003	22,181,003	19,320,100
Shares issued	—	—	2,860,903
Shares repurchased	(934,658)	—	—
Shares Outstanding at End of Year	21,246,345	22,181,003	22,181,003

(1)
Refer to “Note 9 — Income Taxes” for more detail.

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Cash Flows from Operating Activities
Net increase/(decrease) in net assets resulting from operations	$17,567,933	$(74,994,895)	$8,466,157
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net realized (gains)/losses on investments	(913,982)	2,634,471	(54,144,229)
Net change in unrealized (appreciation)/depreciation of investments	(34,775,696)	73,213,845	13,422,245
Gain on fair value adjustment for embedded derivative	—	—	(1,000)
Deferred tax liability	(2,757,070)	(2,116,784)	5,568,489
Current taxes payable	—	—	(134,733)
Amortization of discount on Convertible Senior Notes	869,751	863,751	134,266
Amortization of deferred financing costs	48,678	210,999	627,909
Amortization of fixed income security premiums and discounts	(139,544)	(54,522)	(78,212)
Paid-in-kind-interest	(152,270)	(447,009)	—
Non-cash dividend income	—	—	(46,781)
Change in restricted cash	—	52,931	(4,042)
Escrow proceeds receivable	603,456	—	—
Purchases of investments in:
Portfolio investments	(191,274)	(13,803,342)	(30,927,038)
U.S. Treasury bills	(360,031,336)	(119,998,208)	(255,015,475)
Proceeds from sales or maturity of investments in:
Portfolio investments	77,031,789	26,241,589	92,947,445
U.S. Treasury bills	290,000,000	120,000,000	325,000,000
U.S. Treasury strips	—	3,685,000	3,639,000
Change in operating assets and liabilities:
Due from GSV Asset Management(1)	—	220,770	(15,945)
Due from controlled investments	(840)	56,371	28,985
Prepaid expenses and other assets	4,959	13,884	369,100
Interest and dividends receivable	57,805	4,237	(70,512)
Escrow proceeds receivable	(603,456)	—	—
Due to GSV Asset Management(1)	(190,328)	(4,625,404)	5,024,033
Payable for securities purchased	62,987,075	(607)	(63,502,335)
Accounts payable and accrued expenses	122,592	230,024	(187,363)
Accrued incentive fees(1)	7,151,641	(15,188,121)	3,176,666
Accrued management fees(1)	(99,607)	(159,369)	42,147
Accrued interest payable	—	—	(82,895)
Net Cash Provided by/(Used in) Operating Activities	56,590,276	(3,960,389)	54,235,882
Cash Flows from Financing Activities
Borrowings under credit facility	16,000,000	3,500,000	6,000,000
Repayments under credit facility	(16,000,000)	(3,500,000)	(24,000,000)
Repurchases of common stock	(4,933,877)	—	—
Dividends paid	—	(887,240)	(26,358,885)
Deferred credit facility costs	(100,313)	—	—
Deferred offering costs	(50,120)	(169,614)	—
Net Cash Used in Financing Activities	(5,084,310)	(1,056,854)	(44,358,885)
Total Increase/(Decrease) in Cash Balance	51,505,966	(5,017,243)	9,876,997
Cash Balance at Beginning of Year	8,332,634	13,349,877	3,472,880
Cash Balance at End of Year	$59,838,600	$8,332,634	$13,349,877
Supplemental Information:
Interest paid	$3,684,410	$3,650,961	$5,044,064
Taxes paid	$54,014	$—	$—
Non-cash dividends paid	$—	$—	$26,964,591

(1)
This balance references a related-party transaction and is subject to the fee Waiver Agreement announced and effective subsequent to year-end. Refer to “Note 3 — Related-Party Arrangements” for more detail.

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2017
Portfolio Investments*	Headquarters/ Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
NON-CONTROLLED/NON-AFFILIATE
Palantir Technologies, Inc.	Palo Alto, CA
Common shares, Class A	Data Analysis	5,773,690	$16,189,935	$35,075,759	17.13%
Spotify Technology S.A.**	Stockholm, Sweden
Common shares	On-Demand Music Streaming	5,884	10,002,084	30,729,068	15.01%
Coursera, Inc.	Mountain View, CA
Preferred shares, Series B	Online Education	2,961,399	14,519,519	18,360,674	8.97%
Dropbox, Inc.	San Francisco, CA
Preferred shares, Series A-1	Cloud Computing Services	552,486	5,015,773	7,524,859	3.67%
Common shares		760,000	8,641,153	10,350,837	5.06%
Total			13,656,926	17,875,696	8.73%
General Assembly Space, Inc.	New York, NY
Preferred shares, Series C	Online Education	126,552	2,999,978	5,281,440	2.58%
Common shares		133,213	2,999,983	5,559,426	2.72%
Total			5,999,961	10,840,866	5.30%
Lyft, Inc.	San Francisco, CA
Preferred shares, Series E	On-Demand Transportation Services	128,563	2,503,585	4,269,577	2.09%
Preferred shares, Series D		176,266	1,792,749	5,853,938	2.86%
Total			4,296,334	10,123,515	4.95%
Course Hero, Inc.	Redwood City, CA
Preferred shares, Series A	Online Education	2,145,509	5,000,001	10,041,426	4.90%
Chegg, Inc.**	Santa Clara, CA
Common shares(3)(11)	Online Education Services	500,000	6,008,468	8,160,000	3.99%
Avenues Global Holdings, LLC(4)	New York, NY
Preferred shares, Junior Preferred Stock	Globally-Focused Private School	10,014,270	10,151,854	5,908,419	2.89%
Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript Exchange	3,200,512	4,000,982	5,583,562	2.73%
Enjoy Technology, Inc.	Menlo Park, CA
Preferred shares, Series B	On-Demand Commerce	1,681,520	4,000,280	3,929,210	1.92%
Preferred shares, Series A		879,198	1,002,440	1,190,998	0.58%
Total			5,002,720	5,120,208	2.50%
Knewton, Inc.	New York, NY
Preferred shares, Series E	Online Education	375,985	4,999,999	3,597,034	1.76%
SugarCRM, Inc.	Cupertino, CA
Preferred shares, Series E	Customer Relationship Manager	373,134	1,500,522	1,838,912	0.90%
Common shares		1,524,799	5,476,502	1,384,956	0.68%
Total			6,977,024	3,223,868	1.58%
A Place for Rover Inc. (f/k/a DogVacay, Inc.)(7)	Seattle, WA
Common shares	Peer-to-Peer Pet Services	707,991	2,506,119	3,130,348	1.53%
SharesPost, Inc.	San Francisco, CA
Preferred shares, Series B	Online Marketplace Finance	1,771,653	2,259,716	2,249,999	1.10%
Common warrants, $0.13 Strike Price, Expiration Date 6/15/2018		770,934	23,128	46,256	0.02%
Total			2,282,844	2,296,255	1.12%

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2017
Portfolio Investments*	Headquarters/ Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A-1	Education Technology	7,159,221	$1,502,362	$1,518,176	0.74%
Preferred shares, Series A		3,579,610	758,017	759,088	0.37%
Total			2,260,379	2,277,264	1.11%
Lytro, Inc.	Mountain View, CA
Preferred shares, Series D	Light Field Imaging Platform	159,160	502,081	100,680	0.05%
Preferred shares, Series C-1		3,378,379	10,000,002	2,013,587	0.98%
Total			10,502,083	2,114,267	1.03%
Clever, Inc.	San Francisco, CA
Preferred shares, Series B	Education Software	1,799,047	2,000,601	2,000,001	0.98%
Aspiration Partners, Inc.	Marina Del Rey, CA
Preferred shares, Series A	Financial Services	540,270	1,001,815	1,748,371	0.85%
Tynker (f/k/a Neuron Fuel, Inc.)	Mountain View, CA
Preferred shares, Series A	Computer Software	534,162	309,310	791,361	0.39%
4C Insights (f/k/a The Echo Systems Corp.)	Chicago, IL
Common shares	Social Data Platform	436,219	1,436,404	593,702	0.29%
Fullbridge, Inc.	Cambridge, MA
Common shares	Business Education	517,917	6,150,506	—	—%
Promissory note 1.47%, Due 11/9/2021(12)		$2,270,458	2,270,858	316,570	0.15%
Total			8,421,364	316,570	0.15%
Total Non-controlled/Non-affiliate			$137,526,726	$179,908,234	87.89%
NON-CONTROLLED/AFFILIATE(1)
Curious.com, Inc.	Menlo Park, CA
Preferred shares, Series B	Online Education	3,407,834	12,000,006	5,514,077	2.69%
Ozy Media, Inc.	Mountain View, CA
Convertible Promissory Note 5% Due 2/28/2018***(14)	Digital Media Platform	$2,000,000	2,000,000	1,067,639	0.52%
Preferred shares, Series B		922,509	4,999,999	2,367,022	1.16%
Preferred shares, Series A		1,090,909	3,000,200	1,419,810	0.69%
Preferred shares, Series Seed		500,000	500,000	236,635	0.12%
Total			10,500,199	5,091,106	2.49%
CUX, Inc. (d/b/a CorpU)	Philadelphia, PA
Senior Subordinated Convertible Promissory Note 8%, Due 11/26/2018***(6)	Corporate Education	$1,259,712	1,259,712	1,259,712	0.62%
Convertible preferred shares, Series D		169,033	778,607	989,489	0.48%
Convertible preferred shares, Series C		615,763	2,006,077	480,184	0.23%
Preferred Warrants Series D – Strike Price $4.59 – Expiration Date 2/25/2018(15)		16,903	—	2,366	0.00%
Total			4,044,396	2,731,751	1.33%
Declara, Inc.	Palo Alto, CA
Convertible Promissory Note 9% Due 12/31/2017(10)(12)	Social Cognitive Learning	$2,120,658	2,121,898	1,120,329	0.55%
Preferred shares, Series A		10,716,390	9,999,999	382,678	0.19%
Total			12,121,897	1,503,007	0.74%
EdSurge, Inc.	Burlingame, CA
Preferred shares, Series A-1	Education Media Platform	378,788	501,360	500,000	0.24%
Preferred shares, Series A		494,365	500,801	581,917	0.28%
Total			1,002,161	1,081,917	0.52%

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2017

Portfolio Investments*	Headquarters/ Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Maven Research, Inc.	San Francisco, CA
Preferred shares, Series C	Knowledge Networks	318,979	$2,000,447	$501,240	0.24%
Preferred shares, Series B		49,505	217,206	50,000	0.02%
Total			2,217,653	551,240	0.26%
Total Non-controlled/Affiliate			$41,886,312	$16,473,098	8.03%
CONTROLLED(2)
StormWind, LLC(5)	Scottsdale, AZ
Preferred shares, Series C	Interactive Learning	2,779,134	4,000,787	7,223,904	3.53%
Preferred shares, Series B		3,279,629	2,019,687	5,804,472	2.83%
Preferred shares, Series A		366,666	110,000	425,342	0.21%
Total			6,130,474	13,453,718	6.57%
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	Redwood City, CA
Convertible Promissory Note 8% Due 7/31/2018***(9)	Global Innovation Platform	$560,199	564,079	560,199	0.27%
Unsecured Promissory Note 12% Due 1/15/2018***(8)		$592,129	592,809	592,129	0.29%
Preferred shares, Series A-4		3,720,424	4,904,498	5,390,842	2.63%
Preferred shares, Series A-3		1,561,625	2,005,730	1,885,644	0.92%
Preferred shares, Series A-2		450,001	605,500	326,022	0.16%
Preferred shares, Series A-1		1,000,000	1,021,778	543,370	0.27%
Common shares		200,000	1,000	—	—%
Preferred Warrants Series A-3 – Strike Price $1.33 – Expiration Date 4/4/2019		187,500	—	1,875	0.00%
Preferred Warrants Series A-4 – Strike Price $1.33 – Expiration Date 10/6/2019		500,000	—	160,000	0.08%
Preferred Warrants Series A-4 – Strike Price $1.33 – Expiration Date 7/18/2021		250,000	74,380	102,500	0.05%
Preferred Warrants Series B – Strike Price $2.31 – Expiration Date 11/29/2021(13)		100,000	29,275	41,000	0.02%
Preferred Warrant Series B – Strike Price $2.31, Expiration Date 5/29/2022(8)		125,000	70,379	80,000	0.04%
Total			9,869,428	9,683,581	4.73%
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.)	Woodside, CA
Preferred shares, Class A***	Clean Technology	14,300,000	7,151,412	1,069,862	0.52%
Common shares		100,000	10,000	—	—%
Total			7,161,412	1,069,862	0.52%
Total Controlled			$23,161,314	$24,207,161	11.82%
Total Portfolio Investments			$202,574,352	$220,588,493	107.74%
U.S. Treasury
U.S. Treasury bill, 0%, due 1/4/2018***(3)		$100,000,000	99,985,833	99,994,000	48.83%
TOTAL INVESTMENTS			$302,560,185	$320,582,493	156.57%

*
All portfolio investments are non-control/non-affiliated and non-income-producing, unless otherwise identified. Equity investments are subject to lock-up restrictions upon their initial public offering (“IPO”). The Company’s and GSV Asset Management’s officers and staff, as applicable, may serve on the board of directors of the Company’s portfolio investments. (Refer to “Note 3 — Related-Party Arrangements”). All portfolio investments are considered Level 3 and valued using significant unobservable inputs, unless otherwise noted. (Refer to “Note 4 — Investments at Fair Value”). All investments are restricted as to resale, unless otherwise noted, and were valued at fair value as determined in good faith by the Company’s board of directors.

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2017

**
Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Of GSV Capital Corp.’s total portfolio as of December 31, 2017, 12.13% of its total investments are non-qualifying assets.

***
Investment is income-producing.

(1)
Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the 1940 Act. In general, a company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities (i.e., securities with the right to elect directors) of such company. For the Schedule of Investments In, and Advances To, Affiliates, as required by SEC Regulation S-X, Rule 12-14, refer to “Note 4 — Investments at Fair Value”.

(2)
Denotes a Control Investment. “Control Investments” are investments in those companies that are “Controlled Companies” of GSV Capital Corp., as defined in the 1940 Act. In general, under the 1940 Act, the Company would “Control” a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. For the Schedule of Investments In, and Advances To, Affiliates, as required by SEC Regulation S-X, Rule 12-14, refer to “Note 4 — Investments at Fair Value”.

(3)
Denotes an investment considered Level 1 valued using observable inputs.

(4)
GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly owned subsidiary, GSVC AV Holdings, Inc. In January 2018, GSV Capital Corp. sold its entire position in Avenues Global Holdings, LLC.

(5)
GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly owned subsidiary, GSVC SW Holdings, Inc.

(6)
Interest will accrue daily on the unpaid principal balance of the note. Interest began compounding annually on November 26, 2015. Accrued interest is not payable until the earlier of  (a) the closing of a subsequent equity offering by CUX, Inc. (d/b/a CorpU), or (b) the maturity of the note (November 26, 2018).

(7)
On March 29, 2017, A Place for Rover, Inc. acquired DogVacay, Inc. and, pursuant to a plan of reorganization, the Company received common shares of A Place for Rover Inc. in exchange for the Company’s previously held Series B-1 preferred shares of DogVacay, Inc.

(8)
On May 29, 2017, the maturity date of the unsecured promissory note to NestGSV, Inc. (d/b/a GSV Labs, Inc.) was extended to November 29, 2017 in exchange for 125,000 Series B warrants. For accounting purposes, the extension of the maturity date was treated as an extinguishment of the existing note and creation of a new note. Refer to “Note 4 — Investments at Fair Value.” On November 29, 2017, the maturity date of the unsecured promissory note to NestGSV, Inc. (d/b/a GSV Labs, Inc.) was extended to January 15, 2018. In January 2018, upon its maturity, NestGSV, Inc. (d/b/a GSV Labs, Inc.) repaid the unsecured promissory note, with interest.

(9)
On July 31, 2017, the maturity date of the convertible promissory note to NestGSV, Inc. (d/b/a GSV Labs, Inc.) was extended to July 31, 2018.

(10)
On July 1, 2017, the maturity date of the convertible promissory note to Declara, Inc. was extended to December 31, 2017. The convertible promissory note was further extended until January 31, 2018. The maturity date of the convertible promissory note to Declara, Inc. was then subsequently extended an additional three months to April 30, 2018. On January 31, 2018 the interest rate on the convertible promissory note increased to 12% per annum (including 365 days for the purposes of accrual).

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2017

(11)
On November 12, 2013, Chegg, Inc. priced its IPO. The lock-up agreement for the Company’s Chegg, Inc. common shares expired on May 11, 2014. As a result, the Company’s Chegg, Inc. common shares are considered unrestricted. As of February 22, 2018, all remaining shares of Chegg, Inc. held by GSV Capital Corp. had been sold.

(12)
As of December 31, 2017, the investments noted had been placed on non-accrual status.

(13)
In the fourth quarter of 2017, NestGSV, Inc. (d/b/a GSV Labs, Inc.) met certain financing qualifications under the Company’s warrant agreement with NestGSV, Inc. (d/b/a GSV Labs, Inc.), and the Company’s Series A-4 warrants with a strike price of  $1.33 converted to Series B warrants with a $2.31 strike price.

(14)
Subsequent to period-end, Ozy Media, Inc.’s obligations under its financing arrangements with the Company became past due. The Company and Ozy Media are in the process of renegotiating the terms of the Company’s investment.

(15)
On February 23, 2018, CUX, Inc. (d/b/a CorpU) agreed to extend the maturity of the Company’s Series D warrants until August 1, 2018.

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2016
Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
NON-CONTROLLED/NON-AFFILIATE
Palantir Technologies, Inc.	Palo Alto, CA
Preferred shares, Series G	Data Analysis	326,797	$1,008,968	$2,223,594	1.16%
Common shares, Class A		5,773,690	16,189,935	39,285,371	20.45%
Total			17,198,903	41,508,965	21.61%
Spotify Technology S.A.**	Stockholm, Sweden
Common shares	On-Demand Music Streaming	9,541	13,599,572	18,931,691	9.85%
Coursera, Inc.	Mountain View, CA
Preferred shares, Series B	Online Education	2,961,399	14,519,519	14,510,855	7.55%
JAMF Holdings, Inc.	Minneapolis, MN
Preferred shares, Series B	Mobile Device Management	73,440	9,999,928	13,856,754	7.21%
General Assembly Space, Inc.	New York, NY
Preferred shares, Series C	Online Education	126,552	2,999,978	6,697,132	3.49%
Common shares		133,213	2,999,983	7,049,632	3.67%
Total			5,999,961	13,746,764	7.16%
Dropbox, Inc.	San Francisco, CA
Preferred shares, Series A-1	Cloud Computing Services	552,486	5,015,773	5,552,484	2.89%
Common shares		760,000	8,641,153	7,638,000	3.98%
Total			13,656,926	13,190,484	6.87%
Lytro, Inc.	Mountain View, CA
Preferred shares, Series D	Light Field Imaging Platform	159,160	502,081	500,001	0.26%
Preferred shares, Series C-1		3,378,379	10,000,002	10,408,150	5.42%
Total			10,502,083	10,908,151	5.68%
Course Hero, Inc.	Redwood City, CA
Preferred shares, Series A	Online Education	2,145,509	5,000,001	10,532,304	5.48%
Chegg, Inc.**(18)	Santa Clara, CA
Common shares	Online Education Services	1,182,792	14,022,863	8,729,005	4.54%
Lyft, Inc.	San Francisco, CA
Preferred shares, Series E	On-Demand Transportation Services	128,563	2,503,585	3,249,430	1.69%
Preferred shares, Series D		176,266	1,792,749	4,203,062	2.19%
Total			4,296,334	7,452,492	3.88%
Avenues Global Holdings, LLC(4)	New York, NY
Preferred shares, Junior Preferred Stock	Globally-Focused Private School	10,014,270	10,151,854	6,128,733	3.19%
SugarCRM, Inc.	Cupertino, CA
Preferred shares, Series E	Customer Relationship Manager	373,134	1,500,522	2,354,476	1.23%
Common shares		1,524,799	5,476,502	3,762,442	1.96%
Total			6,977,024	6,116,918	3.19%
Dataminr, Inc.	New York, NY
Preferred shares, Series C	Social Media Analytics	301,369	1,100,909	1,377,256	0.72%
Preferred shares, Series B		904,977	2,063,356	4,135,745	2.15%
Total			3,164,265	5,513,001	2.87%

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2016
Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Enjoy Technology, Inc.	Menlo Park, CA
Preferred shares, Series B	On-Demand Commerce	1,681,520	$4,000,280	$4,000,000	2.08%
Preferred shares, Series A		879,198	1,002,440	1,443,091	0.75%
Total			5,002,720	5,443,091	2.83%
Snap Inc. (f/k/a Snapchat, Inc.)	Venice, CA
Preferred shares, Series F(17)	Social Communication	130,208	2,001,135	2,184,565	1.14%
Common shares, Class A(17)		130,208	2,001,135	2,184,565	1.14%
Total			4,002,270	4,369,130	2.28%
Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript Exchange	3,200,512	4,000,982	4,000,000	2.08%
Knewton, Inc.	New York, NY
Preferred shares, Series E	Online Education	375,985	4,999,999	3,782,409	1.97%
DogVacay, Inc.	Santa Monica, CA
Preferred shares, Series B-1	Peer-to-Peer Pet Services	514,562	2,506,119	2,500,771	1.30%
SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online Marketplace Finance	1,771,653	2,259,716	2,249,999	1.17%
Common warrants, $0.13 Strike Price, Expiration Date 6/15/2018		770,934	23,128	69,384	0.04%
Total			2,282,844	2,319,383	1.21%
DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A-1	Education Technology	7,159,221	1,502,362	1,503,436	0.78%
Preferred shares, Series A		3,579,610	758,017	751,718	0.39%
Total			2,260,379	2,255,154	1.17%
Clever, Inc.	San Francisco, CA
Preferred shares, Series B	Education Software	1,799,047	2,000,601	2,000,001	1.04%
Tynker (f/k/a Neuron Fuel, Inc.)	Mountain View, CA
Preferred shares, Series A	Computer Software	534,162	309,310	881,367	0.46%
Fullbridge, Inc.	Cambridge, MA
Common shares	Business Education	517,917	6,150,506	—	—%
Junior note 1.49%, Due 11/9/2021		2,270,458	2,270,858	877,359	0.46%
Total			8,421,364	877,359	0.46%
4C Insights (f/k/a The Echo Systems Corp.)	Chicago, IL
Common shares	Social Data Platform	436,219	1,436,404	505,744	0.26%
Aspiration Partners, Inc.	Marina Del Rey, CA
Preferred shares, Series A(11)	Financial Services	540,270	1,001,815	307,954	0.16%
Handle Financial, Inc. (f/k/a PayNearMe, Inc.)	Sunnyvale, CA
Common shares(13)	Cash Payment Network	5,480,348	14,000,398	164,410	0.08%
Cricket Media (f/k/a ePals Inc.)(10)	Herndon, VA
Common shares	Online Education	133,333	2,448,959	—	—%
Beamreach Solar, Inc. (f/k/a Solexel, Inc.)	Milpitas, CA
Convertible Promissory Note 9%, Due 5/10/2017***(3)(16)	Solar Power	$250,000	254,444	—	—%
Preferred shares, Series D		1,613,413	2,419,751	—	—%
Preferred shares, Series C		5,300,158	11,598,648	—	—%
Total			14,272,843	—	—%

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2016

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Orchestra One, Inc. (f/k/a Learnist Inc.)	San Francisco, CA
Common shares	Consumer Health Technology	57,026	$4,959,614	$—	—%
Earlyshares.com, Inc.	Miami, FL
Convertible Promissory Note 5%, Due 2/26/2017 ***(9)(3)	Equity Crowdfunding	$50,000	50,840	—	—%
Preferred shares, Series A		165,715	261,598	—	—%
Total			312,438	—	—%
AliphCom, Inc. (d/b/a Jawbone)	San Francisco, CA
Common shares	Smart Device Company	150,000	793,152	—	—%
Total Non-controlled/Non-affiliate			$204,101,445	$200,532,890	104.38%
NON-CONTROLLED/AFFILIATE(1)
Ozy Media, Inc.	Mountain View, CA
Convertible Promissory Note 5% Due 2/28/2018***	Digital Media Platform	$2,000,000	2,000,000	2,000,000	1.04%
Preferred shares, Series B		922,509	4,999,999	4,999,999	2.60%
Preferred shares, Series A		1,090,909	3,000,200	3,000,000	1.56%
Preferred shares, Series Seed		500,000	500,000	610,000	0.32%
Total			10,500,199	10,609,999	5.52%
Curious.com Inc.	Menlo Park, CA
Preferred shares, Series B	Online Education	3,407,834	12,000,006	9,984,954	5.20%
Declara, Inc.	Palo Alto, CA
Convertible Promissory Note 9% Due 6/30/2017***(12)	Social Cognitive Learning	$2,120,658	2,120,658	2,827,020	1.47%
Preferred shares, Series A		10,716,390	9,999,999	4,786,654	2.49%
Total			12,120,657	7,613,674	3.96%
Whittle Schools, LLC(5)	New York, NY
Preferred shares, Series B	Globally-Focused Private School	3,000,000	3,000,000	3,000,000	1.56%
Common shares		229	1,577,097	1,500,000	0.78%
Total			4,577,097	4,500,000	2.34%
CUX, Inc. (d/b/a CorpU)	Philadelphia, PA
Senior Subordinated Convertible Promissory Note 8%, Due 11/26/2018***(8)	Corporate Education	$1,166,400	1,166,400	1,166,400	0.61%
Convertible preferred shares, Series D		169,033	778,607	775,861	0.40%
Convertible preferred shares, Series C		615,763	2,006,077	1,913,484	1.00%
Preferred warrants, Series D, $4.59 Strike Price, Expiration Date 2/25/2018		16,903	—	4,395	0.00%
Total			3,951,084	3,860,140	2.01%
Maven Research, Inc.	San Francisco, CA
Preferred shares, Series C	Knowledge Networks	318,979	2,000,447	1,999,998	1.04%
Preferred shares, Series B		49,505	217,206	223,763	0.12%
Total			2,217,653	2,223,761	1.16%
Strategic Data Command, LLC(7)	Sunnyvale, CA
Common shares	Big Data Consulting	2,400,000	989,277	2,052,555	1.07%
EdSurge, Inc.	Burlingame, CA
Preferred shares, Series A-1	Education Media Platform	378,788	501,360	500,000	0.26%
Preferred shares, Series A		494,365	500,801	588,294	0.31%
Total			1,002,161	1,088,294	0.57%

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2016

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))	New York, NY
Promissory Note 12%, Due 11/17/2017***(15)	Sports Analytics	$25,000	$26,840	$26,544	0.01%
Preferred shares, Series A		1,864,495	1,777,576	484,769	0.26%
Preferred warrants, $1.17 Strike Price, Expiration Date 11/18/2022		5,360	576	—	—%
Preferred warrants, $1.17 Strike Price, Expiration Date 8/29/2021		175,815	—	—	—%
Preferred warrants, $1.17 Strike Price, Expiration Date 6/26/2021		38,594	—	—	—%
Preferred warrants, $1.17 Strike Price, Expiration Date 9/30/2020		160,806	—	—	—%
Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017		500,000	31,354	—	—%
Total			1,836,346	511,313	0.27%
Global Education Learning (Holdings) Ltd.**	Hong Kong
Preferred shares, Series A	Education Technology	2,126,475	675,495	—	—%
AlwaysOn, Inc.	Woodside, CA
Preferred shares, Series A-1	Social Media	4,465,925	876,023	—	—%
Preferred shares, Series A		1,066,626	1,027,391	—	—%
Preferred warrants Series A, $1.00 Strike Price, Expiration Date 1/9/2017		109,375	—	—	—%
Total			1,903,414	—	—%
Total Non-controlled/Affiliate			$51,773,388	$42,444,690	22.10%
CONTROLLED(2)
StormWind, LLC(6)	Scottsdale, AZ
Preferred shares, Series C	Interactive Learning	2,779,134	4,000,787	4,650,838	2.42%
Preferred shares, Series B		3,279,629	2,019,687	4,470,403	2.33%
Preferred shares, Series A		366,666	110,000	499,796	0.26%
Total			6,130,474	9,621,037	5.01%
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	Redwood City, CA
Convertible Promissory Note 8% Due 7/31/2017***	Global Innovation Platform	$500,000	457,592	427,900	0.22%
Unsecured Promissory Note 12% Due 5/29/2017***		$526,000	501,802	496,725	0.26%
Preferred shares, Series A-4(14)		3,720,424	4,904,498	2,715,910	1.41%
Preferred shares, Series A-3(14)		1,561,625	2,005,730	952,591	0.50%
Preferred shares, Series A-2(14)		450,001	605,500	166,500	0.09%
Preferred shares, Series A-1(14)		1,000,000	1,021,778	270,000	0.14%
Common shares		200,000	1,000	—	0.00%
Preferred warrants, Series A-3 – $1.33 Strike Price, Expiration Date 4/4/2019		187,500	—	5,625	—%
Preferred warrants, Series A-4 – $1.33 Strike Price, Expiration Date 10/6/2019		500,000	—	40,000	0.02%
Preferred warrants, Series A-4 – $1.33 Strike Price, Expiration Date 7/18/2021		250,000	74,380	22,500	0.01%
Preferred warrants, Series A-4 – $1.33 Strike Price, Expiration Date 11/29/2021		100,000	29,275	9,000	—
Total			9,601,555	5,106,751	2.65%
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.)	Woodside, CA
Preferred shares, Class A	Clean Technology	14,300,000	7,151,412	4,309,778	2.24%
Common shares		100,000	10,000	—	—%
Total			7,161,412	4,309,778	2.24%
Total Controlled			$22,893,441	$19,037,566	9.90%
Total Portfolio Investments			$278,768,274	$262,015,146	136.38%
See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2016

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
U.S. Treasury
U.S. Treasury bill, 0%, due 1/5/2017***(18)		$30,000,000	29,998,750	29,998,490	15.62%
TOTAL INVESTMENTS			$308,767,024	$292,013,636	152.00%

*
All portfolio investments are non-control/non-affiliated and non-income-producing, unless otherwise identified. Equity investments are subject to lock-up restrictions upon their initial public offering (“IPO”). The Company’s and GSV Asset Management’s officers and staff, as applicable, may serve on the board of directors of the Company’s portfolio investments. (Refer to “Note 3 — Related-Party Arrangements”). All portfolio investments are considered Level 3 and valued using significant unobservable inputs, unless otherwise noted. (Refer to “Note 4 — Investments at Fair Value”).

**
Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Of GSV Capital Corp.’s total portfolio as of December 31, 2016, 9.47% of its total investments are non-qualifying assets.

***
Investment is income-producing.

(1)
Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the 1940 Act. In general, a company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities (i.e., securities with the right to elect directors) of such company. For the Schedule of Investments In, and Advances To, Affiliates, as required by SEC Regulation S-X, Rule 12-14, refer to “Note 4 — Investments at Fair Value”.

(2)
Denotes a Control Investment. “Control Investments” are investments in those companies that are “Controlled Companies” of GSV Capital Corp., as defined in the 1940 Act. In general, under the 1940 Act, the Company would “Control” a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. For the Schedule of Investments In, and Advances To, Affiliates, as required by SEC Regulation S-X, Rule 12-14, refer to “Note 4 — Investments at Fair Value”.

(3)
As of December 31, 2016, the investments noted had been placed on non-accrual status.

(4)
GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly owned subsidiary GSVC AV Holdings, Inc.

(5)
GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment that is collateralized by Avenues Global Holdings, LLC, as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings, LLC.

(6)
GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly owned subsidiary GSVC SW Holdings, Inc.

(7)
GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly owned subsidiary GSVC SVDS Holdings, Inc.

(8)
Interest will accrue daily on the unpaid principal balance of the note. Interest began compounding annually on November 26, 2015. Accrued interest is not payable until the earlier of  (a) the closing of a subsequent equity offering by CUX, Inc. (d/b/a CorpU), or (b) the maturity of the note (November 26, 2018).

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS – continued
December 31, 2016

(9)
Interest will accrue daily on the unpaid principal balance of the note. Interest began compounding annually on February 26, 2015. Accrued interest is not payable until the earlier of  (a) the closing of a subsequent equity offering by Earlyshares.com, Inc., or (b) the maturity of the note (February 26, 2017).

(10)
On June 6, 2016, Cricket Media (f/k/a ePals Inc.) declared a 10:1 reverse split of its common shares.

(11)
On July 29, 2016, Aspiration Partners, Inc. declared a 30:1 split of its preferred shares.

(12)
On December 30, 2016, Declara, Inc. extended the maturity date of the note held for one year until June 30, 2017.

(13)
On December 21, 2016, Handle Financial, Inc. (f/k/a PayNearMe, Inc.) converted its Series E Preferred shares into Common Class A shares on a 1:1 basis.

(14)
On December 15, 2016, NestGSV, Inc. (d/b/a GSV Labs, Inc.) converted its Series A, B, C, and D Preferred shares into Series A-1, A-2, A-3, and A-4 preferred shares, respectively, on a 1:1 basis.

(15)
On December 31, 2016, Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) extended the maturity date of the note held for one year until November 17, 2017.

(16)
Interest will accrue daily on the unpaid principal balance of the note. Interest began compounding annually on November 26, 2016. Accrued interest is not payable until the earlier of  (a) the closing of a subsequent equity offering by Beamreach Solar, Inc. (f/k/a Solexel, Inc.), or (b) the maturity of the note (May 10, 2017).

(17)
On October 26, 2016, the Snap Inc. board of directors approved a distribution of shares of Class A common stock as a dividend to the holders of all preferred stock and common stock outstanding on October 31, 2016. One share of Class A common stock was distributed for each share of preferred stock and common stock outstanding.

(18)
Denotes an investment considered Level 1 and valued using observable inputs.

See accompanying notes to consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017
NOTE 1 — NATURE OF OPERATIONS
GSV Capital Corp. (the “Company” or “GSV Capital”), formed in September 2010 as a Maryland corporation, is an externally managed, non-diversified closed-end management investment company. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment activities are managed by GSV Asset Management, LLC (“GSV Asset Management”), and GSV Capital Service Company, LLC (“GSV Capital Service Company”) provides the administrative services necessary for the Company to operate.
The Company’s date of inception was January 6, 2011, which is the date it commenced its development stage activities. The Company’s common stock is currently listed on the Nasdaq Capital Market under the symbol “GSVC”. The Company began its investment operations during the second quarter of 2011.
The table below displays all the Company’s subsidiaries as of December 31, 2017, which, other than GSV Capital Lending, LLC (“GCL”), are collectively referred to as the “GSVC Holdings.” The GSVC Holdings were formed to hold portfolio investments. The GSVC Holdings, including their associated portfolio investments, are consolidated with the Company for accounting purposes, but have elected to be treated as separate entities for U.S. federal income tax purposes. GCL was formed to originate portfolio loan investments within the state of California and is consolidated with the Company for accounting purposes. Refer to “Note 2 — Significant Accounting Policies — Basis of Consolidation” below for further detail.
Subsidiary	Jurisdiction of Incorporation	Formation Date	Percentage Owned
GCL	Delaware	April 13, 2012	100%
Subsidiaries below are referred to collectively, as the “GSVC Holdings”
GSVC AE Holdings, Inc. (“GAE”)	Delaware	November 28, 2012	100%
GSVC AV Holdings, Inc. (“GAV”)	Delaware	November 28, 2012	100%
GSVC NG Holdings, Inc. (“GNG”)	Delaware	November 28, 2012	100%
GSVC SW Holdings, Inc. (“GSW”)	Delaware	November 28, 2012	100%
GSVC WS Holdings, Inc. (“GWS”)	Delaware	November 28, 2012	100%
GSVC SVDS Holdings, Inc. (“SVDS”)	Delaware	August 13, 2013	100%
The Company’s investment objective is to maximize its portfolio’s total return, principally by seeking capital gains on its equity and equity-related investments. The Company invests principally in the equity securities of what it believes to be rapidly growing venture-capital-backed emerging companies. The Company may acquire its investments in these portfolio companies through: offerings of the prospective portfolio companies, transactions on secondary marketplaces for private companies, or negotiations with selling stockholders. The Company may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria, subject to any applicable limitations under the 1940 Act.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements of the Company are prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is an investment company following the specialized accounting and reporting guidance specified in the Financial Accounting Standards Board’s (“FASB”)

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of consolidated financial statements for the interim period have been included.
Basis of Consolidation
Under Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ (“AICPA”) Audit and Accounting Guide for Investment Companies, the Company is precluded from consolidating any entity other than another investment company, a controlled operating company that provides substantially all of its services and benefits to the Company, and certain entities established for tax purposes where the Company holds a 100% interest. Accordingly, the Company’s consolidated financial statements include its accounts and the accounts of the GSVC Holdings and GCL, its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.
Use of Estimates
The preparation of consolidated financial statements in accordance with GAAP requires the Company’s management to make a number of significant estimates. These include estimates of the fair value of certain assets and liabilities and other estimates that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reporting period. It is likely that changes in these estimates will occur in the near term. The Company’s estimates are inherently subjective in nature and actual results could differ materially from such estimates.
Uncertainties and Risk Factors
The Company is subject to a number of risks and uncertainties in the nature of its operations, as well as vulnerability due to certain concentrations. Refer to “Risk Factors” in this prospectus supplement and the accompanying prospectus for a detailed discussion of the risks and uncertainties inherent in the nature of the Company’s operations. Refer to “Note 4 — Investments at Fair Value.” for an overview of the Company’s industry and geographic concentrations.
Investments at Fair Value
The Company applies fair value accounting in accordance with GAAP and the AICPA’s Audit and Accounting Guide for Investment Companies. The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 — Valuations based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access at the measurement date.
Level 2 — Valuations based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Level 3 — Valuations based on unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. The majority of the Company’s investments are Level 3 investments and are subject to a high degree of judgment and uncertainty in determining fair value.
When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such assets and liabilities categorized within the Level 3 table set forth in “Note 4 — Investments at Fair Value” may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).
A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. Refer to “Levelling Policy” below for a detailed discussion of the levelling of the Company’s financial assets or liabilities and events that may cause a reclassification within the fair value hierarchy.
Securities for which market quotations are readily available on an exchange are valued at the most recently available closing price of such security as of the valuation date, unless there are legal or contractual restrictions on the sale or use of such security that under ASC 820-10-35 should be incorporated into the security’s fair value measurement as a characteristic of the security that would transfer to market participants who would buy the security. The Company may also obtain quotes with respect to certain of its investments from pricing services, brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined to be adequate, the Company uses the quote obtained.
Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of GSV Asset Management, our board of directors or the valuation committee of the Company’s board of directors (the “Valuation Committee”), does not reliably represent fair value, shall each be valued as follows:
1.
The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GSV Asset Management responsible for the portfolio investment;

2.
Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;

3.
An independent third-party valuation firm is engaged by the Valuation Committee to conduct independent appraisals and review GSV Asset Management’s preliminary valuations and make its own independent assessment, for all investments for which there are no readily available market quotations;

4.
The Valuation Committee discusses the valuations and recommends to the Company’s board of directors a fair value for each investment in the portfolio based on the input of GSV Asset Management and the independent third-party valuation firm; and

5.
The Company’s board of directors then discusses the valuations recommended by the Valuation Committee and determines in good faith the fair value of each investment in the portfolio.

In making a good faith determination of the fair value of investments, the Company considers valuation methodologies consistent with industry practice. Valuation methods utilized include, but are not

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

limited to the following: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. The Company assigns a weighting based upon the relevance of each method to determine the fair value of each investment.
For investments that are not publicly traded or that do not have readily available market quotations, the Valuation Committee generally engages an independent valuation firm to provide an independent valuation, which the Company’s board of directors considers, among other factors, in making its fair value determinations for these investments. For the current and prior fiscal year, the Valuation Committee engaged an independent valuation firm to perform valuations of 100% of the Company’s investments for which there were no readily available market quotations.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements.
Equity Investments
Equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets. Equity investments with readily available market quotations that are subject to sales restrictions due to an initial public offering (“IPO”) by the portfolio company will be classified as Level 1. Any other equity investments with readily available market quotations that are subject to sales restrictions that would transfer to market participants who would buy the security may be valued at a discount for a lack of marketability (“DLOM”), to the most recently available closing market prices depending upon the nature of the sales restriction. These investments are generally classified as Level 2 assets. The DLOM used is generally based upon the market value of publicly traded put options with similar terms.
The fair values of the Company’s equity investments for which market quotations are not readily available are determined based on various factors and are classified as Level 3 assets. To determine the fair value of a portfolio company for which market quotations are not readily available, the Company may analyze the relevant portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors. The Company may also consider other events, including the transaction in which the Company acquired its securities, subsequent equity sales by the portfolio company, and mergers or acquisitions affecting the portfolio company. In addition, the Company may consider the trends of the portfolio company’s basic financial metrics from the time of its original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value.
In determining the value of equity or equity-linked securities (including warrants to purchase common or preferred stock) in a portfolio company, the Company considers the rights, preferences and limitations of such securities. In cases where a portfolio company’s capital structure includes multiple classes of preferred and common stock and equity-linked securities with different rights and preferences, the Company may use an option pricing model to allocate value to each equity-linked security, unless it believes a liquidity event such as an acquisition or a dissolution is imminent, or the portfolio company is unlikely to continue as a going concern. When equity-linked securities expire worthless, any cost associated with these positions is

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

recognized as a realized loss on investments in the Consolidated Statements of Operations and Consolidated Statements of Cash Flows. In the event these securities are exercised into common or preferred stock, the cost associated with these securities is reassigned to the cost basis of the new common or preferred stock. These conversions are noted as non-cash operating items on the Consolidated Statements of Cash Flows.
Debt Investments
Given the nature of the Company’s current debt investments (excluding U.S. Treasuries), principally convertible and promissory notes issued by venture-capital-backed portfolio companies, these investments are classified as Level 3 assets because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. The Company’s debt investments are valued at estimated fair value as determined by the Company’s board of directors.
Warrants
The Company’s board of directors will ascribe value to warrants based on fair value analyses that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate. These investments are classified as Level 3 assets because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. The Company’s warrants are valued at estimated fair value as determined by the Company’s board of directors.
Portfolio Company Investment Classification
GSV Capital is a non-diversified company within the meaning of the 1940 Act. GSV Capital classifies its investments by level of control. As defined in the 1940 Act, control investments are those where there is the power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual directly or indirectly owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist when a company or individual directly or indirectly owns, controls or holds the power to vote 5% or more of the outstanding voting securities of a portfolio company. Refer to the Consolidated Schedules of Investments as of December 31, 2017 and December 31, 2016, respectively, for details regarding the nature and composition of the Company’s investment portfolio.
Levelling Policy
The portfolio companies in which the Company invests may offer their shares in IPOs. The Company’s shares in such portfolio companies are typically subject to lock-up agreements for 180 days following the IPO. Upon the IPO date, the Company transfers its investment from Level 3 to Level 1 due to the presence of an active market, limited by the lock-up agreement. The Company prices the investment at the closing price on a public exchange as of the measurement date. In situations where there are lock-up restrictions, as well as legal or contractual restrictions on the sale or use of such security that under ASC 820-10-35 should be incorporated into the security’s fair value measurement as a characteristic of the security that would transfer to market participants who would buy the security, the Company will classify the investment as Level 2 subject to an appropriate DLOM to reflect the restrictions upon sale. The Company transfers investments between levels based on the fair value at the beginning of the measurement period in accordance with FASB ASC 820. For investments transferred out of Level 3 due to an IPO, the Company transfers these investments based on their fair value at the IPO date.
Securities Transactions
Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.
Valuation of Other Financial Instruments
The carrying amounts of the Company’s other, non-investment financial instruments, consisting of cash, receivables, accounts payable, and accrued expenses, approximate fair value due to their short-term nature.
Cash
The Company places its cash with U.S. Bank, N.A., Bridge Bank (a subsidiary of Western Alliance Bank), and Silicon Valley Bank, and at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company believes that U.S. Bank, N.A., Western Alliance Bank, and Silicon Valley Bank are high-quality financial institutions and that the risk of loss associated with any uninsured balance is remote.
Escrow Proceeds Receivable
During the year ended December 31, 2017 the Company completed the sale of its investments in JAMF Holdings, Inc. and Strategic Data Command, LLC. A portion of the proceeds from the sale of these portfolio investments are held in escrow as a recourse for indemnity claims that may arise under the sale agreement. Amounts held in escrow are held at estimated realizable value and included in net realized gains (losses) on investments in the Consolidated Statements of Operations. Such transactions are reflected on the Consolidated Statement of Assets and Liabilities as escrow proceeds receivable. At December 31, 2017 and 2016, the Company had $603,456 and $0, respectively, in escrow proceeds receivable.
Deferred Financing Costs
The Company records origination costs related to lines of credit as deferred financing costs. These costs are deferred and amortized as part of interest expense using the straight-line method over the respective life of the line of credit. For modifications to a line of credit, any unamortized origination costs are expensed. Included within deferred financing costs are offering costs incurred relating to the Company’s shelf registration statement on Form N-2. The Company defers these offering costs until capital is raised pursuant to the shelf registration statement or the shelf registration statement has expired. For equity capital raised, the offering costs reduce paid-in capital resulting from the offering. For debt capital raised, the associated offering costs are amortized over the life of the debt instrument using the effective interest method. As of December 31, 2017, and December 31, 2016, the Company had deferred financing costs of $413,023 and $311,268, respectively, on the Consolidated Statements of Assets and Liabilities.
	December 31, 2017	December 31, 2016
Unamortized origination costs	$—	$—
Deferred offering costs	413,023	311,268
Deferred Financing Costs	$413,023	$311,268

Revenue Recognition
The Company recognizes gains or losses on the sale of investments using the specific identification method. The Company recognizes interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis. The Company recognizes dividend income on the ex-dividend date.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Investment Transaction Costs and Escrow Deposits
Commissions and other costs associated with an investment transaction, including legal expenses not reimbursed by the portfolio company, are included in the cost basis of purchases and deducted from the proceeds of sales. The Company makes certain acquisitions on secondary markets, which may involve making deposits to escrow accounts until certain conditions are met, including the underlying private company’s right of first refusal. If the underlying private company does not exercise or assign its right of first refusal and all other conditions are met, then the funds in the escrow account are delivered to the seller and the account is closed. Such transactions would be reflected on the Consolidated Statement of Assets and Liabilities as escrow deposits. At December 31, 2017 and December 31, 2016, the Company had no escrow deposits.
Unrealized Appreciation or Depreciation of Investments
Unrealized appreciation or depreciation is calculated as the difference between the fair value of the investment and the cost basis of such investment.
U.S. Federal and State Income Taxes
The Company elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with its taxable year ended December 31, 2014, has qualified to be treated as a RIC for subsequent taxable years and intends to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including payment-in-kind interest income, as defined by the Code, and net tax-exempt interest income (which is the excess of its gross tax-exempt interest income over certain disallowed deductions) for each taxable year and meet certain source of income and asset diversification requirements on a quarterly basis. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward into the next tax year ICTI in excess of current year dividend distributions. Any such carryforward ICTI must be distributed on or before December 31 of the subsequent tax year to which it was carried forward.
If the Company does not distribute (or is not deemed to have distributed) each calendar year a sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Minimum Distribution Amount”), it generally will be required to pay an excise tax equal to 4% of the amount by which the Minimum Distribution Amount exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will exceed estimated current year dividend distributions from such taxable income, the Company will accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
So long as the Company qualifies and maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company. Included in the Company’s consolidated financial statements, the GSVC Holdings are taxable subsidiaries, regardless of whether the Company is a RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in the Company’s consolidated financial statements.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

If it is not treated as a RIC, the Company will be taxed as a regular corporation (a “C corporation”) under subchapter C of the Code for such taxable year. If the Company has previously qualified as a RIC but is subsequently unable to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, the Company would be subject to tax on all of its taxable income (including its net capital gains) at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would it be required to make distributions. Distributions, including distributions of net long-term capital gain, would generally be taxable to its stockholders as ordinary dividend income to the extent of the Company’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Company’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, the Company would be required to distribute all of its previously undistributed earnings attributable to the period it failed to qualify as a RIC by the end of the first year that it intends to requalify for tax treatment as a RIC. If the Company fails to requalify for tax treatment as a RIC for a period greater than two taxable years, it may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Company had been liquidated) that it elects to recognize on requalification or when recognized over the next five years. The Company was taxed as a C Corporation for its 2012 and 2013 taxable years. Refer to “Note 9 — Income Taxes” for further details.
Per Share Information
Basic net increase/(decrease) in net assets resulting from operations per common share is computed using the weighted-average number of shares outstanding for the period presented. Diluted net increase/(decrease) in net assets resulting from operations per common share is computed by dividing net increase/(decrease) in net assets resulting from operations for the period adjusted to include the pre-tax effects of interest incurred on potentially dilutive securities, by the weighted-average number of common shares outstanding plus any potentially dilutive shares outstanding during the period. The Company used the if-converted method in accordance with FASB ASC 260, Earnings Per Share (“ASC 260”) to determine the number of potentially dilutive shares outstanding. Refer to “Note 6 — Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share — Basic and Diluted” for further detail.
Recently Adopted Accounting Standards
In October, 2016, the SEC amended Regulation S-X to, among other things, standardize the reporting of certain derivative investments in the financial statements of business development companies. The amendments to Regulation S-X also update the required disclosure for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of a BDC’s financial statements. The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017. The adoption of the amendments to Regulation S-X did not have a material impact on the financial statements of the Company.
In December 2016, the FASB released an accounting standards update (“ASU”) that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The adoption of the technical updates to ASC 820 had no material impact on the financial statements of the Company.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Recently Issued Accounting Standards
In July 2017, the FASB issued ASU 2017-13 which addressed the application of ASU 2014-9, Revenue from Contracts with Customers (Topic 606) as it relates to adoption period for entities not otherwise required to adopt the new revenue recognition standard, but whose financial statements or financial information are included in another entity’s filing with the SEC. ASU 2014-9, issued by FASB in May 2014, and related amendments, provide comprehensive guidance for recognizing revenue from contracts with customers. Entities will be able to recognize revenue when the entity transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. The guidance in ASU 2014-9, and the related amendments, is effective for the Company on January 1, 2018. The Company has elected to adopt the ASU on January 1, 2018, and does not expect that it will have a material impact on the Company’s consolidated financial statements.
NOTE 3 — RELATED-PARTY ARRANGEMENTS
Investment Advisory Agreement
The Company has entered into an investment advisory agreement with GSV Asset Management (the “Investment Advisory Agreement”). Under the terms of the agreement, GSV Asset Management is paid a quarterly management fee and an annual incentive fee. GSV Asset Management is controlled by Michael Moe, the Executive Chairman of the Company’s board of directors. Mr. Moe, through his ownership interest in GSV Asset Management, is entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement. Mr. Moe and William Tanona, the Company’s President, Chief Financial Officer, Treasurer and Corporate Secretary, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. Mark Klein, the Company’s Chief Executive Officer and a member of the Company’s board of directors, or entities with which he is affiliated, receives consulting fees from GSV Asset Management equal to a percentage of each of the base management fee and the incentive fee paid by the Company to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management.
Under the Investment Advisory Agreement, there are no restrictions on the right of any manager, partner, officer or employee of GSV Asset Management to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies). GSV Asset Management has, however, adopted an internal policy whereby any fees or compensation received by a manager, partner, officer or employee of GSV Asset Management in exchange for serving as a director of, or providing consulting services to, any of the Company’s portfolio companies will be transferred to the Company, net of any personal taxes incurred, upon such receipt for the benefit of the Company and its stockholders.
Management Fees
Under the terms of the Investment Advisory Agreement, GSV Asset Management is paid a base management fee of 2.0% of gross assets, which is the Company’s total assets reflected on its Consolidated Statements of Assets and Liabilities (with no deduction for liabilities) reduced by any non-portfolio investments. Effective January 1, 2017 through December 31, 2017, pursuant to a voluntary waiver by GSV Asset Management, the Company paid GSV Asset Management a base management fee of 1.75%, a 0.25% reduction from the 2.0% base management fee payable under the Investment Advisory Agreement. This waiver of a portion of the base management fee is not subject to recourse against or reimbursement by the Company. GSV Asset Management earned $5,666,176, $6,896,347 and $8,044,801 in management fees for the years ended December 31, 2017, 2016 and 2015, respectively. GSV Asset Management waived $708,272 in management fees for the year ended December 31, 2017. GSV Asset Management did not waive management fees for the years ended December 31, 2016, and 2015, respectively.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Effective February 1, 2018, the management fee paid by the Company to GSV Asset Management under the Investment Advisory Agreement is modified pursuant to the terms of the fee waiver agreement dated February 2, 2018 (the “Waiver Agreement”). See “Note 11 — Subsequent Events — Waiver Agreement” for further detail.
Incentive Fees
Under the terms of the Investment Advisory Agreement, GSV Asset Management is paid an annual incentive fee equal to the lesser of  (i) 20% of the Company’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.
The Company is required to accrue incentive fees for all periods as if the Company had fully liquidated its entire investment portfolio at the fair value stated on the Consolidated Statements of Assets and Liabilities as of December 31, 2017 and 2016. This accrual considers both the hypothetical liquidation of the Company’s portfolio described previously, as well as the Company’s actual cumulative realized gains and losses since inception, as well any previously paid incentive fees.
For the year ended December 31, 2017, the Company accrued incentive fees of  $7,151,641. For the year ended December 31, 2016, the Company reversed accrued incentive fees of  $15,188,121. For the year ended December 31, 2015, the Company accrued incentive fees of  $8,170,326.
Effective February 1, 2018, the incentive fee paid by the Company to GSV Asset Management under the Investment Advisory Agreement is modified pursuant to the terms of the Waiver Agreement. See “Note 11 — Subsequent Events — Waiver Agreement” for further detail.
Due to GSV Asset Management
As of December 31, 2017, there were no receivables owed to the Company by GSV Asset Management. In addition, as of December 31, 2017, the Company owed GSV Asset Management $231,697 primarily for the reimbursement of overhead allocation expenses and travel expenses.
As of December 31, 2016, there were no receivables owed to the Company by GSV Asset Management. In addition, as of December 31, 2016, the Company owed GSV Asset Management $422,025 primarily for the reimbursement of overhead allocation expenses.
Administration Agreement
The Company has entered into an administration agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping, record keeping services, and other administrative services. GSV Asset Management controls GSV Capital Service Company. The Company reimburses GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the Company’s President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services. While there is no limit on the total amount of expenses the Company may be required to reimburse to GSV Capital Service Company, GSV Capital Service Company will only charge the Company for the actual expenses GSV Capital Service Company incurs on the Company’s behalf, or the Company’s allocable portion thereof, without any profit to GSV Capital Service Company. There were $1,874,839, $2,545,316, and $2,681,079 in such costs incurred under the Administration Agreement for the years ended December 31, 2017, 2016 and 2015, respectively.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

License Agreement
The Company entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant the Company a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, the Company has the right to use the GSV name for so long as the Investment Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, the Company has no legal right to the “GSV” name.
Other Arrangements
Mark Moe, who is the brother of Michael Moe, the Executive Chairman of the Company’s board of directors, serves as Vice President of Business Development, Global Expansion for NestGSV, Inc. (d/b/a GSV Labs, Inc.), one of the Company’s portfolio companies. Diane Flynn, who is the spouse of the Company’s former President, Mark Flynn, served as Chief Marketing Officer of NestGSV, Inc. until her resignation in January 2017. Ron Johnson, the Chief Executive Officer of Enjoy Technology, Inc., one of the Company’s portfolio companies, is the brother-in-law of the Company’s former President, Mark Flynn. As of December 31, 2017, the fair values of the Company’s investments in NestGSV, Inc. and Enjoy Technology, Inc. were $9,683,581 and $5,120,208, respectively. Another one of the Company’s portfolio companies, SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.), was previously allowed to utilize office space paid for by GSV Asset Management. SPBRX, INC. was not required to pay GSV Asset Management or the Company any consideration for rent. The Company did not consider this to be an arms-length transaction. In August 2016, SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.) moved out of the office space paid for by GSV Asset Management.
In addition, the Company’s executive officers and directors, and the principals of the Company’s investment adviser, GSV Asset Management, serve or may serve as officers, directors or managers of entities that operate in a line of business similar to the Company’s, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Company or the Company’s stockholders. For example, as of March 16, 2018, GSV Asset Management also manages Coursera@GSV Fund, LP and Coursera@GSV-EDBI Fund, LP, special purpose vehicles each comprised of an underlying investment in the capital stock of Coursera, Inc. (the “Coursera Funds”), and GSV@SP, LLC, a special purpose vehicle comprised of an underlying investment in the capital stock of Spotify Technology S.A. (the “GSV@SP Fund”). GSV Asset Management also serves as sub-adviser for certain investment series of GSV Ventures I LLC, GSV Ventures II LLC, GSV Ventures V LLC, GSV Ventures VI LLC and a pooled investment fund, GSV Ventures III LLC, each a venture capital fund (collectively, the “GSV Ventures Funds”). GSV Asset Management will likely manage one or more private funds, or series within such private funds, in the future. The Company has no ownership interests in the Coursera Funds, the GSV@SP Fund or the GSV Ventures Funds sub-advised by GSV Asset Management.
The 1940 Act prohibits the Company from making certain negotiated co-investments with affiliates unless it receives an order from the SEC permitting it to do so. To the extent that the Company competes with entities managed by GSV Asset Management or any of its affiliates for one or more investment or disposition opportunities, GSV Asset Management will allocate any such opportunity across the entities for which the opportunity is appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. In situations where a particular investment or disposition opportunity is appropriate for both the Company and another entity managed by GSV Asset Management, even where co-investments are permissible under the 1940 Act, GSV Asset Management will first offer any such opportunity in its entirety to the Company. In the event that the size of such investment or disposition opportunity exceeds the Company’s capacity, other funds managed by GSV Asset Management may be offered the opportunity, but only to the extent that the Company and its board of directors have confirmed

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

that any such investment or disposition by an affiliated entity is permissible under the 1940 Act and otherwise in the Company’s best interests. The Company’s Chief Compliance Officer and board of directors will monitor on a quarterly basis any such allocation of investment or disposition opportunities between the Company and any such other funds.
In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, the Company has implemented certain written policies and procedures whereby the Company’s executive officers screen each of the Company’s transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by the Company and the Company’s executive officers and directors. During the year ended December 31, 2016, the Company received other income of  $212,795 from the proceeds of Michael Moe’s sale of common shares of 2U, Inc. (f/k/a 2tor, Inc.), one of the Company’s former portfolio companies, that Mr. Moe received while serving on 2U’s board of directors. These sales proceeds were remitted directly to the Company.
Management Transition
On August 8, 2017, the Company announced Michael Moe’s resignation as the Company’s Chief Executive Officer, effective August 11, 2017, and that the Company’s board of directors had appointed Mark Klein, a member of the Company’s board of directors and a consultant to GSV Asset Management, to serve as the Company’s Chief Executive Officer, effective August 11, 2017. Mr. Moe continues to serve the Company as Executive Chairman of the Company’s board of directors.
On October 17, 2017, Mark Flynn resigned from his positions as the Company’s President and as a member of its board of directors, effective October 17, 2017. In connection with Mr. Flynn’s resignation, the Company’s board of directors reduced the number of directors that constitute the full board to six (6) directors from seven (7) directors. Mr. Flynn continues to provide services to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management.
In addition, on October 17, 2017, the Company’s board of directors appointed William Tanona to serve as the Company’s President, effective October 17, 2017, in order to fill the vacancy created by Mr. Flynn’s resignation as President. Mr. Tanona previously served, and continues to serve, as the Company’s Chief Financial Officer, Treasurer and Corporate Secretary.
NOTE 4 — INVESTMENTS AT FAIR VALUE
Investment Portfolio Composition
The Company’s investments in portfolio companies consist primarily of equity securities (such as common stock, preferred stock and warrants to purchase common and preferred stock) and to a lesser extent, debt securities, issued by private and publicly traded companies. The Company may also from time to time, invest in U.S. Treasury Securities. Non-portfolio investments represent investments in U.S. Treasury Securities. At December 31, 2017, the Company had 63 positions in 31 portfolio companies. At December 31, 2016, the Company had 91 positions in 45 portfolio companies.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

The following tables summarize the composition of the Company’s investment portfolio by security type at cost and fair value as of December 31, 2017 and December 31, 2016:
	December 31, 2017			December 31, 2016
	Cost	Fair Value	Percentage of Net Assets	Cost	Fair Value	Percentage of Net Assets
Private Portfolio Companies
Common Stock	$53,413,686	$86,824,096	42.4%	$81,274,687	$83,074,410	43.2%
Preferred Stock	134,145,680	120,253,822	58.7	174,462,577	162,238,879	84.4
Debt Investments	8,809,356	4,916,578	2.4	8,849,434	7,821,948	4.1
Warrants	197,162	433,997	0.2	158,713	150,904	0.1
Private Portfolio Companies	196,565,884	212,428,493	103.7%	264,745,411	253,286,141	131.8%
Publicly Traded Portfolio Companies
Common Stock	6,008,468	8,160,000	4.0	14,022,863	8,729,005	4.6
Total Portfolio Investments	202,574,352	220,588,493	107.7%	278,768,274	262,015,146	136.4%
Non-Portfolio Investments
U.S. Treasury bill	99,985,833	99,994,000	48.8	29,998,750	29,998,490	15.6
Total Investments	$302,560,185	$320,582,493	156.5%	$308,767,024	$292,013,636	152.0%

The industrial and geographic compositions of the Company’s portfolio at fair value as of December 31, 2017 and December 31, 2016 were as follows:
	As of December 31, 2017			As of December 31, 2016
	Fair Value	Percentage of Portfolio	Percentage of Net Assets	Fair Value	Percentage of Portfolio	Percentage of Net Assets
Industry
Education Technology	$90,658,640	41.1%	44.3%	$96,498,376	36.8%	50.2%
Big Data/Cloud	57,678,330	26.1	28.2	89,852,351	34.3	46.8
Social/Mobile	38,528,143	17.5	18.8	45,836,028	17.6	23.9
Marketplaces	32,653,518	14.8	15.9	25,518,613	9.7	13.3
Sustainability	1,069,862	0.5	0.5	4,309,778	1.6	2.2
Total	$220,588,493	100.0%	107.7%	$262,015,146	100.0%	136.4%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

	As of December 31, 2017			As of December 31, 2016
	Fair Value	Percentage of Portfolio	Percentage of Net Assets	Fair Value	Percentage of Portfolio	Percentage of Net Assets
Geographic Region
West	$165,871,083	75.2%	81.0%	$187,300,467	71.5%	97.5%
Mid-west	593,702	0.3	0.3	14,362,498	5.5	7.4
Northeast	23,394,640	10.6	11.4	41,420,490	15.8	21.6
International	30,729,068	13.9	15.0	18,931,691	7.2	9.9
Total	$220,588,493	100.0%	107.7%	$262,015,146	100.0%	136.4%

The table below details the composition of the Company’s industrial themes presented above:
Industry Theme	Industry
Education Technology	Business Education
Computer Software
Corporate Education
Education Media Platform
Education Software
Education Technology
E-Transcript Exchange
Globally-Focused Private School
Interactive Learning
Online Education
Online Education Services
Big Data/Cloud	Big Data Consulting
Cloud Computing Services
Consumer Health Technology
Customer Relationship Manager
Data Analysis
Mobile Device Management
Smart Device Company
Social Cognitive Learning
Social Media Analytics
Marketplaces	Cash Payment Network
Equity Crowdfunding
Financial Services
Global Innovation Platform
Knowledge Networks
On-Demand Commerce
On-Demand Transportation Services
Online Marketplace Finance
Peer-to-Peer Pet Services

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Industry Theme	Industry
Social/Mobile	Digital Media Platform
Light Field Imaging Platform
On-Demand Music Streaming
Social Communication
Social Data Platform
Social Media
Sports Analytics
Sustainability	Clean Technology
Solar Power
Investment Valuation Inputs
The fair values of the Company’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2017 and December 31, 2016 are as follows:
	As of December 31, 2017
	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at Fair Value
Private Portfolio Companies
Common Stock	$—	$—	$86,824,096	$86,824,096
Preferred Stock	—	—	120,253,822	120,253,822
Debt Investments	—	—	4,916,578	4,916,578
Warrants	—	—	433,997	433,997
Private Portfolio Companies	—	—	212,428,493	212,428,493
Publicly Traded Portfolio Companies
Common Stock	8,160,000	—	—	8,160,000
Total Portfolio Investments	8,160,000	—	212,428,493	220,588,493
Non-Portfolio Investments
U.S. Treasury bill	99,994,000	—	—	99,994,000
Total Investments at Fair Value	$108,154,000	$—	$212,428,493	$320,582,493

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

	As of December 31, 2016
	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at Fair Value
Private Portfolio Companies
Common Stock	$—	$—	$83,074,410	$83,074,410
Preferred Stock	—	—	162,238,879	162,238,879
Debt Investments	—	—	7,821,948	7,821,948
Warrants	—	—	150,904	150,904
Private Portfolio Companies	—	—	253,286,141	253,286,141
Publicly Traded Portfolio Companies
Common Stock	8,729,005	—	—	8,729,005
Total Portfolio Investments	8,729,005	—	253,286,141	262,015,146
Non-Portfolio Investments
U.S. Treasury bill	29,998,490	—	—	29,998,490
Total Investments at Fair Value	$38,727,495	$—	$253,286,141	$292,013,636

Significant Unobservable Inputs for Level 3 Assets and Liabilities
In accordance with FASB ASC 820, the tables below provide quantitative information about the Company’s fair value measurements of its Level 3 assets as of December 31, 2017 and December 31, 2016. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements. To the extent an unobservable input is not reflected in the tables below, such input is deemed insignificant with respect to the Company’s Level 3 fair value measurements as of December 31, 2017 and December 31, 2016. Significant changes in the inputs in isolation would result in a significant change in the fair value measurement, depending on the input and the materiality of the investment. Refer to “Note 2 — Significant Accounting Policies — Investments at Fair Value” for more detail.
As of December 31, 2017

Asset	Fair Value	Valuation Approach/ Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)
Common stock in private companies	$86,824,096	Market approach	Precedent transactions	N/A
			Revenue multiples	2.03x – 7.08x (5.70x)
			Liquidation Value	N/A
		Discounted Cash Flow(2)	Discount rate	12.0% (12.0)%
			Long-term revenue growth	0.0% (0.0)%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Asset	Fair Value	Valuation Approach/ Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)
Preferred stock in private companies	120,253,822	Market approach	Precedent transactions	N/A
			Revenue multiples	1.91x – 7.08x (3.80x)
			EBIT multiples	27.8x (27.8x)
		Discounted Cash Flow(2)	Discount rate	12.0% (12.0)%
			Long-term revenue growth	0.0% (0.0)%
		PWERM	Liquidation Value	N/A
			Revenue multiples	2.28x – 4.60x (3.23x)
Debt investments	$4,916,578	Market approach	Liquidation Value	N/A
		PWERM	Revenue multiples	3.04x – 4.60x (3.84x)
			Liquidation Value	N/A
Warrants	$433,997	Option pricing model	Term to expiration (Years)	0.2 – 3.0 (2.2)
			Volatility	18.8% – 51.6% (36.5)%

(1)
As of December 31, 2016, the Company used a market approach to value certain common and preferred stock investments. As of December 31, 2017, the Company used a hybrid market and income approach to value certain common and preferred stock investments as the Company felt this approach better reflected the fair value of these investments. By considering multiple valuation approaches (and consequently, multiple valuation techniques), the valuation approaches and techniques are not likely to change from one period of measurement to the next; however, the weighting of each in determining the final fair value of a Level 3 investment may change based on recent events or transactions. Refer to “Note 2 — Significant Accounting Policies — Investments at Fair Value” for more detail.

(2)
The Company considers all relevant information that can reasonably be obtained when determining the fair value of Level 3 investments. Due to any given portfolio company’s information rights, changes in capital structure, recent events, transactions, or liquidity events, the type and availability of unobservable inputs may change. Increases (decreases) in revenue multiples, earnings before interest and taxes (“EBIT”) multiples, time to expiration, and stock price/strike price would result in higher (lower) fair values all else equal. Decreases (increases) in discount rates, volatility, and annual risk rates, would result in higher (lower) fair values all else equal. The market approach utilizes market value (revenue and EBIT) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. In general, precedent transactions include recent rounds of financing, recent purchases made by the Company, and tender offers. Refer to “Note 2 — Significant Accounting Policies — Investments at Fair Value” for more detail.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

As of December 31, 2016

Asset	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Common stock in private companies	$83,074,410	Market approach	Precedent transactions(1)	N/A
			Revenue multiples	0.8x – 5.2x (3.3x)
			EBIT multiples	37.5x (37.5x)
Preferred stock in private companies	$157,929,101	Market approach	Precedent transactions(1)	N/A
			Revenue multiples	0.8x – 5.3x (2.7x)
			EBIT multiples	37.5x (37.5x)
			Subscriber multiples	669.9x (669.6x)
			Discount for lack of control	15.0% (15.0)%
	$4,309,778	PWERM	Discount rate	12.0% (12.0)%
Debt investments	$7,821,948	Market approach	Liquidation Value	N/A
Warrants	$150,904	Option pricing model	Term to expiration (Years)	1.2 – 3.0 (2.1)
			Volatility	10.4% – 49.3% (43.2)%

(1)
Precedent transactions include recent rounds of financing, recent purchases made by the Company, and tender offers.

The aggregate values of Level 3 assets and liabilities changed during the year ended December 31, 2017 as follows:
	Year Ended December 31, 2017
	Common Stock	Preferred Stock	Debt Investments	Warrants	Total
Assets:
Fair Value as of December 31, 2016	$83,074,410	$162,238,879	$7,821,948	$150,904	$253,286,141
Transfers out of Level 3	(2,184,565)	(2,184,565)	—	—	(4,369,130)
Purchases, capitalized fees and interest	60,649	126,824	226,449	70,379	484,301
Sales of investments(2)	(17,986,251)	(45,369,628)	(70,379)	—	(63,426,258)
Realized gains/(losses)	(10,440,384)	9,433,159	(335,688)	(31,930)	(1,374,843)
Exercises, conversions and assignments(1)	2,506,119	(2,506,119)	—	—	—
Amortization of fixed income security premiums and discounts	—	—	139,544	—	139,544
Net change in unrealized appreciation/(depreciation) included in earnings	31,794,118	(1,484,728)	(2,865,296)	244,644	27,688,736
Fair Value as of December 31, 2017	$86,824,096	$120,253,822	$4,916,578	$433,997	$212,428,493
Net change in unrealized appreciation/ (depreciation) of Level 3 investments still held as of December 31, 2017	$10,742,585	$(12,221,603)	$(3,170,869)	$212,714	$(4,437,173)

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

(1)
During the year ended December 31, 2017, the Company’s portfolio investments had the following corporate actions which are reflected above:

Portfolio Company	Conversion from	Conversion to
A Place for Rover Inc. (f/k/a DogVacay, Inc.)	Preferred shares, Series B-1	Common shares
(2)
Sales of investments includes escrow proceeds receivable of  $603,456 from the sale of the Company’s investments in JAMF Holdings Inc. and Strategic Data Command, LLC.

The aggregate values of Level 3 assets and liabilities changed during the year ended December 31, 2016 as follows:
	Year Ended December 31, 2016
	Common Stock	Preferred Stock	Debt Investments	Warrants	Total
Assets:
Fair value as of December 31, 2015	$102,319,140	$216,291,092	$4,175,859	$469,306	$323,255,397
Transfers into Level 3	143,733	—	—	—	143,733
Purchases of investments	3,080	9,016,702	5,201,294	103,655	14,324,731
Sales of investments	(3,509,238)	(7,651,891)	(574,380)	—	(11,735,509)
Realized gains/(losses)	(7,127,146)	4,430,221	—	(246,714)	(2,943,639)
Exercises, conversions and assignments (1)	23,588,443	(23,588,443)	—	—	—
Amortization of fixed income security premiums and discounts	—	—	44,714	—	44,714
Net change in unrealized depreciation included in earnings	(32,343,602)	(36,258,802)	(1,025,539)	(175,343)	(69,803,286)
Fair Value as of December 31, 2016	$83,074,410	$162,238,879	$7,821,948	$150,904	$253,286,141
Net change in unrealized depreciation of Level 3 investments still held as of December 31, 2016	$(39,307,692)	$(40,126,793)	$(1,025,539)	$(195,637)	$(80,655,661)

(1)
During year ended December 31, 2016, the Company’s portfolio investments had the following corporate actions which are reflected above:

Portfolio Company	Transfer from	Transfer to
4C Insights (f/k/a The Echo Systems Corp.)	Preferred shares, Series A	Common Shares
Handle Financial, Inc. (f/k/a PayNearMe, Inc.)	Preferred shares, Series E	Common Shares
Fullbridge, Inc.	Preferred shares, Series C	Common Shares
Fullbridge, Inc.	Preferred shares, Series D	Common Shares
Fullbridge, Inc.	Convertible Promissory Note 10% Due 3/2/2016	Junior Note, 1.49%, November 9, 2021
Fullbridge, Inc.	Convertible Promissory Note 10% Due 3/14/2017	Junior Note, 1.49%, November 9, 2021
Snap, Inc.	Preferred Shares, Series F	Common Shares, Class A

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017
Schedule of Investments In, and Advances to, Affiliates
Transactions during the year ended December 31, 2017 involving the Company’s controlled investments and non-controlled/affiliate investments were as follows:
Schedule of Investments In, and Advances to, Affiliates
Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2016	Purchases, Capitalized Fees, Interest and Amortization	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2017	Percentage of Net Assets
CONTROLLED INVESTMENTS*(2)
Debt Investments
Global Innovation Platform
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Convertible Promissory Note 8% Due 7/31/2018***	560,199	$88,604	$427,900	$106,490	$—	$—	$25,809	$560,199	0.27%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Unsecured Promissory Note 12% Due 5/29/2017***(4)	—	50,146	496,725	24,195	(526,000)	—	5,080	—	—%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Unsecured Promissory Note 12% Due 1/15/2018***(4)	592,129	111,089	—	592,809	—	—	(680)	592,129	0.29%
Total Global Innovation Platform		249,839	924,625	723,494	(526,000)	—	30,209	1,152,328	0.56%
Total Debt Investments		$249,839	$924,625	$723,494	$(526,000)	$—	$30,209	$1,152,328	0.56%
Preferred Stock
Clean Technology
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.) – Preferred shares, Class A***	14,300,000	$475,000	$4,309,778	$—	$—	$—	$(3,239,916)	$1,069,862	0.52%
Global Innovation Platform
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred stock Series A-4	3,720,424	—	2,715,910	—	—	—	2,674,932	5,390,842	2.63%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred stock Series A-3	1,561,625	—	952,591	—	—	—	933,053	1,885,644	0.92%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2016	Purchases, Capitalized Fees, Interest and Amortization	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2017	Percentage of Net Assets
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred stock Series A-2	450,001	—	166,500	—	—	—	159,522	326,022	0.16%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred stock Series A-1	1,000,000	—	270,000	—	—	—	273,370	543,370	0.27%
Total Global Innovation Platform		—	4,105,001	—	—	—	4,040,877	8,145,878	3.98%
Interactive Learning
StormWind, LLC – Preferred shares, Series C(3)	2,779,134	—	4,650,838	—	—	—	2,573,066	7,223,904	3.53%
StormWind, LLC – Preferred shares, Series B(3)	3,279,629	—	4,470,403	—	—	—	1,334,069	5,804,472	2.83%
StormWind, LLC – Preferred shares, Series A(3)	366,666	—	499,796	—	—	—	(74,454)	425,342	0.21%
Total Interactive Learning		—	9,621,037	—	—	—	3,832,681	13,453,718	6.57%
Total Preferred Stock		$475,000	$18,035,816	$—	$—	$—	$4,633,642	$22,669,458	11.07%
Warrants
Global Innovation Platform
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series A-3 – Strike Price $1.33, Expiration Date 4/4/2019	187,500	$—	$5,625	$—	$—	$—	$(3,750)	$1,875	0.00%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series A-4 – Strike Price $1.33, Expiration Date 10/6/2019	500,000	—	40,000	—	—	—	120,000	160,000	0.08%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series A-4 – Strike Price $1.33, Expiration Date 7/18/2021	250,000	—	22,500	—	—	—	80,000	102,500	0.05%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series B – Strike Price $2.31, Expiration Date 11/29/2021(11)	100,000	—	9,000	—	—	—	32,000	41,000	0.02%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2016	Purchases, Capitalized Fees, Interest and Amortization	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2017	Percentage of Net Assets
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series B – Strike Price $2.31, Expiration Date 5/29/2022(4)	125,000	—	—	70,379	—	—	9,621	80,000	0.04%
Total Global Innovation Platform		—	77,125	70,379	—	—	237,871	385,375	0.19%
Total Warrants		$—	$77,125	$70,379	$—	$—	$237,871	$385,375	0.19%
Common Stock
Clean Technology
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.) – Common shares	100,000	$—	$—	$—	$—	$—	$—	$—	—%
Global Innovation Platform
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Common shares	200,000	—	—	—	—	—	—	—	—%
Total Common Stock		$—	$—	$—	$—	$—	$—	$—	—%
TOTAL CONTROLLED INVESTMENTS*(2)		$724,839	$19,037,566	$793,873	$(526,000)	$—	$4,901,722	$24,207,161	11.82%
NON-CONTROLLED/AFFILIATE INVESTMENTS*(1)
Debt Investments
Corporate Education
CUX, Inc. (d/b/a CorpU) – Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018***(6)	1,259,712	$93,772	$1,166,400	$93,312	$—	$—	$—	$1,259,712	0.62%
Digital Media Platform
Ozy Media, Inc. – Convertible Promissory Note 5%, Due 2/28/2018***(12)	2,000,000	(33,699)	2,000,000	—	—	—	(932,361)	1,067,639	0.52%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2016	Purchases, Capitalized Fees, Interest and Amortization	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2017	Percentage of Net Assets
Social Cognitive Learning
Declara, Inc. – Convertible Promissory Note 9% Due 12/31/2017(8)	2,120,658	(523)	2,827,020	1,240	—	—	(1,707,931)	1,120,329	0.55%
Sports Analytics
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Promissory Note, 12%, 11/17/2017***(13)	—	(90)	26,544	3,569	—	(30,408)	295	—	—%
Total Debt Investments		$59,460	$6,019,964	$98,121	$—	$(30,408)	$(2,639,997)	$3,447,680	1.68%
Preferred Stock
Corporate Education
CUX, Inc. (d/b/a CorpU) – Convertible preferred shares, Series D	169,033	$—	$775,861	$—	$—	$—	$213,628	$989,489	0.48%
CUX, Inc. (d/b/a CorpU) -Convertible preferred shares, Series C	615,763	—	1,913,484	—	—	—	(1,433,300)	480,184	0.23%
Total Corporate Education		—	2,689,345	—	—	—	(1,219,672)	1,469,673	0.71%
Globally-Focused Private School
Whittle Schools, LLC – Preferred shares, Series B(5)	—	—	3,000,000	119,299	(3,000,000)	(119,299)	—	—	—%
Online Education
Curious.com, Inc. – Preferred shares, Series B	3,407,834	—	9,984,954	—	—	—	(4,470,877)	5,514,077	2.69%
Sports Analytics
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred shares, Series A(13)	—	—	484,769	—	—	(1,777,576)	1,292,807	—	—%
Social Cognitive Learning
Declara, Inc. – Preferred shares, Series A	10,716,390	—	4,786,654				(4,403,976)	382,678	0.19%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2016	Purchases, Capitalized Fees, Interest and Amortization	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2017	Percentage of Net Assets
Education Media Platform
EdSurge, Inc. – Preferred shares, Series A-1	378,788	—	500,000	—	—	—	—	500,000	0.24%
EdSurge, Inc. – Preferred shares, Series A	494,365	—	588,294	—	—	—	(6,377)	581,917	0.28%
Total Education Media Platform		—	1,088,294	—	—	—	(6,377)	1,081,917	0.52%
Education Technology
Global Education Learning (Holdings) Ltd. – Preferred shares, Series A**(9)	—	—	—	—	—	(675,495)	675,495	—	—%
Knowledge Networks
Maven Research, Inc. – Preferred shares, Series C	318,979	—	1,999,998	—	—	—	(1,498,758)	501,240	0.24%
Maven Research, Inc. – Preferred shares, Series B	49,505	—	223,763	—	—	—	(173,763)	50,000	0.02%
Total Knowledge Networks		—	2,223,761	—	—	—	(1,672,521)	551,240	0.26%
Digital Media Platform
OzyMedia, Inc. – Preferred shares, Series B	922,509	—	4,999,999	—	—	—	(2,632,977)	2,367,022	1.16%
OzyMedia, Inc. – Preferred shares, Series A	1,090,909	—	3,000,000	—	—	—	(1,580,190)	1,419,810	0.69%
OzyMedia, Inc. – Preferred shares, Series Seed	500,000	—	610,000	—	—	—	(373,365)	236,635	0.12%
Total Digital Media Platform		—	8,609,999	—	—	—	(4,586,532)	4,023,467	1.97%
Social Media
AlwaysOn, Inc. – Preferred shares, Series A-1(10)	—	—	—	—	—	(876,023)	876,023	—	—%
AlwaysOn, Inc. – Preferred shares, Series A(10)	—	—	—	—	—	(1,027,391)	1,027,391	—	—%
Total Social Media		—	—	—	—	(1,903,414)	1,903,414	—	—%
Total Preferred Stock		$—	$32,867,776	$119,299	$(3,000,000)	$(4,475,784)	$(12,488,239)	$13,023,052	6.36%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2016	Purchases, Capitalized Fees, Interest and Amortization	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2017	Percentage of Net Assets
Common Stock
Big Data Consulting
Strategic Data Command, LLC – Common shares(7)	—	$—	$2,052,555	$1,000	$(2,514,651)	$1,524,374	$(1,063,278)	$—	—%
Globally-Focused Private School
Whittle Schools, LLC – Common shares(5)	—	—	1,500,000	59,649	(1,575,000)	(61,746)	77,097	—	—%
Total Common Stock		$—	$3,552,555	$60,649	$(4,089,651)	$1,462,628	$(986,181)	$—	—%
Warrants
Sports Analytics
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.17 Strike Price, Expiration Date 11/18/2022(13)	—	$—	$—	$—	$—	$(576)	$576	$—	—%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.17 Strike Price, Expiration Date 8/29/2021(13)	—	—	—	—	—	—	—	—	—%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.17 Strike Price, Expiration Date 6/26/2021(13)	—	—	—	—	—	—	—	—	—%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.17 Strike Price, Expiration Date 9/30/2020(13)	—	—	—	—	—	—	—	—	—%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017(13)	—	—	—	—	—	(31,354)	31,354	—	—%
Total Sports Analytics		—	—	—	—	(31,930)	31,930	—	—%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2016	Purchases, Capitalized Fees, Interest and Amortization	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2017	Percentage of Net Assets
Corporate Education
CUX, Inc. (d/b/a CorpU) -Preferred warrants, Series D, Strike Price $4.59, Expiration Date 2/25/2018	16,903	—	4,395	—	—	—	(2,029)	2,366	0.00%
Social Media
AlwaysOn, Inc. – Preferred Warrants Series A, $1.00 strike price, expire 1/9/2017 (10)	—	—	—	—	—	—	—	—	—%
Total Warrants		$—	$4,395	$—	$—	$(31,930)	$29,901	$2,366	0.00%
TOTAL NON-CONTROLLED/AFFILIATE INVESTMENTS*(1)		$59,460	$42,444,690	$278,069	$(7,089,651)	$(3,075,494)	$(16,084,516)	$16,473,098	8.04%

*
All portfolio investments are non-income-producing, unless otherwise identified. Equity investments are subject to lock-up restrictions upon their IPO. Unless otherwise noted, all investments were pledged as collateral under the Credit Facility. The Company’s and GSV Asset Management’s officers and staff, as applicable, may serve on the board of directors of the Company’s portfolio investments. All portfolio investments are considered Level 3 and valued using unobservable inputs, unless otherwise noted. All investments are restricted as to resale, unless otherwise noted, and were valued at fair value as determined in good faith by the Company’s board of directors.

**
Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act.

***
Investment is income-producing.

(1)
Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the 1940 Act. In general, a company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities (i.e., securities with the right to elect directors) of such company.

(2)
Denotes a Control Investment. “Control Investments” are investments in those companies that are “Controlled Companies” of GSV Capital Corp., as defined in the 1940 Act. In general, under the 1940 Act, the Company would “Control” a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

(3)
GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly owned subsidiary, GSVC SW Holdings, Inc.

(4)
On May 29, 2017, the maturity date of the unsecured promissory note to NestGSV, Inc. (d/b/a GSV Labs, Inc.) was extended to November 29, 2017 in exchange for 125,000 Series B warrants. For accounting purposes, the extension of the maturity date was treated as an extinguishment of the existing note and creation of a new note. On November 29, 2017, the maturity date of the unsecured promissory note to NestGSV, Inc. (d/b/a GSV Labs, Inc.) was extended to January 15, 2018. On January 12, 2018, the unsecured promissory note to NestGSV, Inc. (d/b/a GSV Labs, Inc.) was repaid, with interest.

(5)
GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary, GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment that is collateralized by Avenues Global Holdings, LLC, as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings, LLC. In November 2017, the Company sold its entire position in Whittle Schools, LLC.

(6)
Interest will accrue daily on the unpaid principal balance of the note. Interest began compounding annually on November 26, 2015. Accrued interest is not payable until the earlier of  (a) the closing of a subsequent equity offering by CUX, Inc. (d/b/a CorpU), or (b) the maturity of the note (November 26, 2018).

(7)
GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly owned subsidiary, GSVC SVDS Holdings, Inc. In November 2017, the Company sold its entire position in Strategic Data Command, LLC.

(8)
On July 1, 2017, the maturity date of the convertible promissory note to Declara, Inc. was extended to December 31, 2017. The convertible promissory note to Declara, Inc. was further extended until January 31, 2018. The maturity date of the convertible promissory note to Declara, Inc. was then subsequently extended an additional three months to April 30, 2018. On January 31, 2018 the interest rate on the convertible promissory note increased to 12% per annum (including 365 days for the purposes of accrual).

(9)
The Company wrote-off its investment in Global Education Learning (Holdings) Ltd. during the three months ended June 30, 2017.

(10)
The Company wrote-off its investment in AlwaysOn, Inc. during the three months ended March 31, 2017.

(11)
In the fourth quarter of 2017, NestGSV, Inc. (d/b/a GSV Labs, Inc.) met certain financing qualifications under the Company’s warrant agreement with NestGSV, Inc. (d/b/a GSV Labs, Inc.) and the Company’s Series A-4 warrants with a strike price of  $1.33 converted to Series B warrants with a $2.31 strike price.

(12)
Subsequent to period-end, Ozy Media, Inc.’s obligations under its financing arrangements with the Company became past due. The Company and Ozy Media are in the process of renegotiating the terms of the Company’s investment.

(13)
The Company wrote-off its investment in Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) during the three months ended December 31, 2017.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Transactions during the year ended December 31, 2016 involving the Company’s controlled investments and non-controlled/affiliate investments were as follows:
Schedule of Investments In, and Advances to, Affiliates
Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
CONTROLLED INVESTMENTS*(2)
Debt Investments
Global Innovation Platform
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Convertible Promissory Note 8% Due 7/31/2017***	500,000	$16,889	$—	$—	$425,620	$31,972	$—	$—	$(29,692)	$427,900	0.22%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Convertible Promissory Note 8% Due 6/30/16***	—	48,248	—	—	(500,000)	500,000	—	—	—	—	—%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Promissory Note 10% Due 11/23/2016***	—	26,000	—	—	—	500,000	(500,000)	—	—	—	—%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Unsecured Promissory Note 12% Due 5/29/2017***	526,000	10,862	—	—	—	501,802	—	—	(5,077)	496,725	0.26%
Total Global Innovation Platform		101,999	—	—	(74,380)	1,533,774	(500,000)	—	(34,769)	924,625	0.48%
Total Debt Investments		$101,999	$—	$—	$(74,380)	$1,533,774	$(500,000)	$—	$(34,769)	$924,625	0.48%
Preferred Stock
Clean Technology
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.) – Preferred shares, Class A	14,300,000	$—	$6,250,000	$—	$—	$—	$—	$—	$(1,940,222)	$4,309,778	2.24%
Global Innovation Platform
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred shares, Series D	—	—	4,960,565	—	(4,904,498)	—	—	—	(56,067)	—	—%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred shares, Series C	—	—	1,733,404	—	(2,005,730)	—	—	—	272,326	—	—%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred shares, Series B	—	—	—	—	(605,500)	—	—	—	605,500	—	—%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred shares, Series A	—	—	—	—	(1,021,778)	—	—	—	1,021,778	—	—%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred stock Series A-4	3,720,424	—	—	—	4,904,498	—	—	—	(2,188,588)	2,715,910	1.41%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred stock Series A-3	1,561,625	—	—	—	2,005,730	—	—	—	(1,053,139)	952,591	0.50%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred stock Series A-2	450,001	—	—	—	605,500	—	—	—	(439,000)	166,500	0.09%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred stock Series A-1	1,000,000	—	—	—	1,021,778	—	—	—	(751,778)	270,000	0.14%
Total Global Innovation Platform		—	6,693,969	—	—	—	—	—	(2,588,968)	4,105,001	2.14%
Interactive Learning								—
StormWind, LLC – Preferred shares, Series C (4)	2,779,134	—	4,599,718	—	—	—	—	—	51,120	4,650,838	2.42%
StormWind, LLC – Preferred shares, Series B (4)	3,279,629	—	4,633,228	—	—	—	—	—	(162,825)	4,470,403	2.33%
StormWind, LLC – Preferred shares, Series A (4)	366,666	—	518,000	—	—	—	—	—	(18,204)	499,796	0.26%
Total Interactive Learning		—	9,750,946	—	—	—	—	—	(129,909)	9,621,037	5.01%
Total Preferred Stock		$—	$22,694,915	$—	$—	$—	$—	$—	$(4,659,099)	$18,035,816	9.39%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
Warrants
Global Innovation Platform
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series A-4 – Strike Price $1.33333, Expiration Date 10/6/2019	500,000	$—	$—	$—	$—	$—	$—	$—	$40,000	$40,000	0.02%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series A-4 – Strike Price $1.33333, Expiration Date 7/18/2021	250,000	—	—	—	74,380	—	—	—	(51,880)	22,500	0.01%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series A-4 – Strike Price $1.33333, Expiration Date 11/29/2021	100,000	—	—	—	—	29,275	—	—	(20,275)	9,000	0.00%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred Warrant Series A-3 – Strike Price $1.33333, Expiration Date 4/4/2019	187,500	—	—	—	—	—	—	—	5,625	5,625	0.00%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred warrants, Series D – $1.33 Strike Price, Expiration Date 10/6/2019	—	—	145,000	—	—	—	—	—	(145,000)	—	0.00%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred warrants, Series C – $1.33 Strike Price, Expiration Date 4/4/2019	—	—	31,875	—	—	—	—	—	(31,875)	—	0.00%
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Preferred warrants Series D – Strike Price $1.33, Expiration Date 7/18/2021	—	—	—	—	—	—	—	—	—	—	0.00%
Total Global Innovation Platform		—	176,875	—	74,380	29,275	—	—	(203,405)	77,125	0.03%
Total Warrants		$—	$176,875	$—	$74,380	$29,275	$—	$—	$(203,405)	$77,125	0.03%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
Common Stock
Clean Technology
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.) – Common shares	100,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	—%
Global Innovation Platform
NestGSV, Inc. (d/b/a GSV Labs, Inc.) – Common shares	200,000	—	—	—	—	—	—	—	—	—	—%
Total Common Stock		$—	$—	$—	$—	$—	$—	$—	$—	$—	—%
TOTAL CONTROLLED INVESTMENTS*(2)		$101,999	$22,871,790	$—	$—	$1,563,049	$(500,000)	$—	$(4,897,273)	$19,037,566	9.90%
NON-CONTROLLED/AFFILIATE INVESTMENTS*(1)
Debt Investments
Corporate Education
CUX, Inc. (d/b/a CorpU) – Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018*** (5)	1,166,400	$87,318	$1,080,000	$—	$—	$86,400	$—	$—	$—	$1,166,400	0.61%
Digital Media Platform
Ozy Media, Inc. – Convertible Promissory Note 5%, Due 2/28/2018***	2,000,000	33,700	—	—	—	2,000,000	—	—	—	2,000,000	1.04%
Social Cognitive Learning
Declara, Inc. – Convertible Promissory Note 9% Due 6/30/2017***	2,120,658	120,523	2,000,000	—	—	120,658	—	—	706,362	2,827,020	1.47%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
Sports Analytics
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Promissory Note, 12%, 11/17/2017***	25,000	3,304	25,000	—	—	736	—	—	808	26,544	0.01%
Business Education
Fullbridge, Inc. – Convertible Promissory Note, 10% Due 3/2/2016(8)	—	(85,829)	1,020,859	(354,075)	—	400	—	—	(667,184)	—	—%
Fullbridge, Inc. – Convertible Promissory Note, 10% Due 3/14/2017 (8)	—	—	—	(935,849)	—	1,000,000	—	—	(64,151)	—	—%
Total Business Education		(85,829)	1,020,859	(1,289,924)	—	1,000,400	—	—	(731,335)	—	—%
Total Debt Investments		$159,016	$4,125,859	$(1,289,924)	$—	$3,208,194	$—	$—	$(24,165)	$6,019,964	3.13%
Preferred Stock
Corporate Education
CUX, Inc. (d/b/a CorpU) – Convertible preferred shares, Series D	169,033	$—	$775,861	$—	$—	$—	$—	$—	$—	$775,861	0.40%
CUX, Inc. (d/b/a CorpU) – Convertible preferred shares, Series C	615,763	—	1,959,127	—	—	—	—	—	(45,643)	1,913,484	1.00%
Total Corporate Education		—	2,734,988	—	—	—	—	—	(45,643)	2,689,345	1.40%
Globally-Focused Private School
Whittle Schools, LLC – Preferred shares, Series B (3)	3,000,000	—	3,000,000	—	—	—	—	—	—	3,000,000	1.56%
Online Education
Curious.com Inc. – Preferred shares, Series B	3,407,834	—	9,996,311	—	—	2,000,003	—	—	(2,011,360)	9,984,954	5.20%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
Sports Analytics
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred shares, Series A	1,864,495	—	1,156,175	—	—	—	—	—	(671,406)	484,769	0.25%
Social Cognitive Learning
Declara, Inc. – Preferred shares, Series A	10,716,390	—	9,999,999	—	—	—	—	—	(5,213,345)	4,786,654	2.49%
Education Media Platform
EdSurge, Inc. – Preferred shares, Series A-1	378,788	—	500,000	—	—	400	—	—	(400)	500,000	0.26%
EdSurge, Inc. – Preferred shares, Series A	494,365	—	524,867	—	—	—	—	—	63,427	588,294	0.31%
Total Education Media Platform		—	1,024,867	—	—	400	—	—	63,027	1,088,294	0.57%
Education Technology
Global Education Learning (Holdings) Ltd. – Preferred shares, Series A**	2,126,475	—	—	—	—	120	—	—	(120)	—	—%
Knowledge Networks
Maven Research, Inc. – Preferred shares, Series C	318,979	—	1,999,998	—	—	—	—	—	—	1,999,998	1.04%
Maven Research, Inc. – Preferred shares, Series B	49,505	—	249,691	—	—	—	—	—	(25,928)	223,763	0.12%
Total Knowledge Networks		—	2,249,689	—	—	—	—	—	(25,928)	2,223,761	1.16%
Digital Media Platform
Ozy Media, Inc. – Preferred shares, Series B	922,509	—	4,690,178	—	—	—	—	—	309,821	4,999,999	2.60%
Ozy Media, Inc. – Preferred shares, Series A	1,090,909	—	3,907,004	—	—	—	—	—	(907,004)	3,000,000	1.56%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
Ozy Media, Inc. – Preferred shares, Series Seed	500,000	—	1,531,812	—	—	—	—	—	(921,812)	610,000	0.32%
Total Digital Media Platform		—	10,128,994	—	—	—	—	—	(1,518,995)	8,609,999	4.48%
Social Media
AlwaysOn, Inc. – Preferred shares, Series A – 1	4,465,925	—	133,978	—	—	—	—	—	(133,978)	—	—%
AlwaysOn, Inc. – Preferred shares, Series A	1,066,626	—	191,993	—	—	—	—	—	(191,993)	—	—%
Total Social Media		—	325,971	—	—	—	—	—	(325,971)	—	—%
Business Education
Fullbridge, Inc. – Preferred shares, Series D (8)	—	—	3,111,714	—	—	1,040	—	—	(3,112,754)	—	—%
Fullbridge, Inc. – Preferred shares, Series C (8)	—	—	1,625,001	—	—	—	—	—	(1,625,001)	—	—%
Total Business Education		—	4,736,715	—	—	1,040	—	—	(4,737,755)	—	—%
Cash Payment Network
Handle Financial, Inc. (f/k/a PayNearMe, Inc.) – Preferred shares, Series E (8)	—	—	13,974,887	(13,974,887)	—	—	—	—	—	—	—%
Total Preferred Stock		$—	$59,328,596	$(13,974,887)	$—	$2,001,563	$—	$—	$(14,487,496)	$32,867,776	17.11%
Common Stock
Big Data Consulting
Strategic Data Command, LLC – Common shares(7)	2,400,000	$—	$1,001,650	$—	$—	$—	$—	$—	$1,050,905	$2,052,555	1.07%
Globally-Focused Private School
Whittle Schools, LLC – Common shares(3)	229	—	1,500,000	—	—	—	—	—	—	1,500,000	0.78%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
Consumer Health Technology
Orchestra One, Inc. (f/k/a Learnist Inc.) – Common shares(6)	57,026	—	4,364	(4,364)	—	—	—	—	—	—	—%
Total Common Stock		$—	$2,506,014	$(4,364)	$—	$—	$—	$—	$1,050,905	$3,552,555	1.85%
Warrants
Sports Analytics
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.17 Strike Price, Expiration Date 11/18/2022	$5,360	$—	$429	$—	$—	$—	$—	$—	$(429)	$—	—%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.17 Strike Price, Expiration Date 8/29/2021	175,815	—	14,065	—	—	—	—	—	(14,065)	—	—%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.17 Strike Price, Expiration Date 6/26/2021	38,594	—	3,088	—	—	—	—	—	(3,088)	—	—%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.17 Strike Price, Expiration Date 9/30/2020	160,806	—	12,864	—	—	—	—	—	(12,864)	—	—%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) – Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017	500,000	—	55,000	—	—	—	—	—	(55,000)	—	—%
Total Sports Analytics		—	85,446	—	—	—	—	—	(85,446)	—	—%
Corporate Education
CUX, Inc. (d/b/a CorpU) – Preferred warrants, $4.59 Strike Price, Expiration Date 2/25/2018	16,903	—	10,142	—	—	—	—	—	(5,747)	4,395	0.00%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Type/Industry/Portfolio Company/Investment	Principal/ Quantity	Interest, Fees, or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment to Non-Control/ Non-Affiliate Investment	Corporate Action	Purchases	Sales	Realized Gains/(Losses)	Unrealized Gains/(Losses)	Fair Value at December 31, 2016	Percentage of Net Assets
Social Media
AlwaysOn, Inc. – Preferred warrants Series A, $1.00 Strike Price, Expiration Date 1/9/2017	109,375	—	—	—	—	—	—	—	—	—	—%
Business Education
Fullbridge, Inc. – Common warrants, $0.91 Strike Price, Expiration Date 3/2/2020(8)	—	—	2,831	—	—	—	—	—	(2,831)	—	—%
Fullbridge, Inc. – Common warrants, $0.91 Strike Price, Expiration Date 3/22/2020(8)	—	—	1,862	—	—	—	—	—	(1,862)	—	—%
Fullbridge, Inc. – Common warrants, $0.91 Strike Price, Expiration Date 5/16/2019(8)	—	—	1,923	—	—	—	—	—	(1,923)	—	—%
Fullbridge, Inc. – Common warrants, $0.91 Strike Price, Expiration Date 4/3/2019(8)	—	—	4,121	—	—	—	—	—	(4,121)	—	—%
Fullbridge, Inc. – Common warrants, $0.91 Strike Price, Expiration Date 10/10/2018(8)	—	—	824	—	—	—	—	—	(824)	—	—%
Fullbridge, Inc. – Common warrants, $0.91 Strike Price, Expiration Date 12/11/2018(8)	—	—	824	—	—	—	—	—	(824)	—	—%
Fullbridge, Inc. – Common warrants, $0.91 Strike Price, Expiration Date 2/18/2019(8)	—	—	7,143	—	—	—	—	—	(7,143)	—	—%
Total Business Education		—	19,528	—	—	—	—	—	(19,528)	—	—%
Total Warrants		$—	$115,116	$—	$—	$—	$—	$—	$(110,721)	$4,395	0.00%
TOTAL NON-CONTROLLED/AFFILIATE INVESTMENTS*(1)		$159,016	$66,075,585	$(15,269,175)	$—	$5,209,757	$—	$—	$(13,571,477)	$42,444,690	22.10%

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

*
All portfolio investments are non-income-producing, unless otherwise identified. Equity investments are subject to lock-up restrictions upon their IPO. Unless otherwise noted, all investments were pledged as collateral under the Credit Facility. The Company’s and GSV Asset Management’s officers and staff, as applicable, may serve on the board of directors of the Company’s portfolio investments. All portfolio investments are considered Level 3 and valued using unobservable inputs, unless otherwise noted. All investments are restricted as to resale, unless otherwise noted, and were valued at fair value as determined in good faith by the Company’s board of directors.

**
Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act.

***
Investment is income-producing.

(1)
Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the 1940 Act. In general, a company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities (i.e., securities with the right to elect directors) of such company.

(2)
Denotes a Control Investment. “Control Investments” are investments in those companies that are “Controlled Companies” of GSV Capital Corp., as defined in the 1940 Act. In general, under the 1940 Act, the Company would “Control” a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company.

(3)
GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment that is collateralized by Avenues Global Holdings, LLC, as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings, LLC.

(4)
GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly owned subsidiary GSVC SW Holdings, Inc.

(5)
Interest will accrue daily on the unpaid principal balance of the note. Interest began compounding annually on November 26, 2015. Accrued interest is not payable until the earlier of  (a) the closing of a subsequent equity offering by CUX, Inc. (d/b/a CorpU), or (b) the maturity of the note (November 26, 2018).

(6)
GSV Capital Corp.’s ownership percentage in Orchestra One, Inc. (f/k/a Learnist Inc.) decreased to below 5% and, as such, Orchestra One, Inc. is no longer classified as an “affiliate investment” as of September 30, 2016. As such, the Company has reflected a “transfer out” of the “Affiliate Investment” category above as of September 30, 2016 to indicate that the investment in Orchestra One, Inc., while still held as of September 30, 2016, does not meet the criteria of an affiliate investment as defined in the Investment Company Act of 1940.

(7)
GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly owned subsidiary GSVC SVDS Holdings, Inc.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

(8)
GSV Capital Corp.’s ownership percentage in Handle Financial, Inc. (f/k/a PayNearMe, Inc.) and Fullbridge, Inc. decreased to below 5% and, as such, Handle Financial, Inc. (f/k/a PayNearMe, Inc.) and Fullbridge, Inc. are no longer classified as “affiliate investments” as of December 31, 2016. As such, the Company has reflected a “transfer out” of the “Affiliate Investment” category above as of December 31, 2016 to indicate that the investment in Handle Financial, Inc. (f/k/a PayNearMe, Inc.) and Fullbridge, Inc., while still held as of December 31, 2016, does not meet the criteria of an affiliate investment as defined in the Investment Company Act of 1940.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017
NOTE 5 — SHARE REPURCHASE PROGRAM, EQUITY OFFERINGS AND RELATED EXPENSES
On August 8, 2017, the Company announced a $5.0 million discretionary open-market share repurchase program of shares of the Company’s common stock, $0.01 par value per share, of up to $5.0 million until the earlier of  (i) August 6, 2018 or (ii) the repurchase of  $5.0 million in aggregate amount of the Company’s common stock (the “Share Repurchase Program”). On November 7, 2017, the Company’s board of directors authorized an extension of, and an increase in the amount of shares of the Company’s common stock that may be repurchased under the discretionary Share Repurchase Program until the earlier of  (i) November 6, 2018 or (ii) the repurchase of  $10.0 million in aggregate amount of the Company’s common stock. The timing and number of shares to be repurchased will depend on a number of factors, including market conditions and alternative investment opportunities. The Share Repurchase Program may be suspended, terminated or modified at any time for any reason and does not obligate the Company to acquire any specific number of shares of our common stock.
During the year ended December 31, 2017, the Company repurchased 934,658 shares of the Company’s common stock pursuant to the Share Repurchase Program for an aggregate of  $4,933,877.
No new shares of the Company’s common stock were issued during the years ended December 31, 2017, 2016 and 2015.
NOTE 6 — NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE — BASIC AND DILUTED
The following information sets forth the computation of basic and diluted net increase/(decrease) in net assets resulting from operations per common share, pursuant to ASC 260, for the years ended December 31, 2017, 2016 and 2015.
	Year Ended December 31,
	2017	2016	2015
Earnings/(loss) per common share – basic:
Net increase/(decrease) in net assets resulting from operations	$17,567,933	$(74,994,895)	$8,466,157
Weighted-average common shares – basic	21,924,490	22,181,003	19,327,938
Earnings/(loss) per common share – basic	$0.80	$(3.38)	$0.44
Earnings/(loss) per common share – diluted:
Net increase/(decrease) in net assets resulting from operations	$17,567,933	$(74,994,895)	$8,466,157
Weighted-average common shares outstanding – diluted(1)	21,924,490	22,181,003	19,327,938
Earnings/(loss) per common share – diluted	$0.80	$(3.38)	$0.44

(1)
For the years ended December 31, 2017, 2016 and 2015, 5,751,815, 5,751,815 and 5,710,212 potentially dilutive common shares, respectively, were excluded from the weighted-average common shares outstanding for diluted net increase/(decrease) in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

NOTE 7 — COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. At each of December 31, 2017 and 2016, the Company had not entered into any investment agreements that required it to make a future investment in a portfolio company.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

The Company is currently not subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against it. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its business, financial condition or results of operations.
NOTE 8 — FINANCIAL HIGHLIGHTS
	Year Ended December 31,
Per Basic Share Data	2017	2016	2015	2014	2013
Net asset value at beginning of year	$8.66	$12.08	$14.80	$14.91	$13.07
Net investment loss(1)	(0.95)	(0.06)	(2.52)	(0.66)	(0.46)
Net realized gain/(loss) on investments(1)	0.04	(0.12)	2.80	1.24	(1.12)
Benefit from/(Provision for) taxes on net realized loss/gain on investments(1)(3)	—	—	0.02	(0.51)	0.49
Net change in unrealized appreciation/ (depreciation) of investments(1)	1.59	(3.30)	(0.69)	(0.30)	4.53
Benefit from/(Provision for) taxes on unrealized depreciation/appreciation of investments(1)(3)(4)	0.13	0.10	0.83	0.12	(1.60)
Dividends from realized gain	—	(0.04)	(2.76)	—	—
Repurchase of common stock(1)	0.18	—	—	—	—
Dilution from shares issued	—	—	(0.40)	—	—
Net asset value at end of year	$9.64	$8.66	$12.08	$14.80	$14.91
Per share market value at end of year	$5.45	$5.03	$9.37	$8.63	$12.09
Total return based on market value(2)	8.35%	(23.29)%	8.57%	(28.62)%	43.42%
Total return based on net asset value(2)	11.32%	(27.74)%	(0.27)%	(0.74)%	14.08%
Shares outstanding at end of year	21,246,345	22,181,003	22,181,003	19,320,100	19,320,100
Ratios/Supplemental Data:
Net assets at end of year	$204,762,866	$192,128,810	$268,010,945	$285,903,673	$287,966,444
Average net assets	$199,457,678	$243,577,514	$296,560,393	$284,953,811	$250,121,052
Ratio of gross operating expenses to average net assets	11.25%	0.82%	9.10%	7.64%	8.83%
Ratio of net income tax provisions to average net assets	(1.38)%	(0.87)%	(1.88)%	(0.50)%	(3.33)%
Ratio of management fee waiver to average net assets	(0.36)%	—%	—%	—%	—%
Ratio of net operating expenses to average net assets	9.51%	(0.05)%	7.22%	7.14%	5.50%
Ratio of net investment loss to average net assets	(10.47)%	(0.52)%	(16.41)%	(4.48)%	(3.55)%
Portfolio Turnover Ratio	0.07%	4.46%	8.30%	19.45%	2.96%

(1)
Based on weighted-average number of shares outstanding for the relevant period.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the year. The closing market price per share adjusted for dividends on December 31, 2015 is $6.61. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.

(3)
Refer to “Note 9 — Income Taxes” for more detail.

(4)
During the year ended December 31, 2017, we recognized a net benefit from taxes on unrealized depreciation despite recording a net change in unrealized appreciation of approximately $34.8 million. The net tax benefit was the result of a decrease in built-in gains tax liability due to the recently passed tax legislation, partially offset by an increase in the net deferred tax liability generated by the GSVC Holdings. Refer to “Note 9 — Income Taxes” for further detail.

NOTE 9 — INCOME TAXES
The Company elected to be treated as a RIC under Subchapter M of the Code beginning with its taxable year ended December 31, 2014, has qualified to be treated as a RIC for subsequent taxable years and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs.
Due to the Company’s election to be treated as RIC, the associated previously accrued benefits from, and provisions for, taxes from prior periods were reversed for the year ended December 31, 2015. Typically for a taxable entity, a net investment loss would generate a benefit from taxes; however, as a result of our election to be treated as a RIC, we reversed the previously accrued benefits from taxes on net investment loss from prior periods. Typically for a taxable entity, net realized capital gains would generate a provision for taxes; however, as a result of our election to be treated as a RIC, we reversed the previously accrued provisions for taxes on net realized capital gains from prior periods. As a result of our election to be treated as a RIC, we reversed the previously accrued provisions for taxes on unrealized appreciation of investments from prior periods. This reversal resulted in a larger benefit for taxes on unrealized depreciation of investments than would have been accrued solely based on the unrealized depreciation of investments for the year ended December 31, 2015.
As a result of the Company electing to be treated as a RIC for the taxable year ended December 31, 2014 in connection with the filing of its 2014 tax return, it may be required to pay a corporate-level U.S. federal income tax on the amount of the net built-in gains, if any, in its assets (the amount by which the net fair market value of the Company’s assets exceeds the net adjusted basis in its assets) as of the date of conversion to a RIC (i.e., the beginning of the first taxable year that the Company qualifies as a RIC, which would be January 1, 2014) to the extent that such gains are recognized by the Company during the applicable recognition period, which is the five-year period beginning on the date of conversion.
Any corporate-level built-in-gains tax is payable at the time the built-in gains are recognized (which generally will be the years in which the assets with the built-in-gains are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by the Company in this five-year period, the actual amount of net built-in gain or loss present in those assets as of the date of conversion, and the effective tax rates at such times. The payment of any such corporate-level U.S. federal income tax on built-in gains will be a Company expense that will reduce the amount available for distribution to stockholders. The built-in-gains tax is calculated by determining the RIC’s net unrealized built-in gains, if any, by which the fair market value of the assets of the RIC at the beginning of its first RIC year exceeds the aggregate adjusted basis of such assets at that time. As of January 1, 2014, the Company had net unrealized built-in gains. It did not incur a built-in-gains tax for the 2014 tax year due to the fact that there were sufficient net capital loss carryforwards to completely offset recognized built-in gains as well as available net operating losses.
The GSVC Holdings are C corporations for U.S. federal and state income tax purposes. The Company uses the asset and liability method to account for the GSVC Holdings’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

temporary differences between the financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating loss carryforwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.
As of December 31, 2017, the Company recorded a deferred tax liability of approximately $7.6 million, of which approximately $6.1 million has been recorded in the event that such gains are recognized by December 31, 2018, and approximately $1.5 million relates to the difference in the book and tax basis of certain equity investments and net tax operating losses held by the GSVC Holdings.
During the year ended December 31, 2017, we recognized a net benefit from taxes on unrealized depreciation of  $2,757,070 despite recording a net change in unrealized appreciation of approximately $34.8 million. The net tax benefit from taxes on unrealized depreciation for the year ended December 31, 2017 was the result of an approximately $4.1 million decrease in built-in gains tax liability due to the recently passed tax legislation that reduced the U.S. corporate federal income tax rate from 35% to 21%, partially offset by a $1.3 million increase in the net deferred tax liability generated by the GSVC Holdings.
As of December 31, 3016, the Company recorded a deferred tax liability of approximately $10.4 million, of which approximately $10.2 million has been recorded in the event that such gains are recognized by December 31, 2018, and approximately $0.2 million relates to the difference in the book and tax basis of certain equity investments and net tax operating losses held by the GSVC Holdings.
For U.S. federal and state income tax purposes, a portion of the GSVC Holdings’ net operating loss carryforwards and basis differences may be subject to limitations on annual utilization in case of a change in ownership, as defined by federal and state law. The amount of such limitations, if any, has not been determined. Accordingly, the amount of such tax attributes available to offset future profits may be significantly less than the actual amounts of the tax attributes. The Company had net capital loss carryforward of  $3,454,061 and $2,634,471 for the tax years 2017 and 2016, respectively.
The Company and the GSVC Holdings identified their major tax jurisdictions as U.S. federal and California and may be subject to the taxing authorities’ examination for the tax years 2014 – 2017 and 2013 – 2017, respectively. Further, the Company and the GSVC Holdings accrue all interest and penalties related to uncertain tax positions as incurred. As of December 31, 2017, there were no interest or penalties incurred related to uncertain tax positions.
Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2017 and 2016, the Company reclassified for book purposes amounts arising from permanent book/tax differences related as follows:
	Year Ended December 31,
	2017	2016
Capital in excess of par value	$(13,729,093)	$(16,519,891)
Accumulated undistributed net investment loss	13,729,093	16,453,404
Accumulated net realized gains from investments	—	66,487

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2017 and 2016 was as follows:
	Year Ended December 31,
	2017	2016	2015
Ordinary income	$—	$—	$—
Long-term capital gain	—	820,753	53,323,476
Return of capital	—	66,487	—
Distributions on a tax basis	—	—	—
For federal income tax purposes, the tax cost of investments owned at December 31, 2017 and 2016, was $301,600,495 and $306,906,435, respectively. The net unrealized appreciation/(depreciation) on investments owned at December 31, 2017 and 2016, was $18,981,998 and ($14,892,799), respectively.
At December 31, 2017, and 2016 the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of certain investments in partnerships and wholly-owned subsidiary corporations, and organizational expenses, as follows:
	Year Ended December 31,
	2017	2016
Accumulated net realized losses on investments	$(819,590)	$(2,634,471)
Unrealized appreciation/(depreciation)	11,379,697	(25,252,169)
Components of distributable earnings/(loss) at year end	$10,560,107	$(27,886,640)

NOTE 10 — DEBT CAPITAL ACTIVITIES
Convertible Senior Notes Payable
On September 17, 2013, the Company issued $69.0 million aggregate principal amount of Convertible Senior Notes, which bear interest at a fixed rate of 5.25% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014 (the “Convertible Senior Notes”). The Convertible Senior Notes mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. The Company does not have the right to redeem the Convertible Senior Notes prior to maturity. The indenture governing the Convertible Senior Notes contains customary financial reporting requirements and contains certain restrictions on mergers, consolidations, and asset sales. The indenture also contains certain events of default, the occurrence of which may lead to the Convertible Senior Notes being due and payable before their maturity or immediately. The Convertible Senior Notes are convertible into shares of the Company’s common stock based on a conversion rate of 83.3596 shares of the Company’s common stock per $1,000 of principal amount of the Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.00 per share of common stock.
On December 15, 2017, the Company announced the commencement of a cash tender offer (the “Tender Offer”) to purchase any and all of its $69.0 million aggregate principal amount of outstanding Convertible Senior Notes. Refer to “Note 11 — Subsequent Events” for more information regarding the expiration and results of the Tender Offer.
The table below shows a reconciliation from the aggregate principal amount of Convertible Senior Notes to the balance shown on the Consolidated Statements of Assets and Liabilities.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

	December 31, 2017	December 31, 2016
Aggregate principal amount of Convertible Senior Notes	$69,000,000	$69,000,000
Unamortized embedded derivative discount	(111,143)	(261,099)
Direct deduction of deferred debt issuance costs	(506,308)	(1,226,103)
Convertible Senior Notes	$68,382,549	$67,512,798

As of December 31, 2017 and 2016, the principal amount of the Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.
The Convertible Senior Notes are the Company’s senior, unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes, equal in right of payment to any future unsecured indebtedness that is not so subordinated to the Convertible Senior Notes, effectively junior to any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally junior to all future indebtedness (including trade payables) incurred by the Company’s subsidiaries.
The Convertible Senior Notes contained an interest make-whole payment provision pursuant to which holders who converted their notes prior to September 15, 2016, would receive, in addition to a number of shares of the Company’s common stock calculated at the applicable conversion rate for the principal amount of Convertible Senior Notes being converted, the cash proceeds from the sale by the escrow agent of the portion of the U.S. Treasury strips in the escrow account that were remaining with respect to any of the first six interest payments that had not been made on the Convertible Senior Notes being converted. Under FASB ASC 815-10-15-74(a), the interest make-whole payment was considered an embedded derivative and was separated from the host contract, the Convertible Senior Notes, and carried at fair value. The interest make-whole payment provision expired on September 15, 2016 rendering the embedded derivative with no value; however the original value of the embedded derivative of  $0.7 million continues to be amortized over the life of the Convertible Senior Notes.
Credit Facility
Western Alliance Bank Credit Facility
The Company entered into a Loan and Security Agreement, effective May 31, 2017 (the “Loan Agreement”), with Western Alliance Bank, pursuant to which Western Alliance Bank agreed to provide the Company with a $12.0 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility, among other things, matures on the later of  (i) August 15, 2018 or (ii) thirty days prior to the due date of the Convertible Senior Notes, which mature on September 15, 2018.
The Credit Facility bears interest at a per annum rate equal to the prime rate plus 3.50%. In addition, a facility fee of  $60,000 was charged upon closing of the Credit Facility, and the Loan Agreement requires payment of a fee for unused amounts during the revolving period in an amount equal to 0.50% per annum of the average unused portion of the Credit Facility payable quarterly in arrears.
Under the Loan Agreement, the Company has made certain customary representations and warranties and is required to comply with various affirmative and negative covenants, reporting requirements, and other customary requirements for similar credit facilities, including, without limitation, restrictions on incurring additional indebtedness (with unsecured longer-term indebtedness limited to $70.0 million in the aggregate), compliance with the asset coverage requirements under the 1940 Act, a minimum net asset value requirement of at least the greater of  $60.0 million or five times the amount of the Credit Facility, a limitation on the Company’s net asset value being reduced by more than 15% of its net asset value at December 31, 2016, and maintenance of RIC and business development company status. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including,

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, the cessation of the Investment Advisory Agreement, and the occurrence of a material adverse effect. As of December 31, 2017, the Company was in compliance with all covenants of the Credit Facility.
The Credit Facility is secured by all of the Company’s property and assets, except for the Company’s assets pledged to secure certain obligations in connection with the Company’s issuance of the Convertible Senior Notes and as may be pledged in connection with any future issuance by the Company of Convertible Senior Notes on substantially similar terms. As of December 31, 2017, the Company had no borrowings outstanding under the Credit Facility.
Silicon Valley Bank Credit Facility
The Company entered into a Loan and Security Agreement, effective December 31, 2013 (the “SVB Loan Agreement”), with Silicon Valley Bank, pursuant to which Silicon Valley Bank agreed to provide the Company with an $18 million credit facility (the “SVB Credit Facility”). The SVB Credit Facility expired on December 31, 2016 in accordance with its terms. Under the SVB Credit Facility, the Company was permitted to borrow an amount equal to the lesser of  $18.0 million or 20% of the Company’s then-current net asset value.
The SVB Credit Facility bore interest at a per annum rate equal to the greater of  (i) the prime rate plus 4.75% or (ii) 8.0% on amounts drawn under the SVB Credit Facility based on a 360-day year. In addition, a fee of  $180,000 per annum (1.0% of the $18.0 million revolving line of credit) was charged under the SVB Loan Agreement. Under the terms of the SVB Credit Facility, the Company was required to repay all outstanding borrowings on the SVB Credit Facility so that there is at least one 30-day period every 12 months during which the Company has no balance outstanding. The Company made certain customary representations and warranties under the SVB Loan Agreement and was required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. The SVB Loan Agreement included usual and customary events of default for credit facilities of a similar nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect.
The SVB Credit Facility was secured by all of the Company’s property and assets, except for the Company’s assets pledged to secure certain obligations in connection with the Company’s issuance of the Convertible Senior Notes. Borrowing under the SVB Credit Facility was subject to the leverage restrictions contained in the 1940 Act. In addition, under the SVB Loan Agreement, the Company agreed not to incur certain additional permitted indebtedness in an aggregate amount exceeding 50% of the Company’s then-applicable net asset value.
For the year ended December 31, 2017, the Company had average borrowings outstanding under the Credit Facility of  $460,274. For the years ended December 31, 2016 and 2015 the Company had average borrowings outstanding under the SVB Credit Facility of  $106,061 and $3,712,329, respectively.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

NOTE 11 — SUBSEQUENT EVENTS
Portfolio Activity
From January 1, 2018 through March 16, 2018, the Company closed on investment purchases of $100,000 (not including capitalized transaction costs) as shown in the following table.
Portfolio Company	Investment	Transaction Date	Gross Payments
Ozy Media, Inc.(1)	Promissory Note 10% Due 2/12/2018	1/12/2018	$100,000
Total			$100,000

(1)
Subsequent to period-end, Ozy Media, Inc.’s obligations under its financing arrangements with the Company became past due. The Company and Ozy Media are in the process of renegotiating the terms of the Company’s investment.

From January 1, 2018 through March 16, 2018, the Company sold investments of  $15,973,903, net of transaction costs, as shown in following table:
Portfolio Investment	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain/(Loss)
Chegg, Inc.	1/3/2018	1,897	$16.78	$31,831	$9,018
Chegg, Inc.	1/4/2018	9,103	16.79	152,799	43,327
Chegg, Inc.	1/5/2018	36,212	16.78	607,623	172,139
Chegg, Inc.	1/8/2018	15,888	16.86	267,905	76,837
Chegg, Inc.	1/9/2018	36,900	16.78	619,356	175,598
Chegg, Inc.	2/13/2018	200,000	19.31	3,861,271	1,457,883
Chegg, Inc. (2)	2/20/2018	200,000	19.53	3,905,530	1,503,045
		500,000	18.89	9,446,315	3,437,847
NestGSV, Inc. (d/b/a GSV Labs, Inc.)(3)	1/12/2018	N/A	N/A	592,129	(680)
Avenues Global Holdings, LLC	1/22/2018	10,014,270	0.59	5,935,459	(4,216,395)
Total				$15,973,903	$(779,228)

(1)
The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.

(2)
As of February 22, 2018, all remaining shares of Chegg, Inc. held by the Company had been sold.

(3)
Represents repayment of the 12% Unsecured Promissory Note Due 1/15/2018

On February 23, 2018, CUX, Inc. (d/b/a CorpU) agreed to extend the maturity of the Company’s Series D warrants until August 1, 2018.
The Declara, Inc. convertible promissory note due December 31, 2017, was extended to January 31, 2018. The maturity date of the convertible promissory note to Declara, Inc. was subsequently further extended an additional three months to April 30, 2018. On January 31, 2018 the interest rate on the convertible promissory note increased to 12% per annum (including 365 days for the purposes of accrual).
On March 7, 2018, as disclosed in its Amendment No. 1 to its Form S-1 Registration Statement filed in connection with its initial public offering, Dropbox, Inc. effectuated a 1:1.5 reverse stock split of its capital stock.

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

On March 14, 2018, as disclosed in its Amendment No.1 to its Form F-1 Registration Statement filed in connection with its direct listing, Spotify Technology S.A. effectuated a 40:1 stock split of its ordinary shares, beneficiary certificates and any other of its outstanding securities.
The Company is frequently in negotiations with various private companies with respect to investments in such companies. Investments in private companies are generally subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or the Company. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated.
Share Repurchase Program
From January 1, 2018 through March 16, 2018, the Company repurchased 179,807 shares of its common stock pursuant to the Share Repurchase Program at an average price of  $6.90 per share.
Tender Offer
On December 15, 2017, the Company announced the commencement of the Tender Offer to purchase any and all of its $69.0 million aggregate principal amount of outstanding Convertible Senior Notes. As of the expiration of the Tender Offer on January 17, 2018, approximately $4.8 million aggregate principal amount of the Convertible Senior Notes, representing approximately 7.0% of the outstanding Convertible Senior Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offer.
Management and Incentive Fee Waiver Agreement
On February 5, 2018, the Company announced that GSV Asset Management had agreed to reduce the fees payable under the Investment Advisory Agreement pursuant to the Waiver Agreement. The Waiver Agreement is effective February 1, 2018 and changes the fee structure set forth in the Investment Advisory Agreement by: (i) reducing the Company’s base management fee from 2.00% to 1.75%; and (ii) creating certain high-water marks that must be reached before any incentive fee is paid to GSV Asset Management.
Pursuant to the Waiver Agreement, effective February 1, 2018, the base management fee will be reduced to 1.75% of the Company’s gross assets. The base management fee will be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The base management fee for any partial month or quarter will be appropriately prorated. In addition, because the Convertible Senior Notes mature on September 15, 2018, the Company is currently carrying a larger cash balance than it would in the ordinary course of its business. As a result, under the Waiver Agreement, GSV Asset Management has agreed to waive its base management fee on any cash balances effective as of February 1, 2018 until the Convertible Senior Notes mature, or the date that all the Convertible Senior Notes have been repurchased or redeemed, whichever is earlier.
Pursuant to the Waiver Agreement, in addition to the “hurdle” feature in the incentive fee, GSV Asset Management has agreed to additional conditions on its ability to receive an incentive fee. Specifically, the Waiver Agreement provides that an incentive fee earned by GSV Asset Management under the Investment Advisory Agreement shall be payable to GSV Asset Management only if, at the time that such incentive fee becomes payable under the Investment Advisory Agreement, both the Company’s stock price and its last reported net asset value per share are equal to or greater than $12.55 (the “High-Water Mark”). The High-Water Mark is based upon the volume weighted average price (VWAP) of all the Company’s equity offerings since its initial public offering, less the dollar amount of all dividends paid by the Company since inception. Upon such time that the High-Water Mark is achieved, and GSV Asset Management is paid an

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

incentive fee, a new High-Water Mark will be established. Each new High-Water Mark will be equal to the most recent High-Water Mark, plus 10.0%. Any High-Water Mark then in effect will be adjusted to reflect any dividends paid by the Company or any stock split effected by the Company.
As of December 31, 2017 the Company has accrued $9,278,085  in incentive fees that have not yet become payable under the Investment Advisory Agreement. Pursuant to the Waiver Agreement, GSV Asset Management has agreed to forfeit $5.0 million of such amount.
For the avoidance of doubt, after these changes take effect, under no circumstances will the aggregate fees earned by GSV Asset Management in any quarterly period be higher than those aggregate fees that would have been earned prior to the effectiveness of the Waiver Agreement.
NOTE 12 — SELECTED QUARTERLY FINANCIAL DATA
	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total Investment Income/(Reversal of Investment Income)	$(31,196)	$174,912	$370,593	$338,459
Total Operating Expenses	3,712,391	6,975,539	6,423,452	5,328,473
Management fee waiver	(181,906)	(174,666)	(169,898)	(181,802)
Net Investment Loss	(3,561,681)	(6,625,961)	(5,882,961)	(4,808,212)
Net Realized Gain/(Loss) on Investments	25,241,064	1,033,577	(671,492)	(24,689,167)
Net Change in Unrealized Appreciation/ (Depreciation)	(26,893,780)	15,636,683	12,752,528	33,280,265
Benefit from Taxes on Unrealized Depreciation of Investments	2,730,365	26,705	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,484,032)	$10,071,004	$6,198,075	$3,782,886
Net Increase (Decrease) in Net Assets from Operations per Common Share:
Basic	$(0.11)	$0.46	$0.28	$0.17
Diluted	$(0.11)	$0.40	$0.26	$0.17
Weighted Average Common Shares Outstanding – Basic	21,343,746	22,000,571	22,181,003	22,181,003
Weighted Average Common Shares Outstanding – Diluted	21,343,746	27,752,386	27,932,818	22,181,003

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total Investment Income/(Reversal of Investment Income)	$601,102	$86,648	$(54,119)	$102,652
Total Operating Expenses	(3,262,224)	4,308,303	1,397,922	(444,355)
Net Investment Income/(Loss)	3,863,326	(4,221,655)	(1,452,041)	547,007
Net Realized Gain/(Loss) on Investments	(322,477)	2,658,715	1,104,361	(6,075,070)
Net Change in Unrealized Depreciation of Investments	(36,597,249)	(1,261,709)	(15,933,886)	(19,421,001)
Benefit from Taxes on Unrealized Depreciation of Investments	1,565,474	551,310	—	—
Net Decrease in Net Assets Resulting from Operations	$(31,490,926)	$(2,273,339)	$(16,281,566)	$(24,949,064)
Net Decrease in Net Assets from Operations per Common Share:
Basic	$(1.42)	$(0.10)	$(0.74)	$(1.12)
Diluted	$(1.42)	$(0.10)	$(0.74)	$(1.12)
Weighted Average Common Shares Outstanding – Basic	22,181,003	22,181,003	22,181,003	22,181,003
Weighted Average Common Shares Outstanding – Diluted	22,181,003	22,181,003	22,181,003	22,181,003

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total Investment Income	$68,618	$39,363	$123,891	$59,024
Total Operating Expenses	1,653,104	6,239,277	6,233,424	12,852,430
Benefit from/(Provision for) Taxes on Net Investment Loss	(3,103,505)	(26,583,935)	2,494,459	5,223,611
Net Investment Loss	(4,687,991)	(32,783,849)	(3,615,074)	(7,569,795)
Net Realized Gain/(Loss) on Investments	(604)	27,289,816	13,636,614	13,218,403
Benefit from/(Provision for) Taxes on Net Realized Capital Gain	—	11,307,706	(5,567,830)	(5,397,074)
Net Change in Unrealized Appreciation/ (Depreciation) of Investments	(13,480,259)	(21,981,668)	(5,744,399)	27,784,081
Benefit from/(Provision for) Taxes on Unrealized Depreciation/Appreciation of Investments	36,197	25,020,686	2,372,190	(11,370,993)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,132,657)	$8,852,691	$1,081,501	$16,664,622
Net Increase (Decrease) in Net Assets from Operations per Common Share:
Basic	$(0.94)	$0.46	$0.06	$0.86
Diluted	$(0.94)	$0.38	$0.06	$0.71
Weighted Average Common Shares Outstanding – Basic	19,351,197	19,320,100	19,320,100	19,320,100
Weighted Average Common Shares Outstanding – Diluted	19,351,197	23,564,228	19,320,100	23,564,228
NOTE 13 — SUPPLEMENTAL FINANCIAL DATA
Summarized Financial Information of Unconsolidated Subsidiaries
In accordance with the SEC’s Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest; however, the Company must disclose certain financial information related to any subsidiaries or other entities that are considered to be “significant subsidiaries” under the applicable rules of Regulation S-X.
The Company holds a control interest, as defined by the 1940 Act, in certain subsidiaries that are considered significant subsidiaries under the guidance of Regulation S-X, but are not consolidated in the Company’s consolidated financial statements. Below is summarized, comparative financial information for the Company’s unconsolidated significant subsidiaries as of December 31, 2017 and 2016 and for the three years ended December 31, 2017.
Balance Sheet Data as of:	December 31, 2017	December 31, 2016
Current assets	$9,539,621	$5,473,860
Noncurrent assets	4,152,428	1,886,163
Current liabilities	18,898,899	5,249,784
Noncurrent liabilities	7,975,651	7,670,558
Non-controlling interest	—	—

GSV CAPITAL CORP. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2017

Income Statement Data For the years ended:	December 31, 2017	December 31, 2016	December 31, 2015
Revenue	$23,668,762	$21,585,521	$21,319,861
Gross profit	19,176,169	17,652,505	16,248,769
Income/(loss) from operations	(4,258,110)	(4,727,446)	(5,057,815)
Total net income/(loss) including net income/(loss) attributable to non-controlling interest	(4,258,110)	(5,301,605)	(5,306,836)
Net income/(loss) attributable to non-controlling interest	—	—	—

PROSPECTUS
$400,000,000
GSV Capital Corp.
Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies. We may also invest on an opportunistic basis in select publicly traded equity securities of what we believe to be rapidly growing companies that otherwise meet our investment criteria. We acquire our investments through secondary marketplaces for private companies, negotiations with selling stockholders and direct investments in prospective portfolio companies. Our investment activities are managed by GSV Asset Management, LLC. GSV Capital Service Company, LLC provides the administrative services necessary for us to operate.
We have elected to be treated as a regulated investment company (a “RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs.
We seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than our common stock investments and are generally convertible into common stock at our discretion. Our investments generally do not produce current income and therefore we may be dependent on future capital raising to meet our operating needs if no other source of liquidity is available. We will seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies.
We may offer, from time to time, in one or more offerings, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
The offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission (the “SEC”) may permit. In addition, even if we seek and obtain stockholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so.
Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers or otherwise without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.
Our common stock is listed on the Nasdaq Capital Market under the symbol “GSVC.” As of December 31, 2016, our net asset value was approximately $8.66 per share. On May 5, 2017 the last reported sales price on the Nasdaq Capital Market for our common stock was $4.52 per share.
This prospectus, and any accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus, and any accompanying prospectus supplement, before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us by mail at 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769 or on our website at http://www.gsvcap.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In particular, shares of closed-end investment companies, including business development companies, such as our company, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 19 to read about factors you should consider, including the risk of leverage, before investing in our securities.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
The date of this prospectus is May  9, 2017.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, in one or more offerings, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on such terms to be determined at the time of the offering. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our securities. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of such offering. In particular, such prospectus supplement will include updated risk factors, financial data, portfolio holdings and their respective valuations, and other disclosure that will be tailored to address the pertinent market and other conditions that are prevalent at the time of such offering. Such disclosure will include, for example, the per share dollar amount of dilution, if any, that investors in such offering will incur. A prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between information in this prospectus and the accompanying prospectus supplement, you should rely only on the information contained in the accompanying prospectus supplement. Please carefully read this prospectus and the accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Summary,” “Risk Factors” and “Available Information” before you make an investment decision.
You should rely on the information contained in this prospectus. We have not authorized any dealer, salesman or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, and any accompanying prospectus supplement, does not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus or any accompanying prospectus supplement. We will amend or supplement this prospectus and any accompanying prospectus supplement in the event of any material change to the information contained herein or therein during any applicable distribution period.

SUMMARY
This summary, including the Risk Factors summary beginning on page 3, highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” beginning on page 19 and the other information included in this prospectus.
Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “GSV Capital” refer to GSV Capital Corp. In addition, the terms “GSV Asset Management” or “investment adviser” refers to GSV Asset Management, LLC, and “GSV Capital Service Company” or the “administrator” refers to GSV Capital Service Company, LLC.
GSV Capital
We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe are rapidly growing venture- capital-backed emerging companies. We acquire our investments through direct investments in prospective portfolio companies, secondary market places for private companies and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management. GSV Capital Service Company provides the administrative services necessary for us to operate.
Our investment philosophy is based on a disciplined approach of identifying potentially high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Venture capital funds or other financial or strategic sponsors have invested in the vast majority of the companies that our investment adviser evaluates.
We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than our common stock investments and are generally convertible into common stock at our discretion.
We seek to create a low-turnover portfolio that includes investments in companies representing a broad range of investment themes.
Convertible Senior Notes
On September 17, 2013, we issued $69,000,000 aggregate principal amount of convertible senior notes due 2018 (the “Convertible Senior Notes”) (including $9,000,000 aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes). The Convertible Senior Notes bear interest at a fixed rate of 5.25% per year, are payable semi-annually and mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. We do not have the right to redeem the Convertible Senior Notes prior to maturity. The Convertible Senior Notes are convertible into shares of our common stock based on a conversion rate of 83.3596 shares of common stock per $1,000 principal amount of the Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.00 per share of common stock. As of December 31, 2016, the principal amount of the Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of our common stock.
The Convertible Senior Notes are our senior, unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible

Senior Notes, equal in right of payment to any future unsecured indebtedness that is not so subordinated to the Convertible Senior Notes, junior (other than to the extent of the interest escrow) to any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally junior to all future indebtedness (including trade payables) incurred by our subsidiaries. See “Note 9 — Long Term Liabilities” to our consolidated financial statements for the period ended December 31, 2016.
Risk Factors
The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in GSV Capital involves other risks, including the following:
•
Our investments in the rapidly growing venture-capital-backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments;

•
Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value;

•
The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any;

•
Our portfolio is concentrated in a limited number of portfolio companies or market sectors, which subjects us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experience a market downturn. For example, as of December 31, 2016, over 50% of our net asset value was comprised of investments in five portfolio companies. Our investments in Palantir Technologies, Inc. and Spotify Technology S.A., as of December 31, 2016, comprised over 30% of our net asset value, and our aggregate portfolio returns will be significantly adversely affected if our investments in Palantir and/or Spotify perform poorly or if we need to write down the value of such investments;

•
Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected;

•
Any failure on our part to maintain our status as a business development company would reduce our operating flexibility;

•
We are dependent upon GSV Asset Management’s senior investment professionals for our future success. If we lose any of our investment adviser’s senior investment professionals, our ability to implement our business strategy could be significantly harmed;

•
We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods;

•
Since inception, we have experienced substantial negative cash flow from operations which we may continue to experience in the future;

•
There are significant potential risks relating to investing in securities traded on private secondary marketplaces;

•
Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so;

•
There are significant potential risks associated with investing in venture capital companies with complex capital structures;

•
Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price;

•
We operate in a highly competitive market for direct equity investment opportunities;

•
The management and incentive fees may induce GSV Asset Management to make speculative investments;

•
Borrowings, such as the Convertible Senior Notes, can magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;

•
Our use of borrowed funds to make investments exposes us to risks typically associated with leverage;

•
There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies;

•
Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage;

•
In addition to regulatory requirements that restrict our ability to raise capital, the Convertible Senior Notes contain various covenants which, if not complied with, could require us to repurchase the Convertible Senior Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends;

•
We have experienced a substantial increase in operating expenses as a result of our use of leverage and may continue to do so in the future;

•
We will be subject to corporate-level U.S. federal income tax if we are profitable and are unable to qualify as a RIC, which could have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations”;

•
In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when our investment adviser would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs;

•
We incur significant costs as a result of being a publicly traded company;

•
Our common stock price may be volatile and may decrease substantially;

•
Shares of our common stock has recently traded, and may in the future trade, at premiums that may prove to be unsustainable or at discounts from net asset value;

•
There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income; and

•
Our stockholders may experience dilution upon the conversion of our Convertible Senior Notes.

See “Risk Factors” beginning on page 19 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in our securities.
About GSV Asset Management
Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GSV Asset Management is led by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Mr. Moe is assisted by William Tanona, our Chief Financial Officer, Treasurer and Corporate Secretary and Mark W. Flynn, our President, all of whom, along with Luben Pampoulov, a partner of GSV Asset Management, we refer to collectively as GSV Asset Management’s senior investment professionals. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging private companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities.
We believe we benefit from the ability of our investment adviser’s senior investment professionals to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. See “Management” and “Portfolio Management” for more information about GSV Asset Management’s senior investment professionals. Our investment adviser’s senior investment professionals have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.
We pay GSV Asset Management a fee for its services under an investment advisory agreement (the “Investment Advisory Agreement”) consisting of two components — a base management fee and an incentive fee. Under the terms of the Investment Advisory Agreement, the base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). Effective January 1, 2017 through December 31, 2017, however, pursuant to a voluntary waiver by GSV Asset Management, we will pay GSV Asset Management a base management fee of 1.75%, a 0.25% reduction from the 2.0% base management fee payable under the Investment Advisory Agreement. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of  (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” The terms for calculating the management fee create an incentive for our investment adviser to utilize leverage in the future because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our Board of Directors before we incur any future indebtedness.
Investment Opportunity
We believe that society is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. For example, the growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. Similarly, the advent of education technology, and insights with respect to how, and what, people learn, are also disrupting the traditional educational sector. These factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.
At the same time, we believe that the initial public offering (“IPO”) markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for private and smaller companies and investor demand for a longer history of revenue and earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations such as those imposed by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were during the 1990s, with prospective public companies taking longer to come to market.
Investment Strategy
We seek to maintain our portfolio of potentially high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:
•
Identify high quality growth companies.   Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social mobile, cloud computing and big data, internet commerce, sustainability and education technology as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four P’s”:
•
People — Organizations led by strong management teams with in-depth operational focus

•
Product — Differentiated and disruptive products with leading market positioning

•
Potential — Large addressable markets

•
Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.
•
Acquire positions in targeted investments.   We seek to add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Direct equity investments.   We seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.
Private secondary marketplaces and direct share purchases.   We also utilize private secondary marketplaces as a means to acquire equity and equity-related interests in privately-held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that GSV Asset Management’s investment professionals’ reputation within the industry and history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

•
Create access to a varied investment portfolio.   We seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Competitive Advantages
We believe that we benefit from the following competitive advantages in executing our investment strategy:
•
Experienced team of investment professionals.   Our investment adviser’s senior investment professionals and our Board of Directors have significant experience researching and investing in the types of potentially rapidly growing venture-capital-backed emerging companies we are targeting for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.

•
Disciplined and repeatable investment process.   We have established a disciplined and repeatable process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors.

•
Deep relationships with significant credibility to source and complete transactions.   GSV Asset Management, including its senior investment professionals, is strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s senior investment professionals have also developed strong relationships in the financial, investing and technology-related sectors.

•
Source of permanent investing capital.   As a publicly traded corporation, we have access to a source of permanent equity capital which we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.

•
Early mover advantage.   We believe we are one of the few publicly traded business development companies with a specific focus on investing in potentially rapidly growing venture-capital-backed emerging companies. The transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged a number of relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will serve our goal to complete equity transactions in compelling private companies at attractive valuations.

Operating and Regulatory Structure
GSV Capital was formed as a Maryland corporation and is an externally managed, non-diversified closed-end management investment company. We completed our IPO in May 2011 and have elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of  “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” We have elected to be treated as a RIC under the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Material U.S. Federal Income Tax Considerations.”
Our investment activities are managed by GSV Asset Management and supervised by our Board of Directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement (the “Administration Agreement”), under which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred.
Our Corporate Information
Our principal office is located at 2925 Woodside Road, Woodside, CA 94062, and our telephone number is (650) 235-4769.

OFFERINGS
We may offer, from time to time, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering and set forth in one or more supplements to this prospectus.
Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.
Set forth below is additional information regarding offerings of our securities:
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to invest the net proceeds from the sale of our securities pursuant to this prospectus and any accompanying prospectus supplement in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of any such net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of such offering. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
Nasdaq Capital Market symbol
Our common stock is listed on the Nasdaq Capital Market under the symbol “GSVC.”
Distributions
The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other business development companies that primarily make debt investments.
Taxation
We have elected to be treated as a RIC under the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Fees
We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. Under the terms of the Investment Advisory Agreement, the base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). Effective January 1, 2017 through December 31, 2017, however, pursuant to a voluntary waiver by GSV Asset Management, we will pay GSV Asset Management a base management fee of 1.75%, a 0.25% reduction from the 2.0% base management fee payable under the Investment Advisory Agreement. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of  (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. Our realized capital gains from each investment, expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, will be compared to a hurdle rate of 8.00% per year. We will only pay an incentive fee on any realized capital gains from an investment that exceeds the hurdle rate. We will pay GSV Asset Management an incentive fee with respect to our realized capital gains from each investment as follows:
•
No incentive fee will be payable on the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, does not exceed the hurdle rate of 8.00% per year.

•
We will pay as an incentive fee 100% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds the hurdle rate of 8.00% per year but is less than a rate of 10.00% per year. We refer to this portion of our realized capital gains from each investment (which exceeds the hurdle rate but is less than 10.00%) as the “catch-up.” The “catch-up” is meant to provide GSV Asset Management with 20% of the amount of our realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

•
We will pay as an incentive fee 20% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

See “Investment Advisory Agreement.”

Administration Agreement
We reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse GSV Capital Service Company for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services. Additionally, GSV Capital Service Company may outsource some of its duties. Pursuant to its obligations under the Administration Agreement, GSV Capital Service Company has retained Carl Rizzo of Alaric Compliance Services LLC to serve as our Chief Compliance Officer. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. See “Administration Agreement.”
Leverage
We may borrow for investment purposes and as a result may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, GSV Asset Management, will be borne by our security holders. We will be required, however, to obtain the approval of our Board of Directors before we incur any additional indebtedness.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
License Agreement
We have entered into a license agreement with GSV Asset Management, pursuant to which GSV Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “GSV.” See “License Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Our Capital Stock.”
Risk Factors
Investing in our securities involves a high degree of risk. You should consider carefully the information found under the heading “Risk Factors.” We invest in rapidly growing venture-capital-backed emerging companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769, or on our website at http://www.gsvcap.com.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly on an as-converted basis. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “GSV Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in GSV Capital Corp., however, your responsibility for such fees or expenses is limited to your investment in GSV Capital Corp. The fee table and example below include all fees and expenses of our consolidated subsidiaries.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	(1)
Offering expenses (as a percentage of offering price)	(2)
Dividend reinvestment plan expenses	(3)
Total stockholder transaction expenses (as a percentage of offering price)	(4)
Annual expenses (as a percentage of net assets attributable to common stock):(9)
Base management fee	2.78%(5)
Incentive fees payable under the Investment Advisory Agreement (20%)	2.12%(6)
Interest payments on borrowed funds	2.22%(7)
Other expenses	2.49%(8)
Total annual expenses	9.61%(10)

(1)
In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

(3)
The expenses of the dividend reinvestment plan are included in “Other Expenses.”

(4)
The total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Reflects the estimated base management fee that we will pay, calculated at an annual rate of 2.0% of the value of our estimated gross assets for the 12 months ending December 31, 2017. Under the terms of the Investment Advisory Agreement, the base management fee is calculated at an annual rate of 2.00% of our gross assets, which are our total assets as reflected on our balance sheet (with no deduction for liabilities). See “Investment Advisory Agreement.”

(6)
The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of  (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle” of 8.00% per year, and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.” For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. For the year ended December 31, 2016, we had a reversal of incentive fees of  $15,188,121, resulting in a total of $2,126,444 of accrued incentive fees as of December 31, 2016. Historically, option (ii) above has resulted in lower accrued incentive fees than option (i). As such, we have projected incentive fees of $4.3 million for the twelve months ending December 31, 2017 based upon an assumed return of 8.0% on our $262.0 million of portfolio investments as of December 31, 2016.
(7)
We have assumed that we have $69 million of outstanding borrowings at an annual interest rate of 5.25%, which reflects our outstanding Convertible Senior Notes as of December 31, 2016, and $12.0 million of additional borrowings, with an estimated annual interest rate of 7.5%, that may be borrowed under any future credit facility. We have also included in our calculation of  “Interest payments on borrowed funds” an estimated 0.5% annual fee that may be charged under any credit facility. As of December 31, 2016, our Convertible Senior Notes payable balance on our Condensed Consolidated Statements of Assets and Liabilities was $67,512,798 due to the amortization of the fair value of the embedded derivative as of September 17, 2013, as well as the deduction of deferred debt issuance costs. Refer to the reconciliation table below. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings.”

December 31, 2016
(Unaudited)
Aggregate principal of Convertible Senior Notes	$69,000,000
Less amortization of embedded derivative discount	(261,099)
Direct deduction of deferred debt issuance costs	(1,226,103)
Convertible Senior Notes payable 5.25% due September 15, 2018	$67,512,798

(8)
“Other expenses,” which we calculate to equal $5,070,371 are based upon estimates for the twelve months ending December 31, 2017. These expenses include certain expenses allocated to us under the Investment Advisory Agreement, such as travel expenses incurred in connection with the investigation and monitoring of our investments.

(9)
Net assets attributable to common stock, which we calculate to equal $203,694,918, reflect our December 31, 2016 net asset value increased to reflect an assumed annual return of 8.0% on our $262.0 million of portfolio investments as of December 31, 2016.

(10)
Total annual expenses are presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 7 above for additional information regarding certain assumptions regarding our level of leverage.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$83	$241	$389	$715

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. As the incentive fee under the Investment Advisory Agreement is payable only on realized capital gains, this illustration assumes that the entire 5.0% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA
The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. The selected financial data as of and for the years ended December 31, 2016 and 2015 have been derived from financial statements that have been audited by Deloitte & Touche LLP. The selected financial data as of and for the years ended December 31, 2014, 2013 and 2012 have been derived from financial statements that have been audited by Grant Thornton LLP. Historical data is not necessarily indicative of the results to be expected for any future period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.
	As of and for the year ended December 31, 2016	As of and for the year ended December 31, 2015	As of and for the year ended December 31, 2014	As of and for the year ended December 31, 2013	As of and for the year ended December 31, 2012
Income Statement Data:
Total investment income	$736,283	$290,896	$185,946	$48,951	$248,077
Total operating expenses	1,999,646	26,978,235	21,775,939	22,083,875	8,530,958
(Provision)/Benefit for taxes on net investment loss	—	(21,969,370)	8,810,102	13,159,268	—
Net investment loss	(1,263,363)	(48,656,709)	(12,779,891)	(8,875,656)	(8,282,881)
Net realized gain/(loss) on investments	(2,634,471)	54,144,229	23,926,124	(21,706,021)	(1,380,519)
(Provision)/Benefit for taxes on net realized capital losses/gains	—	342,802	(9,769,036)	9,426,234	—
Net change in unrealized appreciation/(depreciation) of investments	(73,213,845)	(13,422,245)	(5,811,797)	87,445,149	(10,170,850)
(Provision)/Benefit for taxes on unrealized appreciation/depreciation of investments	2,116,784	16,058,080	2,371,829	(30,906,063)	—
Net increase/(decrease) in net assets resulting from operations	(74,994,895)	8,466,157	(2,062,771)	35,383,643	(19,834,250)
Per Common Share Data:
Net increase/(decrease) in net assets resulting from operations per average share:
Basic	$(3.38)	$0.44	$(0.11)	$1.83	$(1.23)
Diluted	(3.38)	0.44	(0.11)	1.78	(1.23)
Weighted-Average Common Shares:
Basic	22,181,003	19,327,938	19,320,100	19,320,100	16,096,330
Diluted	22,181,003	19,327,938	19,320,100	20,541,014	16,096,330
Net asset value per share(1)	8.66	12.08	14.80	14.91	13.07
Market price at year-end	5.03	9.37	8.63	12.09	8.43
Distributions declared	0.04	2.76	—	—	—
Shares Outstanding at year end	22,181,003	22,181,003	19,320,100	19,320,100	19,320,100
Balance Sheet Data:
Total assets(2)(3)	$300,964,426	$397,843,071	$482,979,027	$374,569,437	$253,130,728
Convertible Senior Notes embedded derivative liability	—	—	1,000	799,000	—
Convertible Senior Notes payable 5.25% due September 15, 2018(3)	67,512,798	66,649,047	65,795,284	64,957,174	—
Total liabilities(3)	108,835,616	129,832,126	197,075,354	86,602,993	547,927
Total net assets	192,128,810	268,010,945	285,903,673	287,966,444	252,582,801

(1)
Net asset value per share is based on basic shares outstanding at the end of the period.

(2)
During the years ended December 31, 2013 and 2012, total assets increased due to the issuance of Convertible Senior Notes in September 2013, as well as multiple equity offerings. During the year ended December 31, 2014, total assets increased due to the purchase of a United States Treasury Bill on margin. During the year ended December 31, 2015, total assets decreased due to a declared dividend, which was paid on December 31, 2015. Refer to Note 4 to the consolidated financial statements for further details. During the year ended December 31, 2016, total assets and net assets decreased due to a change in unrealized depreciation of investments. For further discussion of factors that affected our total assets and net assets refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations”.
(3)
Deferred debt issuance costs of  $1,947,572, $2,667,069 and $3,378,121, as of December 31, 2015, 2014 and 2013, respectively, related to the Company’s issuance of the Convertible Senior Notes payable were previously classified as “Deferred financing costs” as of December 31, 2015, 2014 and 2013. In accordance with ASU 2015-03, each of these balances has been retrospectively reclassified as a direct deduction from the Convertible Senior Notes. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Recently Adopted Accounting Standards,” as well as “Note 9 — Long Term Liabilities” of the consolidated financial statements as of December 31, 2016 included in this registration statement for further detail.

SELECTED QUARTERLY FINANCIAL DATA
The following table sets forth certain quarterly financial information for each quarter in the fiscal years ended December 31, 2016 and 2015. This quarterly financial information was derived from our unaudited financial statements, and in the opinion of management reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.
	Quarter Ended March 31, 2016	Quarter Ended June 30, 2016	Quarter Ended September 30, 2016	Quarter Ended December 31, 2016
Total Investment Income	$102,652	$(54,119)	$86,648	$601,102
Total Operating Expenses	$(444,355)	$1,397,922	$4,308,303	$(3,262,224)
(Provision)/Benefit for Taxes on Net Investment Income/Loss	—	—	—	—
Net Investment Income/(Loss)	$547,007	$(1,452,041)	$(4,221,655)	$3,863,326
Net Realized Gain/(Loss) on Investments	(6,075,070)	$1,104,361	$2,658,715	$(322,477)
(Provision)/Benefit for Taxes on Net Realized Capital Gains	—	—	—	—
Net Change in Unrealized Depreciation of Investments	$(19,421,001)	$(15,933,886)	$(1,261,709)	$(36,597,249)
Benefit for Taxes on Unrealized Depreciation of Investments	—	—	$551,310	$1,565,474
Net Decrease in Net Assets Resulting from Operations	$(24,949,064)	$(16,281,566)	$(2,273,339)	$(31,490,926)
Net Decrease in Net Assets from Operations per common share – basic	$(1.12)	$(0.74)	$(0.10)	$(1.42)
Net Decrease in Net Assets from Operations per common share – diluted	$(1.12)	$(0.74)	$(0.10)	$(1.42)
Weighted Average Common Shares Outstanding – Basic	22,181,003	22,181,003	22,181,003	22,181,003
Weighted Average Common Shares Outstanding – Diluted	22,181,003	22,181,003	22,181,003	22,181,003
	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015	Quarter Ended September 30, 2015	Quarter Ended December 31, 2015
Total Investment Income	$59,024	$123,891	$39,363	$68,618
Total Operating Expenses	$12,852,430	$6,233,424	$6,239,277	$1,653,104
(Provision)/Benefit for Taxes on Net Investment Loss	$5,223,611	$2,494,459	$(26,583,935)	$(3,103,505)
Net Investment Loss	$(7,569,795)	$(3,615,074)	$(32,783,849)	$(4,687,991)
Net Realized Gain/(Loss) on Investments	$13,218,403	$13,636,614	$27,289,816	$(604)
(Provision)/Benefit for Taxes on Net Realized Capital Gain	$(5,397,074)	$(5,567,830)	$11,307,706	—
Net Change in Unrealized Appreciation/(Depreciation) on Investments	$27,784,081	$(5,744,399)	$(21,981,668)	$(13,480,259)
(Provision)/Benefit for Taxes on Unrealized Appreciation/Depreciation of Investments	$(11,370,993)	$2,372,190	$25,020,686	$36,197
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,664,622	$1,081,501	$8,852,691	$(18,132,657)
Net Increase/(Decrease) in Net Assets from Operations per common share – basic	$0.86	$0.06	$0.45	$(0.94)
Net Increase/(Decrease) in Net Assets from Operations per common share – diluted	$0.73	$0.06	$0.42	$(0.94)
Weighted Average Common Shares Outstanding – Basic	19,320,100	19,320,100	19,320,100	19,351,197
Weighted Average Common Shares Outstanding – Diluted	23,564,228	19,320,100	23,564,228	19,351,197

RISK FACTORS
Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. Although the risks described below represent the material risks associated with investments in our securities, specifically, the risks associated with investing in a business development company, as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to GSV Capital Corp.’s, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.
Risks Related To Our Investments
Our investments in the rapidly growing venture-capital-backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments.
Investment in the rapidly growing venture-capital-backed emerging companies that we are targeting involves a number of significant risks, including the following:
•
these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;

•
they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

•
they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•
because they are privately owned, there is generally little publicly available information about these businesses; therefore, although our investment adviser’s agents will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable; and

•
they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.
Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, the fair value of our direct investments in portfolio companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by our Board of Directors based upon the recommendation of the Board of Director’s valuation committee in accordance with our written valuation policy. In connection with that determination, members of GSV Asset Management’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. The valuation committee utilizes the services of an independent valuation firm, which prepares valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the valuation committee takes into account in providing its fair value recommendation to the Board of Directors with respect to such non-traded investments include, as relevant and, to the extent available, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might warrant.
We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies.
We invest principally in the equity and equity-related securities of what we believe to be rapidly growing venture-capital-backed emerging companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value.
In addition, the private company securities we acquire are often subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.

Most of our portfolio companies are currently experiencing operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit.
We have limited information about the financial performance and profitability of some of our portfolio companies. While according to public filings with the SEC, certain of our portfolio companies have earned net income in recent periods, we believe that many of our portfolio companies are currently experiencing operating losses. There can be no assurance when or if such companies will operate at a profit.
The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any.
Our investments will generally not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, will make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.
In addition, because we generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular realization events, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.
Our portfolio is concentrated in a limited number of portfolio companies or market sectors, which subjects us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.
A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. For example, as of December 31, 2016, over 50% of our net asset value was comprised of investments in five portfolio companies. Beyond the asset diversification requirements necessary to qualify as a RIC, we have general guidelines for diversification, however our investments could be concentrated in relatively few issuers. In addition, our investments may be concentrated in a limited number of market sectors, including in technology-related sectors. As a result, a downturn in any market sector in which a significant number of our portfolio companies operate, or the deterioration of the market position of any portfolio company in which we have a material position, could materially adversely affect us.
Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.
Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the cost and fair value of the total investments in portfolio companies that represented greater than 5.0% of our net assets as of December 31, 2016:

Portfolio Company	Industry	Cost	Fair Value	% of Net Asset Value (at fair value)
Palantir Technologies, Inc.	Data Analysis	$17,198,903	$41,508,965	21.61%
Spotify Technology S.A.	Online Music Streaming	13,599,572	18,931,691	9.85
Coursera, Inc.	Online Education	14,519,519	14,510,855	7.55
JAMF Holdings, Inc.	Mobile Device Management	9,999,928	13,856,754	7.21
General Assembly Space, Inc.	Education	5,999,961	13,746,764	7.16
Dropbox, Inc.	Cloud Computing Services	13,656,926	13,190,484	6.87
Lytro, Inc.	Light Field Imaging Platform	10,502,083	10,908,151	5.68
Ozy Media, Inc.	Digital Media Platform	10,500,199	10,609,999	5.52
Course Hero, Inc.	Online Education	5,000,001	10,532,304	5.48
Curious.com Inc.	Online Education	12,000,006	9,984,954	5.20
StormWind, LLC	Interactive Learning	6,130,474	9,621,037	5.01
Total		$119,107,572	$167,401,958	87.14%

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected. For more information about our portfolio companies, see “Portfolio Companies.”
Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.
Given the experience of our investment adviser’s senior investment professionals within the technology space, we expect that a number of the companies with respect to which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.
We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.
We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to qualify to maintain our status as a RIC or lack access to the desired follow-on investment opportunity.
In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an IPO as a result of regulatory or financial restrictions.

Because we will generally not hold controlling equity interests in our portfolio companies, we will likely not be in a position to exercise control over our portfolio companies or to prevent decisions by substantial stockholders or management of our portfolio companies that could decrease the value of our investments.
Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as venture capital and private equity sponsors, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.
Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
While we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. In regards to the regulatory requirements for business development companies, some of these investments may not qualify as investments in “eligible portfolio companies,” and thus may not be considered “qualifying assets.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. In addition, investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.
Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
We may expose ourselves to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
Risks Related to Our Business and Structure
Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.
The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to maintain our qualification, to be regulated as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.
We are dependent upon GSV Asset Management’s senior investment professionals for our future success. If we lose any of GSV Asset Management’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.
We depend on the diligence, skill and network of business contacts of GSV Asset Management’s senior investment professionals. These senior investment professionals, together with other investment professionals employed by GSV Asset Management, evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment adviser’s senior investment professionals, particularly Michael T. Moe, Mark W. Flynn, William Tanona and Luben Pampoulov.
All of GSV Asset Management’s senior investment professionals, including Michael T. Moe, Mark W. Flynn, William Tanona and Luben Pampoulov, are at-will employees. As a result, although Messrs. Moe, Flynn, Tanona and Pampoulov comprise the principals of GSV Asset Management, they are free to terminate their employment with GSV Asset Management at any time. In addition, none of our investment adviser’s senior investment professionals, including Messrs. Moe, Flynn, Tanona and Pampoulov, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with GSV Asset Management, or if GSV Asset Management were to no longer serve as our investment adviser. There can be no assurance that our investment adviser will be successful in retaining its senior investment professionals, including Messrs. Moe, Flynn, Tanona and Pampoulov. The departure of any of Messrs. Moe, Flynn, Tanona and Pampoulov could have a material adverse effect on our ability to achieve our investment objective.
Our growth will require that GSV Asset Management retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which GSV Asset Management will compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, will have greater resources than it.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.
Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze and invest in companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We seek a specified number of investments in rapidly growing venture-capital-backed emerging companies, which may be extremely risky. There can be no assurance that GSV Asset Management will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.
In addition to monitoring the performance of our existing investments, GSV Asset Management is required to offer, and may be called upon to provide, managerial assistance to some of our portfolio companies. GSV Asset Management also currently manages Coursera@GSV Fund, LP and Coursera@GSV-EDBI Fund, LP, special purpose vehicles each comprised of an underlying investment in Coursera stock (collectively, the “Coursera Funds”). GSV Asset Management also serves as sub-adviser for certain investment series of GSV Ventures I LLC, GSV Ventures II LLC, GSV Ventures V LLC, GSV Ventures VI LLC and a pooled investment fund, GSV Ventures III LLC, each a venture capital fund (collectively, the “GSV Ventures Funds”), as well as GSV Coursera LLC, a special purpose venture capital vehicle comprised of an underlying investment in Coursera stock (collectively, with the GSV Ventures Funds, referred to as the “GSV Funds”), and will likely manage one or more private funds, or series within such private funds, in the future. We have no ownership interests in the Coursera Funds or the GSV Funds subadvised by GSV Asset Management. These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, any inability to successfully operate our business or implement our investment policies and strategies as described herein could adversely impact our ability to pay dividends.
We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.
We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, changes in the valuation of our portfolio investments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. For example, since inception through December 31, 2016, we have experienced substantial cumulative negative cash flows from operations. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. In addition, there can be no assurance that we will be able to locate or acquire investments that are of a similar nature to those currently in our portfolio. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our business model depends upon the development and maintenance of strong referral relationships with private equity, venture capital funds and investment banking firms.
We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions or other secondary transactions.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.
We have utilized and expect to continue to utilize private secondary marketplaces, such as SharesPost, Inc. and the NASDAQ Private Market, LLC, to acquire investments for our portfolio. When we purchase secondary shares, we may have little or no direct access to financial or other information from these portfolio companies. As a result, we are dependent upon the relationships and contacts of our investment adviser’s senior investment professionals and our Board of Directors to obtain the information for our investment adviser to perform research and due diligence, and to monitor our investments after they are made. There can be no assurance that our investment adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary marketplaces could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.
In addition, while we believe the ability to trade on private secondary marketplaces provides valuable opportunities for liquidity, there can be no assurance that the portfolio companies with respect to which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may result in an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may overstate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our net asset value and results of operations.
Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of our company as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.
Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so.
Most of our investments are or will be in equity or equity-related securities of privately held companies. The securities we acquire in private companies are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent, may require that shares owned by us be held in escrow and may include provisions in company charter documents, investor rights of first refusal and co-sale and/or employment or trading policies further restricting trading. In order to complete a purchase of shares we may need to, among other things, give the issuer, its assignees or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment, we generally become bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as co-sale or tag-along rights. These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO, our ability to liquidate may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale or tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.
Although we believe that secondary marketplaces may offer an opportunity to liquidate our private company investments, there can be no assurance that a trading market will develop for the securities that we wish to liquidate or that the subject companies will permit their shares to be sold through such marketplaces. Even if some of our portfolio companies complete IPOs, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. As a result, the market price of securities we hold may decline substantially before we are able to sell these securities following an IPO.
Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it advantageous to do so, or at all. Because our net asset value is only determined on a quarterly basis and due to the difficulty in assessing this value, our net asset value may not fully reflect the illiquidity of our portfolio, which may change on daily basis, depending on many factors, including the status of the private secondary markets and our particular portfolio at any given time.
There are significant potential risks associated with investing in venture capital companies with complex capital structures.
We invest primarily in what we believe to be rapidly growing venture-capital-backed emerging companies, either through private secondary transactions, other secondary transactions or direct investments in companies. Such private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior or pari passu preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our investment adviser’s senior investment professionals and our Board of Directors have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.
Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.
We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. In addition, there are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and may continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, any failure to keep pace with such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, would expose us to an increasing risk of inadvertent non-compliance. While our management team takes reasonable efforts to ensure that we are in full compliance with all laws applicable to our operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may limit our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.
Over the last several years, there has also been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.
As a business development company, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.
From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, the referendum by British voters to exit the European Union (“E.U.”) (“Brexit”) in June 2016 has led to further disruption and instability in the global markets. There can be no assurance these market conditions will not repeat themselves or worsen in the future.
Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a business development company, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors.
Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.
Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States, China and several countries in Europe, and uncertainties about the new U.S. presidential administration could have a significant adverse effect on our business, financial condition and results of operations.
Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history in August 2011. Further, Moody’s Investor Services, Inc. (“Moody’s”) and Fitch Ratings Inc. (“Fitch”) had warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.
In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.
In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China’s currency. Since then, the Chinese capital markets have continued to experience periods of instability. These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.
The Federal Reserve raised the Federal Funds Rate in December 2015, in December 2016 and again in March 2017, and has announced its intention to continue to raise the federal funds rate over time. These developments, along with the United States government’s credit and deficit concerns, the European sovereign debt crisis and the economic slowdown in China, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms.
In November 2016, the United States held its Federal election and elected Donald Trump, the Republican Party nominee, as President. Following President Trump’s inauguration in January 2017, the Republican Party controls both the executive and legislative branches of government, which increases the likelihood that legislation will be adopted implementing the policies of the Trump administration. While campaigning, President Trump made statements suggesting he may seek to have Congress adopt legislation that could significantly affect the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and the Financial Stability Oversight Council, and renewed proposals to separate banks’ commercial and investment banking activities. President Trump also stated he would cause the United States to withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition. In addition, the business development company market may be more sensitive to changes in interest rates or other factors and to the extent the business development company market trades down, our shares might likewise be affected. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.
Our business and operations could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.
In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the business development company space recently. While we are currently not subject to any securities litigation or stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board of Directors’ attention and resources from our business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.
We operate in a highly competitive market for direct equity investment opportunities.
A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.
The management and incentive fees may induce GSV Asset Management to make speculative investments.
The incentive fee payable by us to GSV Asset Management may create an incentive for GSV Asset Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to GSV Asset Management is determined, which is calculated as a percentage of the return on invested capital, may encourage GSV Asset Management to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities), may encourage GSV Asset Management to use leverage to make additional investments. On September 17, 2013, we completed a private placement of $69.0 million in aggregate principal amount of 5-year unsecured 5.25% Convertible Senior Notes. We will be required, however, to obtain the approval of our Board of Directors before we incur any additional indebtedness. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.
In addition, GSV Asset Management has control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, GSV Asset Management, and those of our interested directors who are compensated by GSV Asset Management as employees of, or consultants to, GSV Asset Management based on the management and incentive fees paid by us to GSV Asset Management, may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize the incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders. The independent members of our Board of Directors monitor such conflicts of interest in connection with their review of the performance of GSV Asset Management under our Investment Advisory Agreement, as well as during their quarterly review of our financial performance and results of operations.
Borrowings, such as the Convertible Senior Notes, can magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.
Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. In addition to the Convertible Senior Notes, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders. Lenders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Leverage is generally considered a speculative investment technique. Our ability to service the Convertible Senior Notes and any future debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to GSV Asset Management will be payable on our gross assets, including those assets acquired through the use of leverage, GSV Asset Management may have a financial incentive to incur additional leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of such leverage, including any increase in the management fee payable to GSV Asset Management. As a result of our use of leverage, we have experienced a substantial increase in operating expenses and may continue to do so in the future.
Illustration.   The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on the portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.
Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Stockholders(1)	-15.52%	-8.70%	-1.89%	4.93%	11.75%

(1)
Assumes $262.0 million in total portfolio assets and $69.0 million in total debt outstanding. Total portfolio assets reflect our total investments, excluding U.S. Treasuries, and total debt outstanding as of December 31, 2016.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.
We borrow money and may issue additional debt securities or preferred stock to leverage our capital structure. As a result:
•
shares of our common stock would be exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•
any depreciation in the value of our assets may magnify losses associated with an investment and could totally eliminate the value of an asset to us;

•
if we do not appropriately match the assets and liabilities of our business and interest or dividend rates on such assets and liabilities, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•
our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200%, and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•
any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•
such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility or affecting our investment or operating policies, and may require us to pledge assets or provide other security for such indebtedness;

•
we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on such securities;

•
if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders’ having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders;

•
any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares; and

•
any custodial relationships associated with our use of leverage would conform to the requirements of the 1940 Act, and no creditor would have veto power over our investment policies, strategies, objectives or decisions except in an event of default or if our asset coverage was less than 200%.

Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.
If we default under any future credit facility or other indebtedness, we may not be able to make payments on the Convertible Senior Notes.
Any default under any future credit facility or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness, could make us unable to pay principal, premium, if any, and interest on the Convertible Senior Notes and substantially decrease the market value of the Convertible Senior Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness may have the ability to elect to declare all the funds borrowed thereunder due and payable, together with accrued and unpaid interest, the lenders under any credit facility or other debt we may incur in the future may elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under any credit facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the any credit facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we may be in default under the relevant credit facility or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, which potentially includes the lenders under any future credit facility, could proceed against the collateral securing the debt. Because any future credit facilities will likely have customary cross-default provisions, if the indebtedness under the Convertible Senior Notes or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.
If we default on our obligations under any future credit facility, we may suffer adverse consequences, including foreclosure on our assets.
If we enter into a credit facility in the future, then substantially all of our assets may be pledged as collateral under such credit facility. If we default on our obligations under any such credit facility, the lender may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to its security interests or superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings to avoid foreclosure, and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of the Company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.
In addition, if the lender exercises its right to sell the assets pledged under any such credit facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of our outstanding borrowings.
We may default under any future credit facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
In the event that we default under any future credit facility, our business could be adversely affected as we may be forced to sell all or a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under any such credit facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such future credit facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.
We have entered into an Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Messrs. Moe, Tanona and Flynn, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. GSV Capital Service Company is controlled by GSV Asset Management. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.
As discussed above, GSV Asset Management has control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, GSV Asset Management, and those of our interested directors who are compensated by GSV

Asset Management as employees of, or consultants to, GSV Asset Management, may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize the incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders. In addition, Mark Klein, a member of our Board of Directors, or entities with which he is affiliated, receives fees from GSV Asset Management equal to a percentage of each of the base management fee and the incentive fee paid by us to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management.
Further, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, GSV Asset Management also serves as sub-adviser to GSV Coursera LLC, certain investment series of the GSV Ventures Funds and manages the Coursera Funds. We have no ownership interests in the Coursera Funds or the GSV Funds subadvised by GSV Asset Management. See “Portfolio Management” for more information.
While the investment focus of each of these entities, including the GSV Funds and the Coursera Funds, may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that we have priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between us and any such other funds.
GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interests of us or our stockholders and may result in actual or perceived conflicts of interest.
Finally, we pay GSV Capital Service Company our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing any administrative services, which creates conflicts of interest that our Board of Directors must monitor. See “Conflicts of Interest and Related Party Transactions and Certain Relationships.”
GSV Asset Management has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
GSV Asset Management has the right, under the Investment Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If GSV Asset Management resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by GSV Asset Management and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
Although we focus on achieving capital gains from our investments, in certain cases we may receive current income, such as interest or dividends, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, in order to maintain our qualification as a RIC, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus would be subject to corporate-level U.S. federal income tax.
Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.
We may in the future issue additional debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively (along with the Convertible Senior Notes) as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.
All of the costs of offering and servicing the Convertible Senior Notes and any additional debt or preferred stock we may issue in the future, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of the Convertible Senior Notes, any additional debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of the Convertible Senior Notes and our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect two members of our Board of Directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies.
We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of GSV Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

In addition to regulatory requirements that restrict our ability to raise capital, the Convertible Senior Notes contain various covenants which, if not complied with, could require us to repurchase the Convertible Senior Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.
The Convertible Senior Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under the Convertible Senior Notes and accelerate repurchase of the Convertible Senior Notes, would have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases.
We will be subject to corporate-level U.S. federal income tax if we are profitable and are unable to qualify as a RIC, which could have a material adverse effect on us and our stockholders.
We elected to be treated as a RIC under the Code beginning with our taxable year ended December 31, 2014, have qualified to be treated as a RIC for subsequent taxable years and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. For the fiscal year ended 2012, however, we failed to satisfy certain tests required for us to qualify as a RIC under the Code, and were therefore subject to corporate-level U.S. federal income tax. In September 2014, we filed our 2013 tax return as a RIC and sought to be granted RIC status for our 2013 taxable year; however, we determined we would not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we were certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year (such certification, an “SEC Certification”). In September 2015, we had not received such SEC Certification for our 2013 taxable year, and we determined it was in the best interests of our stockholders to file the 2013 tax return as a C corporation. We have not received and do not anticipate receiving such SEC Certification for our 2013 taxable year. We do not intend to pursue this certification with the SEC. See “Material U.S. Federal Income Tax Considerations.”
Management generally believes that it will be in our best interests to be treated a RIC in any year in which we are profitable. If we fail to qualify as a RIC for any year in which we are profitable and such profits exceed certain loss carryforwards that we are entitled to utilize, we will be subject to corporate-level U.S. federal income tax, which could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions. Such a failure could have a material adverse effect on us and our stockholders.
We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. We recognize the tax benefits of uncertain tax positions only when the position has met the “more-likely-than-not” threshold. We classify penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. We have identified our major tax jurisdictions as U.S. federal and California.
In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when our investment adviser would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs.
To qualify for the special treatment accorded to RICs, we must meet certain income source, asset diversification and annual distribution requirements. In order to satisfy the income source requirement, we must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities or income from “qualified publicly traded partnerships.” To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests in any year in which we intend to be treated as a RIC may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and could result in substantial losses. In addition, in order to satisfy the annual distribution requirement for a RIC, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. We will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to dispose of investments quickly enough to meet the asset diversification requirements at the end of a quarter or obtain cash from other sources in order to meet the annual distribution requirement, we may fail to qualify for special tax treatment accorded to RICs and, thus, be subject to corporate-level U.S. federal income tax.
Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
We have elected to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a business development company, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level income taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our U.S. federal corporate-level income tax liability. As a business development company, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a business development company, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.
We may continue to choose to pay dividends in our common stock, in which case you may be required to pay tax in excess of the cash you receive.
We have in the past, and may continue to, distribute taxable dividends that are payable in part in shares of our common stock. For example, on November 4, 2015, our Board of Directors declared a dividend of $2.76 per share to stockholders, paid in part cash and part shares of our common stock on December 31, 2015. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own common stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or common stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in common stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in common stock will be equal to the amount of cash that could have been received instead of common stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to Non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock.
Even in the event the value of your investment declines, the base management fee will still be payable.
Under the terms of the Investment Advisory Agreement, the base management fee is calculated at an annual rate of 2.0% of the value of our gross assets, which we pay monthly in arrears. Effective January 1, 2017 through December 31, 2017, however, pursuant to a voluntary waiver by GSV Asset Management, we will pay GSV Asset Management a base management fee of 1.75%, a 0.25% reduction from the 2.0% base management fee payable under the Investment Advisory Agreement. This waiver of a portion of the base management fee is not subject to recourse against or reimbursement by us. The base management fee is payable regardless of whether the value of our gross assets or your investment declines. As a result, we will owe GSV Asset Management a base management fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the period for which the base management fee is paid.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC.
Our inability to successfully appoint a new independent member to our Board of Directors may result in our failure to regain compliance with Nasdaq Listing Rules and our common stock may be delisted from the Nasdaq Capital Market, which may reduce the price of our common stock and levels of liquidity available to our stockholders.
On March 15, 2017, each of Catherine J. Friedman and Bradford C. Koenig resigned as a member of our Board of Directors, effective as of March 17, 2017. Both Ms. Friedman and Mr. Koenig were independent directors of the Board of Directors and, as a result of their resignations, our Board of Directors no longer comprises a majority of independent directors (as defined by Nasdaq Listing Rule 5605(a)(2)), as required by Nasdaq Listing Rule 5605(b)(1).
On March 22, 2017, in accordance with the Nasdaq Listing Rules and in connection with the resignations of Ms. Friedman and Mr. Koenig, we notified Nasdaq of our noncompliance with Nasdaq Listing Rule 5605(b)(1) and our desire to use the cure period provided by Nasdaq Listing Rule 5605(b)(1)(A). Later on March 22, 2017, we received a notice from Nasdaq acknowledging our noncompliance and confirming that Nasdaq will provide us with the requisite cure period.
In accordance with Nasdaq Listing Rule 5605(b)(1)(A), we have until the earlier of our next annual stockholders’ meeting or March 17, 2018, or if our next annual stockholders’ meeting is held before September 13, 2017, then we have until September 13, 2017 to regain compliance with Nasdaq Listing Rule 5605(b)(1).
To remedy the noncompliance with Nasdaq Listing Rule 5605(b)(1) prior to the expiration of the applicable cure period described above, our Board of Directors has appointed two new directors: Marc Mazur and David S. Pottruck. Mr. Mazur was appointed to serve as a member of the Board of Directors, effective March 17, 2017, in order to fill the vacancy created by Ms. Friedman’s resignation. Mr. Mazur is an “independent director,” as defined by Nasdaq Listing Rule 5605(a)(2). David S. Pottruck was appointed to serve as a member of the Board of Directors, effective May 31, 2017, in order to fill the vacancy created by Mr. Koenig’s resignation. Upon the effective date of his appointment to the Board of Directors, Mr. Pottruck is expected to be an “independent director,” as defined by Nasdaq Listing Rule 5605(a)(2). As a result of the appointments of Messrs. Mazur and Pottruck to the Board of Directors, we expect to be back in compliance with Nasdaq Listing Rule 5605(b)(1) effective May 31, 2017.
If we fail to regain compliance with Nasdaq Listing Rules, our common stock may be delisted from the Nasdaq Capital Market. Therefore, there can be no assurance that the Nasdaq Listing Council will determine to continue the listing of our common stock on the Nasdaq Capital Market. If our common stock is delisted, it may become more difficult for our stockholders to sell our stock in the public market and the price of our common stock may be adversely affected. Delisting from the Nasdaq Capital Market could also result in other negative implications including the potential loss or reduction of confidence by customers, creditors, suppliers and employees, the potential loss or reduction of investor interest, and fewer business development opportunities, any of which could materially adversely affect our results of operations and financial condition.
Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. Our Board of Directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in the best interests of GSV Capital and our existing common stockholders. Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock. See “Description of Our Preferred Stock.” We are authorized to issue up to 100,000,000 shares of common stock. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two directors. As a result, our preferred stockholders will have the ability to reject a director that would otherwise be elected by our common stockholders. In addition, while Maryland law generally requires directors to act in the best interests of all of a corporation’s stockholders, there can be no assurance that a director elected by our preferred stockholders will not choose to act in a manner that tends to favors our preferred stockholders, particularly where there is a conflict between the interests of our preferred stockholders and our common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board of Directors has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval.

We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Our bylaws contain a provision exempting any and all acquisitions by any person of our shares of stock from the Control Share Act under the Maryland General Corporation Law. If our Board of Directors does not otherwise approve a business combination, the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our Board of Directors is divided into three classes serving staggered terms; our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These antitakeover provisions may inhibit a change of control in circumstances that could otherwise give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.
We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability make distributions.
Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and may adversely affect our business. There could be:
•
sudden electrical or telecommunications outages;

•
natural disasters such as earthquakes, tornadoes and hurricanes;

•
disease pandemics;

•
events arising from local or larger scale political or social matters, including terrorist acts; and

•
cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.
Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
We face cyber-security risks.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.
The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
Risks Related to Our Convertible Senior Notes
Our stockholders may experience dilution upon the conversion of our Convertible Senior Notes.
Our Convertible Senior Notes are convertible into shares of our common stock. Upon conversion, we must deliver shares of our common stock. The conversion rate of our Convertible Senior Notes is 83.3596 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.00 per share of common stock. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $69.0 million of convertible debt currently outstanding is 5,751,812. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders will incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.
We may not have, or have the ability to raise, the funds necessary to repurchase our Convertible Senior Notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of our Convertible Senior Notes.
Holders of our Convertible Senior Notes will have the right to require us to repurchase their notes upon the occurrence of certain significant corporate events involving us, including if our common stock ceases to trade on any national securities exchange or we consolidate or merge into another entity in certain circumstances, at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We refer to such a corporate event as a “fundamental change.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of Convertible Senior Notes surrendered therefor. In addition, our ability to repurchase our Convertible Senior Notes or deliver shares of our common stock upon conversions of the Convertible Senior Notes may be limited by law, by regulatory authority or by agreements governing our indebtedness. Our failure to repurchase the notes at a time when the repurchase is required by the indenture relating to the Convertible Senior Notes or to deliver any shares of our common stock deliverable on future conversions of the Convertible Senior Notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase our Convertible Senior Notes.
Provisions of our Convertible Senior Notes could discourage an acquisition of us by a third party.
Certain provisions of our Convertible Senior Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of a fundamental change, the holders of our Convertible Senior Notes will have the right, at their option, to require us to repurchase all or a portion of their Convertible Senior Notes, plus accrued and unpaid interest. We may also be required to increase the conversion rate of the Convertible Senior Notes in certain other circumstances, including in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.
Certain adverse consequences could result if our Convertible Senior Notes are treated as equity interests in us for purposes of regulations under the Employee Retirement Income Security Act of 1974.
Pursuant to regulations under the Employee Retirement Income Security Act of 1974 (“ERISA”), it is possible that, due to their convertibility feature, our Convertible Senior Notes could be treated as equity interests in us. In that event, if employee benefit plans subject to Title I of ERISA, plans that are not subject to ERISA but that are subject to Section 4975 of the Code, such as individual retirement accounts, and entities that are deemed to hold the assets of such plans or accounts (such plans, accounts, and entities, “Benefit Plan Investors”) were to acquire 25% or more of the aggregate value of our Convertible Senior Notes, among other consequences, we and our management would be subject to ERISA fiduciary duties, and certain transactions we might enter into, or may have entered into, in the ordinary course of our business might constitute non-exempt “prohibited transactions” under Section 406 of ERISA or Section 4975 of the Code and might have to be rescinded at significant cost to us. Moreover, if our underlying assets were deemed to be assets constituting plan assets, (i) our assets could be subject to ERISA’s reporting and disclosure requirements, (ii) a fiduciary causing a Benefit Plan Investor to make an investment in our equity interests could be deemed to have delegated its responsibility to manage the assets of the Benefit Plan Investor, and (iii) various providers of fiduciary or other services to us, and any other parties with authority or control with respect to our assets, could be deemed to be plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services.
We do not believe that our Convertible Senior Notes should be treated as equity interests in us for purposes of ERISA in light of the relevant regulations. No assurance can be given, however, that our Convertible Senior Notes will not be so treated.
The accounting for convertible debt securities is complex and subject to uncertainty.
The accounting for convertible debt securities is complex and subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. The issuance of our Convertible Senior Notes may affect our earnings per share on a fully diluted basis in certain periods. Further, we cannot predict if or when changes in the accounting for convertible debt securities could be made and whether any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price or value of our common stock.
Risks Related to Offerings Pursuant to this Prospectus
Our common stock price may be volatile and may decrease substantially.
The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after any future offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:
•
price and volume fluctuations in the overall stock market from time to time;

•
investor demand for our shares;

•
significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•
changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•
failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;

•
actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•
general economic conditions and trends;

•
fluctuations in the valuation of our portfolio investments;

•
operating performance of companies comparable to us;

•
market sentiment against technology-related companies; or

•
departures of any of the senior investment professionals of GSV Asset Management.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Shares of our common stock have recently traded, and may in the future trade, at discounts from net asset value or at premiums that may prove to be unsustainable.
Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for IPOs and other exit events for venture-capital-backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.
The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share. As of May 5, 2017, the closing price of our common stock on the Nasdaq Capital Market was $4.52 per share, an approximately 47.8% discount to our net asset value per share as of December 31, 2016.
There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.
We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, which generally will not be income producing, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.
We will have broad discretion over the use of proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement, to the extent any such offering is successful, and will use proceeds in part to satisfy operating expenses.
We will have significant flexibility in applying the proceeds of an offering and may use the net proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement in ways with which you may not agree, or for purposes other than those contemplated at the time of any such offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any such offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any such offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.
Investors in any future offering pursuant to this prospectus and any accompanying prospectus supplement may incur immediate and substantial dilution.
Commissions and discounts payable to any underwriters, together with our organization expense and other expenses of any future offering, will reduce the net proceeds of any such offering available for us to invest. Depending upon the public offering price, and after deducting the underwriting discounts and commissions and the related offering expenses payable by us, in connection with any offering pursuant to this prospectus, investors in any such offering may be subject to an immediate and substantial dilution.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.
In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.
In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.
If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.
We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about GSV Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:
•
our future operating results;

•
our business prospects and the prospects of our portfolio companies;

•
the impact of investments that we expect to make;

•
our contractual arrangements and relationships with third parties;

•
the dependence of our future success on the general economy and its impact on the industries in which we invest;

•
the ability of our portfolio companies to achieve their objectives;

•
our expected financings and investments;

•
the adequacy of our cash resources and working capital; and

•
the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•
an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•
a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;

•
the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS
We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investing in securities consistent with our investment objective, repayment of outstanding indebtedness, and other general corporate purposes. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. We will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of any such offering. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds of any such offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the Nasdaq Capital Market under the symbol “GSVC”. The following table sets forth, for each fiscal quarter after December 31, 2014, the net asset value, or “NAV,” per share of our common stock, the high and low closing prices for our common stock, and such closing prices as a percentage of NAV per share. The closing market prices reported below have been adjusted to give retroactive effect to material changes resulting from stock dividends.
	NAV(1)	Price Range		High Close Price as a Premium/ (Discount) to NAV(2)	Low Close Price as a Premium/ (Discount) to NAV(2)
		High	Low
Fiscal 2017
Second Quarter (through May 5, 2017)	*	$4.71	$4.42	*	*
First Quarter	*	5.52	4.43	*	*
Fiscal 2016
Fourth Quarter	$8.66	$5.15	$4.50	(40.5)%	(48.0)%
Third Quarter	10.08	5.85	4.61	(42.0)	(54.3)
Second Quarter	10.22	6.03	4.60	(41.0)	(55.0)
First Quarter	10.96	6.73	5.41	(38.6)	(50.6)
Fiscal 2015
Fourth Quarter	$12.08	$7.35	$5.31	(39.2)%	(56.0)%
Third Quarter	16.17	7.81	5.39	(51.7)	(66.7)
Second Quarter	15.72	7.94	6.65	(49.5)	(57.7)
First Quarter	15.66	7.32	6.24	(53.3)	(60.2)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low close prices. The NAV per share figures shown are based on outstanding shares at the end of each period.

(2)
Calculated as the respective high or low close price less NAV per share, divided by NAV per share.

*
Not determinable as of the date of this prospectus.

On May 5, 2017, the last reported sales price of our common stock was $4.52 per share.
Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at premiums that are unsustainable over the long term or at a discount from net asset value are separate and distinct from the risk that our net asset value will decrease. Since our IPO on April 28, 2011, our shares of common stock have traded at both a discount and a premium to the net assets attributable to those shares. As of May 5, 2017, our shares of common stock traded at a discount equal to approximately 47.8% of the net assets attributable to those shares based upon our $8.66 NAV per share as of December 31, 2016. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.
The following table lists the distributions, including dividends and returns of capital, if any, per share that we have declared since our formation. The table is divided by fiscal year according to record date:
Date Declared	Record Date	Payment Date	Amount per Share
Fiscal 2015:
November 4, 2015(1)	November 16, 2015	December 31, 2015	$2.76
Fiscal 2016:
August 3, 2016(2)	August 16, 2016	August 24, 2016	0.04
Total			$2.80

(1)
The distribution was paid in cash or shares of our common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total distribution to be paid to all stockholders. As a result of stockholder elections, the distribution consisted of approximately 2,860,903 shares of common stock issued in lieu of cash, or approximately 14.8% of our outstanding shares prior to the distribution, as well as cash of $26,358,885. The number of shares of common stock comprising the stock portion was calculated based on a price of  $9.425 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on December 28, 29 and 30, 2015. None of the $2.76 per share distribution represented a return of capital.

(2)
Of the total distribution of  $887,240 on August 24, 2016, $820,753 represented a distribution from realized gains, and $66,487 represented a return of capital.

Stockholders that receive a dividend in the form of common stock are subject to the same federal, state and local tax consequences as are stockholders who elected to receive the dividend in cash. A stockholder’s basis for determining gain or loss upon the sale of shares of our common stock received in the distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Thus, when applicable, stockholders who elect to receive a dividend in shares of common stock will be required to pay applicable federal, state and local taxes on the dividend received even though they did not receive a corresponding cash distribution. Further, such stockholders may incur transaction costs for transferring their shares of common stock for cash with which to pay any applicable taxes. In addition, the issuance of additional shares in connection with the dividend has the effect of increasing our gross assets, which correspondingly increases the management fee payable to GSV Asset Management. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Distributions” for more information about our dividends.
The timing and amount of our future distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of other business development companies that primarily make debt investments. However, if there are earnings or realized capital gains to be distributed, we intend to declare and pay a distribution at least annually. The amount of realized capital gains available for distribution to stockholders will be impacted by our tax status.
We have elected to be treated as a RIC under the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions out of assets legally available therefrom in additional shares of our common stock under our dividend reinvestment plan, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholder for U.S. federal income tax purposes, although no cash distribution has been made. As a result, if you do not elect to opt out of the dividend reinvestment plan, you may be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

RATIO OF EARNINGS TO FIXED CHARGES
The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our condensed consolidated financial statements, including the notes to those statements, included in this prospectus.
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Earnings to Fixed Charges(1)(2)	(14.85):1	3.83:1	0.37:1	35.17:1	N/A
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit), including excise tax expense, plus fixed charges. Fixed charges include any interest and credit facility fees expense and amortization of deferred financing costs.

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

(2)
Not applicable for the fiscal year ended December 31, 2012, as the Company had no fixed charges.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Overview
We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies. We have also invested, on an opportunistic basis, in select publicly traded equity securities of rapidly growing companies that otherwise meet our investment criteria, and may continue to do so in the future. In addition, while we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies that otherwise meet our investment criteria. In regards to the regulatory requirements for business development companies under the 1940 Act, some of these investments may not qualify as investments in “eligible portfolio companies,” and thus may not be considered “qualifying assets.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then-current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Business — Operating and Regulatory Structure.”
We acquire our investments in portfolio companies through offerings of the prospective portfolio companies, transactions on secondary marketplaces for private companies and negotiations with selling stockholders. Our investment activities are managed by GSV Asset Management. GSV Capital Service Company provides the administrative services necessary for us to operate.
Our investment philosophy is premised on a disciplined approach of identifying high-growth emerging companies across several key industry themes that may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. GSV Asset Management’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Many of the companies that our investment adviser, GSV Asset Management, evaluates have financial backing from top-tier venture capital funds or other financial or strategic sponsors.
We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than our common stock investments and are generally convertible into common stock at our discretion. Our investments generally do not produce current income and therefore we may be dependent on future capital raising to meet our operating needs if no other source of liquidity is available.
Investments — (Portfolio Activity)
The value of our investment portfolio will change over time due to changes in the fair value of our underlying investments, as well as changes in the composition of our portfolio resulting from purchases of new and follow-on investments and the sales of existing investments. The fair value, as of December 31, 2016, of all of our portfolio investments, excluding U.S. Treasury Bills, was $262,015,146.

The following tables summarize the investment purchases we funded during the years ended December 31, 2016, 2015 and 2014, respectively. “Total Gross Payments” include both the actual cost of an investment as well as capitalized costs (such as legal and other fees) associated with entering a portfolio company investment. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies” to our consolidated financial statements as of December 31, 2016 for further detail.
Fundings by Portfolio Company (Industry)	Quarter ended March 31, 2016	Quarter ended June 30, 2016	Quarter ended September 30, 2016	Quarter ended December 31, 2016	Total for the Fiscal Year ended December 31, 2016
Beamreach Solar, Inc. (f/k/a Solexel, Inc.) (Solar Power)	$—	$—	$—	$250,000	$250,000
Curious.com Inc. (Online Education)	2,000,003	—	—	—	2,000,003
Fullbridge, Inc. (Business Education)	1,000,000	—	—	—	1,000,000
Lytro, Inc. (Light Field Imaging Platform)	2,500,001	—	500,001	—	3,000,002
NestGSV, Inc. (d/b/a GSV Labs, Inc.) (Global Innovation Platform)	500,000	500,000	—	526,000	1,526,000
Ozy Media, Inc. (Digital Media Platform)	—	—	2,000,000	—	2,000,000
Snap Inc. (f/k/a Snapchat, Inc.) (Social Communication)	—	3,999,990	—	—	3,999,990
Capitalized Fees	5,947	8,160	5,720	7,520	27,347
Total Gross Payments	$6,005,951	$4,508,150	$2,505,721	$783,520	$13,803,342

Fundings by Portfolio Company (Industry)	Quarter ended March 31, 2015	Quarter ended June 30, 2015	Quarter ended September 30, 2015	Quarter ended December 31, 2015	Total for the Fiscal year ended December 31, 2015
NestGSV, Inc. (d/b/a GSV Labs, Inc.) (Global Innovation Platform)	$1,000,000	$1,499,999	$1,000,000	$—	$3,499,999
Fullbridge, Inc. (Business Education)	964,042	—	—	—	964,042
Lyft, Inc. (Peer to Peer Ridesharing)	2,499,985	—	—	—	2,499,985
PayNearMe, Inc. (Cash Payment Network)	3,999,998	—	—	—	3,999,998
GSV Sustainability Partners (Clean Technology)	500,000	—	600,000	1,200,000	2,300,000
Earlyshares.com, Inc. (Equity Crowdfunding)	—	50,000	—	—	50,000
Enjoy Technology, Inc. (On-Demand Commerce)	—	—	4,000,000	—	4,000,000
Aspiration Partners, Inc. (Financial Services)	—	—	999,975	—	999,975
Declara, Inc. (Social Cognitive Learning)	—	—	—	2,000,000	2,000,000
EdSurge, Inc. (Education Media Platform)	—	—	—	500,000	500,000
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) (Sports Analytics)	—	—	—	25,000	25,000
Spotify Technology S.A. (Music Streaming Service)	—	—	—	10,001,100	10,001,100
Capitalized Fees	26,100	4,440	2,120	82,760	115,420
Total Gross Payments	$8,990,125	$1,554,439	$6,602,095	$13,808,860	$30,955,519

Fundings by Portfolio Company (Industry)	Quarter ended March 31, 2014	Quarter ended June 30, 2014	Quarter ended September 30, 2014	Quarter ended December 31, 2014	Total for the Fiscal year ended December 31, 2014
AlwaysOn, Inc. (Social Media)	$232,104	$—	$—	$—	$232,104
Circle Media (f.k.a. S3 Digital Corp. (d/b/a S3i) (Sports Analytics)	—	90,000	410,001	—	500,001
Course Hero, Inc. (Online Education)(1)	—	—	—	5,000,001	5,000,001
Clever, Inc. (Education Software)	—	—	—	2,000,001	2,000,001
CUX, Inc. (d/b/a CorpU) (Corporate Education)	—	—	—	1,000,000	1,000,000
Dailybreak, Inc. (Social Advertising)	430,000	—	—	—	430,000
Declara, Inc. (Social Cognitive Learning)	—	9,973,479	—	—	9,973,479
DogVacay, Inc. (Peer-to-Peer Pet Services)	—	—	—	2,499,999	2,499,999
Earlyshares.com (Equity Crowd Funding)	—	224,999	24,999	—	249,998
EdSurge, Inc. (Education Media Platform)	482,146	—	—	—	482,146
Enjoy Technology, Inc. (On-Demand Commerce)	—	—	—	1,000,000	1,000,000
Fullbridge, Inc. (Business Education)	1,280,000	1,297,620	—	—	2,577,620
General Assembly Space, Inc. (Online Education)	5,991,641	—	—	—	5,991,641
NestGSV, Inc. (d/b/a GSV Labs, Inc.) (Global Innovation Platform)	297,000	1,145,249	501,000	899,999	2,843,248
GSV Sustainability Partners (Clean Technology)	—	596,550	350,000	3,875,000	4,821,550
JAMF Holdings, Inc. (Mobile Device Management)	4,996,044	—	—	—	4,996,044
Orchestra One, Inc. (f/k/a Learnist Inc.) (Consumer Health Technology)	—	—	—	1,450,000	1,450,000
Lyft, Inc. (On-Demand Transportation Services)	4,999,991	—	—	—	4,999,991
Lytro, Inc. (Light Field Imaging Platform)	—	—	—	7,500,001	7,500,001
Ozy Media, Inc. (Daily News and Information Site)	—	—	—	4,999,999	4,999,999
Beamreach Solar, Inc. (f/k/a Solexel, Inc.) (Solar Power)	—	—	2,999,999	—	2,999,999
StormWind, LLC (Interactive Learning)	3,092,255	—	999,997	—	4,092,252
Totus Solutions, Inc. (LED Lighting)	—	75,000	—	—	75,000
Capitalized Fees	17,629	73,413	17,688	17,105	125,835
Total Gross Payments	$21,818,810	$13,476,310	$5,303,684	$30,242,105	$70,840,909

The table below summarizes the portfolio investments we sold during the year ended December 31, 2016:
	Quarter ended March 31, 2016		Quarter ended June 30, 2016		Quarter ended September 30, 2016		Quarter ended December 31, 2016		Fiscal Year ended December 31, 2016
Portfolio Company	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)
Bloom Energy Corporation	$2,973,438	$(882,162)	$—	$—	$—	$—	$—	$—	$2,973,438	$(882,162)
Gilt Groupe Holdings, Inc.(2)	427,270	(6,167,164)	—	—	—	—	1,991	1,991	429,261	(6,165,173)
Lyft, Inc.	1,638,925	974,224	1,932,965	1,104,244	4,080,000	2,351,752	—	—	7,651,890	4,430,220
NestGSV, Inc.	—	—	—	—	—	—	500,000	—	500,000	—
Twitter, Inc.	—	—	—	—	14,578,469	306,603	—	—	14,578,469	306,603
Upwork Global Inc. (f/k/a Odesk Corporation)	—	—	—	—	—	—	108,531	(77,819)	108,531	(77,819)
Total Sales	$5,039,633	$(6,075,102)	$1,932,965	$1,104,244	$18,658,469	$2,658,355	$610,522	$(75,828)	$26,241,589	$(2,388,331)

(1)
Realized gains/(losses) exclude any realized gains/(losses) incurred on the maturity of our treasury investments as well as realized losses of  $246,714 from our investments in warrants of FullBridge, Inc.

(2)
The $1,991 received from Gilt Groupe Holdings, Inc. represents an excess distribution of proceeds received as part of the January 2016 sale of Gilt Groupe Holdings, Inc. to Hudson’s Bay Co., the parent company of Saks Fifth Avenue.

The table below summarizes the portfolio investments we sold during the year ended December 31, 2015:
	Quarter ended March 31, 2015		Quarter ended June 30, 2015		Quarter ended September 30, 2015		Quarter ended December 31, 2015		Fiscal Year ended December 31, 2015
Portfolio Company	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)
2U, Inc. (f/k/a 2tor, Inc.)	$—	$—	$—	$—	$47,192,835	$37,160,718	$—	$—	$47,192,835	$37,160,718
DailyBreak, Inc.	—	—	—	—	3,000	(2,854,204)	—	—	3,000	(2,854,204)
Global Education Learning (Holdings) Ltd.(2)	—	—	—	—	3,354,594	—	305,800	—	3,660,394	—
NewZoom, Inc.	—	—	—	—	—	(260,476)	—	—	—	(260,476)
SugarCRM, Inc.	—	—	—	—	1,874,000	549,710	—	—	1,874,000	549,710
Twitter, Inc.	19,558,200	13,220,095	20,608,011	13,666,419	—	—	—	—	40,166,211	26,886,514
Totus Solutions, Inc.(3)	—	—	—	—	50,000	(6,052,203)	—	—	50,000	(6,052,203)
The rSmart Group, Inc.	—	—	—	—	5,000	(1,264,160)	—	—	5,000	(1,264,160)
Total Sales	$19,558,200	$13,220,095	$20,608,011	$13,666,419	$52,479,429	$27,279,385	$305,800	$—	$92,951,440	$54,165,899

(1)
Realized gains/(losses) excludes any realized gains/(losses) incurred on the maturity of our treasury investments.

(2)
Represents a tax distribution from Global Education Learning (Holdings) Ltd.

(3)
Represents sales of multiple share classes, as well as a debt investment in Totus Solutions, Inc.

The table below summarizes the portfolio investments we sold during the year ended December 31, 2014:
	Quarter ended March 31, 2014		Quarter ended June 30, 2014		Quarter ended September 30, 2014		Quarter ended December 31, 2014		Fiscal Year ended December 31, 2014
Portfolio Company	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)	Net Proceeds	Realized Gains/ (Losses)(1)
Control4 Corporation	$4,640,039	$2,886,302	$10,722,817	$5,465,113	$—	$—	$—	$—	$15,362,856	$8,351,415
DianRong (f/k/a SinoLending Ltd.)	—	—	—	—	4,281,670	3,526,584	—	—	4,281,670	3,526,584
Facebook, Inc.	9,461,526	4,973,399	1,602,665	854,644	—	—	—	—	11,064,191	5,828,043
Palantir Technologies	—	—	—	—	1,759,900	889,672	6,059,520	3,058,374	7,819,420	3,948,046
Silver Spring Networks, Inc.	—	—	1,544,984	(3,600,272)	—	—	—	—	1,544,984	(3,600,272)
Twitter, Inc.	—	—	—	—	15,681,483	10,241,936	—	—	15,681,483	10,241,936
TrueCar, Inc.	—	—	—	—	—	—	5,053,570	3,038,548	5,053,570	3,038,548
Violin Memory, Inc.	—	—	4,955,220	(9,864,958)	—	—	—	—	4,955,220	(9,864,958)
ZocDoc Inc.	—	—	—	—	7,788,899	2,490,843	—	—	7,788,899	2,490,843
Total Sales	$14,101,565	$7,859,701	$18,825,686	$(7,145,473)	$29,511,952	$17,149,035	$11,113,090	$6,096,922	$73,552,293	$23,960,185

(1)
Realized gains/(losses) excludes any realized gains/(losses) incurred on the maturity of our treasury investments.

Results of Operations — For the fiscal years ended December 31, 2016, 2015 and 2014
Operating results for the fiscal years ended December 31, 2016, 2015 and 2014 are as follows:
	December 31, 2016		December 31, 2015		December 31, 2014
	Total	Per Basic Share(1)	Total	Per Basic Share(1)	Total	Per Basic Share(1)
Total Investment Income	$736,283	0.03	$290,896	0.02	$185,946	0.01
Interest income	523,488	0.02	244,115	0.01	185,059	0.01
Dividend income	—	0.00	46,781	0.00	887	0.00
Other income	212,795	0.01	—	—	—	—
Total Operating Expenses	1,999,646	0.09	26,978,235	1.41	21,775,939	1.13
Management fees	6,896,347	0.31	8,044,801	0.42	7,562,488	0.39
Incentive fees	(15,188,121)	(0.68)	8,170,326	0.42	3,614,347	0.19
Costs incurred under Administration Agreement	2,545,316	0.11	2,681,079	0.14	3,199,904	0.17
Directors’ fees	345,000	0.02	373,676	0.02	260,000	0.01
Professional fees	1,966,906	0.09	1,357,988	0.07	1,764,722	0.09
Interest and Credit Facility expense	4,731,430	0.21	4,961,169	0.26	5,503,843	0.28
Income tax expense	—	—	880,778	0.05	—	—
Other expenses	702,768	0.03	509,418	0.03	668,635	0.03
Gain on fair value adjustment for embedded derivative	—	0.00	(1,000)	(0.00)	(798,000)	(0.04)
(Provision)/Benefit for taxes on net investment loss(2)	—	—	(21,969,370)	(1.14)	8,810,102	0.46
Net investment loss	(1,263,363)	(0.06)	(48,656,709)	(2.52)	(12,779,891)	(0.66)
Net realized gain/(loss) on investments	(2,634,471)	(0.12)	54,144,229	2.80	23,926,124	1.24
(Provision)/Benefit for taxes on net realized capital gains(2)	—	—	342,802	0.02	(9,769,036)	(0.51)
Net change in unrealized depreciation of investments	(73,213,845)	(3.30)	(13,422,245)	(0.69)	(5,811,797)	(0.30)
Benefit for taxes on unrealized depreciation of investments(2)	2,116,784	0.10	16,058,080	0.83	2,371,829	0.12
Net increase/(decrease) in net assets resulting from operations	$(74,994,895)	(3.38)	$8,466,157	0.44	$(2,062,771)	(0.11)

(1)
The per-share figures noted are based on weighted averages of 22,181,003, 19,327,938, and 19,320,100 shares outstanding for the years ended December 31, 2016, 2015 and 2014, respectively.

(2)
Due to our change in tax status to a RIC from a C Corporation, the associated accrued benefits and provisions from previous years were reversed, resulting in a provision for net investment loss, a benefit for net realized gains, and a benefit for unrealized depreciation of investments for the year ended December 31, 2015. Refer to “Note 8 — Income Taxes” to our consolidated financial statements for further detail.

Results of Operations
Comparison of the fiscal years ended December 31, 2016, 2015 and 2014
Investment Income
Investment income increased to $736,283 for the year ended December 31, 2016, from $290,896 for the year ended December 31, 2015. The increase was primarily due to increased interest income and other income received in 2016. The increase in interest income resulted from our acquisition of interest-bearing debt investments during the fiscal year ended December 31, 2016. As of December 31, 2016, the cost of our debt investments increased to $8,849,434 from $4,177,804 as of December 31, 2015. The increase in other income between periods resulted from the proceeds from Michael Moe’s sale of common shares of 2U, Inc. (f/k/a 2tor, Inc.), one of our former portfolio companies, that Mr. Moe received while serving on the 2U board of directors. The sales proceeds were remitted directly to the Company pursuant to GSV Asset Management’s internal policy whereby any fees or compensation received by a manager, partner, officer or employee of GSV Asset Management in exchange for serving as a director of, or providing consulting services to, any of our portfolio companies will be transferred to us, net of any personal taxes incurred, upon such receipt for the benefit of us and our stockholders.
Investment income increased to $290,896 for the year ended December 31, 2015, from $185,946 for the year ended December 31, 2014. The increase was primarily due to the addition of several new term loans to Fullbridge, Inc. during the year ended December 31, 2015.
Operating Expenses
Total operating expenses decreased to $1,999,646 for the year ended December 31, 2016, from $26,978,235 for the year ended December 31, 2015. Total operating expenses decreased primarily as a result of the reversal of previously accrued incentive fees during the year ended December 31, 2016, which was the result of the realization of  $2,634,471 in net losses on investments in the year ended December 31, 2016, as compared to $54,144,229 in net realized gains on investments in the year ended December 31, 2015. The unrealized depreciation of our portfolio investments in the aggregate during the year ended December 31, 2016 also contributed to the reversal of previously accrued incentive fees. Total operating expenses also decreased due to lower management fees resulting from lower average gross assets outstanding, as well as a decrease in interest expense resulting from lower average borrowings under the $18 million senior secured credit facility with Silicon Valley Bank (the “Credit Facility”). There was also no income tax expense incurred for the year ended December 31, 2016. These decreases were minimally offset by an increase in other expenses and professional fees, which include legal, valuation, audit and consulting fees.
Total operating expenses increased to $26,978,235 for the year ended December 31, 2015, from $21,775,939 for the year ended December 31, 2014. The increase was primarily due to a significant increase in accrued incentive fees and an increase in management fees. This was offset by decreases in interest expense, professional fees, which include legal, valuation, audit and consulting fees, and costs incurred under the Administration Agreement. The increase in incentive fees resulted from the significant increase in realized gains on investments for the year ended December 31, 2015, as compared to the year ended December 31, 2014. The increased management fees were a result of the growth in our average total assets for the year ended December 31, 2015, as compared to the year ended December 31, 2014. This increase was partially offset by the decline in the fair value of our portfolio investments over the same period. The decrease in interest expense resulted from the lower average borrowings under the Credit Facility for the year ended December 31, 2015, as compared to the year ended December 31, 2014. The decrease in costs incurred under the Administration Agreement resulted from a decrease in the overhead allocation. The decrease in professional fees resulted primarily from the write-off of deferred offering costs during the year ended December 31, 2014.
(Provision)/Benefit for Taxes on Net Investment Loss
For the year ended December 31, 2016, we recognized no provision or benefit for taxes on net investment loss, whereas for the year ended December 31, 2015, we recognized a provision for taxes on net investment loss of  $21,969,370. The provision for taxes on net investment loss decreased between periods due to our election to be treated as a RIC, which resulted in no new tax provisions being accrued. Typically for a taxable entity, a net investment loss would generate a benefit from taxes; however, as a result of our election to be treated as a RIC, we reversed the previously accrued benefits for taxes on net investment loss from prior periods. This reversal resulted in a provision for taxes on net investment loss for the year ended December 31, 2015.
For the year ended December 31, 2015, we recognized a provision for taxes on net investment loss of $21,969,370, compared to our recognition of a benefit for taxes on net investment loss of  $8,810,102 for the year ended December 31, 2014. Typically for a taxable entity, a net investment loss would generate a benefit for taxes; however, as a result of our election to be treated as a RIC, we reversed the previously accrued benefits for taxes on net investment loss from prior periods. This reversal resulted in a provision for taxes on net investment loss for the year ended December 31, 2015.
Net Investment Loss
For the year ended December 31, 2016, we recognized a net investment loss of  $1,263,363, compared to a net investment loss of  $48,656,709 for the year ended December 31, 2015. The decrease in net investment loss resulted primarily from the large decrease in our operating expenses for the year ended December 31, 2016, as discussed above, as well as the fact that we recognized no provision for taxes on net investment loss for the year ended December 31, 2016, as compared to the year ended December 31, 2015, where we recognized a $21,969,370 provision for taxes on net investment loss.
For the year ended December 31, 2015, we recognized a net investment loss of  $48,656,709, compared to a net investment loss of  $12,779,891 for the year ended December 31, 2014. The increase in net investment loss for the year ended December 31, 2015 is primarily the result of our recognition of a provision for taxes on net investment loss and, to a lesser extent, the increased operating expenses discussed above.
Net Realized Gain/(Loss) on Investments
For the year ended December 31, 2016, we recognized net realized losses of  $2,634,471, compared to net realized gains of  $54,144,229 for the year ended December 31, 2015 and net realized gains of $23,926,124 for the year ended December 31, 2014. The components of our net realized gains and losses on portfolio investments, excluding treasury investments, are reflected in the tables above, under “— Overview — Investments — (Portfolio Activity).”
(Provision)/Benefit for Taxes on Net Realized Gains/Losses on Investments
For the year ended December 31, 2016, we recognized no benefit for taxes on our net realized capital losses due to our election to be treated as a RIC. For the year ended December 31, 2015, we recognized a benefit of  $342,802 for taxes on net realized capital gains. Typically for a taxable entity, net realized capital gains would generate a provision for taxes; however, as a result of our election to be treated as a RIC, we reversed the previously accrued provisions for taxes on net realized capital gains from prior periods. This reversal resulted in a benefit from taxes on net realized capital gains for the year ended December 31, 2015.
For the year ended December 31, 2015, we recognized a benefit of  $342,802 for taxes on net realized capital gains, compared to our recognition of a provision of  $9,769,036 for taxes on net realized capital gains for the year ended December 31, 2014. Typically for a taxable entity, net realized capital gains will generate a provision for taxes; however, as a result of our election to be treated as a RIC, we reversed the previously accrued provisions for taxes on net realized capital gains from prior periods. This reversal resulted in a benefit for taxes on net realized capital gains for the year ended December 31, 2015.

Net Change in Unrealized Appreciation/(Depreciation) of Investments
For the year ended December 31, 2016, we had a net change in unrealized depreciation of  $73,213,845. For the year ended December 31, 2015, we had a net change in unrealized depreciation of  $13,422,245. For the year ended December 31, 2014, we had a net change in unrealized depreciation of  $5,811,797. The following tables summarize, by portfolio company, the significant changes in unrealized appreciation and/or depreciation of our investment portfolio for the years ended December 31, 2016, 2015 and 2014.
Portfolio Company	Change in Unrealized Appreciation/ (Depreciation)	December 31, 2016			December 31, 2015
		Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Palantir Technologies, Inc.	$(14,844,283)	$17,198,903	$41,508,965	$24,310,062	$17,198,903	$56,353,248	$39,154,345
Beamreach Solar, Inc. (f/k/a Solexel, Inc.)	(14,281,910)	14,272,843	—	(14,272,843)	14,018,399	14,027,466	9,067
PayNearMe, Inc.	(13,810,477)	14,000,398	164,410	(13,835,988)	14,000,398	13,974,887	(25,511)
Dropbox, Inc.	(9,041,704)	13,656,926	13,190,484	(466,442)	13,656,926	22,232,188	8,575,262
Fullbridge, Inc.	(5,904,068)	8,421,364	877,359	(7,544,005)	7,417,039	5,777,102	(1,639,937)
Dataminr, Inc.	(5,875,388)	3,164,265	5,513,001	2,348,736	3,164,265	11,388,389	8,224,124
Avenues Global Holdings, LLC	(4,886,897)	10,151,854	6,128,733	(4,023,121)	10,151,857	11,015,633	863,776
Declara Inc.	(4,506,983)	12,120,657	7,613,674	(4,506,983)	11,999,999	11,999,999	—
Twitter, Inc.	(4,254,018)	—	—	—	14,271,866	18,525,884	4,254,018
SugarCRM, Inc.	(3,866,388)	6,977,024	6,116,918	(860,106)	6,977,024	9,983,306	3,006,282
Lyft, Inc.	(3,305,991)	4,296,334	7,452,493	3,156,159	7,507,216	13,969,366	6,462,150
NestGSV Inc.	(2,827,142)	9,601,555	5,106,751	(4,494,804)	8,538,506	6,870,844	(1,667,662)
Curious.com Inc.	(2,011,360)	12,000,006	9,984,954	(2,015,052)	10,000,003	9,996,311	(3,692)
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.)	(1,940,222)	7,161,412	4,309,778	(2,851,634)	7,161,412	6,250,000	(911,412)
Ozy Media, Inc.	(1,518,995)	10,500,199	10,609,999	109,800	8,500,199	10,128,994	1,628,795
Knewton, Inc.	(1,171,677)	4,999,999	3,782,409	(1,217,590)	4,999,999	4,954,086	(45,913)
Strategic Data Command, LLC	1,050,905	989,277	2,052,555	1,063,278	989,277	1,001,650	12,373
General Assembly Space, Inc.	2,225,392	5,999,961	13,746,764	7,746,803	5,999,961	11,521,372	5,521,411
Spotify Technology S.A.	2,711,991	13,599,572	18,931,691	5,332,119	13,599,572	16,219,700	2,620,128
JAMF Holdings, Inc.	3,133,955	9,999,928	13,856,754	3,856,826	9,999,928	10,722,799	722,871
Course Hero, Inc.	5,532,303	5,000,001	10,532,304	5,532,303	5,000,001	5,000,001	—
Gilt Groupe Holdings, Inc.	6,055,046	—	—	—	6,594,433	539,387	(6,055,046)
Other(1)	124,066	124,654,546	110,533,640	(14,120,906)	125,277,820	111,032,848	(14,244,972)
Totals	$(73,213,845)	$308,767,024	$292,013,636	$(16,753,388)	$327,025,003	$383,485,460	$56,460,457

(1)
Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the year ended December 31, 2016.

Portfolio Company	Change in Unrealized Appreciation/ (Depreciation)	December 31, 2015			December 31, 2014
		Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
2U, Inc. (f/k/a 2tor, Inc.)	$(13,310,392)	$—	$—	$—	$10,032,117	$23,342,509	$13,310,392
Palantir Technologies, Inc.	10,877,933	17,198,903	56,353,248	39,154,345	17,198,903	45,475,315	28,276,412
Dataminr, Inc.	7,443,644	3,164,265	11,388,389	8,224,124	3,164,265	3,944,745	780,480
Lyft, Inc.	6,466,730	7,507,216	13,969,366	6,462,150	5,003,634	4,999,054	(4,580)
Totus Solutions, Inc.	5,894,116	—	—	—	6,101,443	207,327	(5,894,116)
General Assembly Space, Inc.	5,395,948	5,999,961	11,521,372	5,521,411	5,999,961	6,125,424	125,463
Dailybreak, Inc.	2,857,204	—	—	—	2,857,204	—	(2,857,204)
The rSmart Group, Inc.	1,074,654	—	—	—	1,267,240	192,586	(1,074,654)
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))	(1,050,872)	1,835,610	1,266,621	(568,989)	1,811,314	2,293,197	481,883
Gilt Groupe Holdings, Inc.	(2,628,721)	6,594,433	539,387	(6,055,046)	6,594,433	3,168,108	(3,426,325)
Dropbox, Inc.	(2,836,295)	13,656,926	22,232,188	8,575,262	13,656,926	25,068,483	11,411,557
Orchestra One, Inc. (f/k/a Learnist Inc.)	(5,374,947)	4,959,616	4,364	(4,955,252)	4,959,615	5,379,310	419,695
Twitter, Inc.	(25,607,941)	14,271,866	18,525,884	4,254,018	27,551,563	57,413,522	29,861,959
Other(1)	(2,623,306)	251,836,207	247,684,641	(4,151,566)	302,201,095	300,672,835	(1,528,260)
Totals	$(13,422,245)	$327,025,003	$383,485,460	$56,460,457	$408,399,713	$478,282,415	$69,882,702

(1)
Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the year ended December 31, 2015.

Portfolio Company	Change in Unrealized Appreciation/ (Depreciation)	December 31, 2014			December 31, 2013
		Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
2U, Inc. (f/k/a 2tor, Inc.)	$12,031,001	$10,032,117	$23,342,509	$13,310,392	$10,031,318	$11,310,709	$1,279,391
Avenues Global Holdings, LLC	1,287,770	10,151,854	11,303,410	1,151,556	10,150,484	10,014,270	(136,214)
Control4 Corporation	(6,289,367)	—	—	—	7,010,762	13,300,129	6,289,367
Cricket Media (f/k/a ePals Inc.)	(1,373,074)	2,448,959	331,126	(2,117,833)	2,444,759	1,700,000	(744,759)
Dailybreak, Inc.	(1,637,647)	2,857,204	—	(2,857,204)	2,430,950	1,211,393	(1,219,557)
Dropbox, Inc.	9,212,846	13,656,926	25,068,483	11,411,557	13,656,486	15,855,197	2,198,711
Facebook, Inc.	(4,327,603)	—	—	—	5,236,147	9,563,750	4,327,603
Fullbridge, Inc.	(1,599,234)	6,396,180	4,753,412	(1,642,768)	3,784,016	3,740,482	(43,534)
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	(1,432,690)	5,038,507	3,760,744	(1,277,763)	1,627,278	1,782,205	154,927
Ozy Media, Inc.	1,872,891	8,500,199	10,738,090	2,237,891	3,500,000	3,865,000	365,000
Palantir Technologies, Inc.	15,498,029	17,198,903	45,475,315	28,276,412	21,060,447	33,838,830	12,778,383
Silver Spring Networks, Inc.	3,002,683	—	—	—	5,145,271	2,142,588	(3,002,683)
Spotify Technology S.A.	1,233,464	3,598,472	5,676,873	2,078,401	3,598,472	4,443,409	844,937
SugarCRM, Inc.	1,881,141	8,299,914	11,260,934	2,961,020	8,299,794	9,379,673	1,079,879
Totus Solutions, Inc.	(3,620,982)	6,101,443	207,327	(5,894,116)	6,023,973	3,750,839	(2,273,134)
Twitter, Inc.	(39,969,390)	27,551,563	57,413,522	29,861,959	32,991,111	102,822,460	69,831,349
Violin Memory, Inc.	10,615,550	—	—	—	14,819,618	4,204,068	(10,615,550)
Other(1)	(2,197,185)	286,567,472	278,950,670	(7,616,802)	138,743,468	133,323,851	(5,419,617)
Totals	$(5,811,797)	$408,399,713	$478,282,415	$69,882,702	$290,554,354	$366,248,853	$75,694,499

(1)
Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the year ended December 31, 2014.

Benefit for Taxes on Unrealized Depreciation of Investments
For the year ended December 31, 2016, we recognized a benefit for taxes on unrealized depreciation of investments of  $2,116,784, compared to our recognition of a benefit for taxes of  $16,058,080 on unrealized depreciation of investments for the year ended December 31, 2015. Our benefit from taxes on unrealized depreciation of investments decreased between periods due to our election to be treated as a RIC, which resulted in no accrual of new tax benefits.
For the year ended December 31, 2015, we recognized a benefit for taxes of  $16,058,080 on unrealized depreciation of investments. As a result of our election to be treated as a RIC, we reversed the previously accrued provisions for taxes on unrealized appreciation of investments from prior periods. This reversal resulted in a larger benefit for taxes on unrealized depreciation of investments than would have been accrued solely based on the unrealized depreciation of investments for the year ended December 31, 2015.
For the year ended December 31, 2014, we recognized a benefit for taxes of  $2,371,829 on unrealized depreciation of investments. The difference between the years ended December 31, 2015 and 2014 is due to the fact that the net unrealized depreciation of our investments increased to approximately $13.4 million for the year ended December 31, 2015, as compared to the net unrealized depreciation of our investments of approximately $5.8 million for the year ended December 31, 2014, as shown in the table above.
Net Increase/Decrease in Net Assets Resulting from Operations
For the year ended December 31, 2016, the net decrease in net assets resulting from operations was $74,994,895.

For the year ended December 31, 2015, the net increase in net assets resulting from operations was $8,466,157.
For the year ended December 31, 2014, the net decrease in net assets resulting from operations was $2,062,771.
Liquidity and Capital Resources
Our liquidity and capital resources are generated primarily from sales of our investments and advances from any credit facility from which we may borrow. For example, prior to its expiration in accordance with its terms on December 31, 2016, we also generated liquidity and capital resources from advances from the Credit Facility and may enter into an agreement for a new credit facility in the future. In management’s view, we have sufficient liquidity and capital resources to pay our operating expenses and conduct investment activities over the next twelve months.
Our primary uses of cash are to make investments, pay our operating expenses and make distributions to our stockholders. For the years ended December 31, 2016, 2015, and 2014, our operating expenses were $1,999,646, $26,978,235, and $21,775,939, respectively.
For the year ended December 31, 2016, our total cash reserves and liquid securities decreased approximately 71%, primarily due to the sales of our unrestricted portfolio investments. We believe that even with this decrease, our current liquid assets are sufficient to meet the Company’s short-term financing needs.
Cash reserves and Liquid securities	As of December 31, 2016	As of December 31, 2015	As of December 31, 2014
Cash	$8,332,634	$13,349,877	$3,472,880
Amounts available for borrowing under the Credit Facility(1)	—	18,000,000	—
Securities of publicly traded portfolio companies
Unrestricted securities(2)	8,729,005	26,486,074	65,586,615
Subject to other sales restrictions(3)(4)	—	67,296	23,673,635
Total securities of publicly traded portfolio companies	8,729,005	26,553,370	89,260,250
Total cash reserves and liquid securities	$17,061,639	$57,903,247	$92,733,130

(1)
Subject to leverage and borrowing base restrictions under the Credit Facility. The Credit Facility expired according to its terms on December 31, 2016. Refer to “Note 9 — Long-Term Liabilities” to our consolidated financial statements as of December 31, 2016 for details regarding the Credit Facility.

(2)
“Unrestricted securities” represents common stock of our publicly traded companies that are not subject to any restrictions upon sale. We may incur losses if we liquidate these positions to pay operating expenses or fund new investments.

(3)
As of December 31, 2015, this balance represented our shares of common stock of Cricket Media (f/k/a ePals Inc.). These shares were freely tradable as of December 31, 2015; however, at certain times in the past, these shares may have been subject to black-out periods as a result of Michael Moe’s previously held seat on the board of directors of Cricket Media. Mr. Moe resigned from his position as a director of Cricket Media in May 2016.

(4)
As of December 31, 2014, this balance represented our shares of common stock of 2U, Inc. (f/k/a 2tor, Inc.) and Cricket Media (f/k/a ePals Inc.). These shares were freely tradable as of December 31, 2014; however, at certain times in the past, these shares may have been subject to black-out periods as a result of Michael Moe’s previous position as a director of both 2U, Inc. and Cricket Media. Mr. Moe resigned from his position as a director of Cricket Media in May 2016. Mr. Moe’s term as a director of 2U, Inc. expired on June 7, 2016, and he did not stand for re-election.

During the year ended December 31, 2016, cash and cash equivalents decreased to $8,332,634 at the end of the year, from $13,349,877 at the beginning of the year. The decrease in cash and cash equivalents primarily resulted from $4,993,660 and $7,055,718 in payments to GSV Asset Management for earned incentive and management fees, respectively, a cash distribution of  $887,240 and interest payments of $3,622,500, as well as the payment of other operating expenses. The decrease in cash and cash equivalents was partially offset by $12,438,247 in net sales of investments, excluding treasury strips, as well as $3,685,000 from the maturities of treasury strips.
Equity Issuances & Debt Capital Activities
There were no sales of our equity or debt securities during the years ended December 31, 2016 or 2015.
As a result of our distribution paid on December 31, 2015, we issued 2,860,903 shares of common stock. Refer to “— Distributions” below for details of our distributions paid.
The Credit Facility expired according to its terms on December 31, 2016.
Contractual Obligations
	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Payable for securities purchased(1)	$26.5	$26.5	$—	$—	$—
Convertible Senior Notes(2)	69.0	—	69.0	—	—
Total	$95.5	$26.5	$69.0	$—	$—

(1)
“Payable for securities purchased” relates to the purchase of the United States Treasury Bill on margin. The payable for securities purchased was subsequently repaid on January 5, 2017, when the $30.0 million United States Treasury Bill matured and the $3.5 million margin deposit that was posted as collateral was returned.

(2)
The balance shown for the Convertible Senior Notes reflects the principal balance payable to investors. Refer to “Note 9 — Long-Term Liabilities” to our consolidated financial statements as of December 31, 2016, for more information.

Off-Balance Sheet Arrangements
As of December 31, 2016, we had no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices. However, we may employ hedging and other risk management techniques in the future.
Distributions
The timing and amount of our distributions, if any, will be determined by our Board of Directors and will be declared out of assets legally available for distribution. The following table lists the distributions, including dividends and returns of capital, if any, per share that we have declared since our formation through December 31, 2016. The table is divided by fiscal year according to record date:
Date Declared	Record Date	Payment Date	Amount per Share
Fiscal 2015:
November 4, 2015(1)	November 16, 2015	December 31, 2015	$2.76
Fiscal 2016:
August 3, 2016(2)	August 16, 2016	August 24, 2016	0.04
Total			$2.80

(1)
The distribution was paid in cash or shares of our common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total distribution to be paid to all stockholders. As a result of stockholder elections, the distribution consisted of approximately 2,860,903 shares of common stock issued in lieu of cash, or approximately 14.8% of our outstanding shares prior to the distribution, as well as cash of $26,358,885. The number of shares of common stock comprising the stock portion was calculated based on a price of  $9.425 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on December 28, 29 and 30, 2015. None of the $2.76 per share distribution represented a return of capital.

(2)
Of the total distribution of  $887,240 on August 24, 2016, $820,753 represented a distribution from realized gains and $66,487 represented a return of capital.

We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of other business development companies that primarily make debt investments. If there are earnings or realized capital gains to be distributed, we intend to declare and pay a distribution at least annually. The amount of realized capital gains available for distribution to stockholders will be impacted by our tax status.
Our current intention is to make any future distributions out of assets legally available therefrom in additional shares of our common stock under our dividend reinvestment plan, unless a stockholder elects to receive dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions (net of any withholding) automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder, although no cash distribution has been made. As a result, if a stockholder does not elect to opt out of the dividend reinvestment plan, it will be required to pay applicable federal, state and local taxes on any reinvested dividends even though such stockholder will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser, GSV Asset Management. Stockholders who hold shares in the name of a broker or financial intermediary should contact the broker or financial intermediary regarding any election to receive distributions in cash.
Although we elected to be treated as a RIC under Subchapter M of the Code beginning with our taxable year ended December 31, 2014 and continue to qualify to be treated as a RIC, we were taxed as a C Corporation under the Code for our 2013 taxable year. So long as we qualify and maintain our status as a RIC, we generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of our investors and will not be reflected in our consolidated financial statements. The GSVC Holdings included in our consolidated financial statements are taxable subsidiaries, regardless of whether we are a RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in our consolidated financial statements.
We have qualified to be treated as a RIC for the 2015 and 2016 taxable years and continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC and to avoid corporate-level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. See “Note 1 — Nature of Operations and Significant Accounting Policies — Summary of Significant Accounting Policies — U.S. Federal and State Income Taxes” and “Note 8 — Income Taxes” to our consolidated financial statements for the year ended December 31, 2016 for more information.

Borrowings
Convertible Senior Notes payable
On September 17, 2013, we issued $69 million aggregate principal amount of Convertible Senior Notes (including $9 million aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes), which bear interest at a fixed rate of 5.25% per year, are payable semi-annually and mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. We do not have the right to redeem the Convertible Senior Notes prior to maturity. As of December 31, 2016, the Convertible Senior Notes were convertible into shares of our common stock based on a conversion rate of 83.3596 shares of our common stock per $1,000 principal amount of the Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.00 per share of common stock. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Summary of Significant Accounting Policies” and “Note 9 — Long-Term Liabilities” to our consolidated financial statements as of December 31, 2016 for more information regarding the Convertible Senior Notes.
Credit Facility
We entered into a loan agreement, effective December 31, 2013, with Silicon Valley Bank to provide us with the Credit Facility, which expired on December 31, 2016 in accordance with its terms. The Credit Facility bore interest at a per annum rate equal to the greater of  (i) the prime rate plus 4.75% or (ii) 8.0% on amounts drawn. Refer to “Note 9 — Long-Term Liabilities” to our consolidated financial statements as of December 31, 2016 for a detailed discussion of the Credit Facility.
Related-Party Transactions
We have entered into the Investment Advisory Agreement with GSV Asset Management. See “Note 2 — Related-Party Arrangements” to our consolidated financial statements as of December 31, 2016 for more information about the Investment Advisory Agreement. GSV Asset Management is controlled by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Mr. Moe, through his ownership interest in GSV Asset Management, is entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement. Mr. Moe, William Tanona, our Chief Financial Officer, Treasurer and Secretary, and Mark Flynn, our President, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. Mark Klein, a member of our Board of Directors, or entities with which he is affiliated, receives fees from GSV Asset Management equal to a percentage of each of the base management fee and the incentive fee paid by us to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management.
We have entered into the Administration Agreement with GSV Capital Service Company to provide administrative services, including furnishing us with office facilities, equipment, clerical, bookkeeping services and other administrative services. GSV Asset Management controls GSV Capital Service Company. We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. While there is no limit on the total amount of expenses we may be required to reimburse GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. See “Note 2 — Related-Party Arrangements” to our consolidated financial statements as of December 31, 2016 for more information.
Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, serves as Vice President of Business Development, Global Expansion for NestGSV, Inc. (d/b/a GSV Labs, Inc.), one of our portfolio companies. Diane Flynn, who is the spouse of our President, Mark Flynn, served as Chief Marketing Officer of NestGSV, Inc. until her resignation in January 2017. Ron Johnson, the Chief Executive Officer of Enjoy Technology, Inc., one of our portfolio companies, is the brother-in-law of our President, Mark Flynn. As of December 31, 2016, the fair values of our investments in NestGSV, Inc. and Enjoy Technology, Inc. were $5,106,751 and $5,443,091, respectively. Another one of our portfolio companies, SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.), previously utilized office space paid for by GSV Asset Management without paying GSV Asset Management or us any consideration for rent. We did not consider this an arms-length transaction. In August 2016, SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.) moved out of the office space paid for by GSV Asset Management.
In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, as of May 5, 2017, GSV Asset Management also manages the Coursera Funds and serves as sub-adviser for GSV Coursera LLC and certain investment series of the GSV Ventures Funds, and will likely manage one or more private funds, or series within such private funds, in the future. We have no ownership interests in the Coursera Funds or the GSV Funds sub-advised by GSV Asset Management.
While the investment focus of each of these entities, including the Coursera Funds and the GSV Funds, may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser, GSV Asset Management, intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both us and the other funds that are currently, or in the future may be, managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that we have priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between us and any such other funds.
Further, under the Investment Advisory Agreement, there are no restrictions on the right of any manager, partner, officer or employee of GSV Asset Management to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of our portfolio companies). GSV Asset Management has, however, adopted an internal policy whereby any fees or compensation received by a manager, partner, officer or employee of GSV Asset Management in exchange for serving as a director of, or providing consulting services to, any of our portfolio companies will be transferred to GSV Capital Corp., net of any personal taxes incurred, upon such receipt for the benefit of GSV Capital Corp. and our stockholders.
GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interests of us or our stockholders and may result in actual or perceived conflicts of interest.
In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors.
We also adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President, Chief Financial Officer and Chief Compliance Officer, as well as our other officers, directors and employees. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each officer, employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of

Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the audit committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).
Critical Accounting Policies
Critical accounting policies and practices are the policies that are both most important to the portrayal of our financial condition and results, and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. These include estimates of the fair value of our Level 3 investments and other estimates that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reporting period. It is likely that changes in these estimates will occur in the near term. Our estimates are inherently subjective in nature and actual results could differ materially from such estimates. We believe that the following discussion addresses our most critical accounting policies, which are those that are most important to the portrayal of our financial condition and results of operations and require management’s most difficult, subjective and complex judgments.
Investments at Fair Value
We apply fair value accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and the American Institute of Certified Public Accountants’ (“AICPA”) Audit and Accounting Guide for Investment Companies. We value our assets on a quarterly basis, or more frequently if required under the 1940 Act.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 — Valuations based on unadjusted quoted prices for identical assets or liabilities in an active market that we have the ability to access at the measurement date.
Level 2 — Valuations based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
Level 3 — Valuations based on unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. The majority of the Company’s investments are Level 3 investments and are subject to a high degree of judgment and uncertainty in determining fair value.
When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such assets and liabilities categorized within the Level 3 table set forth in “Note 3 — Investments at Fair Value” to our consolidated financial statements as of December 31, 2016, may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).
A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the end of the quarter in which the reclassifications occur. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Levelling Policy” to our consolidated financial statements as of December 31, 2016, for a detailed discussion of the levelling of our financial assets or liabilities and events that may cause a reclassification within the fair value hierarchy.
Securities for which market quotations are readily available on an exchange are valued at the closing price of such security on the valuation date; however, if they are subject to restrictions upon sale (such as lock-up restrictions), they may be discounted accordingly. We may also obtain quotes with respect to certain of our investments from pricing services, brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined to be adequate, we use the quote obtained.
Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of GSV Asset Management, our Board of Directors or the valuation committee, does not reliably represent fair value, shall each be valued as follows:
1.
The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GSV Asset Management responsible for the portfolio investment;

2.
Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;

3.
An independent third-party valuation firm is engaged by the valuation committee to conduct independent appraisals and review GSV Asset Management’s preliminary valuations and make its own independent assessment, for all investments for which there are no readily available market quotations;

4.
The valuation committee discusses the valuations and recommends to our Board of Directors a fair value for each investment in the portfolio based on the input of GSV Asset Management and the independent third-party valuation firm; and

5.
Our Board of Directors then discusses the valuations recommended by the valuation committee and determines in good faith the fair value of each investment in the portfolio.

In making a good faith determination of the fair value of investments, we consider valuation methodologies consistent with industry practice. Valuation methods utilized include, but are not limited to the following: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. We assign a weighting based upon the relevance of each method to determine the fair value of each investment.
The valuation committee engages at least one independent valuation firm to perform valuations of our investments that are not publicly traded or for which there are no readily available market quotations. Our Board of Directors considers the independent valuations provided by the valuation firm(s), among other factors, in making our fair value determinations.
Recent Developments
Portfolio Activity
From and including January 1, 2017 through May 8, 2017, we did not close on any investment purchases or sell any investments.
On March 1, 2017, Snap Inc. listed its shares on the New York Stock Exchange in an IPO with an offering price of  $17.00 per share. Our shares of Snap Inc. are locked up for 150 days following the IPO. This prevents us from selling the shares until 150 days after March 1, 2017.

We are frequently in negotiations with various private companies with respect to investments in such companies. Investments in private companies are generally subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or us. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated.
Management Fee Waiver
GSV Asset Management has voluntarily agreed to waive a portion of the advisory fees payable by us to GSV Asset Management under the Investment Advisory Agreement. Pursuant to the waiver, effective January 1, 2017 through December 31, 2017, we will pay GSV Asset Management a base management fee of 1.75%, a 0.25% reduction from the 2.0% base management fee payable under the Investment Advisory Agreement. This waiver of a portion of the base management fee is not subject to recourse against or reimbursement by us.
Change in Composition of Our Board of Directors
On March 15, 2017, each of Catherine J. Friedman and Bradford C. Koenig resigned as a member of our Board of Directors, effective as of March 17, 2017.
On March 16, 2017, the Board of Directors appointed Marc Mazur to fill the vacancy created by Ms. Friedman’s resignation and to serve as a member of the Board of Directors, effective March 17, 2017, until our 2019 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Mazur serves as the Chair of the audit committee of the Board of Directors and as a member of the valuation committee of the Board of Directors.
On March 16, 2017, the Board of Directors appointed David S. Pottruck to fill the vacancy created by Mr. Koenig’s resignation and to serve as a member of the Board of Directors, effective May 31, 2017, until our 2018 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Pottruck is expected to serve as a member of the nominating and corporate governance committee and as a member of the compensation committee of the Board of Directors.

SENIOR SECURITIES
Information about our senior securities is shown in the following tables as of the end of each fiscal year since our formation. The report of Deloitte & Touche LLP on the Senior Securities table as of December 31, 2016 and 2015, and the report of Grant Thornton LLP on the senior securities table as of December 31, 2014 and 2013, are attached as exhibits to the registration statement of which this prospectus is a part. There were no senior securities outstanding as of December 31, 2012 and 2011.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Convertible Senior Notes
Fiscal 2016	$69,000,000	$3,784	—	N/A
Fiscal 2015	69,000,000	4,884	—	N/A
Fiscal 2014	69,000,000	4,286	—	N/A
Fiscal 2013	69,000,000	5,173	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Credit Facility(5)
Fiscal 2016	$—	$3,784	—	N/A
Fiscal 2015	—	4,884	—	N/A
Fiscal 2014	18,000,000	4,286	—	N/A
Fiscal 2013	—	5,173	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A

(1)
Total gross amount of each class of senior securities outstanding at the end of the period presented, before deduction of discount and debt issuance costs.

(2)
Asset coverage per unit for a class of senior securities is the ratio of the face value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for the types of senior securities representing indebtedness issued by GSV Capital as of the stated time periods.

(4)
Not applicable because senior securities are not registered for public trading.

(5)
The Credit Facility expired pursuant to its terms on December 31, 2016.

BUSINESS
GSV Capital
We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies. We acquire our investments through direct investments in prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management. GSV Capital Service Company provides the administrative services necessary for us to operate.
Our investment philosophy is based on a disciplined approach of identifying potentially high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. GSV Asset Management’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Venture capital funds or other financial or strategic sponsors have invested in the vast majority of the companies that our investment adviser evaluates.
We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than our common stock investments and are generally convertible into common stock at our discretion.
About GSV Asset Management
Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Advisers Act. GSV Asset Management is led by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Mr. Moe is assisted by William F. Tanona, our Chief Financial Officer, Treasurer and Corporate Secretary and Mark W. Flynn, our President, all of whom, along with Luben Pampoulov, a partner of GSV Asset Management, we refer to collectively as GSV Asset Management’s senior investment professionals. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging private companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities.
We believe we benefit from the ability of GSV Asset Management’s senior investment professionals to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. See “Management” and “Portfolio Management” for more information about GSV Asset Management’s senior investment professionals. Our investment adviser’s senior investment professionals have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.
We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. Under the terms of the Investment Advisory Agreement, the base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). Effective January 1, 2017 through December 31, 2017, however, pursuant to a voluntary waiver by GSV Asset Management, we will pay GSV Asset Management a base management fee of 1.75%, a 0.25%

reduction from the 2.0% base management fee payable under the Investment Advisory Agreement. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of  (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” The terms for calculating the management fee create an incentive for our investment adviser to utilize leverage because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our Board of Directors before we incur any future indebtedness. We have obtained approval from our Board of Directors to issue the Convertible Senior Notes.
Investment Opportunity
We believe that society is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. For example, the growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. Similarly, the advent of education technology, and insights with respect to how, and what, people learn, are also disrupting the traditional educational sector. These factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.
At the same time, we believe that the IPO markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for private and smaller companies and investor demand for a longer history of revenue and earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations such as those imposed by the Sarbanes-Oxley Act and the Dodd-Frank Act have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were during the 1990s, with prospective public companies taking longer to come to market.
Investment Strategy
We seek to maintain our portfolio of potentially high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.
Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:
•
Identify high quality growth companies.   Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social mobile, cloud computing and big data, internet commerce, sustainability and education technology as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four P’s”:
•
People — Organizations led by strong management teams with in-depth operational focus

•
Product — Differentiated and disruptive products with leading market positioning

•
Potential — Large addressable markets

•
Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.
•
Acquire positions in targeted investments.   We seek to add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Direct equity investments.   We seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.
Private secondary marketplaces and direct share purchases.   We also utilize private secondary marketplaces as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that the reputation of GSV Asset Management’s investment professionals within the industry and established history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.
•
Create access to a varied investment portfolio.   We seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Competitive Advantages
We believe that we benefit from the following competitive advantages in executing our investment strategy:
•
Experienced team of investment professionals.   Our investment adviser’s senior investment professionals and our Board of Directors have significant experience researching and investing in the types of potentially rapidly growing venture-capital-backed emerging companies we are targeting for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.

•
Disciplined and repeatable investment process.   We have established a disciplined and repeatable process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors.

•
Deep relationships with significant credibility to source and complete transactions.   GSV Asset Management, including its senior investment professionals, is strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s senior investment professionals and our Board of Directors have also developed strong relationships in the financial, investing and technology-related sectors.

•
Source of permanent investing capital.   As a publicly traded corporation, we have access to a source of permanent equity capital that we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.

•
Early mover advantage.   We believe we are one of the few publicly traded business development companies with a specific focus on investing in potentially rapidly growing venture-capital-backed emerging companies. The transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged a number of relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will serve our goal to complete equity transactions in compelling private companies at attractive valuations.

Operating and Regulatory Structure
GSV Capital was formed as a Maryland corporation and is an externally managed, non-diversified closed-end management investment company. We completed our IPO in May 2011 and have elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of  “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” We have elected to be treated as a RIC under the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Material U.S. Federal Income Tax Considerations.”
Our investment activities are managed by GSV Asset Management and supervised by our Board of Directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into the Administration Agreement, under which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.
Investment Process
Concentrated Technology-related Focus
During the course of over two decades of researching and investing in non-public companies, we have identified five areas from which we expect to see significant numbers of high-growth companies emerge:

new media, communication, alternative energy, education technology, and the consumerization of information technology. These broad markets have the potential to produce disruptive technologies, reach a large addressable market and provide significant commercial opportunities. Within these areas we have identified broad trends that could create significant positive effects on growth such as globalization, consolidation, branding, convergence and network effects. From within these broad technology themes, we have selected five sub-segments in which we target companies for investment: social mobile, cloud computing and big data, internet commerce, sustainability and education technology. We remain focused on selecting market leaders within the sub-segments we have identified, while continuing to review our pipeline to ensure we are tracking the next phase of leaders.
Investment Targeting and Screening
We identify prospective portfolio companies through an extensive network of relationships developed by GSV Asset Management’s senior investment professionals, supplemented by the knowledge and relationships of our Board of Directors. Investment opportunities that fall within our identified themes are validated against the observed behavior of leading venture capitalists and through our own internal and external research. We evaluate potential portfolio companies across a spectrum of criteria, including “the four Ps”, industry positioning and leadership, stage of growth, and several other factors that collectively characterize our proprietary investment process. We typically seek to invest approximately 90% of our portfolio in well-established, late stage companies and the remaining approximately 10% in emerging companies that fit within our targeted areas, where we see the potential for higher returns from early investment. Based on our initial screening, we identify a select set of companies that we evaluate in greater depth.
Research and Due Diligence Process
Once we identify those companies that we believe warrant more in-depth analysis, we focus on their revenue growth, revenue quality and sustainability and earnings growth, as well as other metrics that may be strongly correlated with higher valuations. We also focus on the company’s management team and any significant financial sponsor, their current business model, competitive positioning, regulatory and legal issues, the quality of any intellectual property and other investment-specific due diligence. Each prospective portfolio company that passes our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we review and update these companies on a regular basis.
Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or with a selling stockholder or by direct equity investment. We access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We utilize a combination of each of these sources to help us set a target value for the companies we ultimately select for investment.
Portfolio Construction and Sourcing
Upon completion of our research and due diligence process, we select investments for inclusion in our portfolio based on their relative qualitative ranking, fundamentals and valuation. We seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally choose to pursue specific investments based on the availability of shares and valuation expectations. We utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.
Transaction Execution
We enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements we enter into for secondary transactions typically require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we may be required to deposit the purchase price into escrow upon signing with the funds released to the seller at closing or returned to us if the closing conditions are not met.
Risk Management and Monitoring
We monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, Board observation rights and/or information rights from that portfolio company in connection with our equity investment. We regularly monitor our portfolio for compliance with the diversification requirements for purposes of maintaining our status as a 1940 Act business development company and a RIC for tax purposes.
Portfolio Overview
The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2016 and 2015:
	December 31, 2016		December 31, 2015
	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Private Portfolio Companies:
Common Stock	$83,074,410	28.4%	$102,319,140	26.7%
Preferred Stock	162,238,879	55.6	216,291,092	56.4
Debt Investments	7,821,948	2.6	4,175,859	1.1
Warrants	150,904	0.1	469,306	0.1
Subtotal – Private Portfolio Companies	253,286,141	86.7	323,255,397	84.3
Publicly Traded Portfolio Companies:
Common Stock	8,729,005	3.0	26,553,370	6.9
Total Private and Publicly Traded Portfolio Companies	262,015,146	89.7	349,808,767	91.2
Non-Portfolio Investments	29,998,490	10.3	33,676,693	8.8
Total Investments	$292,013,636	100.0%	$383,485,460	100.0%

Managerial Assistance
As a business development company, we are required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance. GSV Asset Management will provide such managerial assistance on our behalf to portfolio companies that request assistance. We may receive fees for these services and will reimburse GSV Asset Management for its allocated costs in providing such assistance, subject to review by our Board of Directors, including our independent directors.
Competition
Our primary competitors include specialty finance companies including late stage venture capital funds, private equity funds, other crossover funds, public funds investing in private companies and business development companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure.”

Employees
Our executive officers receive no direct compensation from us, and we have no direct employees. Our day-to-day investment operations are managed by GSV Asset Management. In addition, we reimburse GSV Capital Service Company for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administration services. Carl Rizzo, our Chief Compliance Officer, is a director of Alaric Compliance Services LLC and performs his functions as our Chief Compliance Officer under the terms of an agreement between GSV Capital Service Company and Alaric Compliance Services LLC. GSV Capital Service Company has retained Mr. Rizzo and Alaric Compliance Services LLC pursuant to its obligations under the Administration Agreement. See “Administration Agreement.”
Properties
Our principal office is located at 2925 Woodside Road, Woodside, California, in the offices of GSV Asset Management. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by GSV Capital Service Company. Our office facilities are suitable and adequate for our business as it is presently conducted.
Legal Proceedings
Although we, our subsidiaries and GSV Asset Management may, from time to time, be involved in litigation arising out of our, our subsidiaries’ and GSV Asset Management’s operations in the normal course of business or otherwise, neither we, our subsidiaries nor GSV Asset Management is currently a party to any material pending legal proceedings.

PORTFOLIO COMPANIES
The following table sets forth certain unaudited information as of December 31, 2016 for each portfolio company in which we had an investment. The general terms of our investments are described in “Business — Investment Process.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.
Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
Palantir Technologies, Inc.
100 Hamilton Ave., Suite 300, Palo Alto, CA 94301	Data Analysis	Preferred shares, Series G	326,797	$1,008,968	$2,223,594	*
		Common shares, Class A	5,773,690	16,189,935	39,285,371	*
Total				17,198,903	41,508,965
Spotify Technology S.A.
Birger Jarlsgatan 61, Stockholm, Sweden 113 56	On-Demand Music Streaming	Common shares	9,541	13,599,572	18,931,691	*
Coursera, Inc.
381 E. Evelyn Ave., Mountain View, CA 94041	Online Education	Preferred shares, Series B	2,961,399	14,519,519	14,510,855	23.05%
JAMF Holdings, Inc.
301 4th Ave., S #1075, Minneapolis, MN 55415	Mobile Device Management	Preferred shares, Series B	73,440	9,999,928	13,856,754	28.57%
General Assembly Space, Inc.
10 E. 21st St., 4th Floor, New York, NY 10010	Online Education	Preferred shares, Series C	126,552	2,999,978	6,697,132	11.76%
		Common shares	133,213	2,999,983	7,049,632	2.59%
Total				5,999,961	13,746,764
Dropbox, Inc.
185 Berry St., #400, San Francisco, CA 94107	Cloud Computing Services	Preferred shares, Series A-1	552,486	5,015,773	5,552,484	*
		Common shares	760,000	8,641,153	7,638,000	*
Total				13,656,926	13,190,484
Lytro, Inc.
1300 Terra Bella Avenue, Mountain View, CA 94043	Light Field Imaging Platform	Preferred shares, Series D	159,160	502,081	500,001	*
		Preferred shares, Series C-1	3,378,379	10,000,002	10,408,150	12.52%
Total				10,502,083	10,908,151
Ozy Media, Inc.
800 W. El Camino Real, #260, Mountain View, CA 94040	Daily News and Information Site	Convertible Promissory Note 5% Due 2/28/2018	$2,000,000	2,000,000	2,000,000	—
		Preferred shares, Series B	922,509	4,999,999	4,999,999	18.10%
		Preferred shares, Series A	1,090,909	3,000,200	3,000,000	44.89%
		Preferred shares, Series Seed	500,000	500,000	610,000	16.53%
Total				10,500,199	10,609,999
Course Hero, Inc.
1400B Seaport Blvd., Redwood City, CA 94063	Online Education	Preferred shares, Series A	2,145,509	5,000,001	10,532,304	32.55%
Curious.com Inc.
100 Middlefield Rd., Menlo Park, CA 94025	Online Education	Preferred shares, Series B	3,407,834	12,000,006	9,984,954	61.54%
StormWind, LLC
14646 N. Kierland Blvd., #120, Scottsdale, AZ 85254	Interactive Learning	Preferred shares, Series C	2,779,134	4,000,787	4,650,838	100.00%
		Preferred shares, Series B	3,279,629	2,019,687	4,470,403	100.00%
		Preferred shares, Series A	366,666	110,000	499,796	2.38%
Total				6,130,474	9,621,037

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
Chegg, Inc.
3990 Freedom Cir., Santa Clara, CA 95054	Online Education Services	Common shares	1,182,792	$14,022,863	$8,729,005	1.29%
Declara, Inc.
977 Commercial St., Palo Alto, CA 94303	Social Cognitive Learning	Convertible Promissory Note 9% Due 6/30/2017	2,120,658	2,120,658	2,827,020	—
		Preferred shares, Series A	10,716,390	9,999,999	4,786,654	20.86%
Total				12,120,657	7,613,674
Lyft, Inc.
548 Market St., #68514, San Francisco, CA 94101	On-Demand Transportation Services	Preferred shares, Series E	128,563	2,503,585	3,249,430	*
		Preferred shares, Series D	176,266	1,792,749	4,203,062	*
Total				4,296,334	7,452,492
Avenues Global Holdings, LLC
11 E. 26th St., #17, New York, NY 10010	Globally-focused Private School	Preferred shares, Junior Preferred Stock	10,014,270	10,151,854	6,128,733	7.75%
SugarCRM, Inc.
10050 N. Wolfe Rd., Cupertino, CA 95014	Customer Relationship Manager	Preferred shares, Series E	373,134	1,500,522	2,354,476	10.64%
		Common shares	1,524,799	5,476,502	3,762,442	4.20%
Total				6,977,024	6,116,918
Dataminr, Inc.
6 E. 32nd St., New York, NY 10016	Social Media Analytics	Preferred shares, Series C	301,369	1,100,909	1,377,256	3.21%
		Preferred shares, Series B	904,977	2,063,356	4,135,745	15.10%
Total				3,164,265	5,513,001
Enjoy Technology, Inc.(4)
171 Constitution Dr., Menlo Park, CA 94025	On-Demand Commerce	Preferred shares, Series B	1,681,520	4,000,280	4,000,000	8.00%
		Preferred shares, Series A	879,198	1,002,440	1,443,091	3.77%
Total				5,002,720	5,443,091
NestGSV, Inc. (d/b/a GSV Labs, Inc.)(5)
585 Broadway St., Redwood City, CA 94063	Global Innovation Platform	Convertible Promissory Note 8% Due 7/31/2017	500,000	457,592	427,900	—
		Unsecured Promissory Note 12% Due 5/29/2017	526,000	501,802	496,725	—
		Preferred shares, Series A-4	3,720,424	4,904,498	2,715,910	93.70%
		Preferred shares, Series A-3	1,561,625	2,005,730	952,591	76.21%
		Preferred shares, Series A-2	450,001	605,500	166,500	43.44%
		Preferred shares, Series A-1	1,000,000	1,021,778	270,000	100.00%
		Common shares	200,000	1,000	—	9.61%
		Preferred warrants, Series A-3 – $1.33 Strike Price, Expiration Date 4/4/2019	187,500	—	5,625	100.00%
		Preferred warrants, Series A-4 – $1.33 Strike Price, Expiration Date 10/6/2019	500,000	—	40,000	12.59%
		Preferred warrants, Series A-4 – $1.33 Strike Price, Expiration Date 7/18/2021	250,000	74,380	22,500	6.30%
		Preferred warrants, Series A-4 – $1.33 Strike Price, Expiration Date 11/29/2021	100,000	29,275	9,000	2.52%
Total				9,601,555	5,106,751

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
Whittle Schools, LLC
11 E. 26th St., 17th Floor, New York,NY 10010	Globally-focused Private School	Preferred shares, Series B	3,000,000	$3,000,000	$3,000,000	54.67%
		Common shares	229	1,577,097	1,500,000	22.90%
Total				4,577,097	4,500,000
Snap, Inc. (f/k/a Snapchat, Inc.)
63 Market St., Venice, CA 90291	Social Communication	Preferred shares, Series F	130,208	2,001,135	2,184,565	*
		Common shares, Class A	130,208	2,001,135	2,184,565	*
Total				4,002,270	4,369,130
SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.)
2925 Woodside Rd., Woodside, CA 94062	Clean Technology	Preferred shares, Class A	14,300,000	7,151,412	4,309,778	100.00%
		Common shares	100,000	10,000	—	50.00%
Total				7,161,412	4,309,778
Parchment, Inc.
6263 N. Scottsdale Rd., Suite 330, Scottsdale, AZ 85250	E-Transcript Exchange	Preferred shares, Series D	3,200,512	4,000,982	4,000,000	8.09%
CUX, Inc. (d/b/a CorpU)
2401 Walnut St., Philadelphia, PA 19103	Corporate Education	Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018	1,166,400	1,166,400	1,166,400	—
		Convertible preferred shares, Series D	169,033	778,607	775,861	8.82%
		Convertible preferred shares, Series C	615,763	2,006,077	1,913,484	56.21%
		Preferred warrants, $4.59 Strike Price, Expiration Date 2/25/2018	16,903	—	4,395	51.72%
Total				3,951,084	3,860,140
Knewton, Inc.
100 5th Ave., New York, NY 10011	Online Education	Preferred shares, Series E	375,985	4,999,999	3,782,409	14.60%
DogVacay, Inc.
820 Broadway, Santa Monica, CA 90401	Peer-to-Peer Pet Services	Preferred shares, Series B-1	514,562	2,506,119	2,500,771	10.00%
SharesPost, Inc.
221 Pine St., San Francisco, CA 94104	Online Marketplace Finance	Preferred shares, Series B	1,771,653	2,259,716	2,249,999	64.83%
		Common warrants, $0.13 Strike Price, Expiration Date 6/15/2018	770,934	23,128	69,384	100.00%
Total				2,282,844	2,319,383
DreamBox Learning, Inc.
600 108th Ave. NE, Suite 805, Bellevue, WA 98004	Education	Preferred shares, Series A-1	7,159,221	1,502,362	1,503,436	10.35%
	Technology	Preferred shares, Series A	3,579,610	758,017	751,718	6.82%
Total				2,260,379	2,255,154
Maven Research, Inc.
466 Green St., San Francisco, CA 94133	Knowledge	Preferred shares, Series C	318,979	2,000,447	1,999,998	100.00%
	Networks	Preferred shares, Series B	49,505	217,206	223,763	19.78%
Total				2,217,653	2,223,761

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
Strategic Data Command, LLC
111 W. Evelyn Ave., Mountain View, CA 94041	Big Data Consulting	Common shares	2,400,000	$989,277	$2,052,555	6.66%
Clever, Inc.
1263 Mission St., San Francisco, CA 94103	Education Software	Preferred shares, Series B	1,799,047	2,000,601	2,000,001	5.87%
EdSurge, Inc.
1801 Murchison Dr., Suite 220, Burlingame, CA 94010	Education Media Platform	Preferred shares, Series A-1	378,788	501,360	500,000	17.91%
		Preferred shares, Series A	494,365	500,801	588,294	16.63%
Total				1,002,161	1,088,294
Tynker (f/k/a Neuron Fuel, Inc.)
480 San Antonio Rd., #100, Mountain View, CA 94040	Computer Software	Preferred shares, Series A	534,162	309,310	881,367	5.69%
Fullbridge, Inc.
38 Chauncy St., Boston, MA 02111	Business Education	Common shares	517,917	6,150,506	—	3.25%
		Junior note 1.49%, Due 11/9/2021	$2,270,458	2,270,858	877,359	—
Total				8,421,364	877,359
Circle Media (f/k/a. S3 Digital Corp. (d/b/a S3i))
3925 W. Braker Ln., Austin, Texas 78759	Sports Analytics	Promissory Note 12%, Due 11/17/2017	$25,000	26,840	26,544	—
		Preferred shares, Series A	1,864,495	1,777,576	484,769	47.67%
		Preferred warrants, $1.17 Strike Price, Expiration Date 11/18/2022	5,360	576	—	*%
		Preferred warrants, $1.17 Strike Price, Expiration Date 8/29/2021	175,815	—	—	7.63%
		Preferred warrants, $1.17 Strike Price, Expiration Date 6/26/2021	38,594	—	—	1.67%
		Preferred warrants, $1.17 Strike Price, Expiration Date 9/30/2020	160,806	—	—	6.98%
		Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017	500,000	31,354	—	21.69%
Total				1,836,346	511,313
4C Insights (f/k/a The Echo Systems Corp.)
1 E. Upper Wacker Dr., Suite 2920, Chicago, IL 60601	Social Data Platform	Preferred shares, Series A	436,219	1,436,404	505,744	3.26%
Aspiration Partners, Inc.
4640 Admiralty Way, Suite 725 Marina Del Rey, CA 90292	Financial Services	Preferred shares, Series A	540,270	1,001,815	307,954	5.65%
PayNearMe, Inc.
292 Gibraltar Dr., #104, Sunnyvale, CA 94089	Cash Payment Network	Preferred shares, Series E	5,480,348	14,000,398	164,410	8.52%
Global Education Learning (Holdings) Ltd.
The Hong Kong Club Building, Suite 901, 3A Chater Rd., Central Hong Kong	Education Technology	Preferred shares, Series A	2,126,475	675,495	—	31.36%

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
AlwaysOn, Inc.
P.O. Box 620454, Woodside, CA 94062	Social Media	Preferred shares, Series A-1	4,465,925	$876,023	$—	47.86%
		Preferred shares, Series A	1,066,626	1,027,391	—	93.43%
		Preferred warrants Series A, $1.00 strike price, expire 1/9/2017	109,375	—	—	100.00%
Total				1,903,414	—
Orchestra One, Inc. (f/k/a Learnist Inc.)
500 3rd St., #260, San Francisco, CA 94107	Consumer Health Technology	Common shares	57,026	4,959,614	—	*
Cricket Media (f/k/a ePals Inc.)
13625A Dulles Technology Dr., Herndon, VA 20171	Online Education	Common shares	133,333	2,448,959	—	4.74%
Earlyshares.com, Inc.
1200 Brickell Ave., #510, Miami, FL 33131	Equity Crowdfunding	Convertible Promissory Note 5%, 2/26/2017	$50,000	50,840	—	—
		Preferred shares, Series A	165,715	261,598	—	6.83%
Total				312,438	—
Beamreach Solar, Inc. (f/k/a Solexel, Inc.)
1530 McCarthy Blvd., Milpitas, CA 95035	Solar Power	Convertible Promissory Note 9%, Due 5/10/2017	$250,000	254,444	—	—
		Preferred shares, Series D	1,613,413	2,419,751	—	2.32%
		Preferred shares, Series C	5,300,158	11,598,648	—	11.61%
Total				14,272,843	—
AliphCom, Inc. (d/b/a Jawbone)
99 Rhode Island St., San Francisco, CA 94103	Smart Device Company	Common shares	150,000	793,152	—	*
Total Portfolio Investments				$278,768,274	$262,015,146

*
Percentage of class held represents less than 1.00% of fully diluted shares outstanding.

(1)
Amounts include transaction fees and costs.

(2)
Fair value was determined in good faith by our Board of Directors as of December 31, 2016.

(3)
Percentage of class held represents the percentage of fully diluted shares outstanding. Information regarding percentage of class held is based on information available to us with respect to the capitalization and capital structure of the respective portfolio company. There can be no assurance that such information is complete or accurate.

(4)
Ron Johnson, the chief executive officer of Enjoy Technology, Inc., is the brother-in-law of Mark Flynn, our President and a member of our Board of Directors.

(5)
Mark Moe, who is the brother of Michael Moe, our Chief Executive Officer and Chairman of our Board of Directors, serves as Vice President of Business Development, Global Expansion for NestGSV, Inc. (d/b/a GSVlabs, Inc.). In addition, Diane Flynn, the spouse of Mark Flynn, our President and a member of our Board of Directors, served as chief marketing officer of NestGSV, Inc. until her resignation in January 2017.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of our net assets as of December 31, 2016:
Palantir Technologies, Inc.
Palantir Technologies, Inc. solves critical intelligence and security issues for government agencies, banks, large institutions, and corporations. Palantir’s customer base is diversified across a wide range of industries. Due to its unique approach in using and deploying data analysis for critical government, commercial, and non-profit institutions, Palantir does not face significant competition at the moment. However, Palantir’s business is subject to rapidly evolving technology, shifting customer and governmental needs and frequent introductions of new products and services. A portion of Palantir’s business is also subject to government contracts. Additionally, Palantir’s success is dependent on retaining top engineering talent.
Spotify Technology S.A.
Spotify Technology is a leading on-demand music and video service. Spotify faces competition on a global basis from companies such as Apple Inc., and its Apple Music service, and Alphabet Inc. and its YouTube Red service. Spotify’s competitive advantages include being the leader in the on-demand music industry, offering a product that provides a high-quality experience to listeners and having a strong management team that brings innovative new products to the market. Spotify’s business model is dependent on striking reasonable contracts with major record labels. Most recently, Spotify successfully renegotiated a multi-year streaming deal with Universal Music Group, and a similar deal with Merlin, the global digital rights agency for the world’s independent label sector. Spotify’s leadership position is dependent on retaining top engineering talent. Spotify has the largest market share in the on-demand music streaming category, with well over 100 million monthly active users and over 50 million paying users.
Coursera, Inc.
Coursera, Inc. is an education platform that partners with top universities and organizations worldwide to offer courses online for anyone to take. While a leader in the online higher-education space, Coursera faces competition from a select group of other companies, and it competes to attract and engage learners worldwide. Coursera relies on partnerships with University partners from around the World, as well as trademark, copyright and patent laws, to protect its brand and other intellectual property rights.
JAMF Holdings, Inc.
JAMF Holdings, Inc. helps organizations manage Apple products. By enabling IT to empower end-users, JAMF brings the Apple experience to businesses, education and government organizations. JAMF’s business is subject to rapidly evolving technology, shifting customer needs and frequent introductions of new products and services.
General Assembly Space, Inc.
General Assembly Space, Inc. deploys educational curriculum at its network of global campuses as well as through online delivery, focusing on classes that create better and more qualified employees across the information technology space. General Assembly faces competition from a number of similar providers who are focused on delivering high-impact educational content to enable employees to have more opportunity, acquire promotions, increase salaries and generally be better equipped in the workforce. General Assembly relies heavily on its leading global brand and image as a high-quality educational institution to acquire and retain both individual and institutional customers, as well as maintaining a competitive price point among the alternatives in the marketplace.
Dropbox, Inc.
Dropbox, Inc. is a provider of cloud storage that enables users to store and share files across the internet. Dropbox faces competition in the cloud-based storage services and file-syncing services markets. In addition, Dropbox’s business is subject to rapidly evolving technology, shifting customer needs and frequent introductions of new products and services. Dropbox also relies on a combination of trade secrets, patents, copyrights and trademarks, as well as contractual protections, to establish and protect its intellectual property rights.

Lytro, Inc.
Lytro, Inc. is a hardware, software, and services company built around light field imaging technology for applications such as cinematography, virtual reality, and scientific and industrial applications. Lytro competes with a number of other hardware manufacturers, including Facebook Oculus, on the 360-degree virtual reality camera. Lytro’s competitive advantage is its integrated approach of building the hardware cameras and software to process the content. Lytro operates in the rapidly evolving and emerging market of light field imaging technology and is dependent on retaining highly technical engineering talent.
Ozy Media, Inc.
Ozy Media, Inc. delivers news and information about people, places, trends, ideas, and opinions. Ozy faces competition from numerous media companies and Ozy’s business is subject to rapidly evolving technology, shifting customer needs and frequent introductions of new products and services.
Course Hero, Inc.
Course Hero, Inc. provides a note-sharing and collaboration service primarily for post-secondary students in the U.S. Course Hero competes with a number of other services that target the time, attention and budget of college students. Course Hero plans to improve its competitive position by building network effects in its marketplace. Course Hero operates in a market that is constantly evolving, with student preferences often changing and a new cohort of students entering the market every year.
Curious.com Inc.
Curious.com Inc. is an information platform for anyone to learn, teach and share knowledge and information on any topic. Curious faces competition from alternative-learning platforms from dedicated platforms such as Udemy to broad platforms such as YouTube. Curious’s business is subject to rapidly changing customer preferences and new entrants into the industry.
Stormwind, LLC
Stormwind, LLC develops video educational content for corporate training. Stormwind competes with other corporate-training services. The company differentiates by creating high-value video-training content that is easier to consume and generates higher educational efficacy and outcomes. Stormwind is reliant upon retaining strong technical and production talent as well as effective sales teams to continue to drive long-term growth. Stormwind’s business is subject to changing customer preferences and new entrants into the industry.

MANAGEMENT
Our Board of Directors oversees our management. Pursuant to our articles of amendment and restatement, the number of directors is set at five unless otherwise designated by the Board of Directors pursuant to our bylaws. In accordance with our bylaws, the Board of Directors has designated the number of directors to be seven, six of whom are currently serving on the Board of Directors, and three of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of GSV Capital. We refer to these non-interested persons as our independent directors. Our Board of Directors has appointed David S. Pottruck to fill the vacancy on the Board of Directors and to serve as an independent director, effective May 31, 2017.
Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee, and may establish additional committees in the future.
Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:
Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Michael T. Moe	54	Chief Executive Officer and Chair of the Board of Directors	2010	2018
Mark W. Flynn	61	President and Director	2011	2018
Mark D. Klein	55	Director	2011	2017
Independent Directors(1)
Leonard A. Potter	55	Director	2011	2019
Ronald M. Lott	57	Director	2015	2019
Marc Mazur	57	Director	2017	2019

(1)
On March 16, 2017, the Board of Directors appointed David S. Pottruck to serve as a member of the Board of Directors, effective May 31, 2017, until our 2018 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Pottruck is expected to serve as a member of the nominating and corporate governance committee and as a member of the compensation committee of the Board of Directors. Mr. Pottruck is not expected to be an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of GSV Capital upon the effective date of his appointment.

The address for each of our directors is 2925 Woodside Road, Woodside, California 94062.
Executive Officers Who Are Not Directors
Name	Age	Position	Executive Officer Since
William F. Tanona	43	Chief Financial Officer, Treasurer and Corporate Secretary	2014
Carl M. Rizzo	65	Chief Compliance Officer	2014
Biographical Information
Directors
Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors
Mr. Moe is an “interested person,” as defined in the 1940 Act, of GSV Capital due to his position as our Chief Executive Officer and as a principal of and Chief Investment Officer for GSV Asset Management. Mr. Flynn is an “interested person,” as defined in the 1940 Act, of GSV Capital due to his positions as our President and Co-Managing Partner of GSV Asset Management. Mr. Klein is an “interested person,” as defined in the 1940 Act, of GSV Capital due to his financial relationship as a consultant for GSV Asset Management. Mr. Klein, or entities with which he is affiliated, receives fees from GSV Asset Management equal to a percentage of each of the base management fee and the incentive fee paid by us to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management.
Michael Moe has served as our Chief Executive Officer and Chair of our Board of Directors since 2010 and is primarily responsible for overall investment strategies and portfolio management. Mr. Moe served as our President from 2010 to 2014. In addition, Mr. Moe co-founded GSV Asset Management and has served as its Chief Executive Officer, Co-Managing Partner and Chief Investment Officer since 2010. Prior to founding GSV Capital, in 2009 Mr. Moe co-founded and served as an advisor to Next Advisors, which became GSV Advisors in 2011. Also during this time, Mr. Moe co-founded and served as Chief Executive Officer of Next Up Media beginning in December 2009, which became GSV Media in May 2011. Mr. Moe previously co-founded and served as Chairman and Chief Executive Officer of ThinkEquity Partners, an investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies, from 2001 to 2008. Prior to founding ThinkEquity, Mr. Moe served as head of Global Growth Research at Merrill Lynch from 1998 to 2001, and before that served as head of Growth Research and Strategy at Montgomery Securities from 1995 to 1998. Mr. Moe also served as a member of the board of directors for Cricket Media Group, a K-12 social learning network, from 2010 until May 2016, and served as a director for 2U Inc., a leading provider of educational cloud-based software-as-a-service solution, from 2013 until June 2016. Mr. Moe earned his B.A. in Political Science and Economics at the University of Minnesota and is a CFA charter holder.
Our Board of Directors has concluded that Mr. Moe’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters, and that therefore he is qualified to serve as a member of our Board of Directors.
Mark Flynn has served as a member of our Board of Directors since 2011 and has served as Co-Managing Partner of GSV Asset Management since 2013 and as our President since 2014. Mr. Flynn has also managed Trilogy Capital Partners (“Trilogy”), a Menlo Park, California based private investment firm, since its formation in 1997. Prior to forming Trilogy, Mr. Flynn worked in various capacities in the investment banking groups at Salomon Brothers and Volpe, Brown & Whelan. During his investment-banking career, Mr. Flynn primarily worked with technology and health care companies. At Salomon Brothers, he was responsible for the Global Software and Internet investment banking activities. Previously Mr. Flynn worked for Arthur Young and Company in the High Technology practice. Mr. Flynn previously served as a regent at St. John’s University and as Chairman of The Preserve Company. He was also a member of the board of directors of the DAPER Fund at Stanford University as well as a number of privately held companies. He is a graduate of Saint John’s University in Collegeville, Minnesota and received an MBA from Harvard Business School.
Our Board of Directors has concluded that Mr. Flynn’s extensive familiarity with the financial and investment management industries and experience evaluating technology-related companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.
Mark Klein has served as our Designated Lead Director since March 2016 and has served on our Board of Directors since 2011. Since 2010, Mr. Klein has also served as a Managing Member and Majority Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Mr. Klein also maintains registration with the Klein Group, LLC as a registered representative and Principal. In addition, Mr. Klein serves on the board of directors for Atlantic Alliance Partnership Corp., has served as a financial advisor at MK Capital Advisors, LLC since April 2012 and served as Chief Executive Officer and Co-Chairman of National Holdings Corporation from March 2013 to

December 2014. Mr. Klein also served as a director of New University Holdings Corp. (“NUH”), a capital pool company listed on the TSX Venture Exchange, from its inception in 2010 through August 2011, when NUH merged with ePals, Inc., a K-12 learning network provider. In addition, from April 2010 until May 2011, Mr. Klein served as the Chief Executive Officer and President and a director of 57th Street General Acquisition Corp., a special purpose acquisition company, until it completed a merger with Crumbs Bake Shop. Subsequently, Mr. Klein served as a member of the board of directors of Crumbs from May 2011 to March 2014. Mr. Klein served until 2009 as the Chief Executive Officer, President and a Director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company he helped form in 2007, and which completed a merger with Great American Group LLC. Mr. Klein served on the board of directors of Great American Group until August 2014. From 2007 until 2008, Mr. Klein served as the Chief Executive Officer of Hanover Group US LLC, an indirect US subsidiary of the Hanover Group. Prior to joining Hanover in 2007, Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc. From April 2005 to September 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Mr. Klein was a registered representative at Ladenburg Thalmann & Co. Inc. from April 2005 to April 2012. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management, and also received a bachelor’s degree, with high distinction, in Business Administration from Emory University.
Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.
Independent Directors
Leonard A. Potter has served as a member of our Board of Directors since 2011. Mr. Potter founded and has served as the President and Chief Investment Officer of Wildcat Capital Management, LLC, a registered investment advisor, since its inception in September 2011. In addition, Mr. Potter has served as the Chief Executive Officer of Infinity Q Capital Management, also a registered investment advisor, since its inception in early 2014. From 2002 through 2009, Mr. Potter was a Managing Director — Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From 2009 until joining Wildcat, Mr. Potter served as a consultant to SFM and as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets that was backed by SFM. From September 1998 until joining SFM, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter has served and continues to serve as a director on a number of boards of public and private companies, including Solar Capital Ltd. (NASDAQ: SLRC), Solar Senior Capital Ltd. (NASDAQ: SUNS), both of which are business development companies, and, since January 2017, as chairman of the board of directors for Hilton Grand Vacations Inc. (NYSE: HGV). Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law.
Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Ronald M. Lott has served as a member of our Board of Directors since 2015. Mr. Lott, a member of the Professional and College Football Halls of Fame, has served as the Chief Executive Officer of Lott Auto Ventures, LLC since 2004. Mr. Lott was previously co-partner and owner of Mercedes-Benz of Medford, Oregon from 2003 until 2011 and Stan Morris Chrysler in Tracy, California from 1997 until 1998. Mr. Lott has also been a member of the board of directors of OneMain Holdings, Inc. (NYSE: OMF), a provider of consumer finance and credit insurance products and services, since 2013. In 1999, Mr. Lott co-founded HRJ Capital, L.L.C., an investment management firm, remaining as a managing partner through 2009, until it was sold. Since 2013, Mr. Lott has been a consultant for TVU Networks Corp., a product and service company for the television industry, and has been a consultant at H. Barton Asset Management, LLC since 2009. Mr. Lott played 14 seasons in the National Football League before retiring from professional football in 1994.
Our Board of Directors has concluded that Mr. Lott’s leadership experience and his extensive business and management experience as a director of a public company and as a small business owner provide significant value to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.
Marc Mazur has served as a member of our Board of Directors since March 2017. Mr. Mazur has also served as an Industry Advisor to Brightwood Capital Advisors, LLC, an investment fund, since 2014 and has served as a member of the board of directors for Fibrocell Science, Inc. (NASDAQ: FCSC), an autologous cell and gene therapy company, since April 2010. He has also been a senior advisor to Tsinghua Venture Capital, the venture investment arm of Tsinghua University in Beijing, since 2001. From October 2006 until December 2008, Mr. Mazur served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, the U.S. arm of London-based Brevan Howard. From 2001 until 2006, Mr. Mazur served as a senior advisor to ThinkEquity Partners, and from 1998 until 2001 he served as Vice President for Strategic Business Development for CareInsite, Inc. and its parent company, Medical Manager Corp, both of which were acquired by WebMD, LLC. Mr. Mazur also previously served as a Vice President in the Fixed Income Division of The Goldman Sachs Group, Inc. from 1987 until 1996, and served as a consultant for Goldman from 1997 to 1999. He has served on a number of private company boards in the wellness, population health and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law.
Our Board of Directors has concluded that Mr. Mazur’s senior executive-level experience in finance, healthcare consulting and business strategy, as well as his board experience, provide valuable expertise to the Board of Directors, and that therefore, he is qualified to serve as a member of our Board of Directors.
Independent Director-Nominee
David S. Pottruck has been appointed to serve on our Board of Directors, effective May 31, 2017. Mr. Pottruck is not expected to be an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of GSV Capital upon the effective date of his appointment. Mr. Pottruck has served on the board of directors of Intel Corporation (NASDAQ: INTC), a technology company, since 1998 and has been chairman and chief executive officer of Red Eagle Ventures, Inc., a private equity firm in San Francisco, California, since 2005. Mr. Pottruck has also served as co-chairman of Hightower Advisors, a wealth-management company in Chicago, Illinois, since 2009 and in 2013 became chairman. Mr. Pottruck teaches in the MBA and Executive Education programs of the Wharton School of Business of the University of Pennsylvania, and serves as a Senior Fellow in the Wharton School of Business Center for Leadership and Change Management. Prior to joining Red Eagle Ventures, Inc., Mr. Pottruck had a 20-year career at Charles Schwab Corporation that included service as president, chief executive officer and a member of the board.
Our Board of Directors has concluded that Mr. Pottruck’s position as chairman and chief executive officer of a private equity firm and as a former chief executive officer of a major brokerage firm brings significant senior leadership, management, operational, financial, business development, and brand management expertise to the Board of Directors, and that therefore, he is qualified to serve as a member of our Board of Directors.

Executive Officers Who Are Not Directors
William F. Tanona has served as our Chief Financial Officer, Treasurer and Secretary since June 2014. Mr. Tanona was a managing director at Fortress Investment Group from December 2011 to June 2014. Prior to joining Fortress in 2011, Mr. Tanona was a Managing Director at UBS AG from December 2010 to June 2011. Mr. Tanona was a Managing Director at Collins Stewart from May 2009 to June 2010. Mr. Tanona had previously spent over a decade at global investment banks including Goldman Sachs and JPMorgan as an equity research analyst covering financial institutions. Mr. Tanona graduated from Villanova University’s School of Business with an Accounting major. Mr. Tanona has been awarded the Chartered Financial Analyst (CFA) designation.
Carl M. Rizzo has served as our Chief Compliance Officer since June 2014. Mr. Rizzo has served as a director at Alaric Compliance Services LLC since April 2011 and performs his functions as our Chief Compliance Officer under the terms of an agreement between GSV Capital Service Company and Alaric Compliance Services LLC. Mr. Rizzo has also served as the Chief Compliance Officer for GSV Growth Credit Fund Inc., a business development company, since February 2016 and as the Chief Compliance Officer for TriplePoint Venture Growth BDC Corp. (NYSE: TPVG), a business development company, since it commenced operations in 2014. Further, he served as Chief Compliance Officer for Clearlake Capital Group LP from January 2014 until February 2015. At Alaric Compliance Services LLC, Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctor degree from the University of Richmond’s T.C. Williams School of Law.
Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of GSV Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to GSV Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.
Under our bylaws, our Board of Directors may designate a Chair to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chair of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of GSV Capital and its stockholders at such times.
Presently, Mr. Moe serves as the Chair of our Board of Directors. Mr. Moe is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act because he is the Chief Executive Officer of GSV Capital and a principal of and the Chief Investment Officer for GSV Asset Management. Mr. Moe’s history with GSV Asset Management, familiarity with GSV Asset Management’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chair of our Board of Directors. Mr. Klein has served as our Designated Lead Director since March 2016. Mr. Klein is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act due to his financial relationship as a consultant for GSV Asset Management.

Our view is that GSV Capital is best served through this existing leadership structure, as Mr. Moe’s and Mr. Klein’s relationships with GSV Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.
Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when non-independent directors serve as designated lead director and as Chair of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.
Board’s Role in Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (a) its four standing committees, each comprised solely of independent directors, which report to the entire Board of Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee, compensation committee and valuation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of GSV Capital’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The compensation committee’s risk oversight responsibilities include assisting the Board of Directors with matters related to compensation generally, including director compensation. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.
Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.
Our Board of Directors role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee. During 2016, our Board of Directors held thirteen meetings, our Audit Committee held four meetings, our Nominating and Corporate Governance Committee held one meeting, our Valuation Committee held five meetings and our Compensation Committee held one meeting. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve, with the exception of Ronald M. Lott. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. In 2016, all of our directors attended the annual meeting of stockholders.
Audit Committee
The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee and which is made available on our website at http://investors.gsvcap.com/governance.cfm. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee is currently composed of Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mazur serves as Chair of the Audit Committee. Our Board of Directors has determined that Mr. Potter is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Lott, Mazur and Potter meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at http://investors.gsvcap.com/governance.cfm. The members of the Nominating and Corporate Governance Committee are Messrs. Potter and Lott, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to us, our stockholders and our Board of Directors. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•
are of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

•
are free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
are willing and able to devote sufficient time to the affairs of GSV Capital and are diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof  (including developing and maintaining sufficient knowledge of GSV Capital and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

•
have the capacity and desire to represent the balanced, best interests of the stockholders of GSV Capital as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director-nominees. In determining whether to recommend a director-nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director-nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director-nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.
Valuation Committee
The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and Valuation Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities that, while listed on a private securities exchange, have not actively traded. The Valuation Committee is presently composed of Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the Valuation Committee.
Compensation Committee
The Compensation Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at http://investors.gsvcap.com/governance.cfm. The Compensation Committee is responsible for reviewing and evaluating compensation and making recommendations to the Board of Directors regarding incentive compensation, to the extent we have any employees in the future, and equity-based plans, to the extent we are no longer externally managed. In addition, the Compensation Committee is responsible for assisting the Board of Directors with matters related to compensation generally, including director compensation, and is responsible for annually reviewing the Investment Advisory Agreement and recommending it to our Board of Directors for approval. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee is presently composed of Messrs. Lott and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Lott serves as Chair of the Compensation Committee.

Compensation of Directors
The following table sets forth compensation of our directors for the year ended December 31, 2016:
Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Michael T. Moe	—	—	—
Mark D. Klein	—	—	—
Mark W. Flynn	—	—	—
Independent Directors
Leonard A. Potter	$85,000	—	$85,000
Catherine J. Friedman(3)	$90,000	—	$90,000
Bradford C. Koenig(3)	$85,000	—	$85,000
Ronald M. Lott	$85,000	—	$85,000
Marc Mazur(4)	—	—	—

(1)
For a discussion of the independent directors’ compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)
On March 15, 2017, Ms. Friedman and Mr. Koenig each resigned as a member of the Board of Directors, effective as of March 17, 2017.

(4)
Mr. Mazur was appointed to the Board of Directors, effective on March 17, 2017, to fill the vacancy created by Ms. Friedman’s resignation. As such, Mr. Mazur did not receive compensation for service as a director during 2016.

Our independent directors currently receive an annual fee of  $80,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors and committee meeting attended in person. In addition, the Chair of the audit committee receives an annual fee of  $10,000 and each Chair of any other committee receives an annual fee of  $5,000 for his or her additional services, if any, in these capacities. No compensation is paid to directors who are “interested persons” of GSV Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.
Compensation of Executive Officers
None of our officers receive direct compensation from us. Mr. Moe, our Chief Executive Officer, through his ownership interest in GSV Asset Management, is entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement, which includes any fees payable to GSV Asset Management under the terms of the Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under the Investment Advisory Agreement.
The compensation of our finance, compliance, operations and administrative staff is paid by our administrator, GSV Capital Service Company, under the terms of the Administration Agreement. We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services. Mr. Rizzo, our Chief Compliance Officer, is compensated under the terms of an agreement between GSV Capital Service Company and Alaric Compliance Services LLC. GSV Capital Service Company has retained Mr. Rizzo and Alaric Compliance Services LLC pursuant to its obligations under the Administration Agreement. We had $2,545,316 and $2,681,079 in costs incurred under the Administration Agreement during the fiscal years ended December 31, 2016 and 2015, respectively.

Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that GSV Capital shall indemnify the director or officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of our investment adviser, GSV Asset Management, and its investment committee, composed of Messrs. Moe, Tanona, Flynn and Pampoulov. For more information regarding the business experience of Messrs. Moe, Tanona and Flynn, see “Management — Board of Directors and Executive Officers.” Biographical information for Mr. Pampoulov is set forth below. GSV Asset Management’s investment committee must approve each new investment that we make. Messrs. Moe, Tanona, Flynn and Pampoulov are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Moe, Tanona, Flynn and Pampoulov, through their financial interests in, position with and/or relationship to GSV Asset Management, are entitled to a portion of any investment advisory fees paid by GSV Capital to GSV Asset Management. See “Conflicts of Interest and Related Party Transactions and Certain Relationships” and “Risk Factors” for more information about possible conflicts of interest faced by GSV Asset Management’s investment committee.
Investment Personnel
Our investment adviser is led by Michael T. Moe, our Chief Executive Officer, Chair of our Board of Directors and co-founder, Chief Executive Officer and Chief Investment Officer of GSV Asset Management, William F. Tanona, our Chief Financial Officer, Treasurer and Corporate Secretary, Mark W. Flynn, our President, and Luben Pampoulov, co-founder, co-portfolio manager and managing director of GSV Asset Management. We consider Messrs. Moe, Tanona, Flynn and Pampoulov, who are the members of our investment adviser’s investment committee, to be our portfolio managers.
Our portfolio managers were providing management and advisory services to the following other entities as of December 31, 2016. We have no ownership interests in any of the entities included in the following table:
Name	Entity	Investment Focus	Total Assets(1)
Coursera@GSV Fund, LP	private fund	SPV comprised of underlying investment of Coursera stock	$5,427,348
Coursera@GSV-EDBI Fund, LP	private fund	SPV comprised of underlying investment of Coursera stock	$4,999,999
GSV Ventures I LLC	private fund	venture capital fund	$224,447,770
GSV Ventures II LLC	private fund	venture capital fund	$3,302,585
GSV Ventures III LLC	private fund	venture capital fund	$2,184,744
GSV Ventures V LLC	private fund	venture capital fund	$13,322,866
GSV Ventures VI LLC	private fund	venture capital fund	$2,496,095

(1)
Total assets are calculated as of December 31, 2016.

The table below shows the dollar range of shares of our common stock beneficially owned by each of our portfolio managers as of May 5, 2017.
Name of Portfolio Manager	Dollar Range of Equity Securities in GSV Capital(1)(2)
Michael T. Moe	$100,001 – $500,000
William F. Tanona	$50,001 – $100,000
Mark W. Flynn	$10,001 – $50,000
Luben Pampoulov	None

(1)
The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of  $4.52, the closing price of our common stock on the Nasdaq Capital Market on May 5, 2017.

(2)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or Over $1,000,000.

The following information pertains to the members of GSV Asset Management’s investment team who are not executive officers or directors of GSV Capital Corp. See “Management” for information about the members of GSV Asset Management’s team who are also executive officers or directors of GSV Capital Corp.
Luben Pampoulov is co-founder and Partner of GSV Asset Management and has been a co-portfolio manager of GSV Capital since 2011 and was a co-portfolio manager of GSV X Fund from 2010 until June 2016. Prior to starting GSV Asset Management, Mr. Pampoulov served as an analyst and co-portfolio manager at ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital and emerging growth companies, from 2007 to 2008. Mr. Pampoulov earned his BA from UCLA in 2006.
Compensation
None of the members of GSV Asset Management’s investment team receive any direct compensation from us in connection with the management of our portfolio. Messrs. Moe, Tanona, Flynn and Pampoulov, through their financial interests in and/or position with GSV Asset Management, are entitled to a portion of any profits earned by GSV Asset Management, which includes any fees payable to GSV Asset Management under the terms of our Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under our Investment Advisory Agreement. The compensation paid by GSV Asset Management to its other investment personnel includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus. See “Investment Advisory Agreement” for more information about the fees payable by us to GSV Asset Management.

INVESTMENT ADVISORY AGREEMENT
Management Services
GSV Asset Management serves as our investment adviser. GSV Asset Management is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, GSV Asset Management manages the day-to-day operations of, and provides investment advisory services to, GSV Capital. Under the terms of the Investment Advisory Agreement, GSV Asset Management:
•
determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
determines what securities we will purchase, retain or sell;

•
performs due diligence on prospective portfolio companies;

•
identifies, evaluates and negotiates the structure of the investments we make;

•
closes, monitors and services the investments we make; and

•
provides us with such other investment advisory, research and related services as we, from time to time, reasonably require for the investment of our funds.

GSV Asset Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For example, GSV Asset Management also currently manages, and may manage in the future, one or more additional vehicles with similar or alternative investment strategies. See “Portfolio Management” for more information about other funds managed by GSV Asset Management’s investment committee. GSV Asset Management does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management. However, to the extent it does identify such opportunities, GSV Asset Management will allocate such opportunities between GSV Capital and such other funds pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable.
Management Fees
We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to GSV Asset Management, and any incentive fees earned by GSV Asset Management, are ultimately borne by our common stockholders. In aggregate, we have paid GSV Asset Management $26,973,242 under the Investment Advisory Agreement for management and incentive fees earned during the fiscal years ended December 31, 2016, 2015 and 2014.
Under the terms of the Investment Advisory Agreement, the base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). Effective January 1, 2017 through December 31, 2017, however, pursuant to a voluntary waiver by GSV Asset Management, we will pay GSV Asset Management a base management fee of 1.75%, a 0.25% reduction from the 2.0% base management fee payable under the Investment Advisory Agreement. For the period from the close of our IPO through and including December 31, 2011, the base management fee was payable monthly in arrears, and was calculated based on the initial value of our assets upon the closing of our IPO. For services rendered after December 31, 2011, the base management fee is payable monthly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The base management fee for any partial month or quarter will be appropriately prorated.
The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of:

•
20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and

•
20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Our realized capital gains from each investment, expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, will be compared to a hurdle rate of 8.00% per year. We will only pay an incentive fee on any realized capital gains from an investment that exceeds the hurdle rate. We will pay GSV Asset Management an incentive fee with respect to our realized capital gains from each investment as follows:
•
No incentive fee will be payable on the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, does not exceed the hurdle rate of 8.00% per year.

•
We will pay as an incentive fee 100% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds the hurdle rate of 8.00% per year but is less than a rate of 10.00% per year. We refer to this portion of our realized capital gains from each investment (which exceeds the hurdle rate but is less than 10.00%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of the amount of our realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

•
We will pay as an incentive fee 20% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

In no event, however, will we pay an incentive fee for any calendar year that exceeds 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.
The following is a graphical representation of the calculation of our incentive fee with respect to a single investment:
Realized Capital Gains Received From Investment
(expressed as a non-compounded annual rate of return)
Percentage of realized capital gains from such investment
allocated to GSV Asset Management
For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

Example:   Calculation of incentive fee
Alternative 1:
Assumptions
•
Hurdle rate = 8.00% non-compounded annual rate of return

•
Hurdle rate = (purchase price) × (8% × (days owned/365))

•
Catch-up rate = 10.00% non-compounded annual rate of return

•
Catch-up rate = (purchase price) × (10% × (days owned/365))

•
Year 1: $20,000,000 investment made on March 15 in Company A (“Investment A”), and $30,000,000 investment made on February 1 in Company B (“Investment B”)

•
Year 2: Investment A is sold on September 15 for $25,000,000, and fair market value (“FMV”) of Investment B is determined to be $28,000,000

•
Year 3: FMV of Investment B is determined to be $28,000,000

•
Year 4: Investment B is sold on March 1 for $38,000,000

The incentive fee would be calculated as follows:
•
Year 1: None

•
Year 2: Incentive fee calculation:

•
Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days/365))

•
Hurdle rate for Investment A = $2,410,959

•
Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days/365))

•
Catch-up rate for Investment A = $3,013,699

•
Incentive fee on Investment A = 20% × $5,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)

•
Incentive fee on Investment A = $1,000,000

•
Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)

•
Maximum incentive fee = 20% × ($5,000,000 – $2,000,000 (unrealized depreciation on Investment B))

•
Maximum incentive fee = 20% × $3,000,000

•
Maximum incentive fee = $600,000

•
Incentive fee paid = $600,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)

•
Year 3: None

•
Year 4: Incentive fee calculation:

•
Hurdle rate for Investment B = ($30,000,000) × (8% × (1,124 days/365))

•
Hurdle rate for Investment B = $7,390,685

•
Catch-up rate for Investment B = ($30,000,000) × (10% × (1,124 days/365))

•
Catch-up rate for Investment B = $9,238,356

•
Incentive fee on Investment B = 100% × ($8,000,000 – $7,390,685 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)

•
Incentive fee on Investment B = $609,315

•
Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)

•
Maximum incentive fee = (20% × $13,000,000) – ($600,000 (previously paid incentive fees))

•
Maximum incentive fee = $2,000,000

•
Incentive fee paid = $609,315 (because the incentive fee payable on Investment B does not exceed the maximum incentive fee)

Alternative 2:
Assumptions
•
Hurdle rate = 8.00% non-compounded annual rate of return

•
Hurdle rate = (purchase price) × (8% × (days owned/365))

•
Catch-up rate = 10.00% non-compounded annual rate of return

•
Catch-up rate = (purchase price) × (10% × (days owned/365))

•
Year 1: $20 million investment made on March 15 in Company A (“Investment A”), $30 million investment made on February 1 in Company B (“Investment B”), and $25 million investment made on September 1 in Company C (“Investment C”)

•
Year 2: Investment A is sold on September 15 for $50 million, FMV of Investment B is determined to be $25 million, and FMV of Investment C is determined to be $25 million

•
Year 3: FMV of Investment B is determined to be $27 million and Investment C is sold on December 1 for $30 million

•
Year 4: FMV of Investment B is determined to be $35 million

•
Year 5: Investment B is sold on March 1 for $20 million

The incentive fee would be calculated as follows:
•
Year 1: None

•
Year 2: Incentive fee calculation:

•
Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days/365))

•
Hurdle rate for Investment A = $2,410,959

•
Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days/365))

•
Catch-up rate for Investment A = $3,013,699

•
Incentive fee on Investment A = 20% × $30,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)

•
Incentive fee on Investment A = $6,000,000

•
Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)

•
Maximum incentive fee = 20% × ($30,000,000 – $5,000,000 (unrealized depreciation on Investment B))

•
Maximum incentive fee = $5,000,000

•
Incentive fee paid = $5,000,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)

•
Year 3: Incentive fee calculation:

•
Hurdle rate for Investment C = ($25,000,000) × (8% × (822 days/365))

•
Hurdle rate for Investment C = $4,504,110

•
Catch-up rate for Investment C = ($25,000,000) × (10% × (822 days/365))

•
Catch-up rate for Investment C = $5,630,137

•
Incentive fee on Investment C = 100% × ($5,000,000 – $4,504,110 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved))

•
Incentive fee on Investment C = $495,890

•
Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)

•
Maximum incentive fee = 20% × ($35,000,000 – $3,000,000 (unrealized depreciation on Investment B)) – ($5,000,000 (previously paid incentive fees))

•
Maximum incentive fee = $1,400,000

•
Incentive fee paid = $495,890 (because the incentive fee payable on Investment C does not exceed the maximum incentive fee)

•
Year 4: None

•
Year 5: None

We seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies. Although we primarily invest through private secondary markets, to the extent we make a direct minority investment in a portfolio company, neither we, nor our investment adviser, GSV Asset Management, may have the ability to control the timing of when we realize capital gains or losses with respect to such investment. We expect the timing of such realization events to be determined by our portfolio companies in such cases. To the extent we have non-minority investments, or the securities we hold are traded on a private secondary market or public securities exchange, GSV Asset Management will have greater control over the timing of a realization event. In such cases, our Board of Directors will monitor such investments in connection with their general oversight of the investment management services provided by GSV Asset Management. In addition, as of the end of each fiscal quarter, we will evaluate whether the cumulative aggregate unrealized appreciation on our portfolio would be sufficient to require us to pay an incentive fee to our investment adviser if such unrealized appreciation were actually realized as of the end of such quarter, and if so, we will accrue an expense equal to the amount of such incentive fee. Any such accrual of incentive fees will be reflected in the calculation of our net asset value.
Payment of our Expenses
Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Advisory Agreement and the allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement. Our investment management fee compensates GSV Asset Management for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:
•
expenses of offering our debt and equity securities;

•
the investigation and monitoring of our investments, including expenses and travel fees incurred in connection with on-site visits;

•
the cost of calculating our net asset value;

•
the cost of effecting sales and repurchases of shares of our common stock and other securities;

•
management and incentive fees payable pursuant to the Investment Advisory Agreement;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•
transfer agent, trustee and custodial fees;

•
interest payments and other costs related to our borrowings;

•
fees and expenses associated with our website, public relations and marketing efforts (including attendance at industry and investor conferences and similar events);

•
federal and state registration fees;

•
any exchange listing fees;

•
federal, state and local taxes;

•
independent directors’ fees and expenses, including travel expenses, and other costs of Board of Directors’ meetings;

•
brokerage commissions;

•
costs of preparing and mailing proxy statements, stockholders’ reports and notices;

•
costs of preparing government filings, including periodic and current reports with the SEC;

•
fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; and

•
direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either GSV Capital Service Company or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other administrative support personnel.

All of these expenses are ultimately borne by our common stockholders.
All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, are provided and paid for by GSV Asset Management.
Duration and Termination
The Investment Advisory Agreement was initially approved by our Board of Directors on March 28, 2011 and was most recently reapproved by our Board of Directors on April 3, 2017. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GSV Asset Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Asset Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.
Organization of the Investment Adviser
GSV Asset Management is a Delaware limited liability company. The principal executive offices of GSV Asset Management are located at 2925 Woodside Road, Woodside, CA 94062.
Board Approval of the Investment Advisory Agreement
Our Board of Directors determined at a meeting held on April 3, 2017 to reapprove the Investment Advisory Agreement. In its consideration of the reapproval of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:
•
the nature, quality and extent of the advisory and other services to be provided to us by GSV Asset Management over the term of the Investment Advisory Agreement, including our performance relative to other business development companies during the prior year;

•
comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•
our historical and projected operating expenses and expense ratio compared to business development companies with similar investment objectives, including expenses related to investment due diligence, travel and investigating and monitoring investments;

•
any existing and potential sources of indirect income to GSV Asset Management or GSV Capital Service Company from their relationships with us and the profitability of those relationships, including the Investment Advisory Agreement and the Administration Agreement;

•
information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•
the organizational capability and financial condition of GSV Asset Management and its affiliates;

•
GSV Asset Management’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to GSV Asset Management; and

•
the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and related discussions, the Board of Directors concluded that fees payable to GSV Asset Management pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

ADMINISTRATION AGREEMENT
Pursuant to a separate Administration Agreement, GSV Capital Service Company, a Delaware limited liability company, furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. The principal executive offices of GSV Capital Service Company are located at 2925 Woodside Road, Woodside, CA 94062. Under the Administration Agreement, GSV Capital Service Company also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GSV Capital Service Company assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services. Pursuant to its obligations under the Administration Agreement, GSV Capital Service Company has retained Carl Rizzo of Alaric Compliance Services LLC to serve as our Chief Compliance Officer.
In accordance with the terms of the Administration Agreement, overhead and other administrative expenses are generally allocated between us and GSV Asset Management by reference to the relative time spent by personnel in performing administrative and similar functions on our behalf as compared to performing investment advisory or administrative functions on behalf of GSV Asset Management. To the extent personnel retained by GSV Service Company perform administrative tasks for GSV Asset Management, the fees incurred with respect to the actual time dedicated to such tasks will be reimbursed by GSV Asset Management. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. We estimate that we will incur approximately $2.8 million in aggregate expenses under our Administration Agreement during the twelve months of operations following the date of this prospectus.
The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party, and upon a vote of a majority of our outstanding voting securities, or by the vote of our Board of Directors or by GSV Capital Service Company.
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, GSV Capital Service Company and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Capital Service Company’s services under the Administration Agreement or otherwise as our administrator.
LICENSE AGREEMENT
We have entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, we have a right to use the GSV name for so long as the Investment Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, we will have no legal right to the “GSV” name.

CONFLICTS OF INTEREST AND RELATED PARTY
TRANSACTIONS AND CERTAIN RELATIONSHIPS
We have entered into the Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Mr. Moe, through his ownership interest in GSV Asset Management, is entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement. Messrs. Moe, Tanona and Flynn, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. Mr. Klein, or entities with which he is affiliated, receives fees from GSV Asset Management equal to a percentage of each of the base management fee and the incentive fee paid by us to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to the Administration Agreement. GSV Asset Management controls GSV Capital Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.
GSV Asset Management earned $6,896,347 in base management fees for the fiscal year ended December 31, 2016. For the year ended December 31, 2016, we reversed accrued incentive fees of $15,188,121. As of December 31, 2016, GSV Asset Management owed no receivables to us. In addition, as of December 31, 2016, we owed GSV Asset Management $422,025 primarily for the reimbursement of overhead allocation expenses.
We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services, which creates a conflict that our Board of Directors must monitor. During the fiscal year ended December 31, 2016, we incurred $2,545,316 in costs under the Administration Agreement, which includes the allocable portion of compensation expenses incurred by GSV Capital Service Company on our behalf for our finance, compliance, operations and administrative staff, as well as rent, the fees and expenses associated with performing compliance functions for GSV Asset Management, and its allocable portion of the compensation of any administrative support staff. We estimate that we will incur approximately $2.8 million in aggregate expenses under our Administration Agreement during the twelve months of operations following the date of this prospectus.
Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, serves as Vice President of Business Development, Global Expansion, for NestGSV, Inc. (d/b/a GSV Labs, Inc.), one of our portfolio companies. Diane Flynn, who is the spouse of our President, Mark Flynn, served as Chief Marketing Officer of NestGSV, Inc. until her resignation in January 2017. Ron Johnson, the chief executive officer of Enjoy Technology, Inc, one of our portfolio companies, is the brother-in-law of our President, Mark Flynn. As of December 31, 2016, the fair values of our investments in NestGSV, Inc. (d/b/a GSV Labs, Inc.), and Enjoy Technology, Inc. were $5,106,751 and $5,443,091, respectively. Another one of our portfolio companies, SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.), previously utilized office space paid for by GSV Asset Management without paying GSV Asset Management or us any consideration for rent. We did not consider this an arms-length transaction. In August 2016, SPBRX, INC. (f/k/a GSV Sustainability Partners, Inc.) moved out of the office space paid for by GSV Asset Management.
In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, as of May 5, 2017, GSV Asset Management also managed the Coursera Funds and served as sub-adviser to GSV Coursera LLC and certain investment series of the GSV Ventures Funds, and will likely manage one or more private funds, or series within such private funds, in the future. We have no ownership interests in the Coursera Funds or the GSV Funds subadvised by GSV Asset Management. See “Portfolio Management” for more information about other funds managed by GSV Asset Management’s investment committee.

While the investment focus of each of these entities, including the GSV Funds and the Coursera Funds, may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both us and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that we have priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between GSV Capital and any such other funds. See “Risk Factors — Risks Related to Our Business and Structure — There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.”
Further, under the Investment Advisory Agreement, there are no restrictions on the right of any manager, partner, officer or employee of GSV Asset Management to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of our portfolio companies). GSV Asset Management has, however, adopted an internal policy whereby any fees or compensation received by a manager, partner, officer or employee of GSV Asset Management in exchange for serving as a director of, or providing consulting services to, any of our portfolio companies will be transferred to GSV Capital Corp., net of any personal taxes incurred, upon such receipt for the benefit of GSV Capital Corp. and our stockholders.
GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interests of us or our stockholders and may result in actual or perceived conflicts of interest.
In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our Board of Directors or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.
We have also adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and Chief Financial Officer, as well as all of our other officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth certain ownership information as of May 5, 2017 with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Unless otherwise indicated, the address of all executive officers and directors is c/o GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors:
Michael T. Moe	67,583	*
Mark D. Klein	49,007(3)	*
Mark W. Flynn	5,000	*
Independent Directors:
Leonard A. Potter	24,333	*
Ronald M. Lott	None	*
Marc Mazur	None	*
Executive Officers:
William F. Tanona	10,000	*
Carl M. Rizzo	None	*
Executive officers and directors as a group (8 persons)	155,923	*
Other:
Pine River Capital Management L.P.	2,163,432(4)	9.75%(4)
Division of Investment, Department of Treasury, State of New Jersey	1,771,712(5)	7.99%(5)
RiverNorth Capital Management, LLC	1,179,892(6)	5.32%(6)

*
Represents less than one percent (1.0%)

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2)
Based on a total of 22,181,003 shares of the Company’s common stock issued and outstanding as of May 5, 2017.

(3)
Includes 1,667 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein.

(4)
Based on information obtained in a Schedule 13G/A filed jointly by Pine River Capital Management L.P. and Mr. Brian Taylor on February 7, 2017, and information obtained in a Statement of Changes in Beneficial Ownership on Form 4 filed jointly by Pine River Capital Management L.P., Mr. Brian Taylor and Pine River Master Fund Ltd. on February 28, 2017. Pine River Capital Management L.P. and Mr. Taylor have shared voting and dispositive power over 2,163,432 shares and disclaim beneficial ownership in the common stock except to the extent of their pecuniary interest therein. The address of Pine River Capital Management L.P., Mr. Brian Taylor and Pine River Master Fund Ltd. is 601 Carlson Parkway, 7th Floor, Minnetonka, MN 55305.

This amount represents shares of common stock underlying the Convertible Senior Notes. According to Pine River Capital Management L.P., Mr. Brian Taylor and Pine River Master Fund Ltd.’s (collectively, “Pine River”) Statement of Changes in Beneficial Ownership on Form 4 filed on February 28, 2017,
Pine River owns $25,953,000 in aggregate principal amount of the Convertible Senior Notes. The Convertible Senior Notes are convertible into shares of the Company’s common stock at any time, at a current conversion rate of 83.3596 shares of common stock per $1,000 principal amount of notes, equivalent to a conversion price of approximately $12.00 per share of common stock, subject to adjustment in certain events.
(5)
Based on information obtained in a Schedule 13G/A filed by the Division of Investment, Department of Treasury, State of New Jersey (the “New Jersey Division of Investment”) on January 10, 2017. The New Jersey Division of Investment beneficially owns and has sole dispositive and voting power over 1,771,712 shares. The address of the New Jersey Division of Investment is 50 West State Street, 9th Floor, P.O. Box 290, Trenton, NJ 08625.

(6)
Based on information obtained in a Schedule 13G filed by RiverNorth Capital Management, LLC (“RiverNorth”) on February 14, 2017. RiverNorth beneficially owns and has sole dispositive and voting power over 1,179,892 shares. The address of RiverNorth is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

The following table sets forth the dollar range of our equity securities that are beneficially owned by each of our directors as of May 5, 2017.
Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Michael T. Moe	Over $100,000
Mark D. Klein	Over $100,000
Mark W. Flynn	$10,001 – $50,000
Independent Directors
Leonard A. Potter	Over $100,000
Ronald M. Lott	None
Marc Mazur	None

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of  $4.52, the closing price of our common stock on the Nasdaq Capital Market on May 5, 2017. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY
General
A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
As a business development company, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.
We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
As a business development company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.
We are subject to periodic examination by the SEC for compliance with the 1940 Act.
As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Related to Our Business and Structure.”

Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our business are the following:
1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.
is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.
satisfies any of the following:

i.
does not have any class of securities that is traded on a national securities exchange;

ii.
has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.
is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

iv.
is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million; or

v.
meets such other criteria as may be established by the SEC.

2.
Securities of any eligible portfolio company which we control.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.
Securities received in exchange for or distributed on or with respect to securities described in 1 through 4 above, or pursuant to the exercise of options, warrants or rights relating to such securities.

6.
Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, other than office furniture and equipment, interests in real estate and leasehold improvements and facilities maintained to conduct the business operations of the business development company, deferred organization and operating expenses, and other noninvestment assets necessary and appropriate to its operations as a business development company, until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances.

Managerial Assistance to Portfolio Companies
In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in Qualifying Assets categories 1, 2 or 3. Further, business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of  “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GSV Asset Management will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Warrants and Options
Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk

Factors — Risks Related to Our Business and Structure — Borrowings, such as the Convertible Senior Notes, can magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”
Code of Ethics
We and GSV Asset Management have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. This code establishes procedures for personal investments and restricts certain transactions by our personnel. You may read and copy the code of ethics and our code of business conduct and ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics and our code of business conduct and ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and are available on our corporate governance webpage at http://investors.gsvcap.com/governance. Personnel subject to the joint code of ethics may invest in securities for their personal investment accounts so long as such investments are made in accordance with the code’s requirements.
Compliance Policies and Procedures
We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Carl M. Rizzo currently serves as our Chief Compliance Officer.
Compliance with Corporate Governance Regulations
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:
•
pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•
pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
In addition, The Nasdaq Capital Market has adopted various corporate governance requirements as part of its listing standards. Other than as described in “Risk Factors — Risks Related to Our Business and Structure — Our inability to successfully appoint a new independent member to our Board of Directors may result in our failure to regain compliance with Nasdaq Listing Rules and our common stock may be delisted from the Nasdaq Capital Market, which may reduce the price of our common stock and levels of liquidity available to our stockholders,” we believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to GSV Asset Management. The Proxy Voting Policies and Procedures of GSV Asset Management are set forth below. The guidelines will be reviewed periodically by GSV Asset Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to GSV Asset Management.
An investment adviser registered under the Advisers Act has a fiduciary duty to act in the best interests of its clients, without regard to the investment adviser’s financial or other interest. As part of this duty, we recognize that we must vote client securities in a timely manner, free of actual or apparent conflicts of interest and in the best interests of our clients (or, where the client is a pooled investment vehicle or other similar entity, the client’s equity interest holders (“stockholders”), viewed as a group rather than individually).
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We will vote proxies relating to portfolio securities in what we perceive to be the best interests of our clients or, as applicable, their stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there are compelling long-term reasons to do so.
Our proxy voting decisions are made by the senior officers who are responsible for monitoring the relevant client’s investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal without the prior approval of the Chief Compliance Officer and senior management in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, GSV Asset Management, 2925 Woodside Road, Woodside, CA 94062 or compliance@gsvam.com.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to non-public personal information about our stockholders to employees of GSV Asset Management and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other
You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.
Our internet address is www.gsvcap.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information on our website is not incorporated by reference into this prospectus or registration statement unless specifically so incorporated by reference herein.

DETERMINATION OF NET ASSET VALUE
We determine the net asset value of our investment portfolio after the conclusion of each fiscal quarter in connection with the preparation of our annual and quarterly reports filed under the Exchange Act, or more frequently if required under the 1940 Act.
Securities that are publicly traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly traded or for which there are no readily available market quotations, including securities that trade on secondary markets for private securities, are valued at fair value as determined in good faith by our Board of Directors. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. We also engage an independent valuation firm to perform independent valuations of our investments that are not publicly traded or for which there are no readily available market quotations. We may also engage an independent valuation firm to perform independent valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades.
For those securities that are not publicly traded or for which there are no readily available market quotations, our Board of Directors, with the assistance of our Valuation Committee, will use the recommended valuations as prepared by management and the independent valuation firm, respectively, as a component of the foundation for its final fair value determination. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. For those investments that are publicly traded, we generally record unrealized appreciation or depreciation based on changes in the market value of the securities as of the valuation date. Publicly traded securities that remain subject to lock-up restrictions are discounted accordingly. For those investments that are not publicly traded and for which there are no readily available market quotations, we record unrealized depreciation on such investments when we believe that an investment has become impaired, and record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as the net change in unrealized appreciation or depreciation.
We generally determine the fair value of our investments by considering a number of factors. The following represent factors that could impact our fair value determinations:
1.
Public trading of our portfolio securities, taking into consideration lock-up requirements and liquidity;

2.
Active trading of our portfolio securities on a private secondary market, where we have determined that there is meaningful volume and the transactions are considered arm’s length by sophisticated investors;

3.
Qualified funding rounds in the companies in which we are invested, where there is meaningful and reputable information available on size, valuation and investors; and

4.
Additional investments by us in current portfolio companies, where the price of the new investment differs materially from prior investments.

There is inherent subjectivity in determining the fair value of our investments. In addition, we will accrue as a liability, each time we calculate net asset value, the amount which we may owe our Adviser for the income incentive fee and the capital gains incentive fee, the latter of which is based on the amount of unrealized and realized capital appreciation. We expect that most of our portfolio investments, other than those for which market quotations are readily available and that may be sold without restriction, will be valued at fair value as determined in good faith by our Board of Directors, with the assistance of our valuation committee.

Determinations in Connection with Offerings
In connection with future offerings of shares of our common stock, our Board of Directors or an authorized committee thereof will be required to make a determination of our net asset value and a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:
•
the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•
the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.
No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus brokerage commissions from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, New York 10038 or by phone at (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the acquisition, ownership and disposition of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a market-to-market method of accounting for their securities holdings, pension plans and trusts, and financial institutions. This summary is limited to beneficial owners of our common stock that will hold such common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding the offering of the common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
Tax matters are complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
This summary does not discuss the consequences of an investment in our preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisers with respect to the tax consequences relating to the acquisition, ownership and disposition of our common stock.
A “U.S. stockholder” generally is a beneficial owner of common stock who is for U.S. federal income tax purposes:
•
a citizen or individual resident of the United States;

•
a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantive decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

As used herein, the term “Non-U.S. stockholder” means a beneficial owner of common stock that is not a U.S. stockholder or a partnership for U.S. federal income tax purposes. A “Non-U.S. stockholder” does not include an individual present in the United States for 183 days or more in the taxable year of disposition of the common stock. Such a stockholder is encouraged to consult his or her own tax adviser regarding U.S. federal income tax consequences of the sale, exchange or other taxable disposition of the common stock.

Taxation of the Company
Election to Be Taxed as a RIC
We elected to be treated as a RIC under the Code beginning with our taxable year ended December 31, 2014, have qualified to be treated as a RIC for the subsequent taxable years and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. For the fiscal year ended 2012, however, we failed to satisfy certain tests required for us to qualify as a RIC under the Code, and were therefore subject to corporate-level U.S. federal income tax. In September 2014, we filed our 2013 tax return as a RIC and sought to be granted RIC status for our 2013 taxable year; however, we determined we would not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we were certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. In September 2015, we had not received such SEC Certification for our 2013 taxable year, and we determined it was in the best interests of our stockholders to file the 2013 tax return as a C corporation. We have not received and do not anticipate receiving such SEC Certification for our 2013 taxable year. We do not intend to pursue this certification with the SEC.
So long as we qualify and maintain our status as a RIC, we generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. Rather, any tax liability related to income earned by us as a RIC will represent obligations of our investors and will not be reflected in our consolidated financial statements.
To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to qualify for the special treatment accorded to RICs, we are required to distribute to our stockholders on a timely basis each year at least 90% of  “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”), and to meet certain asset diversification requirements on a quarterly basis.
We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. We recognize the tax benefits of uncertain tax positions only when the position has met the “more-likely-than-not” threshold. We classify penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. We have identified our major tax jurisdictions as U.S. federal and California.
Taxation of the Company as a RIC
If we:
•
qualify as a RIC; and

•
satisfy the Annual Distribution Requirement,

then the following rules will apply to us. We will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income, including capital gains not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of  (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
•
have in effect an election to be regulated as a business development company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities and net income from “qualified publicly traded partnerships” (the “90% Income Test”); and

•
diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (the “50% Diversification Test”); and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “25% Diversification Test,” and together with the 50% Diversification Test, the “Diversification Tests”).

Provided that we satisfy the Diversification Tests as of the close of any quarter, we will not fail the Diversification Tests as of the close of a subsequent quarter as a consequence of a discrepancy between the value of our assets and the requirements of the Diversification Tests that is attributable solely to fluctuations in the value of our assets. Rather, we will fail the Diversification Tests as of the end of a subsequent quarter only if such a discrepancy existed immediately after our acquisition of any asset and such discrepancy is wholly or partly the result of that acquisition. In addition, if we fail the Diversification Tests as of the end of any quarter, we will not lose our status as a RIC if we eliminate the discrepancy within thirty days of the end of such quarter and, if we eliminate the discrepancy within that thirty-day period, we will be treated as having satisfied the Diversification Tests as of the end of such quarter for purposes of applying the rule described in the preceding sentence, assuming that it is not the first quarter of RIC qualification.
An alternative 50% Diversification Test applies to certain RICs that obtain SEC Certification for the applicable taxable year. Such SEC Certification may not be received earlier than 60 days prior to the close of the taxable year to which it applies. If a RIC has received this certification, then, for purposes of the 50% Diversification Test, securities of an issuer will be treated as good investments as long as the RIC’s basis in the securities of such issuer did not exceed 5% of the RIC’s total assets when acquired whether or not the RIC owns more than 10% of the voting securities of such issuer. This alternative test does not apply to the securities of any issuer if the RIC has continuously held securities of the issuer for 10 or more years preceding the applicable quarter end. The 25% Diversification Test is not affected by this alternative 50% Diversification Test.
As a result of converting from a C corporation to a RIC, we are required to pay a corporate-level U.S. federal income tax on the net amount of the net built-in gains, if any, in our assets (i.e., the amount by which the net fair market value of our assets exceeds our net adjusted basis in our assets) as of the date of conversion (i.e., January 1, 2014) to the extent that such gains are recognized by us during the applicable recognition period, which is the five-year period beginning on the date of conversion. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in the applicable period, the amount of realized gain (loss), the actual amount of net built-in gain or loss present in those assets as of the date of conversion, and the effective tax rates at such times. The payment of any such corporate-level U.S. federal income tax on built-in gain will be an expense that will reduce the amount available for distribution to our stockholders. The built-in gain tax is calculated by determining a RIC’s net unrealized built-in gains, if any, by which the fair market value of the assets of the RIC at the beginning of the first RIC-year exceeds the aggregate adjusted basis of such assets at that time.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or if we receive contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as dividends and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.
We will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. See “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.
Gain or loss that we realize from the sale or exchange of warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.
Failure to Maintain our Qualification as a RIC
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).
If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC.
The remainder of this discussion assumes that we will qualify as a RIC and satisfy the Annual Distribution Requirement for the current taxable year and each future taxable year.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Under the dividend reinvestment plan, our U.S. stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholders for U.S. federal income tax purposes. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our U.S. stockholders within 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. In accordance with these Treasury regulations and private letter rulings, on November 4, 2015, our Board of Directors declared a dividend of  $2.76 per share to stockholders, paid in part cash and part shares of our common stock on December 31, 2015. In addition, on August 3, 2016, our Board of Directors declared a cash distribution of  $0.04 per share to stockholders, which was paid on August 24, 2016. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Distributions” for more information.
As a RIC, we are required to apportion any items that are treated differently for alternative minimum tax (“AMT”) purposes between us and our U.S. stockholders, and such apportionment may affect our U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we intend in general to apportion these items in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction we are entitled to claim), unless we determine that a different method for a particular item is warranted under the circumstances.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will nonetheless be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized by a U.S. stockholder upon a disposition of shares of our common stock will generally be disallowed if the U.S. stockholder purchases other shares of our common stock (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
The maximum U.S. federal income tax rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with income in excess of  $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income that year; any net capital losses of a non-corporate U.S. stockholder in excess of  $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, Qualifying Dividends and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
In general, Non-U.S. stockholders that are not otherwise engaged in a U.S. trade or business will not be subject to U.S. federal income on distributions paid by us. However, distributions of our “investment company taxable income” generally are subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
However, no withholding is required with respect to certain distributions if  (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that any of our distributions will qualify for this exemption.
Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax if properly reported by us as capital gain dividends unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. stockholder), such amounts will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. stockholder. For a corporate Non-U.S. stockholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain Non-U.S. stockholders.
Non-U.S. stockholders will not generally be subject to U.S. federal income or withholding tax with respect to gain recognized on the sale or other disposition of shares of our common stock.
Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income and is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming an extension of the exemption discussed above), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax as described above and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
If we were unable to qualify for treatment as a RIC, any distributions by us would be treated as dividends to the extent of our current and accumulated earnings and profits. We would not be eligible to report any such dividends as interest-related dividends, short-term capital gain dividends, or capital gain dividends. As a result, any such dividend paid to a Non-U.S. stockholder that is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) would be subject to the 30% (or reduced applicable treaty rate) withholding tax discussed above regardless of the source of the income giving rise to such distribution. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Non-U.S. stockholder’s tax basis, and any remaining distributions would be treated as a gain from the sale of the Non-U.S. stockholder’s shares subject to taxation as discussed above. For the consequences to the Company for failing to qualify as a RIC, see “Failure to Qualify as a RIC” above.
Backup Withholding and Information Reporting
U.S. stockholders.   Information returns are required to be filed with the IRS in connection with dividends on the common stock and proceeds received from a sale or other disposition of the common stock to a U.S. stockholder unless the U.S. stockholder is an exempt recipient. U.S. stockholders may also be subject to backup withholding on these payments in respect of the common stock unless such U.S. stockholder provides its taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules or provides proof of an applicable exemption.
Non-U.S. stockholders.   Information returns are required to be filed with the IRS in connection with payment of dividends on the common stock to Non-U.S. stockholders. Unless a Non-U.S. stockholder complies with certification procedures to establish that it is not a United States person, information returns may also be filed with the IRS in connection with the proceeds from a sale or other disposition of the common stock. A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup-withholding of U.S. federal income tax on dividends unless the

Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a U.S. stockholder’s or Non-U.S. stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.
FATCA
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and beginning January 1, 2019, the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR SECURITIES
This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities that may be offered hereunder. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK
This prospectus contains a summary of our capital stock and is not meant to be a complete description. However, this prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each security sold thereunder. The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws.
Stock
The authorized stock of GSV Capital as of May 5, 2017 consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the Nasdaq Capital Market under the ticker symbol “GSVC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of equity securities as of May 5, 2017:
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common stock	100,000,000	—	22,181,003
Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We expect that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2018, 2019, and 2017, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our bylaws, as authorized by our charter, provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.
Control Share Acquisitions
The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•
one-tenth or more but less than one-third;

•
one-third or more but less than a majority; or

•
a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•
any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:
•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.
For any series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:
•
the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•
any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•
the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•
the voting powers, if any, of the holders of shares of such series;

•
any provisions relating to the redemption of the shares of such series;

•
any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•
any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•
if applicable, a discussion of certain U.S. federal income tax considerations; and

•
any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued (i.e., the right to purchase one new share for a minimum of every three rights held). In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•
the title of such subscription rights;

•
the exercise price for such subscription rights (or method of calculation thereof);

•
the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•
the number of such subscription rights issued to each stockholder;

•
the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•
if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•
the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•
the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•
any termination right we may have in connection with such subscription rights offering; and

•
any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
Dilutive Effects
Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.
This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:
•
the designation or title of the series of debt securities;

•
the total principal amount of the series of debt securities;

•
the percentage of the principal amount at which the series of debt securities will be offered;

•
the date or dates on which principal will be payable;

•
the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•
the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•
whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•
the terms for redemption, extension or early repayment, if any;

•
the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•
the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•
the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•
the provision for any sinking fund;

•
any restrictive covenants;

•
any Events of Default (as defined in “Events of Default” below);

•
whether the series of debt securities are issuable in certificated form;

•
any provisions for defeasance or covenant defeasance;

•
any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•
any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•
whether the debt securities are subject to subordination and the terms of such subordination;

•
whether the debt securities are secured and the terms of any security interest;

•
the listing, if any, on a securities exchange; and

•
any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•
how it handles securities payments and notices;

•
whether it imposes fees or charges;

•
how it would handle a request for the holders’ consent, if ever required;

•
whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•
how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•
if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•
an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•
an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•
an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•
an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•
the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•
if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•
an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

•
financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:
•
we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•
we do not pay interest on a debt security of the series within 30 days of its due date;

•
we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

•
we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);

•
we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

•
the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or

•
any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if  (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•
you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•
the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity, security or both to the trustee against the costs, expenses and other liabilities of taking that action;

•
the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•
the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Waiver of Default
Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than:
•
the payment of principal, any premium or interest; or

•
in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
•
where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•
the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•
we must deliver certain certificates and documents to the trustee; and

•
we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:
•
change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•
reduce any amounts due on a debt security;

•
reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•
adversely affect any right of repayment at the holder’s option;

•
change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•
impair your right to sue for payment;

•
adversely affect any right to convert or exchange a debt security in accordance with its terms;

•
modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•
reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•
reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•
change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•
if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•
for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•
for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•
for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:
•
we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•
we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•
no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•
satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•
we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•
we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and

•
no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•
satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
•
only in fully registered certificated form;

•
without interest coupons; and

•
unless we indicate otherwise in the prospectus supplement, in denominations of  $1,000 and amounts that are multiples of  $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of  (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of  (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal

(or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of  (and premium, if any) and unpaid interest on:
•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•
renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.
Secured Indebtedness and Ranking
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•
the title of such warrants;

•
the aggregate number of such warrants;

•
the price or prices at which such warrants will be issued;

•
the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•
if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•
the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•
whether such warrants will be issued in registered form or bearer form;

•
if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•
if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•
information with respect to book-entry procedures, if any;

•
the terms of the securities issuable upon exercise of the warrants;

•
if applicable, a discussion of certain U.S. federal income tax considerations; and

•
any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.
Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the issuance of such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities. As of the date of this prospectus, our stockholders have not authorized any issuance of warrants beyond those that would otherwise be permitted without stockholder approval under the 1940 Act.

PLAN OF DISTRIBUTION
We may offer, from time to time, in more than one offering, up to $400,000,000 of our securities in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for our securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offering. We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of our securities, including: the purchase price and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which our securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of securities offered by the prospectus supplement.
The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) with the consent of the majority of our common stockholders or (b) under such other circumstances as the SEC may permit. The price at which our securities may be distributed may represent a discount from prevailing market prices. As an investor in our securities, you will indirectly bear the expenses incurred in connection with all of the distribution activities described herein.
In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of our securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of our securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when our securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of our securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the Nasdaq Capital Market may engage in passive market making transactions in our common stock on the Nasdaq Capital Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of our common stock at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell our securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of our securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Capital Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities will be held under a custody agreement by U.S. Bank National Association. The address of the custodian is One Federal Street, Boston, MA 02110. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Though we generally acquire and dispose of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. We paid $182,406, $176,712 and $1,125,364 in brokerage commissions for the fiscal years ended December 31, 2016, 2015 and 2014, respectively, for an aggregate sum of  $1,484,482. The larger sum in 2014, as compared to 2015 and 2016, is due primarily to a larger quantity and size of orders. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for GSV Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, GSV Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and GSV Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser, in accordance with Section 28(e) under the Exchange Act, determines in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with any offering pursuant to this prospectus, will be passed upon for the underwriters, if any, by counsel named in the applicable prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
The consolidated financial statements of GSV Capital Corp. as of December 31, 2016 and 2015 and for each of the two years in the period ended December 31, 2016 appearing in this prospectus and the related financial statement schedule 12-14 for the years ended December 31, 2016 and 2015 included elsewhere in this registration statement, and the effectiveness of GSV Capital Corp.’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in this registration statement. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements for the year ended December 31, 2014 included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants located at Grant Thornton LLP, upon the authority of said firm as experts in giving said report.
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On April 27, 2015, we informed Grant Thornton LLP (“Grant Thornton”) that we had elected to not renew our engagement of Grant Thornton as our independent registered public accounting firm. The decision was approved by the Audit Committee of our Board of Directors on April 27, 2015.
Grant Thornton’s reports on our financial statements for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and through April 27, 2015, there were no (a) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.
On April 27, 2015, upon the recommendation of the Audit Committee of our Board of Directors, our Board of Directors appointed Deloitte & Touche LLP (“Deloitte”) to serve as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2015, subject to ratification by our stockholders. Our stockholders ratified the Board of Director’s appointment by vote at our 2015 annual meeting of stockholders held on June 3, 2015, and again at our 2016 annual meeting of stockholders held on June 1, 2016.
During the years ended December 31, 2014 and 2013, and through April 27, 2015, we did not consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and no written report or oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. Deloitte’s principal business address is 555 Mission St., San Francisco, CA 94105.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769, or on our website at http://www.gsvcap.com.
PRIVACY NOTICE
We are committed to protecting your privacy. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to our stockholders and may be changed at any time, provided a notice of such change is given to you.
You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in us.
We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser and administrator, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in each such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.
We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from them and provide reports to them.
We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer:
GSV Capital Corp.
2925 Woodside Road
Woodside, CA 94062
ATTN: Chief Compliance Officer

GSV Capital Corp.
[    ]% Convertible Senior Notes due 2023

PRELIMINARY PROSPECTUS SUPPLEMENT

Sole Manager
BTIG
March   , 2018